                       CREDIT SUISSE WARBURG PINCUS FUNDS
                           (FORMERLY DLJ MUTUAL FUNDS)




CREDIT SUISSE WARBURG PINCUS BLUE CHIP FUND
CREDIT SUISSE WARBURG PINCUS VALUE FUND
CREDIT SUISSE WARBURG PINCUS SMALL COMPANY VALUE FUND
CREDIT SUISSE WARBURG PINCUS STRATEGIC GROWTH FUND
CREDIT SUISSE WARBURG PINCUS TECHNOLOGY FUND
CREDIT SUISSE WARBURG PINCUS DEVELOPING MARKETS FUND
CREDIT SUISSE WARBURG PINCUS INTERNATIONAL EQUITY II FUND

CREDIT SUISSE WARBURG PINCUS FIXED INCOME II FUND
CREDIT SUISSE WARBURG PINCUS MUNICIPAL TRUST FUND
CREDIT SUISSE WARBURG PINCUS HIGH INCOME FUND
CREDIT SUISSE WARBURG PINCUS MUNICIPAL MONEY FUND
CREDIT SUISSE WARBURG PINCUS U.S. GOVERNMENT MONEY FUND

FEBRUARY 28, 2001  PROSPECTUS


As with all mutual funds, the Securities and Exchange Commission has not approved these funds, nor has it passed upon the adequacy or accuracy of this PROSPECTUS. It is a criminal offense to state otherwise.

An investment in any of the Funds is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


WARBURG PINCUS FUNDS
PART OF CREDIT SUISSE ASSET MANAGEMENT

                                    CONTENTS

CREDIT SUISSE WARBURG PINCUS FUNDS' RISK/RETURN SUMMARY ............           4

SUMMARY OF CREDIT SUISSE WARBURG PINCUS FUND EXPENSES ..............          16

ANNUAL FUND OPERATING EXPENSES .....................................          17

RECENT DEVELOPMENTS ................................................          22

PURCHASE INFORMATION ...............................................          24

CREDIT SUISSE WARBURG PINCUS FUNDS' INVESTMENT OBJECTIVES AND
POLICIES ...........................................................          26

ADDITIONAL INFORMATION ON INVESTMENT POLICIES AND RISKS ............          39

FUND MANAGEMENT ....................................................          42

HOW TO BUY AND SELL SHARES .........................................          44

OTHER SHAREHOLDER INFORMATION ......................................          51

ADDITIONAL SHAREHOLDER SERVICES ....................................          56

DISTRIBUTION CHARGES ...............................................          57

DIVIDEND AND DISTRIBUTION INFORMATION ..............................          58

TAXES ..............................................................          58

FINANCIAL HIGHLIGHTS ...............................................          59

FOR MORE INFORMATION ...............................................  back cover

THIS PART OF THE PROSPECTUS SUMMARIZES EACH FUND'S INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS. THIS SECTION ALSO CONTAINS LIMITED PERFORMANCE DATA. MORE INFORMATION ABOUT THE CREDIT SUISSE WARBURG PINCUS FUNDS IS CONTAINED IN "CREDIT SUISSE WARBURG PINCUS FUNDS' INVESTMENT OBJECTIVES AND POLICIES," AND "ADDITIONAL INFORMATION ON INVESTMENT POLICIES AND RISKS." PLEASE READ THE ENTIRE PROSPECTUS CAREFULLY BEFORE INVESTING AND SAVE IT FOR FUTURE REFERENCE.

CREDIT SUISSE WARBURG PINCUS FUNDS' RISK/RETURN SUMMARY

      CREDIT SUISSE WARBURG PINCUS DOMESTIC EQUITY FUNDS

THE CREDIT SUISSE WARBURG PINCUS BLUE CHIP FUND

      The Credit Suisse Warburg Pincus Blue Chip Fund's investment objective is long-term capital appreciation. The Fund seeks to achieve its objective by investing in companies that offer long-term capital appreciation. The Fund invests in common stock, securities convertible into common stock and other equity securities of well-known and established companies. The Fund takes a long-term view of each stock it buys, holding each company until its long-term growth potential no longer meets the Fund's requirements. Generally, the Fund attempts to identify companies with growth rates that will exceed that of the S&P 500 Index. The Credit Suisse Warburg Pincus Blue Chip Fund is "sector neutral." This means that its investments are allocated to industries in proportion to the sector allocation of the S&P 500 Index, with the exception of the electric and the gas utilities sectors. In the opinion of the Adviser, this strategy enables the Fund to properly diversify its portfolio within the most important and central realm of the U.S. equity universe. The Fund may also make an investment to earn income when its Adviser believes that it will not compromise the investment objective. To achieve this objective, the Fund may invest up to 35% of the value of its assets in investment-grade fixed income securities, including bonds, debentures, notes, asset and mortgage-backed securities and money market instruments such as commercial paper and bankers' acceptances and other financial instruments. The Fund may also invest in non-U.S. securities.

      Like any investment, an investment in the Credit Suisse Warburg Pincus Blue Chip Fund is subject to risk and you could lose money. While investments are selected that Credit Suisse Asset Management, LLC ("CSAM" or the "Adviser") believes will experience long-term appreciation, their value could decline. The Fund is subject to risks that affect equity securities markets in general, such as general economic conditions and adverse changes (generally increases) in interest rates. These and other factors could adversely affect your investment.

      The following chart and table illustrate the risk and the variability of the Fund's returns by showing the rate of return from year to year and how annual returns for 1, 5 and 10 years compare to those of the S&P 500 Composite Index, which is a broad measure of market performance. The Fund's past performance is not necessarily an indication of how it will perform in the future.

                           CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

1991         28.00%
1992          2.00%
1993         14.00%
1994         -4.00%
1995         24.00%
1996         20.00%
1997         28.00%
1998         28.00%
1999         28.00%
2000         -4.00%

      The annual returns referenced in the bar chart are for the calendar years ended December 31 and do not include sales charges. If sales charges were included, the annual returns would be lower than those shown.

      During the 10-year period shown in the bar chart for Class A shares, the highest return for a quarter was 21.16% (quarter ending 12/31/98) and the lowest return for a quarter was -9.22% (quarter ending 9/30/98).

                          AVERAGE ANNUAL TOTAL RETURNS

-----------------------------------------------------------------------------------------------------
(FOR THE PERIODS ENDING DECEMBER 31, 2000)      PAST YEAR          PAST 5 YEARS        PAST 10 YEARS
-----------------------------------------------------------------------------------------------------
BLUE CHIP FUND CLASS A                           (9.78)%              17.96%              14.91%
-----------------------------------------------------------------------------------------------------
BLUE CHIP FUND CLASS B*                          (8.59)%               N/A                 N/A
-----------------------------------------------------------------------------------------------------
BLUE CHIP FUND CLASS D**                         (4.04)%               N/A                 N/A
-----------------------------------------------------------------------------------------------------
S&P 500***                                       (9.11)%              18.33%              17.46%
-----------------------------------------------------------------------------------------------------

      The Average Annual Total Returns for the Fund reflect the maximum applicable sales charges currently in effect. The Fund commenced offering Class C and Common Class shares on February 28, 2000 and August 1, 2000, respectively. Therefore, the Fund does not yet have a full calendar year of performance information for these classes.

* The since inception (February 28, 1996) average annual total return for Class B shares for the period ending December 31, 2000 was 17.54%.
** The since inception (May 13, 1999) average annual total return for Class D shares for the period ending December 31, 2000 was 6.42%.
*** The S&P 500 -Registered Trademark- is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. The returns for the S&P 500 do not include any sales charges, fees or other expenses.

THE CREDIT SUISSE WARBURG PINCUS VALUE FUND

      The Credit Suisse Warburg Pincus Value Fund's investment objective is long-term capital appreciation and continuity of income. The Fund seeks to achieve its objective by investing in dividend paying common stock and by diversifying its investments among different industries and different companies. Securities are selected on the basis of their investment merit and their potential for appreciation in value and/or income, with a focus on stability. The Adviser identifies companies that it believes are undervalued and waits for the market to discover that value. A portion of the Fund may be invested in debt securities that are of investment-grade quality, U.S. Government securities and money market instruments. The Fund may also invest in securities of non-U.S. based issuers or issuers that do business principally outside of the U.S., which we refer to as non-U.S. securities. There is no fixed percentage of the Fund's assets that must be invested in any particular type of security.

      Like any investment, an investment in the Credit Suisse Warburg Pincus Value Fund is subject to risk and you could lose money. While the Fund seeks investments that will appreciate in value and/or provide income, the Adviser could select securities that will decline in value and provide no income.

      The Fund is also subject to risks that affect equity securities markets in general, such as general economic conditions and adverse changes (generally increases) in interest rates. These and other factors could adversely affect your investment.

      The following chart and table illustrate the risk and the variability of the Fund's returns by showing the rate of return from year to year and how annual returns for 1, 5 and 10 years compare to those of the S&P 500 Composite Index, which is a broad measure of market performance. The Fund's past performance is not necessarily an indication of how it will perform in the future.

                           CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

1991          24.00%
1992           6.00%
1993          16.00%
1994          -2.00%
1995          30.00%
1996          22.00%
1997          33.00%
1998          19.00%
1999          10.00%
2000           8.00%

      The annual returns referenced in the bar chart are for the calendar years ended December 31 and do not include sales charges. If sales charges were included, the annual returns would be lower than those shown.

      During the 10-year period shown in the bar chart for Class A shares, the highest return for a quarter was 16.00% (quarter ending 12/31/98) and the lowest return for a quarter was -9.35% (quarter ending 9/30/98).

                          AVERAGE ANNUAL TOTAL RETURNS

-----------------------------------------------------------------------------------------------------
(FOR THE PERIODS ENDING DECEMBER 31, 2000)      PAST YEAR          PAST 5 YEARS        PAST 10 YEARS
-----------------------------------------------------------------------------------------------------
VALUE FUND CLASS A                                2.11%               16.68%              15.33%
-----------------------------------------------------------------------------------------------------
VALUE FUND CLASS B*                               3.62%                N/A                 N/A
-----------------------------------------------------------------------------------------------------
VALUE FUND CLASS D**                              8.64%                N/A                 N/A
-----------------------------------------------------------------------------------------------------
S&P 500***                                       (9.11)%              18.33%              17.46%
-----------------------------------------------------------------------------------------------------

      The Average Annual Total Returns for the Fund reflect the maximum applicable sales charges currently in effect. The Fund commenced offering Class C and Common Class shares on February 28, 2000 and August 1, 2000, respectively. Prior to the date of this prospectus, the Fund had not yet offered Advisor Class shares. Therefore, the Fund does not yet have a full calendar year of performance information for these classes.

* The since inception (February 28, 1996) average annual total return for Class B shares for the period ending December 31, 2000 was 16.51%.
** The since inception (April 30, 1999) average annual total return for Class D shares for the period ending December 31, 2000 was 7.17%.
*** The S&P 500 -Registered Trademark- is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. The returns for the S&P 500 do not include any sales charges, fees or other expenses.

THE CREDIT SUISSE WARBURG PINCUS SMALL COMPANY VALUE FUND

      The Credit Suisse Warburg Pincus Small Company Value Fund's investment objective is a high level of growth of capital. The Fund seeks to achieve its objective by investing in common stock and other equity securities of "small-cap" companies that appear to be undervalued. Companies with market capitalizations of $2 billion or less at the time of purchase are considered to be small-cap companies.

      This Fund's investment objective causes it to be riskier than other funds and you could lose money. While the Fund seeks investments that provide a high level of growth of capital, they may decline in value. You should not invest in this Fund if your principal objective is assured income or capital preservation. Investments in small-cap companies often involve greater risks than investments in larger, more established companies. Small-cap companies may have less management experience, fewer financial resources, and limited product diversification, all of which may increase risks.

      The frequency and trading volume for securities of small-cap companies are substantially less than for larger companies. This can result in greater and more abrupt price fluctuations and can cause small-cap stocks to be less liquid than securities of larger companies. The Fund is also subject to risks that affect equity securities markets in general, such as general economic conditions and adverse changes (generally increases) in interest rates. These and other factors could adversely affect your investment.

      The following chart and table illustrate the risk and the variability of the Fund's returns by showing the rate of return from year to year and how annual returns for 1, 5 and 10 years compare to those of the Russell 2000 Index, which is a broad measure of market performance. The Fund's past performance is not necessarily an indication of how it will perform in the future.

                           CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

1991     51.00%
1992     18.00%
1993     22.00%
1994     -1.00%
1995     20.00%
1996     15.00%
1997     26.00%
1998     -5.00%
1999      1.00%
2000     27.00%

      The annual returns referenced in the bar chart are for the calendar years ended December 31 and do not include sales charges. If sales charges were included, the annual returns would be lower than those shown.

      During the 10-year period shown in the bar chart for Class A shares, the highest return for a quarter was 17.81% (quarter ending 3/31/91) and the lowest return for a quarter was -18.15% (quarter ending 9/30/98).

                          AVERAGE ANNUAL TOTAL RETURNS

-----------------------------------------------------------------------------------------------------
(FOR THE PERIODS ENDING DECEMBER 31, 2000)      PAST YEAR          PAST 5 YEARS        PAST 10 YEARS
-----------------------------------------------------------------------------------------------------
SMALL COMPANY VALUE FUND CLASS A                  19.75%              10.87%              15.80%
-----------------------------------------------------------------------------------------------------
SMALL COMPANY VALUE FUND CLASS B*                 22.10%               N/A                 N/A
-----------------------------------------------------------------------------------------------------
RUSSELL 2000**                                    (3.02)%             10.31%              15.53%
-----------------------------------------------------------------------------------------------------

      The Average Annual Total Returns for the Fund reflect the maximum applicable sales charges currently in effect. The Fund commenced offering Class C and Common Class shares on February 28, 2000 and August 1, 2000, respectively. Prior to the date of this prospectus, the Fund had not yet offered Class D shares. Therefore, the Fund does not yet have a full calendar year of performance information for these classes.

* The since inception (February 28, 1996) average annual total return for Class B shares for the period ending December 31, 2000 was 11.36%.
** The Russell 2000 Index is an unmanaged index of common stock prices and is composed of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization. The returns for the Russell 2000 Index do not include any sales charges, fees or other expenses.

      THE CREDIT SUISSE WARBURG PINCUS STRATEGIC GROWTH FUND

      THE BOARD OF TRUSTEES OF THE FUND HAS APPROVED, SUBJECT TO SHAREHOLDER APPROVAL, AT A MEETING SCHEDULED FOR MARCH 23, 2001, THE TRANSFER OF ALL OF THE ASSETS AND LIABILITIES OF THE FUND IN EXCHANGE FOR SHARES OF THE WARBURG, PINCUS FOCUS FUND, INC., A SIMILAR FUND IN THE WARBURG PINCUS FAMILY OF FUNDS. SEE "RECENT DEVELOPMENTS" FOR ADDITIONAL INFORMATION.

      The Credit Suisse Warburg Pincus Strategic Growth Fund's investment objective is long-term growth of capital. The Fund seeks to achieve this objective by investing in equity securities of a limited number of large, carefully selected companies that the Adviser believes will achieve superior growth. The Fund intends to hold securities of approximately 50-60 companies, which may fluctuate depending on the Adviser's view of market conditions. The Fund seeks to achieve superior performance as compared to other U.S. domestic growth funds.

      Like any investment, an investment in the Credit Suisse Warburg Pincus Strategic Growth Fund is subject to risk, and you could lose money. While the Adviser believes that the investments it selects will experience long-term appreciation, their value could decline. Growth companies are typically characterized by higher price-to-earnings and price-to-book ratios, lower dividend yields, greater volatility, and higher historical and predicted earnings. The Fund is also subject to risks that affect equity securities markets in general, such as general economic conditions and adverse changes (generally increases) in interest rates. Because the Fund normally invests in a smaller number of securities than many other equity funds, an investment in this Fund has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value. These and other factors could adversely affect your investment.

      The following chart and table illustrate the risk and the variability of the Fund's returns by showing the highest and lowest quarterly returns for the Fund's first full calendar year and how the annual returns for 1 year and from inception compare to those of the S&P 500 Barra Index, which is a broad measure of market performance. The Fund's past performance is not necessarily an indication of how it will perform in the future.

                           CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

2000   -16.00%

      The annual return referenced in the bar chart is for the calendar year ended December 31 and does not include sales charges. If sales charges were included, the annual return would be lower than shown.

      During the 1-year period shown in the bar chart for Common Class shares, the highest return for a quarter was 8.79% (quarter ending 3/31/00) and the lowest return for a quarter was -18.18% (quarter ending 12/31/00). 2000 was the first full calendar year of operations.

                          AVERAGE ANNUAL TOTAL RETURNS

--------------------------------------------------------------------------------------------------
(FOR THE PERIODS ENDING DECEMBER 31, 2000)        PAST YEAR            FROM INCEPTION ON 11/18/99
--------------------------------------------------------------------------------------------------
STRATEGIC GROWTH FUND COMMON CLASS                 (15.93)%                      (7.33)%
--------------------------------------------------------------------------------------------------
S&P 500 BARRA INDEX*                               (22.08)%                     (15.35)%
--------------------------------------------------------------------------------------------------

      Common Class shares are not subject to a sales charge. Therefore, the Average Annual Total Returns for the Fund do not reflect the maximum applicable sales charges currently in effect. If sales charges were included, the annual total returns would be lower than those shown. The Fund commenced offering Class A shares, Class B shares and Class C shares on August 1, 2000. Therefore, the Fund does not have a full calendar year of performance for these shares.

* The S&P 500 Barra Index is comprised of those companies within the S&P 500 Index with higher ratios of market price to book value than other companies within the S&P 500 Index. The returns for the S&P 500 Barra Index do not include any sales charges, fees or other expenses.

      THE CREDIT SUISSE WARBURG PINCUS TECHNOLOGY FUND

      The Credit Suisse Warburg Pincus Technology Fund's investment objective is growth of capital. The Fund seeks to achieve this objective by investing in a broad number of industries that comprise the U.S. domestic technology sector. Under normal market conditions, the Fund invests at least 65% of its assets in technology companies. The Fund seeks to create a blend of stocks in companies that include, but are not limited to, the computer hardware, computer software, electronics, semiconductor, semiconductor capital equipment, telecommunication equipment, telecommunication services, and internet industries.

      Like any investment, an investment in the Credit Suisse Warburg Pincus Technology Fund is subject to risk and you could lose money. While the Fund seeks investments that will appreciate in value, the Adviser could select securities that will decline in value and provide no income. Technology stocks, especially those of smaller, less-seasoned companies tend to be more volatile than the overall stock market. When stock prices fall, you should expect the value of your investment to fall as well, possibly to a greater extent than the decline in equity markets generally. The fact that the Fund concentrates in a single sector increases risk and volatility as compared to more diverse funds. This is because factors that affect that sector are likely to directly affect the Fund's performance, both negatively and positively. Even if the overall direction of equity prices is upward, if technology stocks are headed lower, Fund performance could be adversely affected. For example, technology companies could be hurt by such factors as market saturation, price competition, and the advent of competing technologies. The Fund is also subject to risks that affect equity securities markets in general, such as general economic conditions and adverse changes (generally increases) in interest rates. These and other factors could adversely affect your investment.

      The following chart and table illustrate the risk and the variability of the Fund's returns by showing the highest and lowest quarterly returns for the Fund's first full calendar year and how the annual returns for 1 year and from inception compare to those of the Chase H & Q Technology Index, which is a broad measure of market performance. The Fund's past performance is not necessarily an indication of how it will perform in the future.

                           CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

2000   -29.00%

      The annual returns referenced in the bar chart are for the calendar year ended December 31 and do not include sales charges. If sales charges were included, the annual returns would be lower than those shown.

      During the 1-year period shown in the bar chart for Common Class shares, the highest return for a quarter was 26.49% (quarter ending 3/31/00) and the lowest return for a quarter was -37.75% (quarter ending 12/31/00). 2000 was the first full calendar year of operations.

                          AVERAGE ANNUAL TOTAL RETURNS

--------------------------------------------------------------------------------------------------
(FOR THE PERIODS ENDING DECEMBER 31, 2000)        PAST YEAR            FROM INCEPTION ON 11/18/99
--------------------------------------------------------------------------------------------------
TECHNOLOGY FUND COMMON CLASS                       (29.00%)                     (10.85%)
--------------------------------------------------------------------------------------------------
CHASE HAMBRECHT & QUIST TECHNOLOGY INDEX*          (35.35%)                     (18.07%)
--------------------------------------------------------------------------------------------------

      Common Class shares are not subject to a sales charge. Therefore, the Average Annual Total Returns for the Fund do not reflect the maximum applicable sales charges currently in effect. If sales charges were included, the annual returns would be lower than those shown. The Fund commenced offering Class A shares, Class B shares, and Class C shares on August 1, 2000 and Class D shares on September 1, 2000. Therefore, the Fund does not have a full calendar year of performance for these shares.

* The Chase H & Q Technology Index is comprised of a cross-section of computer hardware, computer software, communications, semiconductor, information services and internet services companies. The returns for the Chase H & Q Technology Index do not include any sales charges, fees or other expenses.

      CREDIT SUISSE WARBURG PINCUS INTERNATIONAL FUNDS

THE CREDIT SUISSE WARBURG PINCUS DEVELOPING MARKETS FUND

      THE BOARD OF TRUSTEES OF THE FUND HAS APPROVED, SUBJECT TO SHAREHOLDER APPROVAL, AT A MEETING SCHEDULED FOR MARCH 23, 2001, THE TRANSFER OF ALL OF THE ASSETS AND LIABILITIES OF THE FUND IN EXCHANGE FOR SHARES OF THE WARBURG, PINCUS EMERGING MARKETS FUND, INC., A SIMILAR FUND IN THE WARBURG PINCUS FAMILY OF FUNDS. SEE "RECENT DEVELOPMENTS" FOR ADDITIONAL INFORMATION.

      The Credit Suisse Warburg Pincus Developing Markets Fund's investment objective is to provide long-term growth of capital by primarily investing in common stocks and other equity securities of companies from developing countries. The Fund seeks to achieve its objective by investing in securities of issuers in countries included in the Morgan Stanley Capital Index ("MSCI") Emerging Markets Free Index. The Fund's investment approach is to seek to minimize country and sector risk by maintaining country and sector neutrality, with weightings close to those of the MSCI Emerging Markets Free Index.

      This Fund's investment objective causes it to be riskier than other mutual funds and you could lose money. While the Fund seeks investments that provide a high level of growth of capital, they may decline in value. The Fund invests primarily in non-U.S. securities (securities of non-U.S. based issuers or issuers that do business principally outside the United States) of issuers in developing markets. Investments in non-U.S. securities present additional risks including greater price volatility and a lack of liquidity. Investments in developing markets present further risks because they tend to be smaller, less mature and less stable than investments in developed markets. The Fund is also subject to risks that affect equity securities markets in general, such as general economic conditions and adverse changes in interest and foreign exchange rates. These and other factors could adversely affect your investment.

      The following chart and table illustrate the risk and the variability of the Fund's returns by showing the rate of return from year to year and how annual returns for 1 and 5 years and from inception compare to those of the MSCI Emerging Markets Free Index, which is a broad measure of market performance. The Fund's past performance is not necessarily an indication of how it will perform in the future.

                           CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

1996          4.00%
1997         -6.00%
1998        -22.00%
1999         69.00%
2000        -38.00%

      The annual returns referenced in the bar chart are for the calendar years ended December 31 and do not include sales charges. If sales charges were included, the annual returns would be lower than those shown.

      During the 5-year period shown in the bar chart for Class A shares, the highest return for a quarter was 27.74% (quarter ending 12/31/99) and the lowest return for a quarter was -21.96% (quarter ending 6/30/98). 1996 was the first full calendar year of operations.

                          AVERAGE ANNUAL TOTAL RETURNS

--------------------------------------------------------------------------------------------------------------
(FOR THE PERIODS ENDING DECEMBER 31, 2000)       PAST YEAR         PAST 5 YEARS      FROM INCEPTION ON 9/8/95
--------------------------------------------------------------------------------------------------------------
DEVELOPING MARKETS FUND CLASS A                   (41.60)%            (5.47)%                (5.56)%
--------------------------------------------------------------------------------------------------------------
DEVELOPING MARKETS FUND CLASS B                   (41.01)%            (5.09)%                (5.26)%
--------------------------------------------------------------------------------------------------------------
MSCI EMERGING MARKETS FREE INDEX*                 (30.61)%            (4.17)%                (4.46)%
--------------------------------------------------------------------------------------------------------------

     The Average Annual Total Returns for the Fund reflect the maximum applicable sales charges currently in effect.

     The Fund commenced offering Class C shares and Common Class shares on February 28, 2000 and August 1, 2000, respectively. Therefore, the Fund does not yet have a full calendar year of performance information for these classes.

* The MSCI Emerging Markets Free Index is an unmanaged index composed of a sample of companies representative of the market structure of developing countries worldwide. The index is the property of Morgan Stanley & Co. Incorporated. The returns for the Index do not include any sales charges, fees or other expenses.

THE CREDIT SUISSE WARBURG PINCUS INTERNATIONAL EQUITY II FUND

      The Credit Suisse Warburg Pincus International Equity II Fund's investment objective is long-term growth of capital by investing in equity securities from established non-U.S. markets. The Fund seeks to achieve this objective by focusing on investment selection based primarily on the recommendations of CSFB International Research. The Fund invests in securities of issuers in the developed countries of Europe, Australia and the Far East ("EAFE"), using disciplined, quantitative methods in its attempt to minimize country, industry and financial risks. The Fund is country and sector neutral and will seek to maintain its weightings close to those of the MSCI EAFE Index.

      Like any investment, an investment in the Fund is subject to risk and you could lose money. While the Fund selects investments that the Adviser believes will appreciate in value, those securities could decline in value and provide no income. The Fund invests primarily in non-U.S. securities (securities of non-U.S. based issuers or issuers that do business principally outside the United States). Investments in non-U.S. securities present additional risks including greater price volatility and a lack of liquidity. The Fund is also subject to risks that affect equity securities markets in general, such as general economic conditions and adverse changes in interest (generally increases) and foreign exchange rates. These and other factors could adversely affect your investment.

      The following chart and table illustrate the risk and the variability of the Fund's returns by showing the rate of return from year to year and how annual returns for 1 year and 5 years and from inception compare to those of the MSCI-EAFE -Registered Trademark- Index, which is a broad measure of market performance. The Fund's past performance is not necessarily an indication of how it will perform in the future.

                           CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

1996      6.00%
1997      7.00%
1998     18.00%
1999     28.00%
2000    -15.00%

      The annual returns, referenced in the bar chart are for the calendar years ended December 31 and do not include sales charges. If sales charges were included, the annual returns would be lower than those shown.

      During the 5-year period shown in the bar chart for Class A shares, the highest return for a quarter was 19.76% (quarter ending 12/31/99) and the lowest return for a quarter was -15.46% (quarter ending 9/30/98). 1996 was the first full calendar year of operations.

                          AVERAGE ANNUAL TOTAL RETURNS

-------------------------------------------------------------------------------------------------------
(FOR THE PERIODS ENDING DECEMBER 31, 2000)      PAST YEAR          PAST 5 YEARS       SINCE INCEPTION*
-------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY II FUND CLASS A             (19.94)%             6.51%                6.38%
-------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY II FUND CLASS B             (19.00)%             6.94%                6.74%
-------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY II FUND CLASS D**           (14.84)%              N/A                  N/A
-------------------------------------------------------------------------------------------------------
MSCI-EAFE***                                     (13.96)%             7.43%                8.09%
-------------------------------------------------------------------------------------------------------

     The Average Annual Returns for the Fund reflect the maximum applicable sales charges.

     The Fund commenced offering Class C and Common Class shares on February 28, 2000 and August 1, 2000, respectively. Therefore, the Fund does not yet have a full calendar year of performance information for these classes.

* Inception date of Class A and Class B shares was September 8, 1995 and Class D shares was May 13, 1999.
** The since inception (May 13, 1999) average annual total return for Class D shares for the period ending December 31, 2000 was 3.26%.
*** The MSCI-EAFE -Registered Trademark- is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin Countries. The index is the property of Morgan Stanley & Co. Incorporated. The returns for the Index do not include any sales charges, fees or other expenses.


      CREDIT SUISSE WARBURG PINCUS FIXED INCOME FUNDS

THE CREDIT SUISSE WARBURG PINCUS FIXED INCOME II FUND

      THE BOARD OF TRUSTEES OF THE FUND HAS APPROVED, SUBJECT TO SHAREHOLDER APPROVAL, AT A MEETING SCHEDULED FOR MARCH 23, 2001, THE TRANSFER OF ALL OF THE ASSETS AND LIABILITIES OF THE FUND IN EXCHANGE FOR SHARES OF THE WARBURG PINCUS CREDIT SUISSE WARBURG PINCUS FIXED INCOME FUND, A SIMILAR FUND IN THE WARBURG PINCUS FAMILY OF FUNDS. SEE "RECENT DEVELOPMENTS" FOR ADDITIONAL INFORMATION.

      The Credit Suisse Warburg Pincus Fixed Income II Fund's investment objective is to provide as high a level of total return as is consistent with capital preservation by investing principally in debt securities, including, without limitation, convertible and non-convertible debt securities of foreign and domestic companies, including both well-known and established and new and lesser-known companies. The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of high-grade intermediate-term corporate bonds and U.S. Government securities, as well as in commercial paper and obligations issued or guaranteed by national or state banks. In addition, the Adviser actively manages the maturities of the securities in the portfolio in response to the Adviser's anticipation of the movement of interest rates and relative yields. The Fund seeks to limit risk by selecting investment-grade debt securities.

      While the Fund seeks investments that will satisfy its investment objective, the investments could decline in value and you could lose money. Concerns about an issuer's ability to repay its borrowings or to pay interest will adversely affect the value of its securities.

      The Fund is subject to risks that affect the bond markets in general, such as general economic conditions and adverse changes (generally increases) in interest rates. As interest rates rise, absent other factors, bond prices and the value of your investments will fall. The Fund is also subject to the risk that, in seeking to enhance total return, the Adviser will incorrectly forecast changes in interest rates or improperly assess the value of debt securities. These and other factors could adversely affect your investment.

      The following chart and table illustrate the risk and the variability of the Fund's returns by showing the rate of return from year to year and how annual returns for 1, 5 and 10 years compare to those of the Lehman Brothers Government/Corporate Intermediate Bond Index, which is a broad measure of market performance. The Fund's past performance is not necessarily an indication of how it will perform in the future.

                           CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

1991      14.00%
1992       7.00%
1993      10.00%
1994      -4.00%
1995      15.00%
1996       3.00%
1997       8.00%
1998       8.00%
1999      -1.00%
2000       9.00%

      The annual returns referenced in the bar chart are for the calendar years ended December 31 and do not include sales charges. If sales charges were included, the annual returns would be lower than those shown.

      During the 10-year period shown in the bar chart for Class A shares, the highest return for a quarter was 5.09% (quarter ending 12/31/91) and the lowest return for a quarter was -2.88% (quarter ending 3/31/94).

                          AVERAGE ANNUAL TOTAL RETURNS

-----------------------------------------------------------------------------------------------------
(FOR THE PERIODS ENDING DECEMBER 31, 2000)      PAST YEAR          PAST 5 YEARS        PAST 10 YEARS
-----------------------------------------------------------------------------------------------------
FIXED INCOME II FUND CLASS A                      3.70%               4.08%                6.18%
-----------------------------------------------------------------------------------------------------
FIXED INCOME II FUND CLASS B*                     4.14%                N/A                  N/A
-----------------------------------------------------------------------------------------------------
FIXED INCOME II FUND CLASS D**                    9.22%                N/A                  N/A
-----------------------------------------------------------------------------------------------------
LEHMAN INDEX***                                  10.12%               6.11%                7.36%
-----------------------------------------------------------------------------------------------------

      The Average Annual Total Returns for the Fund reflect the maximum applicable sales charges currently in effect. The Fund commenced offering Class C and Common Class shares on February 28, 2000 and August 1, 2000, respectively. Therefore, the Fund does not yet have a full calendar year of performance information for these classes.

* The since inception (February 28, 1996) average annual total return for Class B shares for the period ending December 31, 2000 was 4.67%.
** The since inception (April 30, 1999) average annual total return for Class D shares for the period ending December 31, 2000 was 5.37%.
*** The Lehman Brothers Government/Corporate Intermediate Bond Index is comprised of securities in the Lehman Brothers Government/Corporate Bond Index that have maturities of 5-10 years. The Lehman Brothers Government/Corporate Bond Index includes the Lehman Brothers Government Bond Index and the Lehman Brothers Corporate Bond Index and does not include sales charges, fees or expenses in its calculation.

THE CREDIT SUISSE WARBURG PINCUS MUNICIPAL TRUST FUND

      THE BOARD OF TRUSTEES OF THE FUND HAS APPROVED, SUBJECT TO SHAREHOLDER APPROVAL, AT A MEETING SCHEDULED FOR MARCH 23, 2001, THE TRANSFER OF ALL OF THE ASSETS AND LIABILITIES OF THE FUND IN EXCHANGE FOR SHARES OF THE WARBURG, PINCUS MUNICIPAL BOND FUND, INC., A SIMILAR FUND IN THE WARBURG PINCUS FAMILY OF FUNDS. SEE "RECENT DEVELOPMENTS" FOR ADDITIONAL INFORMATION.

      The Credit Suisse Warburg Pincus Municipal Trust Fund's investment objective is to provide as high a level of total return as is consistent with capital preservation by investing principally in high-grade tax-exempt municipal securities. By high-grade tax-exempt municipal securities, we mean securities rated Aaa, Aa, A or MIG-1 by Moody's or AAA, AA, A or SP-1 by S&P. It is important to note that unlike most other municipal bond funds, the Fund's objective is not to provide current income that is exempt from federal and/or state income tax. The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of high-grade, intermediate-term municipal securities. In addition, the Adviser actively manages the maturities of the securities in the portfolio in response to the Adviser's anticipation of the movement of interest rates and relative yields. Certain investments are selected that the Adviser believes are undervalued. The Fund attempts to limit risk by selecting investment-grade debt securities and by maintaining an average maturity of between five and ten years.

      While the Fund seeks investments that will satisfy its investment objective, these investments could decline in value and you could lose money. Concerns about an issuer's ability to repay its borrowings or to pay interest will adversely affect the value of its securities. The Fund is also subject to the risk that, in seeking to enhance total return, the Adviser will incorrectly forecast changes in interest rates or improperly assess the value of municipal securities. Like all bond funds, this Fund is subject to risks that affect the bond markets in general, such as general economic conditions and adverse changes (generally increases) in interest rates. As interest rates rise, absent other factors, bond prices and the value of your investment will fall. The Fund is also subject to risks of investing in municipal securities. These risks include uncertainties regarding the securities' tax status, political and legislative changes and the rights of their holders. These and other factors could adversely affect your investment.

      The following chart and table illustrate the risk and the variability of the Fund's returns by showing the rate of return from year to year and how annual returns for 1 and 5 years and from inception compare to those of The Lehman Brothers Seven Year Municipal Bond Index, which is a broad measure of market performance. The Fund's past performance is not necessarily an indication of how it will perform in the future.

                           CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

1994      -3.00%
1995      12.00%
1996       4.00%
1997       8.00%
1998       5.00%
1999      -1.00%
2000       7.00%

      The annual returns referenced in the bar chart are for the calendar years ended December 31 and do not include sales charges. If sales charges were included, the annual returns would be lower than those shown.

      During the 7-year period shown in the bar chart for Class A shares, the highest return for a quarter was 4.52% (quarter ending 3/31/95) and the lowest return for a quarter was -4.18% (quarter ending 3/31/94). 1994 was the first full calendar year of operations.

                          AVERAGE ANNUAL TOTAL RETURNS

---------------------------------------------------------------------------------------------------------------
(FOR THE PERIODS ENDING DECEMBER 31, 2000)       PAST YEAR         PAST 5 YEARS      FROM INCEPTION ON 7/28/93
---------------------------------------------------------------------------------------------------------------
MUNICIPAL TRUST FUND CLASS A                       2.23%              3.45%                   3.77%
---------------------------------------------------------------------------------------------------------------
MUNICIPAL TRUST FUND CLASS B*                      2.50%               N/A                     N/A
---------------------------------------------------------------------------------------------------------------
LBSYMBI**                                          9.07%              5.40%                   5.65%***
---------------------------------------------------------------------------------------------------------------

      The Average Annual Total Returns for the Fund reflect the maximum applicable sales charges currently in effect. The Fund commenced offering Class C and Common Class shares on February 28, 2000 and August 1, 2000, respectively. Therefore, the Fund does not yet have a full calendar year of performance information for these classes.

* The since inception (February 28, 1996) average annual total return for Class B shares for the period ending December 31, 2000 was 3.76%.
** The Lehman Brothers Seven Year Municipal Bond Index ("LBSYMBI") is comprised of municipal securities having an average approximate maturity of seven years and does not include sales charges, fees or expenses in its calculation.
*** For comparative purposes the value of the index on 7/31/93 is used for the beginning value on 7/28/93.

THE CREDIT SUISSE WARBURG PINCUS HIGH INCOME FUND

      The Credit Suisse Warburg Pincus High Income Fund's primary investment objective is to provide a high level of current income and a secondary objective is capital appreciation. The Fund seeks to achieve its objective by investing in fixed income securities of U.S. issuers that are rated below investment-grade quality or unrated fixed income securities deemed to be of comparable quality. Lower grade fixed income securities are commonly known as "junk bonds."

      This investment objective causes it to be riskier than other mutual funds and you could lose money. Investments in lower grade securities are subject to special risks, including greater price volatility and a greater risk of loss of principal and non-payment of interest. The market value of longer maturity debt securities, like those held by the Fund, is more sensitive to interest rate changes than the market value of shorter maturity debt securities. The Fund is not recommended for investors whose principal objectives are assured income or capital preservation. This Fund is designed for investors willing to assume additional risk in return primarily for the potential for high current income and secondarily capital appreciation.

      The following chart and table illustrate the risk and the variability of the Fund's returns by showing the highest and lowest quarterly returns for the Fund's first full calendar year and how the annual returns for 1 year and from inception compare to those of Lipper Open-End High Yield Bond Fund Index, which is a broad measure of market performance. The Fund's past performance is not necessarily an indication of how it will perform in the future.

                           CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

2000   -5.00%

      The annual returns referenced in the bar chart are for the calendar year ended December 31 and do not include sales charges. If sales charges were included, the annual returns would be lower than those shown.

      During the 1-year period shown in the bar chart for Class A shares, the highest return for a quarter was 2.89% (quarter ending 12/31/99) and the lowest return for a quarter was -4.17% (quarter ending 12/31/00). 2000 was the first full calendar year of operations.

                          AVERAGE ANNUAL TOTAL RETURNS

-------------------------------------------------------------------------------------------
(FOR THE PERIODS ENDING DECEMBER 31, 2000)          PAST YEAR            SINCE INCEPTION*
-------------------------------------------------------------------------------------------
HIGH INCOME FUND CLASS A                             (9.20)%                 (2.48)%
-------------------------------------------------------------------------------------------
HIGH INCOME FUND CLASS B                             (8.90)%                 (2.03)%
-------------------------------------------------------------------------------------------
HIGH INCOME FUND CLASS D**                           (4.40)%                 (2.04)%
-------------------------------------------------------------------------------------------
LIPPER OPEN-END HIGH YIELD BOND FUND INDEX***        (9.71)%                 (3.91)%
-------------------------------------------------------------------------------------------

      The Average Annual Total Returns for the Fund reflect the maximum applicable sales charges currently in effect. The Fund commenced offering Class C and Common Class shares on February 28, 2000 and August 1, 2000, respectively. Therefore, the Fund does not yet have a full calendar year of performance for these classes.

* Inception for Class A and Class B shares on March 8, 1999 and Class D shares on May 13, 1999.
** The since inception (May 13, 1999) average annual total return for Class D shares for the period ending December 31, 2000 was -2.04%.
*** The Lipper Open-End High Yield Bond Fund Index is comprised of open-end mutual funds that invest primarily in high yield debt securities. The Index does not include sales charges, fees or expenses in its calculation.

THE CREDIT SUISSE WARBURG PINCUS MUNICIPAL MONEY FUND

      The Credit Suisse Warburg Pincus Municipal Money Fund's investment objective is maximum current income, consistent with liquidity and safety of principal, that is exempt from Federal income taxation to the extent described herein. The Fund seeks to achieve this objective by investing in municipal securities. The Fund earns income at current money market rates, and its yield generally reflects short-term interest rates which vary from day to day. Such municipal securities will have varying lengths of maturities but will generally have remaining maturities of one year or less. In general, securities with longer maturities are more vulnerable to price changes, although they may provide higher yields.

      Like any money market fund investment, this investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

      The Fund seeks to preserve the value of your investment at $1.00 per share, however, it is possible to lose money by investing in the Fund.

      Because this Fund began operations in February, 1997, the first full calendar year of performance was 1998. The Fund's past performance is not necessarily an indication of how it will perform in the future.

                          CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

1998      3.00%
1999      2.00%
2000      3.00%

      During the 3-year period shown in the bar chart, the highest return for a quarter was 0.90% (quarter ending 12/31/00) and the lowest return for a quarter was 0.52% (quarter ending 3/31/99). The annual returns are for the calendar years ended December 31.

                          AVERAGE ANNUAL TOTAL RETURNS

-------------------------------------------------------------------------------------------------
(FOR THE PERIODS ENDING DECEMBER 31, 2000)        PAST YEAR            FROM INCEPTION ON 2/24/97
-------------------------------------------------------------------------------------------------
MUNICIPAL MONEY FUND                                3.35%                        2.84%
-------------------------------------------------------------------------------------------------

      Seven Day Yield as of December 31, 2000 was 3.81%.

THE CREDIT SUISSE WARBURG PINCUS U.S. GOVERNMENT MONEY FUND

      The Credit Suisse Warburg Pincus U.S. Government Money Fund's investment objective is maximum current income, consistent with liquidity and safety of principal. The Fund seeks to achieve its objective by investing in a portfolio of U.S. Government securities, including issues of the U.S. Treasury and other government agencies, which generally have remaining maturities of one year or less and collateralized repurchase agreements.

      Like any money market fund investment, this investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund seeks to preserve the value of your investment at $1.00 per share, however, it is possible to lose money by investing in the Fund. The Fund earns income at current market rates, and its yield generally reflects short-term interest rates, which vary from day to day.

      Because this Fund began operations in February 1997, the first full calendar year of performance was 1998. The Fund's past performance is not necessarily an indication of how it will perform in the future.

                           CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

1998          5.00%
1999          4.00%
2000          6.00%

      During the 3 year period shown in the bar chart, the highest return for a quarter was 1.44% (quarter ending 9/30/00) and the lowest return for a quarter was 1.00% (quarter ending 3/31/99). The annual returns are for the calendar years ended December 31.

                          AVERAGE ANNUAL TOTAL RETURNS

-------------------------------------------------------------------------------------------------
(FOR THE PERIODS ENDING DECEMBER 31, 2000)        PAST YEAR            FROM INCEPTION ON 2/24/97
-------------------------------------------------------------------------------------------------
U.S. GOVERNMENT MONEY FUND                          5.55%                        4.85%
-------------------------------------------------------------------------------------------------

      Seven Day Yield as of December 31, 2000 was 5.54%.

              SUMMARY OF CREDIT SUISSE WARBURG PINCUS FUND EXPENSES

     SHAREHOLDER TRANSACTION EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Credit Suisse Warburg Pincus Funds.

--------------------------------------------------------------------------------------------------------------------------
                                                                                     EQUITY FUNDS*
--------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES:                                                                                       COMMON    ADVISOR
  (THESE FEES ARE PAID DIRECTLY FROM YOUR INVESTMENT.)   CLASS A(1)   CLASS B(2)   CLASS C   CLASS D     CLASS     CLASS
--------------------------------------------------------------------------------------------------------------------------
  Maximum sales charge (load) imposed on purchases
   (as a percentage of offering price)                       5.75%         NONE       NONE      NONE      NONE      NONE
--------------------------------------------------------------------------------------------------------------------------
  Maximum sales charge (load) imposed on reinvested
   dividends (as a percentage of offering price)              NONE         NONE       NONE      NONE      NONE      NONE
--------------------------------------------------------------------------------------------------------------------------
  Maximum deferred sales charge (load)
   (as a percentage of original purchase price or
   redemption proceeds, as applicable)                        NONE        4%(3)      1%(4)      NONE      NONE      NONE
--------------------------------------------------------------------------------------------------------------------------
  Redemption Fees                                             NONE         NONE       NONE      NONE      NONE      NONE
--------------------------------------------------------------------------------------------------------------------------
  Exchange Fee                                                NONE         NONE       NONE      NONE      NONE      NONE
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                                                                                  MONEY
                                                                            FIXED INCOME FUNDS**                FUNDS***
--------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES:                                                                                       COMMON
  (THESE FEES ARE PAID DIRECTLY FROM YOUR INVESTMENT.)   CLASS A(1)   CLASS B(2)   CLASS C   CLASS D     CLASS
--------------------------------------------------------------------------------------------------------------------------
  Maximum sales charge (load) imposed on purchases
   (as a percentage of offering price)                       4.75%         NONE       NONE      NONE      NONE      NONE
--------------------------------------------------------------------------------------------------------------------------
  Maximum sales charge (load) imposed on reinvested
   dividends (as a percentage of offering price)              NONE         NONE       NONE      NONE      NONE      NONE
--------------------------------------------------------------------------------------------------------------------------
  Maximum deferred sales charge (load)
   (as a percentage of original purchase price or
   redemption proceeds, as applicable)                        NONE        4%(3)      1%(4)      NONE      NONE      NONE
--------------------------------------------------------------------------------------------------------------------------
  Redemption Fees                                             NONE         NONE       NONE      NONE      NONE      NONE
--------------------------------------------------------------------------------------------------------------------------
  Exchange Fee                                                NONE         NONE       NONE      NONE      NONE      NONE
--------------------------------------------------------------------------------------------------------------------------

* Includes the Credit Suisse Warburg Pincus Blue Chip Fund, the Credit Suisse Warburg Pincus Value Fund, the Credit Suisse Warburg Pincus Small Company Value Fund, the Credit Suisse Warburg Pincus Strategic Growth Fund, the Credit Suisse Warburg Pincus Technology Fund, the Credit Suisse Warburg Pincus Developing Markets Fund and the Credit Suisse Warburg Pincus International Equity II Fund.

** Includes the Credit Suisse Warburg Pincus Fixed Income II Fund, the Credit Suisse Warburg Pincus Municipal Trust Fund and the Credit Suisse Warburg Pincus High Income Fund.

*** Includes the Credit Suisse Warburg Pincus Municipal Money Fund and the Credit Suisse Warburg Pincus U.S. Government Money Fund.

(1) The maximum sales charge imposed is reduced for larger purchases. Purchases of $1,000,000 or more are not subject to an initial sales charge but may be subject to a 1% CDSC (Contingent Deferred Sales Charge) on redemptions made within one year of purchase. See "Other Shareholder Information."

(2) Class B shares of each Fund automatically convert to Class A shares after eight years. The effect of the automatic conversion feature is reflected in the Examples that follow. See "Other Shareholder Information."

(3) 4% during the first year decreasing 1% annually to 0% after the fourth year.

(4)  1% during the first year.

                         ANNUAL FUND OPERATING EXPENSES

     These examples help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. They assume that you invest $10,000 in the applicable Fund for the periods indicated and then sell all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. For each Fund that has Waived Fees, as explained in the footnotes below, the After 1 Year Examples and the first year in each of the other Examples reflect the Waived Fees. For the Credit Suisse Warburg Pincus Strategic Growth Fund and the Credit Suisse Warburg Pincus Technology Fund, the Waived Fees are also reflected in the 3, 5 and 10 Year Examples through the period ended October 31, 2002. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         ANNUAL FUND OPERATING EXPENSES
    (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS -- REFLECTING CURRENT FEES)*

---------------------------------------------------------------------------------------------------------------------------
CREDIT SUISSE WARBURG PINCUS                                                                             COMMON
  BLUE CHIP FUND                                              CLASS A   CLASS B    CLASS C   CLASS D      CLASS
---------------------------------------------------------------------------------------------------------------------------
  Management Fee                                                 .61%      .61%       .61%      .61%      .61%
  Distribution (12b-1) and Service Fees(a)                       .25%     1.00%      1.00%      .00%      .25%
  Other Expenses                                                 .37%      .37%       .37%      .37%      .37%
---------------------------------------------------------------------------------------------------------------------------
  TOTAL ANNUAL FUND OPERATING EXPENSES                          1.23%     1.98%      1.98%      .98%     1.23%
---------------------------------------------------------------------------------------------------------------------------
  CREDIT SUISSE WARBURG PINCUS                                                                          COMMON    ADVISOR
   VALUE FUND                                                 CLASS A   CLASS B   CLASS C    CLASS D     CLASS     CLASS
---------------------------------------------------------------------------------------------------------------------------
  Management Fee                                                 .58%      .58%       .58%      .58%      .58%      .58%
  Distribution (12b-1) and Service Fees(a)                       .25%     1.00%      1.00%      .00%      .25%      .50%(b)
  Other Expenses                                                 .35%      .35%       .35%      .35%      .35%      .35%
---------------------------------------------------------------------------------------------------------------------------
  TOTAL ANNUAL FUND OPERATING EXPENSES                          1.18%     1.93%      1.93%      .93%     1.18%     1.43%
---------------------------------------------------------------------------------------------------------------------------
CREDIT SUISSE WARBURG PINCUS                                                                            COMMON
  SMALL COMPANY VALUE FUND                                    CLASS A   CLASS B    CLASS C   CLASS D     CLASS
---------------------------------------------------------------------------------------------------------------------------
  Management Fee                                                 .81%      .81%       .81%      .81%      .81%
  Distribution (12b-1) and Service Fees(a)                       .25%     1.00%      1.00%      .00%      .25%
  Other Expenses                                                 .42%      .42%       .42%      .42%      .42%
---------------------------------------------------------------------------------------------------------------------------
  TOTAL ANNUAL FUND OPERATING EXPENSES                          1.48%     2.23%      2.23%     1.23%     1.48%
---------------------------------------------------------------------------------------------------------------------------
  CREDIT SUISSE WARBURG PINCUS                                                                          COMMON
   STRATEGIC GROWTH FUND                                      CLASS A   CLASS B    CLASS C               CLASS
---------------------------------------------------------------------------------------------------------------------------
  Management Fee                                                 .75%      .75%       .75%                .75%
  Distribution (12b-1) and Service Fees(a)                       .25%     1.00%      1.00%                .25%
  Other Expenses                                                1.42%     1.42%      1.42%               1.42%
---------------------------------------------------------------------------------------------------------------------------
  TOTAL ANNUAL FUND OPERATING EXPENSES                          2.42%     3.17%      3.17%               2.42%
---------------------------------------------------------------------------------------------------------------------------
  Waived Fees(c)                                               (1.23)%   (1.23)%    (1.23)%             (1.23)%
---------------------------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES LESS WAIVED FEES                               1.19%     1.94%      1.94%               1.19%
---------------------------------------------------------------------------------------------------------------------------
  CREDIT SUISSE WARBURG PINCUS                                                                          COMMON
   TECHNOLOGY FUND                                            CLASS A   CLASS B    CLASS C   CLASS D     CLASS
---------------------------------------------------------------------------------------------------------------------------
  Management Fee                                                 .88%      .88%       .88%      .88%      .88%
  Distribution (12b-1) and Service Fees(a)                       .25%     1.00%      1.00%      .00%      .25%
  Other Expenses                                                1.03%     1.03%      1.03%     1.03%     1.03%
  TOTAL ANNUAL FUND OPERATING EXPENSES                          2.16%     2.91%      2.91%     1.91%     2.16%
  Waived Fees(d)                                                (.77)%    (.77)%     (.77)%    (.77)%    (.77)%
---------------------------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES LESS WAIVED FEES                               1.39%     2.14%      2.14%     1.14%     1.39%
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
  CREDIT SUISSE WARBURG PINCUS                                                                          COMMON
   DEVELOPING MARKETS FUND(e)                                 CLASS A   CLASS B    CLASS C               CLASS
---------------------------------------------------------------------------------------------------------------------------
  Management Fee                                                1.25%     1.25%      1.25%               1.25%
  Distribution (12b-1) and Service Fees(a)                       .25%     1.00%      1.00%                .25%
  Other Expenses                                                1.31%     1.31%      1.31%               1.31%
---------------------------------------------------------------------------------------------------------------------------
  TOTAL ANNUAL FUND OPERATING EXPENSES                          2.81%     3.56%      3.56%               2.81%
---------------------------------------------------------------------------------------------------------------------------
  Waived Fees(f)                                                (.66)%    (.66)%     (.66)%              (.66)%
---------------------------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES LESS WAIVED FEES                               2.15%     2.90%      2.90%               2.15%
---------------------------------------------------------------------------------------------------------------------------
  CREDIT SUISSE WARBURG PINCUS                                                                          COMMON
   INTERNATIONAL EQUITY II FUND(e)                            CLASS A   CLASS B    CLASS C   CLASS D     CLASS
---------------------------------------------------------------------------------------------------------------------------
  Management Fee                                                1.00%     1.00%      1.00%     1.00%     1.00%
  Distribution (12b-1) and Service Fees(a)                       .25%     1.00%      1.00%      .00%      .25%
  Other Expenses                                                 .61%      .61%       .61%      .61%      .61%
---------------------------------------------------------------------------------------------------------------------------
  TOTAL ANNUAL FUND OPERATING EXPENSES                          1.86%     2.61%      2.61%     1.61%     1.86%
---------------------------------------------------------------------------------------------------------------------------
  CREDIT SUISSE WARBURG PINCUS                                                                          COMMON
   FIXED INCOME II FUND                                       CLASS A   CLASS B    CLASS C   CLASS D     CLASS
---------------------------------------------------------------------------------------------------------------------------
  Management Fee                                                 .59%      .59%       .59%      .59%      .59%
  Distribution (12b-1) and Service Fees(a)                       .25%     1.00%      1.00%      .00%      .25%
  Other Expenses                                                 .36%      .36%       .36%      .36%      .36%
---------------------------------------------------------------------------------------------------------------------------
  TOTAL ANNUAL FUND OPERATING EXPENSES                          1.20%     1.95%      1.95%      .95%     1.20%
---------------------------------------------------------------------------------------------------------------------------
  Waived Fees(g)                                                (.25)%    (.25)%     (.25)%    (.25)%    (.25)%
---------------------------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES LESS WAIVED FEES                                .95%     1.70%      1.70%      .70%      .95%
---------------------------------------------------------------------------------------------------------------------------
  CREDIT SUISSE WARBURG PINCUS                                                                          COMMON
   MUNICIPAL TRUST FUND                                       CLASS A   CLASS B    CLASS C               CLASS
---------------------------------------------------------------------------------------------------------------------------
  Management Fee                                                 .63%      .63%       .63%                .63%
---------------------------------------------------------------------------------------------------------------------------
  Distribution (12b-1) and Service Fees(a)                       .25%     1.00%      1.00%                .25%
  Other Expenses                                                 .59%      .59%       .59%                .59%
  TOTAL ANNUAL FUND OPERATING EXPENSES                          1.47%     2.22%      2.22%               1.47%
  Waived Fees(h)                                                (.52)%    (.52)%     (.52)%              (.52)%
---------------------------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES LESS WAIVED FEES                                .95%     1.70%      1.70%                .95%
---------------------------------------------------------------------------------------------------------------------------
  CREDIT SUISSE WARBURG PINCUS                                                                          COMMON
   HIGH INCOME FUND                                           CLASS A   CLASS B    CLASS C    CLASS D    CLASS
---------------------------------------------------------------------------------------------------------------------------
  Management Fee                                                 .70%      .70%       .70%      .70%      .70%
---------------------------------------------------------------------------------------------------------------------------
  Distribution (12b-1) and Service Fees(a)                       .25%     1.00%      1.00%      .00%      .25%
  Other Expenses                                                1.53%     1.53%      1.53%     1.53%     1.53%
  TOTAL ANNUAL FUND OPERATING EXPENSES                          2.48%     3.23%      3.23%     2.23%     2.48%
  Waived Fees(i)                                               (1.38)%   (1.38)%    (1.38)%   (1.38)%   (1.38)%
---------------------------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES LESS WAIVED FEES                               1.10%     1.85%      1.85%      .85%     1.10%
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
  CREDIT SUISSE WARBURG PINCUS                                CREDIT SUISSE WARBURG PINCUS
   MUNICIPAL MONEY FUND                                        U.S. GOVERNMENT MONEY FUND
---------------------------------------------------------------------------------------------------------------------------
  Management Fee                                    .40%      Management Fee                                        .40%
  Distribution (12b-1) and Service Fees(a,j)        .25%      Distribution (12b-1) and Service Fees(a,j)            .25%
  Other Expenses                                    .46%      Other Expenses                                        .46%
  TOTAL ANNUAL FUND OPERATING EXPENSES             1.11%      TOTAL ANNUAL FUND OPERATING EXPENSES                 1.11%
  Waived Fees(k)                                   (.21)%     Waived Fees(l)                                       (.21)%
  TOTAL EXPENSES LESS WAIVED FEES                   .90%      TOTAL EXPENSES LESS WAIVED FEES                       .90%

                                   EXAMPLES+

------------------------------------------------------------------------------------------------------------------------------------
CREDIT SUISSE WARBURG PINCUS                                                                                    COMMON
  COMMON BLUE CHIP FUND           CLASS A    CLASS B**    CLASS B***   CLASS C**    CLASS C***    CLASS D        CLASS
------------------------------------------------------------------------------------------------------------------------------------
  1 Year                         $   693     $   601      $   201      $   301      $   201      $   100      $   125
  3 Years                            943         821          621          621          621          312          390
  5 Years                          1,212       1,068        1,068        1,068        1,068          542          676
  10 Years                         1,978       2,113        2,113        2,306        2,306        1,201        1,489
------------------------------------------------------------------------------------------------------------------------------------
  CREDIT SUISSE WARBURG PINCUS                                                                                  COMMON    ADVISOR
   VALUE FUND                     CLASS A    CLASS B**    CLASS B***   CLASS C**    CLASS C***    CLASS D        CLASS     CLASS
------------------------------------------------------------------------------------------------------------------------------------
  1 Year                             688         596          196          296          196           95          120       146
  3 Years                            928         806          606          606          606          296          375       452
  5 Years                          1,187       1,042        1,042        1,042        1,042          515          649       782
  10 Years                         1,924       2,059        2,059        2,254        2,254        1,143        1,432     1,713
------------------------------------------------------------------------------------------------------------------------------------
  CREDIT SUISSE WARBURG PINCUS                                                                                  COMMON
   SMALL COMPANY VALUE FUND       CLASS A    CLASS B**    CLASS B***   CLASS C**    CLASS C***    CLASS D        CLASS
------------------------------------------------------------------------------------------------------------------------------------
  1 Year                             717         626          226          326          226          125          151
  3 Years                          1,016         897          697          697          697          390          468
  5 Years                          1,336       1,195        1,195        1,195        1,195          676          808
  10 Years                         2,242       2,376        2,376        2,565        2,565        1,489        1,768
------------------------------------------------------------------------------------------------------------------------------------
  CREDIT SUISSE WARBURG PINCUS                                                                                  COMMON
   STRATEGIC GROWTH FUND          CLASS A    CLASS B**    CLASS B***   CLASS C**    CLASS C***                   CLASS
------------------------------------------------------------------------------------------------------------------------------------
  1 Year                             689         597          197          297          197                       121
  3 Years                          1,057         940          740          740          740                       511
  5 Years                          1,574       1,438        1,438        1,438        1,438                     1,060
  10 Years                         2,989       3,122        3,122        3,299        3,299                     2,561
------------------------------------------------------------------------------------------------------------------------------------
  CREDIT SUISSE WARBURG PINCUS                                                                                  COMMON
   TECHNOLOGY FUND                CLASS A    CLASS B**    CLASS B***   CLASS C**    CLASS C***   CLASS D         CLASS
------------------------------------------------------------------------------------------------------------------------------------
  1 Year                             708         617          217          317          217          116          142
  3 Years                          1,068         951          751          751          751          446          523
  5 Years                          1,531       1,393        1,393        1,393        1,393          884        1,014
  10 Years                         2,806       2,939        2,939        3,119        3,119        2,103        2,367
------------------------------------------------------------------------------------------------------------------------------------
  CREDIT SUISSE WARBURG PINCUS                                                                                  COMMON
   DEVELOPING MARKETS FUND        CLASS A    CLASS B**    CLASS B***   CLASS C**    CLASS C***                   CLASS
------------------------------------------------------------------------------------------------------------------------------------
  1 Year                             781         693          293          393          293                       218
  3 Years                          1,337       1,231        1,031        1,031        1,031                       809
  5 Years                          1,919       1,789        1,789        1,789        1,789                     1,426
  10 Years                         3,487       3,617        3,617        3,784        3,784                     3,090
------------------------------------------------------------------------------------------------------------------------------------
  CREDIT SUISSE WARBURG PINCUS                                                                                  COMMON
   INTERNATIONAL EQUITY II FUND   CLASS A    CLASS B**    CLASS B***   CLASS C**    CLASS C***   CLASS D         CLASS
------------------------------------------------------------------------------------------------------------------------------------
  1 Year                             753         664          264          364          264          164          189
  3 Years                          1,126       1,011          811          811          811          508          585
  5 Years                          1,523       1,385        1,385        1,385        1,385          876        1,006
  10 Years                         2,629       2,762        2,762        2,944        2,944        1,911        2,180
------------------------------------------------------------------------------------------------------------------------------------
  CREDIT SUISSE WARBURG PINCUS                                                                                  COMMON
   FIXED INCOME II FUND           CLASS A    CLASS B**    CLASS B***   CLASS C**    CLASS C***   CLASS D         CLASS
------------------------------------------------------------------------------------------------------------------------------------
  1 Year                             567         573          173          273          173           72           97
  3 Years                            814         788          588          588          588          278          356
  5 Years                          1,080       1,029        1,029        1,029        1,029          501          636
  10 Years                         1,839       2,060        2,060        2,255        2,255        1,144        1,432
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
  CREDIT SUISSE WARBURG PINCUS                                                                                  COMMON
   MUNICIPAL TRUST FUND           CLASS A    CLASS B**    CLASS B***   CLASS C**    CLASS C***                   CLASS
---------------------------------------------------------------------------------------------------------------------------
  1 Year                              567        573          173          273          173                         97
  3 Years                             869        844          644          644          644                        414
  5 Years                           1,193      1,142        1,142        1,142        1,142                        753
  10 Years                          2,106      2,324        2,324        2,514        2,514                      1,713
---------------------------------------------------------------------------------------------------------------------------
  CREDIT SUISSE WARBURG PINCUS                                                                                  COMMON
   HIGH INCOME FUND               CLASS A    CLASS B**    CLASS B***   CLASS C**    CLASS C***   CLASS D        CLASS
---------------------------------------------------------------------------------------------------------------------------
  1 Year                              582        588          188          288          188           87          112
  3 Years                           1,085      1,066          866          866          866          564          641
  5 Years                           1,614      1,569        1,569        1,569        1,569        1,069        1,196
  10 Years                          3,058      3,263        3,263        3,436        3,436        2,457        2,712
---------------------------------------------------------------------------------------------------------------------------
  CREDIT SUISSE WARBURG PINCUS                                CREDIT SUISSE WARBURG PINCUS
   MUNICIPAL MONEY FUND++                                      U.S. GOVERNMENT MONEY FUND++
---------------------------------------------------------------------------------------------------------------------------
  1 Year                       92                             1 Year                92
  3 Years                     332                             3 Years              332
  5 Years                     591                             5 Years              591
  10 Years                  1,333                             10 Years           1,333

* Effective February 1, 2001, Credit Suisse Asset Management Securities, Inc. ("CSAMSI") and PFPC, Inc. ("PFPC") began providing administrative services. Administrative services previously were provided by DLJAM and CSAM without charge to the Funds (although DLJAM, and then CSAM, were entitled to reimbursement from the Credit Suisse Warburg Pincus Opportunity Funds and the Credit Suisse Warburg Pincus Select Funds). Although these services are now provided for a total rate not to exceed .18% of average daily net assets, if the new investment advisory agreement is approved, CSAM will limit average annual expenses from the date of the acquisition of DLJ, November 3, 2000, until November 3, 2002 to the annualized levels previously paid by each Fund measured over the 60-day period ended on November 3, 2000. As a result, it is not anticipated that there will be any increase in the average annualized operating expense ratio of any of the Funds through November 3, 2002 due to the retention of new co-administrators. This limit is not reflected in the fee tables and examples above. PFPC continues to provide accounting services, but no longer pursuant to a separate agreement.

**   Assumes reinvestment of all dividends and redemption at end of period.

***  Assumes reinvestment of all dividends and no redemption at end of period.

+ Ten year figures assume conversion of Class B shares to Class A shares at the end of the eighth year following the date of purchase.

++ Shares purchased directly into a Money Fund will not be subject to a CDSC and therefore expenses paid will remain unaffected by redemption.

(a) The Fund has adopted a Rule 12b-1 plan for the indicated classes of shares that allows the Fund to pay distribution fees for the sale and distribution of those classes of shares out of the assets applicable to those classes. Because these fees are paid out over time, they will increase the cost of your investment and may cost you more than paying other types of sales charges. A portion of the 12b-1 fee represents an asset-based sales charge.

(b) The maximum amount payable for distributing these shares is .75 of 1% of the average daily net assets attributable to this Class. The Board of Trustees is currently limiting the amount payable to .50 of 1% of the average daily net assets attributable to the Class.

(c) The Adviser has undertaken, in writing, to limit Total Expenses of the Credit Suisse Warburg Pincus Strategic Growth Fund to 1.19% for the Fund's Class A and Common Class shares and 1.94% for the Fund's Class B and Class C shares. This arrangement will remain in place at least until October 31, 2002.

(d) The Adviser has undertaken, in writing, to limit Total Expenses of the Credit Suisse Warburg Pincus Technology Fund to 1.14% per year for the Fund's Class D shares, 1.39% per year for the Fund's Class A and Common Class shares, and 2.14% for the Fund's Class B and Class C shares. This arrangement will remain in place at least until October 31, 2002.

(e) The expense ratios for each class of shares of the Credit Suisse Warburg Pincus Developing Markets Fund and the Credit Suisse Warburg Pincus International Equity II Fund are higher than those paid by most other investment companies, but Credit Suisse Asset Management, LLC (as Adviser) believes that the fees are comparable to those paid by investment companies of similar investment orientation. On November 1, 2000, following the termination of the sub-adviser to the International Equity II Fund, the investment advisory fee was reduced to 1% of the average annual net assets of the Fund.

(f) The Adviser has undertaken, in writing, to limit Total Expenses of the Credit Suisse Warburg Pincus Developing Markets Fund to 2.15% per year for the Fund's Class A and Common Class shares and 2.90% for the Fund's Class B and Class C shares. This arrangement will remain in place at least until October 31, 2001.

(g) The Adviser has undertaken, in writing, to limit Total Expenses of the Credit Suisse Warburg Pincus Fixed Income II Fund to .70% for the Fund's Class D shares, to .95% for the Fund's Class A and Common Class shares and to 1.70% for the Fund's Class B and Class C shares. This arrangement will remain in place at least until October 31, 2001.

(h) The Adviser has undertaken, in writing, to limit Total Expenses of the Credit Suisse Warburg Pincus Municipal Trust Fund to .95% per year for the Fund's Class A and Common Class shares and to 1.70% for the Fund's Class B and Class C shares. This arrangement will remain in place at least until October 31, 2001.

(i) The Adviser has undertaken, in writing, to limit Total Expenses of the Credit Suisse Warburg Pincus High Income Fund to .85% per year for the Fund's Class D shares and 1.10% for the Fund's Class A shares and Common Class shares, and 1.85% for the Fund's Class B and Class C shares. This arrangement will remain in place at least until October 31, 2001.

(j) The maximum allowable amount payable for distributing these shares is .40 of 1% of the average daily net assets of each Money Fund. The Board of Trustees has currently limited the amount payable to .25 of 1% of the average daily net assets of each Money Fund.

(k) The Adviser has undertaken, in writing, to limit Total Expenses of the Credit Suisse Warburg Pincus Municipal Money Fund to .90% per year. This arrangement will remain in place at least until October 31, 2001.

(l) The Adviser has undertaken, in writing, to limit Total Expenses of the Credit Suisse Warburg Pincus U.S. Government Money Fund to .90% per year. This arrangement will remain in place at least until October 31, 2001.

                              RECENT DEVELOPMENTS

     The names of the DLJ Focus Funds, the DLJ Opportunity Funds and the DLJ Select Funds have changed to the Credit Suisse Warburg Pincus Capital Funds, the Credit Suisse Warburg Pincus Opportunity Funds and the Credit Suisse Warburg Pincus Select Funds, respectively. The names of each Fund have also changed, as indicated on the front page of this Prospectus.

     The consummation of the previously announced acquisition of Donaldson, Lufkin & Jenrette, Inc. ("DLJ") by Credit Suisse Group ("Credit Suisse") occurred on November 3, 2000, following which the assets and business of DLJ Asset Management Group, Inc. ("DLJAM") were transferred to CSAM. As a result, and pursuant to approval by the Board of Trustees of each of the Credit Suisse Warburg Pincus Capital Funds, the Credit Suisse Warburg Pincus Opportunity Funds and the Credit Suisse Warburg Pincus Select Funds (each a "Fund" and collectively the "Funds"), CSAM has succeeded DLJAM as investment adviser to the Funds pursuant to interim advisory agreements (the "Interim Advisory Agreements"). The Interim Investment Advisory Agreements terminate at the earlier of April 2, 2001 and the approval by shareholders of the Funds of new investment advisory agreements with CSAM.

     To rationalize the management of the Funds and the Warburg Pincus family of funds managed by CSAM ("Warburg Pincus Funds"), CSAM has proposed, and the Board of Trustees of the relevant Funds have approved for submission to shareholders at meetings scheduled for March 23, 2001: (i) new investment advisory agreements with CSAM on the same economic terms as the Interim Advisory Agreements; (ii) the replacement of all the current Trustees of the Funds, other than Peter F. Krogh, with trustees of the Warburg Pincus Funds; and (iii) as more fully explained below, the combinations of certain series of the Funds (the "Acquired Funds") into similar funds within the Warburg Pincus Funds (the "Acquiring Funds").

     On December 18, 2000, Credit Suisse Asset Management Securities, Inc. ("CSAMSI") became the distributor of the Funds. Effective February 1, 2001, the Funds retained CSAMSI and PFPC, Inc. ("PFPC") as co-administrators to each of the Funds for a total rate not to exceed .18% of each Funds' average daily net assets. DLJAM and then CSAM provided administrative services to the Funds without charge prior to February 1, 2001 (although DLJAM, and later CSAM, were entitled to reimbursement from the Funds of the Credit Suisse Warburg Pincus Select Funds and the Credit Suisse Warburg Pincus Opportunity Funds). However, CSAM has agreed to assume DLJAM's undertaking to limit total annual operating expenses until October 31, 2001, or October 31, 2002, as the case may be, and to limit average annual expenses from the date of the acquisition of DLJ, November 3, 2000, until November 3, 2002 to the annualized levels previously paid by each of the Funds measured over the 60-day period ended on the date of the acquisition of DLJ. Consequently, it is not anticipated that there will be any increase in the average annualized operating expense ratio of a Fund until November 3, 2002 as a result of the retention of new co-administrators. Further, accounting services previously provided by PFPC pursuant to a separate agreement will be provided by PFPC under its new co-administration agreement.

     Effective February 6, 2001, State Street Bank and Trust Company ("State Street") became the transfer agent for the Fund's Common Class (former Class R) shares. The Board has approved the retention of State Street as transfer agent for the Fund's other classes of shares.

     MERGERS. The Board of Trustees for each of the Acquired Funds listed below has approved, subject to shareholder approval, the transfer to the Acquiring Fund listed below of all of the assets and liabilities of the Acquired Fund in exchange for shares of the Acquiring Fund.

                  ACQUIRED FUND                                             ACQUIRING FUND
                  -------------                                             --------------
Credit Suisse Warburg Pincus Fixed Income II Fund                Warburg Pincus Fixed Income Fund
Credit Suisse Warburg Pincus Municipal Trust Fund                Warburg, Pincus Municipal Bond Fund, Inc.
Credit Suisse Warburg Pincus Developing Markets Fund             Warburg, Pincus Emerging Markets Fund, Inc.
Credit Suisse Warburg Pincus Strategic Growth Fund               Warburg, Pincus Focus Fund, Inc.

     Each of the Acquiring Funds has an investment objective and strategies substantially similar to the investment objective and strategies of the corresponding Acquired Fund. Shareholders of each Acquired Fund would receive on a tax-free basis shares of the relevant Acquiring Fund with the same net asset value as their shares of the Acquired Fund. The investment advisory fees of the Acquiring Funds would in each case be the same as the relevant Acquired Funds, and CSAM has agreed to reimburse expenses of each Acquiring Fund as necessary so that for the two-year period following the consummation of each acquisition the annualized expense ratio of each Acquired

Fund would not increase above its expense ratio for the 60-day period prior to consummation of the acquisitions. Each acquisition would be consummated promptly after receipt of shareholder approval. If an acquisition of an Acquired Fund is not approved, such Fund will continue to engage in business as a series of the Fund and the Board of the Acquired Fund will consider other possible courses of action available to it, including resubmitting the proposal to shareholders.

     The Board of Trustees of the Credit Suisse Warburg Pincus Capital Funds has approved the transfer of all of the assets and liabilities of the Warburg, Pincus Small Company Value II Fund, Inc. and the Warburg, Pincus Value II Fund, Inc. in exchange for shares of the Credit Suisse Warburg Pincus Small Company Value Fund and the Credit Suisse Warburg Pincus Value Fund, respectively. These acquisitions are subject to the approval of shareholders of the relevant Warburg, Pincus Fund and, if approved, are expected to be consummated in early June, 2001.

                              PURCHASE INFORMATION

     Shares of the Credit Suisse Warburg Pincus Municipal Money Fund and the Credit Suisse Warburg Pincus U.S. Government Money Fund (the "Money Funds") or Class A, Class B or Class C shares of the other Funds may be purchased directly by using the Share Purchase Application found in this Prospectus, or through CSAMSI, the Funds' distributor, or by contacting your securities dealer. Common Class shares of the Funds may be purchased directly by using the application available at the Shareholder Service Center or downloaded from WWW.WARBURG.COM. See "How to Buy and Sell Shares -- 2. For Common Class Shares." Common Class shares may also be purchased through a variety of financial services firms such as banks, brokers and financial advisors. Advisor Class Shares of the Credit Suisse Warburg Pincus Value Fund are available for purchase through certain eligible institutions and financial services firms and not by individual investors directly.

     The minimum initial investment in each Fund is $1,000 ($2,000 for Common Class shares). The minimum for additional investments is $25 ($50 for Common Class shares). These minimums are waived for certain types of accounts. Share certificates will not be issued for full or fractional shares of the Funds. Further information can be obtained from Credit Suisse Warburg Pincus Funds at the address and telephone number shown on the back cover of this Prospectus. See "How to Buy and Sell Shares" and "Other Shareholder Services."

     The Funds, except the Money Funds, offer Class A, Class B, Class C and Common Class shares. The Credit Suisse Warburg Pincus Blue Chip Fund, Credit Suisse Warburg Pincus Value Fund, Credit Suisse Warburg Pincus Small Company Value Fund, Credit Suisse Warburg Pincus Technology Fund, Credit Suisse Warburg Pincus International Equity II Fund, Credit Suisse Warburg Pincus Fixed Income II Fund and Credit Suisse Warburg Pincus High Income Fund also offer Class D shares. The Credit Suisse Warburg Pincus Value Fund also offers Advisor Class shares.

     Class A shares may be purchased at the net asset value per share of the Fund plus an initial sales charge imposed at the time of purchase and may be subject to a contingent deferred sales charge ("CDSC") in cases where the initial sales charge was not applied because of the size of the purchase. Class B shares may be purchased at the net asset value per share, but are subject to a CDSC upon redemption. The CDSC applicable to Class B shares declines from 4% for redemptions made during the first year of purchase to zero after four years. Class C shares may be purchased at the net asset value per share, but are subject to a 1% CDSC if redeemed within the first year of purchase. Common Class shares may be purchased at the net asset value per share without any initial sales charge or CDSC. Advisor Class shares may be purchased without any initial sales charge or CDSC. Class D shares are offered without any initial sales charge or CDSC to employees of Credit Suisse First Boston ("CSFB") and its subsidiaries that are eligible to participate in the Employee Savings and Retirement Plan of Credit Suisse First Boston, certain investment advisory or brokerage clients of CSAM or its affiliates, and certain employee benefit plans for employees of CSAM or its affiliates. CSFB employees should contact the CSFB Hotline at 1-800-588-6200 concerning how to purchase Class D shares. See "How to Buy and Sell Shares."

     Shares of the Money Funds may be purchased at a price equal to the net asset value per share of each Money Fund, which is expected to be $1.00 per share. See "Net Asset Value" in the side-bar included on this page.

     The Credit Suisse Warburg Pincus Blue Chip Fund, the Credit Suisse Warburg Pincus Value Fund, the Credit Suisse Warburg Pincus Small Company Value Fund, the Credit Suisse Warburg Pincus Fixed Income II Fund and the Credit Suisse Warburg Pincus Municipal Trust Fund are each a series of the Credit Suisse Warburg Pincus Capital Funds. The Credit Suisse Warburg Pincus International Equity II Fund, the Credit Suisse Warburg Pincus Developing Markets Fund, the Credit Suisse Warburg Pincus High Income Fund, the Credit Suisse Warburg Pincus Municipal Money Fund and the Credit Suisse Warburg Pincus U.S. Government Money Fund are each a series of the Credit Suisse Warburg Pincus Opportunity Funds. The Credit Suisse Warburg Pincus Strategic Growth Fund and the Credit Suisse Warburg Pincus Technology Fund are each a series of the Credit Suisse Warburg Pincus Select Funds.

     The Credit Suisse Warburg Pincus Opportunity Funds, Credit Suisse Warburg Pincus Capital Funds, and Credit Suisse Warburg Pincus Select Funds are different legal entities and are separately offering their Funds through this Prospectus. Based on the advice of counsel, the Funds believe that the potential liability of each Fund with respect to the disclosure in this Prospectus extends only to the disclosure relating to that Fund.

NET ASSET VALUE:

     Net asset value per share (or "NAV") is determined separately for each class by taking the total assets of each class of a Fund and subtracting its total liabilities and then dividing the difference by the total number of shares outstanding in each class.

     The NAV is determined at the close of the New York Stock Exchange each day that the New York Stock Exchange is open for trading. The price at which a purchase or redemption is effected is based on the next calculation of NAV after the order is placed.

     For the Money Funds, the NAV is expected to be maintained at a constant $1.00 per share, although this price is not guaranteed.

     For purposes of computing NAV, the securities in each Money Fund's portfolio are valued at amortized cost, which minimizes the effect of changes in a security's market value and helps maintain a stable $1.00 per share price. However, there is a risk that we will sell a security for a price that is higher or lower than amortized cost. Such an event could have an effect on our ability to maintain an NAV of $1.00 per share.

     In calculating the NAV of the Credit Suisse Warburg Pincus Funds, except the Money Funds, each Fund's investments are valued at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other method as the Trustees of the applicable Fund believe in good faith would accurately reflect their fair value.

     The investment objectives and policies of each Fund are set forth below. There can be, of course, no assurance that any Fund will achieve its investment objective. The Funds' investment objectives are fundamental policies that cannot be changed without the approval of the shareholders of the applicable Fund. The Board of Trustees of a Fund may change non-fundamental policies without shareholder approval.

                       CREDIT SUISSE WARBURG PINCUS FUNDS'
                       INVESTMENT OBJECTIVES AND POLICIES

     CREDIT SUISSE WARBURG PINCUS BLUE CHIP FUND

     GOAL: The investment objective of the Credit Suisse Warburg Pincus Blue Chip Fund is long-term capital appreciation. Investments are made based on their potential for long-term capital appreciation. The Credit Suisse Warburg Pincus Blue Chip Fund may make an investment to earn income when, in the opinion of the Adviser, such an investment will not compromise the Credit Suisse Warburg Pincus Blue Chip Fund's investment objective.

     STRATEGY: The Credit Suisse Warburg Pincus Blue Chip Fund invests in common stock, securities convertible into common stock and other equity securities (e.g., preferred stock and interests in master limited partnerships). It invests primarily in well-known and established companies (generally, companies in operation for more than three years). The Fund may occasionally invest in new and unseasoned companies which, in the opinion of the Adviser, have the potential for long-term capital appreciation.

     The Adviser applies extensive research that has been conducted primarily by research analysts employed by Credit Suisse First Boston on the growth prospects of stocks that are considered for the Fund's portfolio. Target companies normally have market capitalizations of at least $1 billion at the time of purchase. Generally, the Adviser attempts to identify companies with growth rates that will exceed that of the S&P 500 Index. The Credit Suisse Warburg Pincus Blue Chip Fund is "sector neutral." This means that its investments are allocated to industries in proportion to the sector allocation of the S&P 500 Index, with the exception of the electric and the gas utilities sectors. Other factors considered in the selection of securities include the economic and political outlook, the value of a particular security relative to another security, trends in the determinants of corporate profits, and management capability and practices. See "Risks for the Credit Suisse Warburg Pincus Blue Chip Fund and the Credit Suisse Warburg Pincus Value Fund."

     INVESTMENTS: Under normal circumstances, the Credit Suisse Warburg Pincus Blue Chip Fund invests at least 65% of its total assets in equity securities of companies that the Adviser believes have above-average long-term capital appreciation potential. For temporary defensive purposes, the Credit Suisse Warburg Pincus Blue Chip Fund may invest in investment-grade short-term fixed-income securities, enter into repurchase agreements and hold cash. A temporary defensive position could affect the Fund's ability to achieve its investment objective. In addition, the Fund may invest in equity securities selected on a basis other than the potential for long-term capital appreciation. The Fund may invest up to 35% of the value of its assets in investment-grade fixed-income securities, including bonds, debentures, notes, asset and mortgage-backed securities and money market instruments such as commercial paper and bankers'-acceptances and other financial instruments. The Fund may invest in both listed and unlisted securities and may also:

     -    invest up to 10% of the value of its total assets in non-U.S.
          securities;

     - invest no more than 10% of its net assets in restricted securities or other instruments with no ready market;

     -    invest up to 5% of its total assets in warrants; and

     - attempt to minimize the effect of a market decline on the value of its securities, subject to market conditions, by writing covered call options on securities or stock indices. See "Additional Information on Investment Policies and Risks."

     CREDIT SUISSE WARBURG PINCUS VALUE FUND

     GOAL: The investment objective of the Credit Suisse Warburg Pincus Value Fund is long-term capital appreciation and continuity of income.

     STRATEGY: The Credit Suisse Warburg Pincus Value Fund pursues its investment objective by investing principally in dividend-paying common stock and by diversifying its investments among different industries and companies. Securities are selected based on the Adviser's evaluation of their investment merit and their potential for appreciation in value and/or income. The selection of securities on the basis of their capital appreciation or income potential does not ensure against possible loss in value.

     INVESTMENTS: The Credit Suisse Warburg Pincus Value Fund invests in common stock, preferred stock and securities convertible into common stock. The Credit Suisse Warburg Pincus Value Fund may invest in debt securities that are of investment-grade quality at the time of purchase (including bonds, debentures, notes and asset and mortgage-backed securities), U.S. government securities, municipal securities (including general and special obligation securities and industrial revenue bonds) and money market instruments. See "Additional Information on Investment Policies and Risks -- Mortgage and Asset-Backed Securities and Investment-Grade Debt Securities." There is no fixed proportion of the Credit Suisse Warburg Pincus Value Fund's assets that must be invested in particular types of securities. The percentage of assets invested in various types of securities may be changed from time to time by the Adviser.

     The Credit Suisse Warburg Pincus Value Fund invests in both listed and unlisted securities. The Credit Suisse Warburg Pincus Value Fund may invest in non-U.S. securities and restricted securities. To minimize the effect of a market decline in the value of its securities, the Fund may, depending on market conditions, write covered call options on securities or stock indices. The Fund may invest up to 10% of its assets in non-U.S. securities and up to 10% of its assets in restricted securities. For additional information on the use, risks and costs of the above referenced policies and practices, see "Additional Information on Investment Policies and Risks."

RISKS FOR THE CREDIT SUISSE WARBURG PINCUS BLUE CHIP FUND AND THE CREDIT SUISSE WARBURG PINCUS VALUE FUND:

     Like any investment, an investment in the Credit Suisse Warburg Pincus Blue Chip Fund or Credit Suisse Warburg Pincus Value Fund is subject to risk and you could lose money. While the Funds seek investments that will appreciate in value and/or provide income, the value of the securities could decline and provide no income.

     The Funds are subject to risks that affect equity securities markets in general, such as general economic conditions and adverse changes in interest rates (generally increases). If the value of equity markets in general declines, you can expect the value of your investment in the Funds to decline, possibly to a greater extent than the decline in equity markets generally.

     The Credit Suisse Warburg Pincus Blue Chip Fund may invest in new and unseasoned companies. Stocks of these companies tend to be more volatile than stocks of larger and more established companies. In addition, because stocks are selected on the basis of their appreciation potential, they tend to be more risky than many investments that provide current income.

     The Credit Suisse Warburg Pincus Value Fund may invest in debt securities. Debt securities are subject to risks that the issuer will not repay its borrowings or pay interest. They are also subject to the risk of declines in value because of increases in interest rates and decreases in the credit quality of the issuer.

     The Credit Suisse Warburg Pincus Blue Chip Fund and the Credit Suisse Warburg Pincus Value Fund may each invest in unlisted securities. Investments in unlisted securities may be less liquid and more volatile than investments in listed securities and could result in losses to the Funds if they had to be sold quickly.

     The Credit Suisse Warburg Pincus Blue Chip Fund and the Credit Suisse Warburg Pincus Value Fund may each invest in non-U.S. securities. Non-U.S. securities carry the same risks as securities of U.S. companies and the added risks of being traded in less liquid markets than U.S. securities. Non-U.S. securities are also issued by companies that are not subject to U.S. reporting requirements and involve political systems, economies and markets that may not be as developed as in the U.S. See "Additional Information on Investment Policies and Risks."

     CREDIT SUISSE WARBURG PINCUS SMALL COMPANY VALUE FUND

     GOAL: The investment objective of the Credit Suisse Warburg Pincus Small Company Value Fund is a high level of growth of capital. The Credit Suisse Warburg Pincus Small Company Value Fund is not intended for investors whose principal objective is assured income or preservation of capital.

     STRATEGY: The Credit Suisse Warburg Pincus Small Company Value Fund invests primarily in common stock and may also invest in securities convertible into common stock, preferred stock, other equity securities, bonds or other debt securities as described below. Under normal market conditions, at least 65% of the Fund's assets are invested in equity securities of small market capitalization companies. "Small-cap" companies, for purposes of this Fund, are considered to be companies with market capitalizations of $2 billion or less at the time of purchase. If the market capitalization of a small-cap company in which the Fund has invested increases to a level above $2 billion, the investment adviser will continue to hold the securities of that company until the investment adviser determines that the company no longer has growth potential.

     INVESTMENTS: The Credit Suisse Warburg Pincus Small Company Value Fund pursues its investment objective by employing a value-oriented investment approach. This means that the Adviser seeks securities that appear to be underpriced. The Adviser looks for stocks issued by companies with proven management, consistent earnings, sound finances and strong potential for market growth. By investing in such companies, the Credit Suisse Warburg Pincus Small Company Value Fund tries to enhance its potential for appreciation and limit the risk of decline in the value of its portfolio. The Credit Suisse Warburg Pincus Small Company Value Fund focuses on the fundamentals of each small-cap company instead of trying to anticipate what changes might occur in the stock market, the economy, or the political environment. This approach differs from that used by many other funds investing in small-cap company stocks. Those other funds often buy stocks of companies they believe will have above-average earnings growth, based on anticipated future developments. In contrast, the Credit Suisse Warburg Pincus Small Company Value Fund's securities are generally selected with the belief that they are currently undervalued based on existing conditions and that their earning power or franchise value does not appear to be reflected in their current stock price. To further reduce risk, the Credit Suisse Warburg Pincus Small Company Value Fund diversifies its holdings among many companies and industries. The Adviser also considers whether a company has an established presence in its industry, a product or market niche and whether management owns a significant stake in the company.

     The Credit Suisse Warburg Pincus Small Company Value Fund may also invest in special situation companies. A special situation company is a company whose value may increase within a reasonable period of time solely by reason of a development particularly or uniquely applicable to that company. The securities of these companies may be affected by particular developments unrelated to business conditions generally. These investments may fluctuate without relation to general market trends. In general, the principal risk associated with investing in special situation companies is the potential decline in the value of these securities likely to occur if the anticipated development fails to take place. Examples of special situation companies are companies that are being reorganized or merged, have unusual new products, enjoy particular tax advantages, or acquire new management.

     The Credit Suisse Warburg Pincus Small Company Value Fund invests primarily in common stock. It may also invest in securities convertible into common stock, preferred stock, investment-grade debt securities (including bonds, debentures, notes, asset and mortgage-backed securities), U.S. Government Securities, municipal securities (including general and special obligation securities and industrial revenue bonds), money market instruments (such as commercial paper and bankers' acceptances) and other financial instruments.

     The Credit Suisse Warburg Pincus Small Company Value Fund may also invest in unlisted securities and securities traded in the over-the-counter markets. The Credit Suisse Warburg Pincus Small Company Value Fund may allocate a larger percentage of its assets to unlisted securities than would a typical large company mutual fund. The Credit Suisse Warburg Pincus Small Company Value Fund may also:

     - purchase or sell options on securities and on indices to seek to enhance return or hedge its portfolio;

     - purchase or sell financial futures contracts and options thereon for hedging and risk management purposes;

     -    invest up to 20% of total assets in non-U.S. securities;

     -    invest up to 5% of total assets in rights or warrants; and

     - invest not more than 10% of net assets in instruments having no ready market.

However, the Fund does not invest in restricted securities.

RISKS FOR THE CREDIT SUISSE WARBURG PINCUS SMALL COMPANY VALUE FUND:

     The investment objective for the Credit Suisse Warburg Pincus Small Company Value Fund causes it to be riskier than other funds and you could lose money. While it seeks investments that will provide a high level of growth of capital, they may decline in value. You should not invest in the Credit Suisse Warburg Pincus Small Company Value Fund if your principal objective is assured income or capital preservation. While smaller companies generally have the potential for rapid growth, they often involve greater risks than investments in larger, more established companies. Small companies may have less management experience, fewer financial resources, and limited product diversification.

     In addition, in many instances the frequency and trading volume for securities of smaller companies are substantially less than those of larger companies, causing such securities to be subject to greater and more abrupt price fluctuations and to be less liquid than securities of larger companies. When making large sales of portfolio securities, it may be necessary for the Credit Suisse Warburg Pincus Small Company Value Fund to sell such securities at discounts from quoted prices or to execute a series of small sales over an extended period of time. These factors cause an investment in the Credit Suisse Warburg Pincus Small Company Value Fund to be riskier than an investment in a typical "large company" mutual fund.

     The Credit Suisse Warburg Pincus Small Company Value Fund also is subject to risks that affect equity securities markets in general, such as general economic conditions and adverse changes in interest rates. These factors also could adversely affect an investment in the Fund. If the value of equity markets in general declines, the value of your investment in the Credit Suisse Warburg Pincus Small Company Value Fund could also decline, possibly to a greater extent than the decline in equity markets generally.

     The Credit Suisse Warburg Pincus Small Company Value Fund may invest in various types of debt securities. Debt securities are subject to the risk that the issuer will not repay its borrowings or pay interest. They are also subject to the risk of declines in value because of increases in interest rates and decreases in the perceived credit quality of the issuer.

     The Fund may also invest in unlisted securities. Investments in unlisted securities may be less liquid and more volatile than investments in listed securities and could result in losses if they had to be sold quickly.

     The Fund may also invest in non-U.S. securities. Not only do non-U.S. securities carry the same risks as securities of U.S. companies, they also have the added risks of generally being traded in less liquid markets than U.S. securities, involve political systems, economies and markets that may not be as developed as in the U.S. and may be issued by companies that are not subject to reporting requirements that are as rigorous as those imposed on U.S. issuers.

     The Fund also may invest in options, warrants and financial futures contracts. Selecting options, warrants and financial futures contracts involves determinations as to how a particular security, index, interest rate, or currency will change. If the Adviser is wrong in its prediction, the Fund could lose money. In addition, such instruments may not be available, or if available, may be too expensive to utilize. See "Additional Information on Investment Policies and Risks."

     CREDIT SUISSE WARBURG PINCUS STRATEGIC GROWTH FUND

     GOAL: The investment objective of the Credit Suisse Warburg Pincus Strategic Growth Fund is long-term growth of capital. Investments are made based on their potential for superior growth.

     STRATEGY: The Fund seeks to achieve this objective by investing in equity securities of a limited number of large, carefully selected companies that the Adviser believes will achieve superior growth. Unlike most equity funds, the Fund focuses on a relatively small number of intensely researched companies. The Fund seeks to achieve superior performance as compared to other U.S. domestic growth funds.

     The Adviser applies extensive research that has been conducted primarily by research analysts employed by Credit Suisse First Boston on the growth prospects of stocks that are considered for the Fund's portfolio. Unlike many equity funds, the Credit Suisse Warburg Pincus Strategic Growth Fund seeks to limit the number of Fund holdings to companies that offer the highest potential for capital appreciation. The Fund intends to hold securities of approximately 50-60 companies, which may fluctuate depending on the Adviser's view of market conditions. Growth companies tend to be concentrated in the technology, health care, consumer, financial, telecommunications and commercial services sectors. By emphasizing Credit Suisse First Boston research in the portfolio stock selection, this Fund will try to deliver superior performance as compared to the U.S. domestic growth fund peer universe. Other factors considered in the selection of securities include the economic and political outlook, the value of a particular security relative to another security, trends in the determinants of corporate profits, and management capability and practices. See "Additional Information on Investment Policies and Risks."

     INVESTMENTS: Under normal circumstances, the Credit Suisse Warburg Pincus Strategic Growth Fund invests at least 85% of its total assets in equity securities in U.S. companies that the Adviser believes have above-average long-term capital appreciation potential. The Adviser expects the average market capitalization of companies in the portfolio to be in the range of companies that are included in the Standard & Poor's 500 Index. The Fund may invest in both listed and unlisted securities and may also:

     -    invest up to 10% of the value of its total assets in non-U.S.
          securities;

     -    invest no more than 15% of its net assets in illiquid securities;

     -    invest up to 5% of its total assets in warrants;

     - attempt to minimize the effect of a market decline on the value of its securities, subject to market conditions, by writing covered call options on securities or stock indices. See "Additional Information on Investment Policies and Risks"; and

     - invest in investment-grade fixed income securities, including bonds, debentures, notes and money market instruments such as commercial paper and bankers acceptances and other financial instruments.

     For additional information on the use, risks and costs of the above referenced policies and practices, see "Additional Information on Investment Policies and Risks."

     CREDIT SUISSE WARBURG PINCUS TECHNOLOGY FUND

     GOAL: The Credit Suisse Warburg Pincus Technology Fund's investment objective is growth of capital.

     STRATEGY: The Credit Suisse Warburg Pincus Technology Fund seeks to achieve this objective by investing in a broad number of industries that comprise the U.S. domestic technology sector. Under normal market conditions, the Fund invests at least 65% of its assets in technology companies. The Fund seeks to create a blend of stocks in companies that include the computer hardware, computer software, electronics, semiconductor, semiconductor capital equipment, telecommunication equipment, telecommunication services and internet industries. Stock selection reflects a growth approach and is based on fundamental research that assesses a company's prospects for above-average earnings. The research applied by the Adviser is conducted primarily by research analysts employed by Credit Suisse First Boston. In addition, the Adviser also obtains research from other investment firms.

     INVESTMENTS: The Credit Suisse Warburg Pincus Technology Fund invests in common stock, preferred stock and securities convertible into common stock. The Fund will normally invest 80% of its assets in securities of companies principally engaged in offering, developing products, processes or services that will provide technological advances and improvements. The types of companies include computer hardware, computer software, electronics, semiconductor, telecommunication equipment, telecommunication services and internet industries. The Fund may invest in listed and unlisted securities, well-known and established companies and in new and unseasoned companies. The Fund will not invest more than 25% of its total assets in any one industry. The Fund may also:

     - attempt to minimize the effect of a market decline on the value of its securities, subject to market conditions, by writing covered call options on securities or stock indices;

     -    invest up to 10% of its assets in non-U.S. securities;

     -    invest up to 15% of its net assets in illiquid securities; and

     - invest in investment-grade fixed income securities, including bonds, debentures, notes and money market instruments such as commercial paper and bankers-acceptances and other financial instruments.

RISKS FOR THE CREDIT SUISSE WARBURG PINCUS TECHNOLOGY FUND AND THE CREDIT SUISSE WARBURG PINCUS STRATEGIC GROWTH FUND:

     Like any investment, an investment in the Credit Suisse Warburg Pincus Technology Fund or Credit Suisse Warburg Pincus Strategic Growth Fund is subject to risk and you could lose money. While the Funds seek investments that will appreciate in value, the value of the securities could decline and provide no income. The Funds are subject to market risks that affect equity securities markets in general, such as general economic conditions and adverse changes in interest rates (generally increases). If the value of equity markets in general declines, you can expect the value of your investment in the Funds to decline, possibly to a greater extent than the decline in equity markets generally. The Funds are also subject to investment risk, which is the possibility that the returns from a specific type of stock will perform worse than the overall stock market or other market sectors. Other general risks include the following:

     The Credit Suisse Warburg Pincus Technology Fund invests in technology companies. The fact that the Fund concentrates in a single sector increases risk and volatility as compared to a fund with a more diversified portfolio. This is because factors that affect that sector are likely to directly affect the Fund's performance, both negatively and positively. Even if the overall direction of equity prices is upward, if technology stocks are headed lower, Fund performance could be adversely affected. Certain factors or market conditions that affect technology companies could have an impact on the Fund's net asset value and performance. For example, companies in the rapidly changing technology sector often face unusually high price volatility, both in terms of gains and losses. Products or services that at first appear promising may not prove commercially successful or may become obsolete quickly. Earnings disappointments could also result in sharp price declines. In addition, stocks of small, less seasoned companies, tend to be more volatile than the overall market.

     The Credit Suisse Warburg Pincus Strategic Growth Fund will limit the number of companies in its portfolio. As a result, changes in the value of one security are more likely to have a greater effect on the Fund's net asset value than other U.S. domestic growth funds with more diversified portfolios.

     In addition, each Fund may from time to time take temporary defensive positions that are inconsistent with a Fund's investment strategies in attempting to respond to adverse market conditions. If a Fund takes a temporary defensive position, the Fund may not achieve its investment objective.

              THE CREDIT SUISSE WARBURG PINCUS INTERNATIONAL FUNDS

     CREDIT SUISSE WARBURG PINCUS DEVELOPING MARKETS FUND

     GOAL: The investment objective of the Credit Suisse Warburg Pincus Developing Markets Fund is long-term growth of capital by investing primarily in common stocks and other equity securities of companies from developing countries. Under normal market conditions, the Fund invests at least 65% of its assets in equity securities of developing countries.

     STRATEGY: The Credit Suisse Warburg Pincus Developing Markets Fund seeks to achieve this objective by investing in securities of issuers in countries included in the Morgan Stanley Capital Index ("MSCI") Emerging Markets Free Index. The Fund's investment approach is to seek to minimize country and sector risk by maintaining country and sector neutrality, with weightings close to those of the MSCI Emerging Markets Free Index.

     INVESTMENTS: Equity securities include common and preferred stock, warrants, rights or options that are convertible into common stock, debt securities that are convertible into common stock, depositary receipts for those securities and other classes of stock that may exist. The Fund may purchase non-U.S. securities in the form of sponsored or unsponsored depositary receipts or other securities representing underlying shares of non-U.S. issuers. The Fund may purchase a limited amount of restricted or otherwise illiquid securities. The Fund may enter into forward foreign currency exchange contracts to attempt to protect the value of its assets against future changes in the level of currency exchange rates. The Fund may purchase and sell financial futures contracts and options thereon which are traded on a commodities exchange or board of trade for certain hedging, return enhancement and risk management purposes. The Fund may purchase and sell financial futures contracts and related options, without limitation, for bona fide hedging purposes. Subject to the foregoing, the value of all financial futures contracts sold will not exceed the total market value of the Fund's portfolio. These futures contracts and related options will be on financial indices and foreign currencies or groups of foreign currencies.

     As used in this Prospectus, a company in a developing country is an entity for which either the principal securities trading market is in a developing country, it is organized under the laws in a developing country or it has its principal office in a developing country. The Fund invests primarily in countries represented within the MSCI Emerging Markets Free Index. Those countries currently include Argentina, Brazil, Chile, China, Colombia, Czech Republic, Greece, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Sri Lanka, Taiwan, Thailand, Turkey and Venezuela. The Fund generally does not invest more than 25% of its total assets in developing countries not represented within the MSCI Emerging Markets Free Index.

RISKS FOR THE CREDIT SUISSE WARBURG PINCUS DEVELOPING MARKETS FUND:

     Like any investment, an investment in the Credit Suisse Warburg Pincus Developing Markets Fund is subject to risk and you could lose money. While the Fund selects investments that the Fund believes will experience long-term appreciation, their value could decline. The Fund is also subject to risks that affect equity securities markets in general, such as general economic conditions and adverse changes (generally increases) in interest rates.

     There are certain risks involved in investing in non-U.S. securities, in addition to the risks inherent in U.S. investments. These risks may include currency fluctuations, currency revaluations, adverse political and economic developments, currency exchange blockages, foreign governmental laws or restrictions, reduced public information concerning issuers, and the lack of uniform accounting, auditing and financial reporting standards and other regulatory practices and requirements comparable for domestic companies.

     Furthermore, non-U.S. securities may be less liquid and more volatile than comparable U.S. securities. There is also a possibility of expropriation, nationalization, confiscatory taxation, and limitations on use or removal of funds or assets. Investments in non-U.S. securities may result in higher expenses due to currency conversions, brokerage commissions which generally are higher than U.S. commissions and the expense of maintaining securities with non-U.S. custodians.

     In addition to the general risks of investing in non-U.S. securities, characteristics of developing countries may affect certain investments, such as national policies that restrict foreign investment and the absence of developed legal structures governing private property and private and foreign investments. The typically small size of securities markets and the possibility of a low or nonexistent volume of trading in developing countries may also result in a lack of liquidity and substantial price volatility.

     You should be aware that investing in developing countries generally involves exposure to economic structures that are generally less diverse and mature, and to political systems with less stability than those of developed countries.

     For additional information on the use, risks and costs of the above referenced policies and practices, see "Additional Information on Investment Policies and Risks."

     CREDIT SUISSE WARBURG PINCUS INTERNATIONAL EQUITY II FUND

     GOAL: The investment objective of the Credit Suisse Warburg Pincus International Equity II Fund is long-term growth of capital by investing primarily in equity securities from established non-U.S. markets. During normal market conditions, the Fund invests most of its assets in securities of issuers from at least three different countries outside the United States. The Fund may invest in securities of companies incorporated in the United States but having their principal activities and interests outside of the United States.

     STRATEGY: The Fund seeks to achieve this objective by focusing on stock selection based primarily on the recommendations of CSFB International Research. The Fund invests in the developed countries of Europe, Australia and the Far East ("EAFE"), using disciplined, quantitative methods in its attempt to minimize country, industry and financial risks. The Fund is country and sector neutral and seeks to maintain its weightings close to those of the MSCI-EAFE Index. Those countries currently include Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

     INVESTMENTS: Equity securities include common and preferred stock, warrants, rights or options that are convertible into common stock, debt securities that are convertible into common stock, depositary receipts for those securities and other classes of stock that may exist. The Fund may purchase non-U.S. securities in the form of sponsored or unsponsored depositary receipts or other securities representing underlying shares of non-U.S. issuers. The Adviser anticipates that, subject to market conditions, depositary receipts may represent a substantial portion of the Fund's investments. This Fund may invest a limited amount of its assets in restricted or otherwise illiquid securities. The Fund may enter into forward foreign currency exchange contracts to protect the value of its assets against future changes in the level of currency exchange rates. The Fund may purchase and sell financial futures contracts and options thereon which are traded on a commodities exchange or board of trade for certain hedging, return enhancement and risk management purposes. The Fund may purchase and sell financial futures contracts and related options, without limitation, for bona fide hedging purposes. Subject to the foregoing, the value of all financial futures contracts sold will not exceed the total market value of the Fund's portfolio. These futures contracts and related options will be on financial indices and foreign currencies or groups of foreign currencies.

ADRS:

     ADRs are depositary receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a non-U.S. corporation.

     EDRs and GDRs are depositary receipts typically issued by non-U.S. banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a non-U.S. or a U.S. corporation.

RISKS FOR THE CREDIT SUISSE WARBURG PINCUS INTERNATIONAL EQUITY II FUND:

     Like any investment, an investment in the Credit Suisse Warburg Pincus International Equity II Fund is subject to risk and you could lose money. While the Fund selects investments the Fund believes will experience long-term appreciation, their value could decline.

     The Fund is also subject to risks that affect equity securities markets in general, such as general economic conditions and adverse changes (generally increases) in interest rates.

     There are certain risks involved in investing in non-U.S. securities, in addition to the risks inherent in U.S. investments. These risks may include currency fluctuations, currency revaluations, adverse political and economic developments, currency exchange blockages, foreign governmental laws or restrictions, reduced public information concerning issuers, and the lack of uniform accounting, auditing and financial reporting standards and other regulatory practices and requirements comparable for domestic companies.

     Furthermore, non-U.S. securities may be less liquid and more volatile than comparable U.S. securities. There is also a possibility of expropriation, nationalization, confiscatory taxation, and limitations on use or removal of funds or assets. Investments in non-U.S. securities may result in higher expenses due to currency conversions, brokerage commissions which generally are higher than U.S. commissions and the expense of maintaining securities with non-U.S. custodians.

     For additional information on the use, risks and costs of the above referenced policies and practices, see "Additional Information on Investment Policies and Risks."

               THE CREDIT SUISSE WARBURG PINCUS FIXED INCOME FUNDS

     CREDIT SUISSE WARBURG PINCUS FIXED INCOME II FUND

     GOAL: The investment objective of the Credit Suisse Warburg Pincus Fixed Income II Fund is to provide as high a level of total return as is consistent with capital preservation by investing principally in debt securities, including, without limitation, convertible and nonconvertible debt securities of domestic and foreign companies, including both well-known and established and new and lesser-known companies. Total return means the sum of net investment income (if any) and realized and unrealized gains less losses. Capital preservation means minimizing the risk of capital loss in a period of falling prices (rising interest rates) for debt securities.

     STRATEGY: The Fund invests in and holds debt securities that the Adviser believes will maximize total return at a level consistent with capital preservation. The average maturity of the Fund's portfolio is adjusted based on the Adviser's assessment of relative yields on debt securities and expectations of future interest rate patterns.

     A change in the price of a debt security generally is inversely related to market interest rates. This means that the value of the Fund's investments will tend to decrease during periods of rising interest rates and to increase during periods of falling rates. In general, as the average maturity of the portfolio increases, so does the potential volatility in share price. As a matter of fundamental policy, the Fund will invest at least 80% of the value of its total assets in debt securities. In normal circumstances, the Credit Suisse Warburg Pincus Fixed Income II Fund invests at least 65% of the value of its total assets in fixed income securities. However, the Fund may hold cash and short-term fixed income securities and may enter into repurchase agreements for temporary defensive purposes as determined by the Adviser without regard to the above limits. A temporary defensive position could affect the Fund's ability to achieve its investment objective.

     INVESTMENTS: The Credit Suisse Warburg Pincus Fixed Income II Fund may invest in bonds, including municipal bonds (taxable and tax-exempt) and other debt securities rated Aaa, Aa, A or MIG-1 by Moody's Investors Service, Inc. ("Moody's"), or AAA, AA, A or SP-1 by Standard & Poor's Ratings Group ("S&P"), U.S. Government Securities, obligations issued or guaranteed by national or state bank holding companies, and commercial paper rated Prime-1 by Moody's or A-1+ or A-1 by S&P.

     The Credit Suisse Warburg Pincus Fixed Income II Fund may also invest not more than 25% of its total assets in lower-rated debt securities that are not rated below BBB or SP-2 by S&P or Baa or MIG-2 by Moody's to the extent the Adviser views such investments as consistent with this Fund's investment objective. See "Additional Information on Investment Policies and Risks" for a description of securities rated BBB by S&P and Baa by Moody's. The Credit Suisse Warburg Pincus Fixed Income II Fund may enter into repurchase agreements, terminable within seven days or less, involving U.S. Treasury securities, with member banks of the Federal Reserve

System or primary dealers in U.S. Government Securities. The Credit Suisse Warburg Pincus Fixed Income II Fund may invest up to 10% of its assets in restricted securities and in instruments having no ready market value.

     CREDIT SUISSE WARBURG PINCUS MUNICIPAL TRUST FUND

     GOAL: The investment objective of the Credit Suisse Warburg Pincus Municipal Trust Fund is to provide as high a level of total return as is consistent with capital preservation by investing principally in high-grade tax-exempt municipal securities. This investment objective, unlike that of most other municipal bond funds, is NOT to provide current income exempt from federal and/or state income tax. Total return means the sum of net investment income and capital gains less capital losses. The Fund intends to distribute annually its net capital gains. Such distributions, if any, will be taxable to a shareholder as capital gain. See "Dividend and Distribution Information" and "Taxes."

     STRATEGY: The Credit Suisse Warburg Pincus Municipal Trust Fund attempts to maximize total return by actively managing the maturities of the bonds in its portfolio to reflect the Adviser's assessment of anticipated interest rate movements and relative yields. The Credit Suisse Warburg Pincus Municipal Trust Fund currently maintains an average maturity of between 5 and 10 years in order to help reduce the interest rate risk associated with investing in long-term bonds. However, the Fund may adjust this average maturity as the Adviser's views on interest rate movements change, shortening maturities in periods of rising interest rates and lengthening maturities in periods of falling interest rates. The Fund attempts to supplement total return by identifying and purchasing undervalued municipal securities.

     As with any fixed income investment, the success of these strategies depends upon the Adviser's ability to accurately forecast changes in interest rates and to assess the value of municipal securities. You should be aware that there are no assurances that the Fund's investment strategies will be successful. See "Risks for the Credit Suisse Warburg Pincus Fixed Income II Fund and the Credit Suisse Warburg Pincus Municipal Trust Fund."

     INVESTMENTS: The Credit Suisse Warburg Pincus Municipal Trust Fund seeks to achieve its objective by investing primarily in a diversified portfolio of high-grade, intermediate-term municipal securities. Municipal securities fall into two principal classes: bonds and notes, both of which may have fixed, variable or floating rates of interest. The Fund invests in tax-exempt municipal bonds and notes which are rated Aaa, Aa, A or MIG-1 by Moody's or AAA, AA, A or SP-1 by S&P. The Fund may also invest up to 25% of its total assets in lower-rated municipal securities to the extent the Adviser views such investments as consistent with this Fund's investment objective. See "Additional Information on Investment Policies and Risks -- Investment-Grade Debt Securities" for a description of securities rated BBB by S&P and Baa by Moody's. The Fund may also invest in unrated municipal securities when the Adviser believes they are of comparable quality to that of rated securities and are consistent with the Fund's objective and policies.

     Because a change in the market value of a debt security generally is inversely related to market interest rates, the market value of the Credit Suisse Warburg Pincus Municipal Trust Fund's investments will tend to decrease during periods of rising interest rates and to increase during periods of falling rates. In general, as the average maturity of the portfolio increases, so does the potential volatility in share price. Fluctuations in market value of the Credit Suisse Warburg Pincus Municipal Trust Fund's portfolio resulting from fluctuations in interest rates will generally be greater at times when the average maturity of the Credit Suisse Warburg Pincus Municipal Trust Fund's portfolio is longer.

     The Credit Suisse Warburg Pincus Municipal Trust Fund may enter into repurchase agreements terminable within seven days or less. The Fund may also invest in restricted securities, in instruments having no ready market value and municipal bonds that are subject to the alternative minimum tax. The Credit Suisse Warburg Pincus Municipal Trust Fund reserves the right to hold cash and short-term fixed income securities and to enter into repurchase agreements as necessary for temporary defensive or emergency purposes as determined by the Adviser, without regard for the above limitation. A temporary defensive position could affect the Fund's ability to achieve its investment objective. Dividends of the Credit Suisse Warburg Pincus Municipal Trust Fund will consist of income exempt from federal income tax, income subject to the federal alternative minimum tax ("AMT"), and taxable ordinary income and capital gains. See "Dividend and Distribution Information" and "Taxes."

RISKS FOR THE CREDIT SUISSE WARBURG PINCUS FIXED INCOME II FUND AND CREDIT SUISSE WARBURG PINCUS MUNICIPAL TRUST FUND:

     While these Funds seek investments that will satisfy their investment objectives, the Funds' investments could decline in value and you could lose money. Concerns about an issuer's ability to repay its borrowings or to pay interest will adversely affect the value of its securities. The Funds' Adviser seeks to limit this risk generally by selecting higher-quality debt securities.

     In addition, the Funds are subject to risks that affect the bond markets in general, such as general economic conditions and adverse changes (generally increases) in interest rates.

     Each Fund may invest in unlisted securities. Unlisted securities may be less liquid and more volatile than listed securities and could result in losses if they had to be sold quickly. The Credit Suisse Warburg Pincus Municipal Trust Fund is also subject to risks of investing in municipal securities. These risks include uncertainties regarding the tax status of a particular security, political and legislative changes and the rights of their holders. These factors could adversely affect your investment.

HIGH QUALITY RATINGS:

     High Quality Ratings are Aaa, Aa, A or MIG-1 by Moody's, or AAA, AA, A or SP-1 by S&P.

     CREDIT SUISSE WARBURG PINCUS HIGH INCOME FUND

     GOAL: The Credit Suisse Warburg Pincus High Income Fund's primary investment objective is to provide a high level of current income and a secondary objective is capital appreciation. This Fund is not recommended for investors whose principal objective is assured income or capital preservation.

     STRATEGY: This Fund seeks to achieve its investment objectives by investing in fixed-income securities, including corporate bonds and notes, convertible securities and preferred stocks, that are rated in the lower rating categories of the established rating services (Baa or lower by Moody's and BBB or lower by S&P), or, if unrated, are of comparable quality. Securities rated Baa or lower by Moody's and BBB or lower by S&P are commonly known as "junk bonds." These bonds are considered by those rating agencies to have speculative characteristics. These bonds can be expected to provide higher yields. However these securities may be subject to greater market fluctuations and risk of loss of income and principal than lower yielding, higher-rated fixed-income securities. Investment in such high-yield securities entails relatively greater risk of loss of income and principal.

     INVESTMENTS: This Fund seeks to achieve its objective by investing primarily in a diversified portfolio of lower-rated fixed-income securities including convertible and non-convertible debt securities and preferred stock. The Fund may also hold assets in cash or cash equivalents. This Fund generally does not invest in common stocks, rights or other equity securities. From time to time, the Fund may acquire or hold such securities (if consistent with its objectives) when they are acquired in unit offerings with fixed-income securities or in connection with an actual or proposed conversion, exchange or restructuring of fixed-income securities.

     Selection and supervision by the Adviser of the Fund of investments in lower-rated fixed-income securities involves continuous analysis of individual issuers, general business conditions and other factors. The furnishing of these services does not, of course, guarantee successful results. The Adviser's analysis of issuers includes, among other things, historic and current financial conditions, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical cost, strength of management, responsiveness to business conditions, credit standing, and current and anticipated results of operations. Analysis of general business conditions and other factors may include anticipated changes in economic activity and interest rates, the availability of new investment opportunities, and the economic outlook for specific industries. While the Adviser considers as one factor in its credit analysis the ratings assigned by the rating services, the Adviser performs its own independent credit analysis of issuers and consequently, the Credit Suisse Warburg Pincus High Income Fund may invest, without limit, in unrated securities. The Fund's ability to achieve its investment objective may depend on the Adviser's own credit analysis to a greater extent than the funds that invest in higher-rated securities.

     Although the Credit Suisse Warburg Pincus High Income Fund primarily invests in lower-rated securities, it will generally not invest in securities rated at the time of investment in the lowest rating categories (Ca or below for Moody's and CC or below for S&P). Securities which are subsequently downgraded may continue to be held and will be sold only if, in the judgment of the Adviser, it is advantageous to do so.

     RISKS FOR THE CREDIT SUISSE WARBURG PINCUS HIGH INCOME FUND:

     While the Credit Suisse Warburg Pincus High Income Fund seeks investments that will satisfy its investment objective, the Fund's investments could decline in value and you could lose money. Concerns about an issuer's ability to repay its borrowings or to pay interest will adversely affect the value of its securities. The Fund is also subject to risks that affect the bond markets in general, such as general economic conditions and adverse changes (generally increases) in interest rates.

     The market value of longer maturity debt securities, like those held by the Fund, is more sensitive to interest rate changes than the market value of shorter maturity debt securities. In addition, the Fund's investments in lower grade securities will subject investors to greater risk than normally experienced in other fixed income securities.

     Lower grade securities are regarded as being predominantly speculative as to the issuer's ability to pay the principal and interest. Issuers of lower grade securities are more likely to experience financial stress in periods of economic downturn or rising interest rates. The issuer's ability to service its debt may be adversely affected by poor management, inability to meet business forecasts or unavailability of additional financing.

     There is a higher default rate with lower grade securities because they may be unsecured or subordinate to other securities of the issuer. There are fewer dealers in lower grade securities which may make the market for these securities less liquid and cause larger differences in prices quoted than that of higher-rated fixed income securities.

     In addition, the Fund may incur additional expense when it is required to seek recovery upon a default or restructuring.

                  THE CREDIT SUISSE WARBURG PINCUS MONEY FUNDS

     CREDIT SUISSE WARBURG PINCUS MUNICIPAL MONEY FUND

     GOAL: The Credit Suisse Warburg Pincus Municipal Money Fund seeks maximum current income, consistent with liquidity and safety of principal, that is exempt from Federal income taxation to the extent described herein.

     STRATEGY: The Fund pursues its objectives by investing at least 80% of its total assets in municipal securities. One hundred percent of the securities the Fund invests in are high quality having remaining maturities of one year or less, although their maturities may extend to 397 days. The Fund reserves the right to lower the percentage of investments in municipal securities if economic or political conditions warrant. To increase the Fund's ability to reach its investment objectives, the dollar-weighted average maturity of its portfolio securities is always 90 days or less. In general, securities with longer maturities are more vulnerable to price changes, although they may provide higher yields. It is possible that a major change in interest rates or a default on the Credit Suisse Warburg Pincus Municipal Money Fund's investments could cause its net asset value per share to deviate from $1.00.

     INVESTMENTS: Normally, substantially all the Credit Suisse Warburg Pincus Municipal Money Fund's income will be exempt from Federal income taxation. Such income may be subject to state or local and/or Federal AMT income taxes. The Fund invests in municipal notes and short-term municipal bonds, which may have fixed, variable or floating rates of interest. Municipal securities with variable rates may include participation interests in industrial development bonds which may be backed by letters of credit from banking or other financial institutions. The letters of credit of any single institution in respect of all variable rate obligations will not cover more than the allowable percentage of the Credit Suisse Warburg Pincus Municipal Money Fund's total assets in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended ("1940 Act"). For a more complete discussion of Municipal Securities, see "Additional Information on Investment Policies and Risks -- Municipal Securities." All of the Fund's municipal securities at the time of purchase are rated within the two highest quality ratings of Moody's or S&P's, or judged by the Adviser to be of comparable quality.

     The Credit Suisse Warburg Pincus Municipal Money Fund may also invest without limitation in tax-exempt municipal securities subject to the AMT. See "Dividend and Distribution Information" and "Taxes."

     The Credit Suisse Warburg Pincus Municipal Money Fund may invest to a limited extent in stand-by commitments, delayed-delivery, when-issued securities and other illiquid securities. This Fund may also invest a small percentage of its net assets in municipal leases, which are leases or installment purchases used by state and local governments as a means to acquire property, equipment or facilities without involving debt issuance limitations. The Fund may from time to time invest in taxable securities including obligations of the U.S. Government and its agencies, high quality certificates of deposit and bankers' acceptances, prime commercial paper, and repurchase agreements.

CASH EQUIVALENTS:

     The International Funds may from time to time take a defensive position by holding all or a portion of the Fund in other types of securities, including commercial paper, bankers' acceptances, short-term debt securities (corporate and government) or government and high quality money market securities of U.S. and non-U.S. issuers, repurchase agreements, time deposits or cash (foreign currencies or U.S. dollars). The International Funds may also temporarily hold cash and invest in high quality foreign or domestic money market instruments with up to 35% of their assets, pending investment of proceeds from new sales of International Funds' shares or to meet ordinary daily cash needs.

RISKS FOR THE CREDIT SUISSE WARBURG PINCUS MUNICIPAL MONEY FUND:

     Like any money market fund investment, this investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. This fund seeks to preserve the value of your investment at $1.00 per share; however, it is possible to lose money by investing in this Fund. To seek to reduce investment risk, the Credit Suisse Warburg Pincus Municipal Money Fund may not invest in the securities of any one issuer, (except the U.S. Government), in excess of the percentage of the Credit Suisse Warburg Pincus Municipal Money Fund's total assets allowed under Rule 2a-7 of the 1940 Act.

     The Credit Suisse Warburg Pincus Municipal Money Fund earns income at current money market rates and its yield varies from day to day and generally reflects current short-term interest rates and other market conditions. It is important to note that neither the Credit Suisse Warburg Pincus Municipal Money Fund nor its yield are insured or guaranteed by the U.S. Government.

     For additional information on the use, risks and costs of the above referenced policies and practices, see "Additional Information on Investment Policies and Risks."

     CREDIT SUISSE WARBURG PINCUS U.S. GOVERNMENT MONEY FUND

     GOAL: The Credit Suisse Warburg Pincus U.S. Government Money Fund seeks maximum current income, consistent with liquidity and safety of principal.

     STRATEGY: This Fund pursues its objectives by maintaining a portfolio of high quality money market securities, including the types described in the succeeding paragraph, which at the time of investment generally have remaining maturities of one year or less. Some maturities may extend to 397 days. The dollar weighted average maturity of the Credit Suisse Warburg Pincus U.S. Government Money Fund's portfolio securities will vary, but will always be 90 days or less. In general, securities with longer maturities are more vulnerable to price changes, although they may provide higher yields. It is possible that a major change in interest rates or a default on the Credit Suisse Warburg Pincus U.S. Government Money Fund's investments could cause its net asset value per share to deviate from $1.00.

     INVESTMENTS: The Fund invests in U.S. Government Securities, including issues of the U.S. Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities established under the authority of an act of Congress, including variable rate obligations such as floating rate notes. The Fund also invests in repurchase agreements that are collateralized in full each day by eligible mortgage related securities or the types of securities listed above. These agreements are entered into with "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government Securities. This type of investment could create a loss to the Fund if, in the event of a dealer default, the proceeds from the sale of the collateral were less than the repurchase price. In addition, if the seller of repurchase agreements becomes insolvent, the Fund's right to dispose of the securities might be restricted.

     In addition to the investments listed, the Money Funds may take temporary defensive measures by holding other types of securities which are permitted by Rule 2a-7 of the 1940 Act.

RISKS FOR THE CREDIT SUISSE WARBURG PINCUS U.S. GOVERNMENT MONEY FUND:

     Like any money market fund investment, this investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     This Fund seeks to preserve the value of your investment at $1.00 per share, however, it is possible to lose money by investing in this Fund.

     The Credit Suisse Warburg Pincus U.S. Government Money Fund earns income at current money market rates and its yield will vary from day to day and generally reflects current short-term interest rates and other market conditions.

     It is important to note that neither the Credit Suisse Warburg Pincus U.S. Government Money Fund nor its yield is insured or guaranteed by the U.S. Government.

TO MAINTAIN PORTFOLIO DIVERSIFICATION AND REDUCE INVESTMENT RISK, THE MONEY FUNDS DO NOT:

     (1) borrow money, except from banks on a temporary basis or through entering into reverse repurchase agreements to be used exclusively to facilitate the orderly maturation and sale of portfolio securities during any periods of abnormally heavy redemption requests (the borrowings are not used to purchase investments); or

     (2) pledge, hypothecate or in any manner transfer, as security for indebtedness, its assets, except to secure permitted borrowings.

For additional information on the use, risks and costs of the above referenced policies and practices, see "Additional Information on Investment Policies and Risks."

             ADDITIONAL INFORMATION ON INVESTMENT POLICIES AND RISKS

     The following general investment policies and risks supplement those set forth above for each Fund.

     EQUITY SECURITIES. "Equity securities" include common stock, preferred stock (including convertible preferred stock), bonds convertible into common or preferred stock, rights and warrants, equity interests in trusts and depositary receipts for equity securities.

     CONVERTIBLE SECURITIES. A "convertible security" is a bond or preferred stock which may be converted at a stated price within a specified period of time into a certain quantity of the common or preferred stock of the same or a different issuer. Convertible securities have characteristics of both bonds and equity securities. Like a bond, a convertible security tends to increase in market value when interest rates decline and tends to decrease in market value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the underlying stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.

     WARRANTS. A "warrant" gives the holder thereof the right to buy equity securities at a specific price during a specified period of time. Warrants tend to be more volatile than the underlying security, and if at a warrant's expiration date the security is trading at a price below the price set in the warrant, the warrant will expire worthless. Conversely, if at the expiration date the underlying security is trading at a price higher than the price set in the warrant, the holder of the warrant can acquire the security at a price below its market value.

     MORTGAGE-BACKED SECURITIES. Except for the Credit Suisse Warburg Pincus Municipal Trust Fund, the Credit Suisse Warburg Pincus Funds may invest in mortgage-backed securities. "Mortgage-backed securities" are securities that directly or indirectly represent a participation in, or are secured by and payable from mortgage loans on real property, including pass-through securities such as Ginnie Mae, Fannie Mae and Freddie Mac Certificates. The yield and credit characteristics of mortgage-backed securities differ in a number of ways from traditional fixed income securities. The major differences typically include more frequent interest and principal payments, usually monthly, and the possibility that prepayment of principal may be made at any time. Prepayment rates are influenced by changes in current interest rates and a variety of other factors. In general, changes in the rate of prepayment on a security will change the yield to maturity of that security. Under certain interest rate or prepayment rate scenarios, a Fund may fail to recoup fully its investment in such securities notwithstanding the credit quality of the issuers of such securities. Based on historic prepayment patterns, amounts available for reinvestment are likely to be greater during a period of declining interest rates and, thus, are likely to be reinvested at lower interest rates, than during a period of rising interest rates. Mortgage-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment.

     ASSET-BACKED SECURITIES. Except for the Credit Suisse Warburg Pincus Municipal Trust Fund, the Credit Suisse Warburg Pincus Funds may invest in asset-backed securities. "Asset-backed securities" have similar structural characteristics to mortgage-backed securities, but the underlying assets include assets such as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from revolving credit agreements, rather than mortgage loans or interests in mortgage loans. Asset-backed securities present certain risks that are not present in mortgage-backed securities; primarily, these securities do not have the benefit of the same security interest in the related collateral. There is the possibility that recoveries of repossessed collateral may not, in some cases, be available to support payments on these securities. For example, in the event that the collateral underlying an asset-backed security must be disposed of, it may be difficult to convert that collateral into a stream of payments to be paid to the holders of the security.

     MUNICIPAL SECURITIES. "Municipal securities" are either bonds or notes. Municipal bonds, which are longer-term debt obligations meeting long-term capital needs, are either "general obligation" bonds or "revenue" bonds. Payment of principal and interest on general obligation bonds is secured by the issuing municipality's pledge of its full faith and credit and taxing power. Payment on revenue bonds is met from the revenues obtained from a certain facility, class of facilities, special excise or other tax, but not from general tax revenues. Variations on these two classifications exist, such as revenue bonds backed by a municipality's general taxing power, or general obligation bonds backed by limited taxing power.

     Municipal notes are short-term debt obligations generally maturing in one year or less meeting short-term capital needs and are also either "general obligation" or "revenue" debt securities. They include tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes and tax-exempt commercial paper.

     Municipal securities may have fixed, variable or floating rates of interest. Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula, in order to minimize fluctuation in the value of the principal of the securities. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly, or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

     The Credit Suisse Warburg Pincus Municipal Money Fund and Credit Suisse Warburg Pincus Municipal Trust Fund may invest in variable rate obligations. Such adjustments minimize changes in the market value of the obligation, and in the case of the Credit Suisse Warburg Pincus Municipal Money Fund enhances the ability of such Fund to maintain a stable $1.00 net asset value. See "Net Asset Value."

     INVESTMENT-GRADE DEBT SECURITIES. All of the Credit Suisse Warburg Pincus Funds may invest in debt securities of investment-grade quality. "Investment-grade debt securities" are debt securities rated in one of the four highest rating categories by a nationally recognized statistical rating organization, such as S&P or Moody's. Investment-grade debt securities may also include debt securities believed by the Adviser (on the basis of criteria believed by the Adviser to be comparable to that applied by such rating agencies) to be of comparable quality to debt securities so rated by the rating agencies.

     Debt securities rated Baa or higher by Moody's or BBB or higher by S&P are investment-grade securities. Securities rated BBB are regarded by S&P as having an adequate capacity to pay interest and repay principal; while such securities normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely, in the opinion of S&P, to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     Securities rated Baa by Moody's are considered to be medium-grade obligations. These securities are neither highly protected nor poorly secured. The rating organization determines that interest payments and principal security appear to be adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. For a more complete description of Moody's and S&P's ratings, see the Appendix to the Statement of Additional Information of each of the Credit Suisse Warburg Pincus Funds. The investment-grade limitations referenced for each Fund are applicable at the time of initial investment and a Fund may determine to retain securities of issuers which have had their credit characteristics downgraded.

     REPURCHASE AGREEMENTS. The Credit Suisse Warburg Pincus Funds may enter into a repurchase agreement with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in such securities. Repurchase agreements permit a Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Adviser requires continual maintenance of collateral with a Fund's custodian in an amount equal to, or in excess of, the market value of the securities that are the subject of a repurchase agreement. In the event a counterparty defaults on its repurchase obligation, a Fund might suffer a loss to the extent that the proceeds from the sale of the collateral are less than the repurchase price. If the counterparty becomes the subject of bankruptcy proceedings, the Fund might be delayed in selling the collateral.

     NON-U.S. SECURITIES. All of the Credit Suisse Warburg Pincus Funds, except the Money Funds and the Credit Suisse Warburg Pincus Municipal Trust Fund, may invest in securities of issuers outside of the United States, which we refer to as "non-U.S. securities." There are additional risks involved in investing in non-U.S. securities. These risks include those resulting from fluctuations in currency exchange rates, revaluation of currencies, and the possible imposition of currency exchange blockages. In addition, there are risks associated with future adverse political and economic developments and a limited availability of public information concerning issuers. Non-U.S. issuers typically are subject to different accounting, auditing and financial reporting standards. Securities of many non-U.S. companies may be less liquid and their prices more volatile than those of domestic companies. There is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of Funds or other assets of a non-U.S. issuer, including the withholding of dividends.

     Non-U.S. securities may be subject to taxes imposed by foreign governments that would reduce the net yield on such securities. Investment in non-U.S. securities may result in higher expenses due to the cost of converting foreign currency into U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges (which generally are higher than commissions on U.S. exchanges) and the expense of maintaining securities with non-U.S. custodians.

     Investments in non-U.S. securities include securities issued by European issuers. On January 1, 1999, the countries participating in the European Monetary Union ("EMU") implemented a new currency unit, the Euro, which is reshaping financial markets, banking systems and monetary policies in Europe and other parts of the world. Although it is not possible to predict the eventual impact of the Euro implementation plan on the Funds, the transition to the Euro may change the economic environment and behavior of investors, particularly in European markets. Certain European investments may be subject to additional risks as a result of this conversion. These risks include adverse tax and accounting consequences, as well as difficulty in processing transactions. The Funds are aware of such potential problems and are coordinating ways to prevent or alleviate their adverse impact on the Funds.

     INVESTMENT COMPANIES. Certain Funds may invest a limited amount of their assets in shares of other investment companies. Investments in other mutual funds may involve the payment of substantial premiums above the value of such investment companies' portfolio securities. In addition, such investments are subject to limitations under the 1940 Act and market availability. Currently, the International Funds, the Credit Suisse Warburg Pincus Strategic Growth Fund, the Credit Suisse Warburg Pincus Technology Fund and the Credit Suisse Warburg Pincus Municipal Money Fund may invest in such investment companies if, in the judgment of the Adviser, the potential benefits of such investments justify the payment of any applicable premium or sales charge. As a shareholder in an investment company, these Funds would bear its ratable share of that investment company's expenses, including its advisory and administrative fees. At the same time shareholders of these Funds would continue to pay their own management fees and other expenses.

     OPTIONS. A call option is a contract that gives the holder the right to buy from the seller the security underlying the call option at a pre-determined price while a put option is a contract that gives the buyer the right to require the seller to purchase the security underlying the put option at a pre-determined price. The Credit Suisse Warburg Pincus Blue Chip Fund and the Credit Suisse Warburg Pincus Value Fund may write covered call options on individual securities or stock indices. For these Funds, this practice will only be used to minimize the effect of a market decline in the value of securities in their respective portfolios. We cannot guarantee that, should a Fund seek to enter into such transactions, it could do so at all or on terms that are acceptable. The Credit Suisse Warburg Pincus Small Company Value Fund may purchase or sell put and call options on individual securities or stock indices as a means of achieving additional return or of hedging the value of its portfolio. The International Funds may purchase and sell put and call options on securities, currencies and financial indices that are traded on U.S. or non-U.S. securities exchanges or in the over-the-counter market. Options traded in the over-the-counter market are considered illiquid investments. The International Funds may purchase and sell financial futures contracts and options thereon which are traded on a commodities exchange or board of trade for certain hedging, return enhancement and risk management purposes in accordance with regulations of the CFTC. These futures contracts and related options will be on financial indices and foreign currencies or groups of foreign currencies.

     Each of the Credit Suisse Warburg Pincus Strategic Growth Fund's, Credit Suisse Warburg Pincus Technology Fund's and International Fund's successful use of options and financial futures depends on the ability of the Adviser to predict the direction of the market and is subject to various additional risks. The investment techniques and skills required to use options and futures successfully are different from those required to select international securities for investment. The ability of each of these Funds to close out an option or futures position depends on a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular option or futures contract at any particular time. The inability to close options and futures positions also could have an adverse impact on each Fund's ability to effectively hedge its portfolio. There is also the risk of loss by the Funds of margin deposits or collateral in the event of bankruptcy of a broker with whom the Funds have an open position in an option, a futures contract or related option.

     LOWER-GRADE SECURITIES. The Credit Suisse Warburg Pincus High Income Fund purchases lower-grade securities. "Lower-grade securities" are regarded as being predominantly speculative as to the issuer's ability to make payments of principal and interest. Investment in these securities involves substantial risk. Lower-grade securities are commonly referred to as "junk bonds." Issuers of lower-grade securities may be highly leveraged and may not have traditional methods of financing. The risks associated with acquiring the securities of these issuers generally are greater than is the case with higher-rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of lower-grade securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. The risk of loss due to default is significantly greater for the holders of lower-grade securities because such securities may be unsecured and may be subordinate to other securities of the issuer.

FUND MANAGEMENT

     As discussed under "Recent Developments," on November 3, 2000, DLJ, the indirect parent of DLJAM was acquired by Credit Suisse. Following the acquisition, CSAM succeeded DLJAM as Adviser of the Credit Suisse Warburg Pincus Funds pursuant to Interim Advisory Agreements. CSAM, located at 466 Lexington Avenue, New York, New York 10017-3147, is a member of Credit Suisse Asset Management, the institutional asset management arm of Credit Suisse Group, one of the world's leading banks. As of December 31, 2000, Credit Suisse Asset Management companies managed approximately $93 billion in the U.S. and $298 billion globally. Except as set forth below, the investment personnel involved in the management of the Funds has not changed.

     Effective November 1, 2000, the Subadvisory Agreement with AXA Investor Managers GS Ltd. ("AXA") pursuant to which AXA acted as subadviser of the Credit Suisse Warburg Pincus Developing Markets Fund and Credit Suisse Warburg Pincus International Equity II Fund (the "International Funds") was terminated by mutual agreement of the parties. At that time, the Adviser became solely responsible for investment management of the International Funds.

THE FEES PAID FOR THE FISCAL YEAR ENDED OCTOBER 31, 2000 WERE AS FOLLOWS:

-----------------------------------------------------------------------------------------------------------------
 FUND*                                                                % OF AVERAGE NET ASSETS   FEES PAID
-----------------------------------------------------------------------------------------------------------------
 Credit Suisse Warburg Pincus Blue Chip Fund                                       .61%         $1,338,293
-----------------------------------------------------------------------------------------------------------------
 Credit Suisse Warburg Pincus Value Fund                                           .58%         $1,442,618
-----------------------------------------------------------------------------------------------------------------
 Credit Suisse Warburg Pincus Small Company Value Fund                             .81%         $1,622,703
-----------------------------------------------------------------------------------------------------------------
 Credit Suisse Warburg Pincus Strategic Growth Fund                                .75%         $   47,380
-----------------------------------------------------------------------------------------------------------------
 Credit Suisse Warburg Pincus Technology Fund                                      .88%         $  208,699
-----------------------------------------------------------------------------------------------------------------
 Credit Suisse Warburg Pincus Developing Markets Fund                             1.25%         $  262,585
-----------------------------------------------------------------------------------------------------------------
 Credit Suisse Warburg Pincus International Equity II Fund                        1.25%         $  809,279
-----------------------------------------------------------------------------------------------------------------
 Credit Suisse Warburg Pincus Fixed Income II Fund                                 .59%         $  837,673
-----------------------------------------------------------------------------------------------------------------
 Credit Suisse Warburg Pincus Municipal Trust Fund                                .625%         $  163,791
-----------------------------------------------------------------------------------------------------------------
 Credit Suisse Warburg Pincus High Income Fund                                     .70%         $   98,962
-----------------------------------------------------------------------------------------------------------------
 Credit Suisse Warburg Pincus Municipal Money Fund                                 .40%         $  223,580
-----------------------------------------------------------------------------------------------------------------
 Credit Suisse Warburg Pincus U.S. Government Money Fund                           .40%         $  256,602
-----------------------------------------------------------------------------------------------------------------

* The Credit Suisse Warburg Pincus Strategic Growth Fund and the Credit Suisse Warburg Pincus Technology Fund commenced operations on November 18, 1999. Accordingly, the percentages shown represent the annual fees payable pursuant to the advisory agreements.

THE FOLLOWING INDIVIDUALS ARE RESPONSIBLE FOR MANAGEMENT OF THE CREDIT SUISSE WARBURG PINCUS FUNDS.

     Cathy A. Jameson is the portfolio manager of the Credit Suisse Warburg Pincus Fixed Income II Fund, a position she has held since the Fund was started in 1986. Ms. Jameson is a Vice President of the Credit Suisse Warburg Pincus Capital Funds. She is also a Managing Director of CSAM, which she joined as a result of Credit Suisse's acquisition of DLJ.

     Roger W. Vogel serves as the primary portfolio manager of the Credit Suisse Warburg Pincus Small Company Value Fund and as of February, 2000, the Credit Suisse Warburg Pincus Value Fund. He has acted as the portfolio co-manager of the Credit Suisse Warburg Pincus Blue Chip Fund, the Credit Suisse Warburg Pincus Value Fund, and the Credit Suisse Warburg Pincus Small Company Value Fund since July 1993. Mr. Vogel is a Vice President of the Credit Suisse Warburg Pincus Capital Funds, and a Managing Director of CSAM, which he joined as a result of Credit Suisse's acquisition of DLJ. Prior to becoming associated with the Funds, Mr. Vogel was a Vice President and portfolio manager with Chemical Banking Corp.

     Marybeth B. Leithead is the portfolio manager of the Credit Suisse Warburg Pincus Municipal Trust Fund, a position she has held since the commencement of its operations on July 28, 1993. Ms. Leithead is also a Vice President of the Credit Suisse Warburg Pincus Capital Funds and a Director of CSAM, which she joined as a result of Credit Suisse's acquisition of DLJ.

     Hugh M. Neuburger is the primary portfolio manager of the Credit Suisse Warburg Pincus Blue Chip Fund, Credit Suisse Warburg Pincus Strategic Growth Fund and Credit Suisse Warburg Pincus Technology Fund. He has also served as the co-portfolio manager of the Credit Suisse Warburg Pincus Blue Chip Fund, the Credit Suisse Warburg Pincus Value Fund and the Credit Suisse Warburg Pincus Small Company Value Fund since August 1995, and the Credit Suisse Warburg Pincus Developing Markets Fund and the Credit Suisse Warburg Pincus International Equity II Fund since November 2000. Mr. Neuburger is a Managing Director of CSAM, which he joined as a result of Credit Suisse's acquisition of DLJ.

     William D. Butler, a Vice President of CSAM, which he joined as a result of Credit Suisse's acquisition of DLJ, serves as co-portfolio manager of the Credit Suisse Warburg Pincus Technology Fund. Mr. Butler joined DLJAM as an Equity Analyst in 1998 after spending three years as a Senior Consultant at BARRA Inc., advising institutional money managers on equity risk management, performance attribution and portfolio construction.

     Luisa Michel is the co-portfolio manager of the Credit Suisse Warburg Pincus Developing Markets Fund and the Credit Suisse Warburg Pincus International Equity II Fund and Vice President of CSAM, with which she has been associated since 1998. Ms. Michel joined CSAM as a result of Credit Suisse's acquisition of DLJ. From 1993 to 1998, Ms. Michel was a Senior International Credit Analyst at Merrill, Lynch, Pierce, Fenner and Smith Inc. focusing on Latin America. From 1989 to 1991, she acted as a lending officer for Manufacturers Hanover Trust Company.

     Effective December 8, 2000, Richard Lindquist assumed the role of portfolio manager for the Credit Suisse Warburg Pincus High Income Fund. Mr. Lindquist is a Managing Director of CSAM and heads CSAM's high yield management team. Mr. Lindquist joined CSAM in 1995 as a result of CSAM's acquisition of CS First Boston Investment Corp., which he joined in 1989. Previously, he managed high yield portfolios at Prudential Insurance Company of America and a high yield mutual fund at T. Rowe Price Associates. Mr. Lindquist also assumed the role of portfolio manager for the DLJ High Yield Bond Fund. Mr. Lindquist is a Chartered Financial Analyst.

HOW TO BUY AND SELL SHARES

1. BUYING SHARES OF THE MONEY FUNDS OR CLASS A, CLASS B OR CLASS C SHARES OF THE OTHER CREDIT SUISSE WARBURG PINCUS FUNDS

     OPENING AN ACCOUNT:

     Decide whether your first payment will be delivered by check or wire. Initial payment must be at least $1,000.

     BY CHECK USING U.S. MAIL:

     Complete an application and send it along with a check made payable to the Credit Suisse Warburg Pincus Funds to:

     Credit Suisse Warburg Pincus Funds
     PFPC, Inc.
     P.O. Box 61503
     King of Prussia, PA 19406-3101

     BY CHECK USING U.S. OVERNIGHT DELIVERY:

     Complete an application and send it along with a check made payable to the Credit Suisse Warburg Pincus Funds to:

     Credit Suisse Warburg Pincus Funds
     PFPC, Inc.
     211 S. Gulph Road
     King of Prussia, PA 19406-3101

     BY WIRE:

     Call Credit Suisse Warburg Pincus Funds at 1-800-225-8011 (option #2) to obtain an account number. A representative will instruct you to send a completed, signed application to the Transfer Agent, PFPC, Inc. ("Transfer Agent"). Your account cannot be opened without a completed, signed application and a Fund account number.

     CONTACT YOUR BANK TO ARRANGE A WIRE TRANSFER TO:

     Boston Safe Deposit & Trust
     ABA #: 011001234
     Credit: (Insert Name of Your Fund)
     ACCT#: 006068
     FBO (Shareholder name and account number)

     Your wire instructions must also include: the name of the Fund, your account number and the name(s) of the account holders.

     An account at the Fund will be established once the application and check are received in good order.

     If you purchase shares of the Money Funds through a wire transfer, you will be eligible to receive the daily dividend declared on the date of purchase, as long as the Transfer Agent is notified of such purchase by 12:00 noon. The funds must be received by the Transfer Agent by 4:00 p.m.

     Investors may also purchase shares of the Credit Suisse Warburg Pincus Funds through their securities dealer. For shares purchased through a securities dealer or by clients of an eligible institution: call your broker or service representative for instructions in opening an account. Investors may be charged separate fees if they effect transactions through a securities dealer or eligible institution. In addition, securities dealers may offer an automatic sweep for the shares of the Money Funds in the operation of cash accounts for their customers. Shares of the Money Funds purchased through an automatic sweep by 1:00 p.m. are eligible to receive that day's daily dividend. For more information, contact your securities dealer. Other information regarding purchasing shares is contained in each Fund's Statement of Additional Information.

     Shareholder accounts established on behalf of the following types of plans will be exempt from the Fund's minimum and additional investment amounts: 401(k) Plans, 403(b) Plans, 457 Plans, SEP Plans, and SIMPLE Plans. An account established for the Funds' Class D shares will also be exempt from the Funds' minimum and subsequent purchase requirements. In addition, the Funds reserve the right to waive their minimum purchase requirements.

     Additional investments may be made at any time by sending a check payable to the Funds along with an investment stub found at the bottom of the Funds' Shareholder Statement form. If the stub is not available, you may send a check payable to the "Credit Suisse Warburg Pincus Funds" directly to the Transfer Agent at the address listed above. Please reference the account number to be credited on the check, as well as the Fund you have selected to purchase.

     SELLING SHARES OF THE MONEY FUNDS OR CLASS A, CLASS B OR CLASS C SHARES OF THE OTHER CREDIT SUISSE WARBURG PINCUS FUNDS

     Will you be requesting a redemption of your holdings in the Credit Suisse Warburg Pincus Funds through the Funds' Telephone Redemption Privilege?

     YES.

     Call 1-800-225-8011 to sell your shares. Requests for redemptions of more than $50,000 must be made in writing and be accompanied by a signature guarantee.

     (A "signature guarantee" is a signature guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association.)

     Remember, the Money Funds require a minimum account size of $750 and the other Credit Suisse Warburg Pincus Funds require a minimum account size of $250 for Class A, Class B or Class C shares.

     NO.

     FOR SHARES HELD AT THE FUND, WRITE TO THE FUND AT:

     Credit Suisse Warburg Pincus Funds
     PFPC, Inc. P.O. Box 61503
     (211 S. Gulph Road)*
     King of Prussia, PA 19406-3101

     Remember, any Class A, Class B or Class C account that has less than $250 (or $750 in the case of the Money Funds), the Fund may redeem.

     *FOR OVERNIGHT DELIVERY.

     For shares purchased through a broker-dealer: call your broker or securities dealer representative.

     Your redemption will be processed at the net asset value per share, next computed following the receipt of your request in proper form. If you own Class B or Class C shares or purchased Class A shares without paying an initial sales charge, any applicable CDSC will be applied to the net asset value and deducted from your redemption. The value of your shares may be more or less than your investment depending on the net asset value of your Fund on the day you redeem.

     The Credit Suisse Warburg Pincus Funds have a minimum account size of $250 for Class A, Class B and Class C shares and $750 for shares of the Money Funds. You may be requested to increase your balance if it falls below these levels. The Funds reserve the right to close such account and send the proceeds to you. A Fund will not redeem involuntarily any shareholder account with an aggregate balance of less than these levels based solely on the market movement of such Fund's shares.

     For information concerning circumstances in which redemptions may be effected through the delivery of in-kind portfolio securities, see your Statement of Additional Information.

     PURCHASING ADDITIONAL SHARES

     Decide if you are making additional purchases by mail, wire, or automatic investment. If using mail or wire, please check to make sure funds meet the $25.00 minimum.

     BY MAIL:

     Complete the investment stub found at the bottom of the Funds' shareholder statement form, or if an investment stub is not available, reference on the check the account number to be credited and the Fund you have selected to purchase and mail to:

     Credit Suisse Warburg Pincus Funds
     PFPC, Inc.
     P.O. Box 61503
     King of Prussia, PA 19406-3101

     BY WIRE:

     Please call the Transfer Agent at 800-225-8011 (option #2) to notify them of the impending wire.

     PROVIDE YOUR BANK WITH FUNDS AND WITH THE FOLLOWING INFORMATION:

     Boston Safe Deposit & Trust
     ABA #: 011001234
     Credit: (Insert Name of Your Fund)
     ACCT#: 006068
     FBO (Shareholder name and account number)

     PURCHASE SHOULD REFERENCE YOUR NAME, ACCOUNT NUMBER, AND NAME OF FUND.

     AUTOMATIC INVESTMENT PROGRAM:

     The automatic investment program requires purchases of at least $25.00. Fill out the application, designating the automatic investment option and provide your bank information. The Fund automatically deducts payment from your account on a regular basis.

     PROVIDE YOUR BANK WITH FUNDS AND WITH THE FOLLOWING INFORMATION:

     Boston Safe Deposit & Trust
     ABA #: 011001234
     Credit: (Insert Name of Your Fund)
     ACCT#: 006068
     FBO (Shareholder name and account number)

     Shares of the Money Funds or Class A, Class B or Class C shares of the other Credit Suisse Warburg Pincus Funds may be purchased directly by using the Share Purchase Application found in the prospectus, or through CSAMSI, or by contacting your securities dealer. Shareholders should read the prospectus carefully before investing in the Funds.

     The minimum initial investment in each Fund is $1,000 ($2,000 for Common Class shares). The minimum for additional investments is $25 ($50 for Common Class shares). The minimum initial and minimum additional investment may be waived for retirement accounts. There is a maximum purchase limitation in the Funds' Class B shares of $250,000 and $1,000,000 in the Funds' Class C shares. Each of the Funds, except the Money Funds, offers Class A, Class B and Class C shares. Class A shares may be purchased at a price equal to net asset value of the Fund plus an initial sales charge imposed at the time of purchase. On a purchase of $1,000,000 or more, there is no initial sales charge, but there could be a CDSC if the shares are redeemed within one year of purchase. Class B shares may be purchased for net asset value, but may be subject to a CDSC upon redemption. The CDSC declines from 4% during the first year of purchase to zero after four years. Class B shares will convert to Class A shares approximately eight years from the time of purchase. Class C shares may be purchased for net asset value, but may be subject to a 1% CDSC if redeemed in the first year. Shares of the Money Funds may be purchased at a price equal to the net asset value per share which is expected to be $1.00.

2.   BUYING COMMON CLASS SHARES OF THE CREDIT SUISSE WARBURG PINCUS FUNDS.

     A. PURCHASES OF COMMON CLASS THROUGH FINANCIAL-SERVICES FIRMS

     You can buy and sell Common Class shares through a variety of financial-services firms such as banks, brokers and financial advisors. The Credit Suisse Warburg Pincus Funds have authorized these firms (and other intermediaries that the firms may designate) to accept orders. When an authorized firm or its designee has received your order, it is considered received by the fund and will be priced at the next-computed NAV.

     Financial-services firms may charge transaction fees or other fees that you could avoid by investing directly with the fund. Please read their program materials of the particular firm for any special provisions or additional service features that may apply to your investment. Certain features of the Common Class shares, such as the minimum initial or subsequent investment amounts, may be modified.

     B. PURCHASING COMMON CLASS SHARES DIRECTLY

        OPENING AN ACCOUNT

     Your account application provides us with key information we need to set up your account correctly. It also lets you authorize services that you may find convenient in the future.

     If you need an application, call our Shareholder Service Center to receive one by mail or fax. Or you can download it from our Internet Web site: www.warburg.com.

     You can make your initial investment by check or wire. The "By Wire" method in the "Buying Common Class Shares" table below enables you to buy shares on a particular day at that day's closing NAV.

     ADDING TO AN ACCOUNT

     You can add to your account in a variety of ways, as shown in the table. If you want to use Automated Clearing House (ACH) transfer, be sure to complete the "ACH on Demand" section of the Common Class shares account application.

     INVESTMENT CHECKS

     Checks should be made payable in U.S. dollars to Credit Suisse Warburg Pincus Funds. Unfortunately, we cannot accept "starter" checks that do not have your name preprinted on them. We also cannot accept checks payable to you or to another party and endorsed to the order of Credit Suisse Warburg Pincus Funds. These types of checks may be returned to you and your purchase order may not be processed.

     WIRE INSTRUCTIONS

     State Street Bank and Trust Company
     ABA# 0110 000 28
     Attn: Mutual Funds/Custody Dept.
     [Credit Suisse Warburg Pincus Fund Name]
     DDA# 9904-649-2
     F/F/C: [Account Number and Registration]

     HOW TO REACH US

     Shareholder Service Center
     Toll free: 800-WARBURG
     (800-927-2874)
     Fax: 646-354-5026

     MAIL:

     Credit Suisse Warburg Pincus Funds
     P.O. Box 9030
     Boston, MA 02205-9030




     Overnight/Courier Service
     Boston Financial Data Services, Inc.
     Attn: Credit Suisse Warburg Pincus Funds
     66 Brooks Drive
     Braintree, MA 02184

     INTERNET WEB SITE

     www.warburg.com

                           BUYING COMMON CLASS SHARES

     OPENING AN ACCOUNT                    ADDING TO AN ACCOUNT

     BY CHECK

     -    Complete the NEW                 -    Make your check
          ACCOUNT APPLICATION.                  payable to Credit
          For IRAs use the                      Suisse Warburg
          UNIVERSAL IRA                         Pincus Funds.
          APPLICATION.

     -    Make your check                  -    Write the account
          payable to Credit                     number and the fund
          Suisse Warburg                        name on your check.
          Pincus Funds.

     -    Mail to Credit                   -    Mail to Credit
          Suisse Warburg                        Suisse Warburg
          Pincus Funds.                         Pincus Funds.

                                           -    Minimum amount is
                                                $100.


     BY EXCHANGE

     -    Call our Shareholder             -    Call our Shareholder
          Service Center to                     Service Center to
          request an exchange.                  request an exchange.
          Be sure to read the
          current prospectus               -    Minimum amount is
          for the new fund.                     $250.
          Also please observe
          the minimum initial              -    If you do not have
          investment.                           telephone
                                                privileges, mail or
     -    If you do not have                    fax a letter of
          telephone                             instruction signed
          privileges, mail or                   by all shareholders.
          fax a letter of
          instruction signed
          by all shareholders.


     BY WIRE

     -    Complete and sign               -    Call our Shareholder
          the NEW ACCOUNT                      Service Center by 4
          APPLICATION. For                     p.m. ET to inform us
          IRAs use the                         of the incoming
          UNIVERSAL IRA                        wire. Please be sure
          APPLICATION.                         to specify your
                                               name, the account
     -    Call our Shareholder                 number and the fund
          Service Center and                   name on your wire
          fax the signed NEW                   advice.
          ACCOUNT APPLICATION
          by 4 p.m. ET.                   -    Wire the money for
                                               receipt that day.
     -    Shareholder Services
          will telephone you              -    Your purchase will
          with your account                    be effective at the
          number. Please be                    next NAV calculated
          sure to specify your                 after we receive
          name, the account                    your order in proper
          number and the fund                  form.
          name on your wire
          advice.                         -    Minimum amount is
                                               $500
     -    Wire your initial
          investment for
          receipt that day.

     -    Mail the original,
          signed application
          to Credit Suisse
          Warburg Pincus
          Funds.


     BY   AUTOMATED CLEARING
          HOUSE (ACH) TRANSFER

     -    Cannot be used to                -    Call our Shareholder
          open a new account.                   Service Center to
                                                request an ACH
                                                transfer from your
                                                bank.

                                           -    Your purchase will
                                                be effective at the
                                                next NAV calculated
                                                after we receive
                                                your order in proper
                                                form.

                                           -    Minimum amount is
                                                $50, subject to
                                                other minimum
                                                investment
                                                requirements.

                                           -    Requires ACH on
                                                Demand privileges.

                           SELLING COMMON CLASS SHARES

SELLING SOME OR ALL OF YOUR SHARES         CAN BE USED FOR

     BY MAIL

     Write us a letter of                  -    Accounts of any
     instruction that includes:                 type.

     -    your name(s) and                 -    Sales of any amount.
          signature(s)
                                           For IRAs please use the
     -    the fund name and                IRA DISTRIBUTION REQUEST
          account number                   FORM.

     -    the dollar or share
          amount you want to
          sell

     -    how to send the
          proceeds

     Obtain a signature
     guarantee or other
     documentation, if
     required (see "Selling
     Shares in Writing").

     Mail the materials to
     Credit Suisse Warburg
     Pincus Funds.

     If only a letter of
     instruction is required,
     you can fax it to the
     Shareholder Service
     Center.

     BY EXCHANGE

     -    Call our Shareholder             -    Accounts with
          Service Center to                     telephone
          request an exchange.                  privileges.
          Be sure to read the
          current prospectus               If you do not have
          for the new fund.                telephone privileges,
          Also please observe              mail or fax a letter of
          the minimum initial              instruction signed by all
          investment.                      shareholders to exchange
                                           shares.

     BY PHONE

     Call our Shareholder                  -    Non-IRA accounts
     Service Center to request                  with telephone
     a redemption. You can                      privileges.
     receive the proceeds as:

     -    a check mailed to
          the address of
          record ($100
          minimum)

     -    an ACH transfer to
          your bank ($50
          minimum)

     -    a wire to your bank
          ($500 minimum)

     See "By Wire or ACH
     Transfer" for details.

     BY WIRE OR ACH TRANSFER

     -    Complete the "Wire               -    Non-IRA accounts
          Instructions" or                      with wire-redemption
          "ACH on Demand"                       or ACH on Demand
          section of your NEW                   privileges.
          ACCOUNT APPLICATION.
                                           -    Requests by phone or
     -    For federal-funds                     mail.
          wires, proceeds will
          be wired on the next
          business day. For
          ACH transfers,
          proceeds will be
          delivered within two
          business days.

SELLING COMMON CLASS SHARES IN WRITING

     Some circumstances require a written sell order, along with a signature guarantee. These include:

-    accounts whose address of record has been changed within the past 30 days

-    redemptions in certain large amounts (other than by exchange)

-    requests to send the proceeds to a different payee or address

- shares represented by certificates, which must be returned with your sell order

     A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public.

RECENTLY PURCHASED COMMON CLASS SHARES

     For fund shares purchased other than by bank wire, bank check, U.S. Treasury check, certified check or money order, the funds will delay payment of your cash redemption proceeds until the check or other purchase payment clears, which generally takes up to 10 calendar days from the day of purchase. At any time during this period, you may exchange into another fund.

LOW-BALANCE ACCOUNTS OF COMMON CLASS SHARES

     If your account balance falls below the minimum required to keep it open due to redemptions or exchanges, the fund may ask you to increase your balance. If it is still below the minimum after 60 days, the fund may close your account and mail you the proceeds.

-    Minimum to Keep an Account Open:                           $2,000

3. ADVISOR CLASS AND CLASS D SHARES.

     Advisor Class shares may be purchased through certain eligible institutions and financial services firms. Class D shares are offered exclusively to employees of CSFB and its subsidiaries that are eligible to participate in the Employee Savings and Retirement Plan of Credit Suisse First Boston, certain investment advisory or brokerage clients of CSAM or its affiliates, and certain employee benefit plans for employees of CSAM or its affiliates. CSFB employees should contact the CSFB Hotline at 1-800-588-6200 to learn how to purchase Class D shares.

OTHER SHAREHOLDER INFORMATION

     CLASSES OF SHARES AND SALES CHARGES

     The Credit Suisse Warburg Pincus Funds, except the Money Funds, offer Class A shares, Class B shares, Class C shares and Common Class shares to the general public. The Advisor Class shares of the Credit Suisse Warburg Pincus Value Fund are available for purchase through certain eligible institutions and financial services firms. Class D shares are offered exclusively to employees of CSFB and its subsidiaries who are eligible to participate in the Employee Savings and Retirement Plan of Credit Suisse First Boston, certain investment advisory or brokerage clients of CSAM or its affiliates, and certain employee benefit plans for employees of CSAM or its affiliates. Class D shares are only offered by the Credit Suisse Warburg Pincus Blue Chip Fund, the Credit Suisse Warburg Pincus Value Fund, the Credit Suisse Warburg Pincus Small Company Value Fund, the Credit Suisse Warburg Pincus Technology Fund, the Credit Suisse Warburg Pincus Fixed Income II Fund, the Credit Suisse Warburg Pincus High Income Fund and the Credit Suisse Warburg Pincus International Equity II Fund. Shares held in each Fund are normally entitled to one vote (with proportional voting for fractional shares) for all purposes.

     Each class is identical in all respects except that each class bears different distribution service fees (except for Class D shares, which are not subject to any distribution service fees and are offered only to a limited group of investors). Each class has different exchange privileges and only Class B shares have a conversion feature. Class A, Class B, Class C, Common Class and Advisor Class shareholders have exclusive voting rights relating to their respective class's 12b-1 Plan.

     CLASS A SHARES

     OFFERING PRICE:

     The offering price for Class A shares (with a sales charge) is NAV plus the applicable sales charge (unless you are entitled to a waiver).

     The offering price for Class A shares of the Funds is the net asset value plus the applicable sales charge from the schedule below:

                         INITIAL SALES CHARGE -- CLASS A

     CREDIT SUISSE WARBURG PINCUS FIXED INCOME FUNDS (1)

-----------------------------------------------------------------------------------------------------------------
 AMOUNT PURCHASED                          AS A % OF AMOUNT         AS A % OF OFFERING        COMMISSION TO
                                               INVESTED                    PRICE          DEALER/AGENT AS A % OF
                                                                                              OFFERING PRICE
-----------------------------------------------------------------------------------------------------------------
 Less than $50,000                               4.99%                      4.75%                 4.25%
-----------------------------------------------------------------------------------------------------------------
 $50,000 to less than                            4.71%                      4.50%                 4.00%
  $100,000
-----------------------------------------------------------------------------------------------------------------
 $100,000 to less than                           3.63%                      3.50%                 3.25%
  $250,000
-----------------------------------------------------------------------------------------------------------------
 $250,000 to less than                           2.56%                      2.50%                 2.25%
  $500,000
-----------------------------------------------------------------------------------------------------------------
$500,000 to less than                            2.04%                      2.00%                 1.75%
  $1,000,000
-----------------------------------------------------------------------------------------------------------------
 $1,000,000 or more                                 0                          0                  1.00%*
-----------------------------------------------------------------------------------------------------------------

     CREDIT SUISSE WARBURG PINCUS EQUITY FUNDS (2)

-----------------------------------------------------------------------------------------------------------------
 AMOUNT PURCHASED                          AS A % OF AMOUNT         AS A % OF OFFERING        COMMISSION TO
                                              INVESTED                   PRICE            DEALER/AGENT AS A % OF
                                                                                              OFFERING PRICE
-----------------------------------------------------------------------------------------------------------------
 Less than $50,000                               6.10%                      5.75%                 5.00%
----------------------------------------------------------------------------------------------------------------
 $50,000 to less than                            4.99%                      4.75%                 4.00%
  $100,000
----------------------------------------------------------------------------------------------------------------
 $100,000 to less than                           3.90%                      3.75%                 3.00%
  $250,000
----------------------------------------------------------------------------------------------------------------
 $250,000 to less than                           2.56%                      2.50%                 2.00%
  $500,000
----------------------------------------------------------------------------------------------------------------
 $500,000 to less than                           2.04%                      2.00%                 1.75%
  $1,000,000
----------------------------------------------------------------------------------------------------------------
 $1,000,000 or more                                 0                          0                  1.00%*
----------------------------------------------------------------------------------------------------------------

(1) The Credit Suisse Warburg Pincus Fixed Income Funds include the Credit Suisse Warburg Pincus Fixed Income II Fund, the Credit Suisse Warburg Pincus Municipal Trust Fund and the Credit Suisse Warburg Pincus High Income Fund.

(2) The Credit Suisse Warburg Pincus Equity Funds include the Credit Suisse Warburg Pincus Blue Chip Fund, the Credit Suisse Warburg Pincus Value Fund, the Credit Suisse Warburg Pincus Small Company Value Fund, the Credit Suisse Warburg Pincus Strategic Growth Fund, the Credit Suisse Warburg Pincus Technology Fund, the Credit Suisse Warburg Pincus Developing Markets Fund and the Credit Suisse Warburg Pincus International Equity II Fund.

* On purchases of $1,000,000 or more, there is no initial sales charge although there could be a Limited CDSC (as described below). The Distributor may pay the dealer a fee of up to 1% as follows: 1% on purchases up to and including $3 million, .50% on the next $47 million, .25% on purchase amounts over $50 million. In addition, Class A shares issued upon conversion of Class B shares of the Funds are not subject to an initial sales charge.

     From time to time, the Distributor may re-allow the full amount of the sales charge to brokers as a commission for sales of such shares.

     In addition, investors may be charged a fee by a securities dealer if they effect transactions through a broker or agent.


THE INITIAL SALES CHARGE IS WAIVED FOR THE FOLLOWING SHAREHOLDERS OR
TRANSACTIONS:

(1)  investment advisory clients of the Adviser;

(2) officers, Trustees and retired Trustees of the Funds, directors or trustees of other investment companies managed by the Adviser, officers, directors and full-time employees of the Adviser and of its wholly-owned subsidiaries or parent entities ("Related Entities"); or the spouse, siblings, children, parents or grandparents of any such person or any such person's spouse (collectively, "relatives"), or any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative; or the estate of any such person or relative, if such sales are made for investment purposes (such shares may not be resold except to the Funds);

(3) certain employee benefit plans for employees of the Advisers and Related Entities;

(4) full-time employees of the Funds' Transfer Agent or an entity that provides distribution to the Funds, an agent or broker of a dealer that has a sales agreement with the Distributor, for their own account or an account of a relative of any such person, or any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative; or the estate of any such person or relative, if such sales are made for investment purposes (such shares may not be resold except to the Funds);

(5) shares purchased by registered investment advisers on behalf of fee-based accounts or by broker-dealers that have sales agreements with the Funds and for which shares have been purchased on behalf of wrap fee client accounts and for which such registered investment advisers or broker-dealers perform advisory, custodial, record keeping or other services;

(6) shareholders who received shares in the Credit Suisse Warburg Pincus Funds as a result of the merger of Neuwirth Fund, Inc., Pine Street Fund, Inc. or deVegh Mutual Fund, Inc., and who have maintained their investment in such shares;

(7) shares purchased for 401(k) Plans, 403(b) Plans and 457 Plans; and employee benefit plans sponsored by an employer; non-U.S. nationalized pension plans; and

(8)  Class B shares which are automatically converted to Class A shares.

REDUCED SALES CHARGES ARE AVAILABLE TO PARTICIPANTS IN THE FOLLOWING PROGRAMS:

     LETTER OF INTENT. By initially investing at least $1,000 and submitting a Letter of Intent to the Funds' Distributor or Transfer Agent, you may purchase shares of a Credit Suisse Warburg Pincus Fund over a 13-month period at the reduced sales charge, which applies, to the aggregate amount of the intended purchases stated in the Letter. The Letter only applies to purchases made up to 90 days before the date of the Letter.

     RIGHT OF ACCUMULATION. For investors who already have an account with the Funds, reduced sales charges based upon the Funds' sales charge schedules are applicable to subsequent purchases. The sales charge on each additional purchase is determined by adding the current net asset value of the shares the investor currently owns to the amount being invested. The Right of Accumulation is illustrated by the following example: If a previous purchase currently valued in the amount of $50,000 had been made subject to a sales charge and the shares are still held, a current purchase of $50,000 will qualify for a reduced sales charge (i.e., the sales charge on a $100,000 purchase).

     The reduced sales charge is applicable only to current purchases. It is the investor's responsibility to notify the Transfer Agent at the time of subsequent purchases that the account is eligible for the Right of Accumulation.

     CONCURRENT PURCHASES. To qualify for a reduced sales charge, you may combine concurrent purchases of shares purchased in any Credit Suisse Warburg Pincus Fund. For example, if the investor concurrently invests $25,000 in one Fund and $25,000 in another, the sales charge would be reduced to reflect a $50,000 purchase. In order to exercise the Concurrent Purchases privilege, the investor must notify the Distributor or Transfer Agent prior to his or her purchase.

     COMBINED PURCHASE PRIVILEGE. By combining the investor's holdings of shares in any Credit Suisse Warburg Pincus Fund, the investor can reduce the initial sales charges on any additional purchases of Class A shares. The investor may also use these combinations under a Letter of Intent. This allows the investor to make purchases over a 13-month period and qualify the entire purchase for a reduction in initial sales charges on Class A shares. A combined purchase of $1,000,000 or more may trigger the payment of a dealer's commission and the applicability of a Limited CDSC. See "Other Shareholder Information -- Class A Limited CDSC."

     REINSTATEMENT PRIVILEGE. The Reinstatement Privilege permits shareholders to reinvest the proceeds provided by a redemption of a Fund's Class A shares within 120 days from the date of redemption without an initial sales charge. It is the investor's responsibility to notify the Transfer Agent prior to his or her purchase in order to exercise the Reinstatement Privilege. In addition, a CDSC paid to the Distributor will be eligible for reimbursement at the current net asset value of the applicable Fund if a shareholder reinstates his Fund account holdings within 120 days from the date of redemption.

     CLASS B SHARES

     You may choose to purchase Class B shares at the Fund's net asset value although such shares may be subject to a CDSC when you redeem your investment. The CDSC does not apply to investments held for more than four years or shares received pursuant to dividend reinvestment.

     Where the CDSC is imposed, the amount of the CDSC will depend on the number of years that you have held the shares according to the table on this page. The CDSC will be assessed on an amount equal to the lesser of the then current net asset value or the original purchase price of the shares identified for redemption.

--------------------------------------------------------------------------------
               YEAR AFTER PURCHASE            CDSC PERCENTAGE
--------------------------------------------------------------------------------
                      1st                             4%
               ----------------------------------------------------
                      2nd                             3%
               ----------------------------------------------------
                      3rd                             2%
               ----------------------------------------------------
                      4th                             1%
               ----------------------------------------------------
                 After 4th year                      None
               ----------------------------------------------------

THE CDSC ON CLASS B SHARES WILL BE WAIVED FOR THE FOLLOWING SHAREHOLDERS OR
TRANSACTIONS:

(1) shares received pursuant to the exchange privilege which are currently exempt from a CDSC;

(2) redemptions as a result of shareholder death or disability (as defined in the Internal Revenue Code of 1986, as amended);

(3) redemptions made pursuant to a Credit Suisse Warburg Pincus Fund's systematic withdrawal plan pursuant to which up to 1% monthly or 3% quarterly of an account (excluding dividend reinvestments) may be withdrawn, provided that no more than 12% of the total market value of an account may be withdrawn over any 12 month period. Shareholders who elect systematic withdrawals on a semi-annual or annual basis are not eligible for the waiver; and

(4) liquidations, distributions or loans from the following types of retirement plan accounts:

     -Section 401(k) retirement Plans;
     -Section 403(b) Plans; or
     -Section 457 Plans; and

(5) A redemption related to minimum distributions from retirement plans or accounts at age 70 1/2, which are required without penalty pursuant to the Internal Revenue Code.

     Redemptions effected by the Funds pursuant to their right to liquidate a shareholder's account with a current net asset value of less than $250 will not be subject to the CDSC. In addition, Class B shares held for eight years after purchase will be automatically converted in Class A shares and accordingly will no longer be subject to the CSDC.

     CLASS A LIMITED CDSC. A Limited Contingent Deferred Sales Charge ("Limited CDSC") will be imposed by the Funds upon certain redemptions of Class A shares (or shares into which such Class A shares are exchanged) made within 12 months of purchase, if such purchases were made at net asset value and triggered the payment by the Distributor of the dealer's commission described above (i.e., purchases of $1,000,000 or more).

     The Limited CDSC will be paid to the Distributor and will be equal to the lesser of 1% of:

- the net asset value at the time of purchase of the Class A shares being redeemed; or

- the net asset value of such Class A shares at the time of redemption.

     For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at the time of purchase of such Class A shares even if those shares are later exchanged, and in the event of an exchange of such Class A shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares into which the Class A shares have been exchanged. The Limited CDSC on Class A shares will be waived on redemptions made pursuant to a Credit Suisse Warburg Pincus Fund's systematic withdrawal plan under the same circumstances as outlined in item (3) above related to the waiver of the CDSC on Class B shares.

     CLASS C SHARES

     You may choose to purchase Class C shares at the Fund's net asset value, although such shares will be subject to a 1% CDSC if you redeem your shares within 1 year. If you exchange your shares for Class C shares of another Credit Suisse Warburg Pincus Fund, the 1% CDSC also will apply to those Class C shares. The 1-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares. The

1% CDSC on Class C shares will be waived under the circumstances that would result in a waiver of the CDSC on Class B shares. Class C shares are subject to a distribution fee of 1.00% of average daily net assets.

     CLASS D SHARES

     Class D shares are offered only to employees of CSFB and its subsidiaries who are eligible to participate in the Employee Savings and Retirement Plan of Credit Suisse First Boston, certain investment advisory or brokerage clients of CSAM or its affiliates, and certain employee benefit plans for employees of CSAM or its affiliates. Class D shares are not subject to any sales charges or distribution fees. CSFB employees should contact the CSFB 401(k) Hotline at 1-800-588-6200 to learn how to purchase Class D shares.

     COMMON CLASS SHARES

     You may choose to purchase Common Class shares at the Fund's net asset value. Common Class shares are not subject to any initial or contingent deferred sales charge, but there is a distribution fee of .25% of average daily net assets. The Distributor, the Adviser or their affiliates may make additional payments out of their own resources to institutions for providing distribution, administrative, accounting and/or other services with respect to Common Class shares. Under certain circumstances, the Funds, on behalf of the Series, may reimburse a portion of these payments.

     ADVISOR CLASS SHARES

     Advisor Class shares of the Credit Suisse Warburg Pincus Value Fund are available for purchase through certain institutions and financial services firms and are not available to individual investors directly. These shares will be offered without a front end sales load or a contingent deferred sales charge but will be charged a shareholder service fee payable at an annual rate of up to
 .25%, and a distribution and/or administrative services fee payable at an annual rate of up to .50% of the average daily net assets of such class. The aggregate distribution and/or shareholder services fee payable by the Advisor Class may not exceed .75% of the average daily net assets relating to that class. The
Board of Trustees is currently limiting the amount payable to .50 of 1% of the average daily net assets relating to that class. Payments may be made to an institution directly out of assets of the Fund attributable to the class or by the Distributor on the Fund's behalf. The Distributor, the Adviser or their affiliates may make additional payments out of their own resources to institutions for providing distribution, administrative, accounting and/or other services with respect to Advisor Class shares. Under certain circumstances, the Fund, on behalf of the Series, may reimburse a portion of these payments.

                        ADDITIONAL SHAREHOLDER SERVICES

     EXCHANGE PRIVILEGE. You may exchange shares of a Fund for shares offered under the same class of another Credit Suisse Warburg Pincus Fund or for shares of the Money Funds. Class A shares may also be exchanged for Common Class shares of another Credit Suisse Warburg Pincus Fund. After about July 1, 2001, Common Class shares of Credit Suisse Warburg Pincus Funds may be exchanged for Common Class shares of funds in the Warburg, Pincus family of funds (and VICE VERSA). Shareholders whose initial investment was directly into a Money Fund may exchange such shares for either Class A, Class B, Class C, or Common Class of another Credit Suisse Warburg Pincus Fund. Shares of each Money Fund purchased pursuant to the Credit Suisse Warburg Pincus Funds' exchange privilege will be eligible for exchange into another Credit Suisse Warburg Pincus Fund provided that the exchange is directed into the same class of shares upon which the initial investment was made. Shareholders whose initial investment was invested directly into a Money Fund will, upon an exchange request, automatically be exchanged into Class A shares of the requested Fund (unless otherwise indicated on the purchase application or by written notice). You should be aware that for federal income tax purposes an exchange is treated as a sale and a purchase of shares which may result in recognition of a gain or loss.

THE FOLLOWING PRIVILEGES ARE PROVIDED BY THE TRANSFER AGENT AND DO NOT APPLY TO CLASS D OR ADVISOR CLASS SHARES:

     AUTOMATIC MONTHLY INVESTMENT PLAN. You may elect on the Application to make additional investments in a Fund automatically by authorizing Credit Suisse Warburg Pincus to withdraw funds from your bank or other cash account and purchase additional shares with those funds. You select the date (either the 10th, 15th or 20th of each month) and amount (subject to a minimum of $25 for Class A, Class B or Class C shares or $50 for Common Class shares). The plan may be terminated at any time without penalty by you or the Fund.

     AUTOMATIC EXCHANGE PLAN. You may authorize the Credit Suisse Warburg Pincus Funds in advance to exchange a set dollar amount of shares in one Fund for shares of the same class of another Fund or for shares of the Money Funds on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum exchange amount under the Automatic Exchange Plan is $50. These exchanges are subject to the terms of the Exchange Privilege described above. This service is not available for Common Class shares.

     DIVIDEND DIRECTION OPTION. Any Class A, Class B or Class C shareholder may elect on the Application to have his or her dividends paid to another individual. All shareholders may elect to have his or her dividends directed for reinvestment within the same class of another Fund provided that an existing account in such other Fund is maintained by the shareholder.

     SYSTEMATIC WITHDRAWAL PLAN. Any Class A, Class B or Class C shareholder who owns or purchases shares of a Fund having a current net asset value of at least $10,000 may establish a Systematic Withdrawal Plan under which the shareholder or a third party will receive payment by check in a stated amount of not less than $50 on a monthly, quarterly, semi-annual or annual basis. A CDSC which may otherwise be imposed on a redemption will be waived in connection with redemptions made pursuant to Credit Suisse Warburg Pincus Funds' Systematic Withdrawal Plan up to 1% monthly or 3% quarterly of an account (excluding dividend reinvestment) not to exceed 12% over any 12 month rolling period. Systematic withdrawals elected on a semi-annual or annual basis are not eligible for the waiver. Common Class shareholders have available the Automatic Withdrawal Plan for making automatic monthly, quarterly, semiannual or annual withdrawals of $250 or more.

     CHECKWRITING PRIVILEGES. Shareholders of the Money Funds may redeem shares by writing checks of at least $100 against their account balance. Investments in the Money Funds will continue to earn dividends until a shareholder's check is presented to the Money Funds for payment. Checks will be returned by the Transfer Agent if there are insufficient shares to meet the withdrawal amount.

     You should not attempt to close an account by check because the exact balance at the time the check clears will not be known when the check is written. There is currently no charge to shareholders for checkwriting, but the Money Funds reserve the right to impose a charge in the future. The Money Funds may modify, suspend or terminate checkwriting privileges at any time upon notice to shareholders and will terminate checkwriting privileges without notice for accounts whose assets are exchanged completely out of the Money Funds. In addition, Boston Safe Deposit & Trust., as agent for the Transfer Agent in processing redemptions via the checkwriting privilege, reserves the right to terminate checkwriting privileges at any time without notice to you. Checkwriting privileges are not available for accounts subject to a CDSC.

     SAVEMYMONEY PROGRAM. Available to Common Class shareholders of certain Funds, SaveMyMoney-SM- is a low minimum, automatic investing program that makes it easy to build a mutual fund portfolio. For an initial investment of $250 along with a minimum $50 monthly investment, you can invest in Common Class shares. The SaveMyMoney Program will automatically transfer the monthly investment amount you designate from your bank account.

     RETIREMENT PLANS. Credit Suisse Warburg Pincus Funds offer a range of qualified retirement plans including Traditional, Educational and Roth IRAs, SEPs, SIMPLE plans and other pension and profit sharing plans. Semper Trust Company serves as custodian under these prototype retirement plans and charges an annual account maintenance fee of $15 per participant, regardless of the number of Funds selected. To transfer your IRA to Credit Suisse Warburg Pincus, use the IRA TRANSFER/DIRECT ROLLOVER FORM. If you are opening a new IRA, you will also need to complete the UNIVERSAL IRA APPLICATION. Please consult your tax professional concerning your IRA eligibility and tax situation. For more information you should write or telephone the Transfer Agent at 1-800-225-8011. For a more detailed explanation of the retirement plans offered by the Funds, see each Fund's Statement of Additional Information.

     TRANSFERS/GIFTS TO MINORS. Depending on state laws, you can set up a custodial account under the Uniform Transfers-to-Minors Act (UTMA) or the Uniform Gifts-to-Minors Act (UGMA). Please consult your tax professional about these types of accounts.

     Additional information concerning shareholder services is available by contacting the Funds at the address or telephone number listed on the last page of this Prospectus.

     THE FUNDS DO NOT PERMIT MARKET-TIMING. DO NOT INVEST IN THESE FUNDS IF YOU ARE A MARKET-TIMER. THE FUNDS RESERVE THE RIGHT TO IMPOSE SHORT-TERM REDEMPTION FEES TO DISCOURAGE MARKET-TIMING IN THE FUNDS.

                              DISTRIBUTION CHARGES

     Each Fund has adopted 12b-1 Plans pursuant to the rules of the 1940 Act. These plans allow each Fund to collect distribution and service fees for the sale and servicing of the individual classes of each Fund's shares. Since these fees are paid out of each Fund's assets on an on-going basis, over time these fees will increase the cost of your investment. These fees may cost you more than paying other types of sales charges. Effective as of August 1, 2000, the limitation on annual distribution and service fees for Class A shares of the Credit Suisse Warburg Pincus Blue Chip Fund, Credit Suisse Warburg Pincus Value Fund, Credit Suisse Warburg Pincus Small Company Value Fund, Credit Suisse Warburg Pincus Fixed Income II Fund and Credit Suisse Warburg Pincus Municipal Trust Fund was reduced from 0.30% to 0.25%. Effective as of the date of this Prospectus, the limitation on annual distribution and service fees for the Advisor Class of the Credit Suisse Warburg Pincus Value Fund has been reduced from 0.75% to 0.50%. The Funds do not pay any of the expenses for distributing Class D shares.

DISTRIBUTION AND SERVICE FEES:

     Distribution and service fees are used to pay the Distributor to promote the sale of shares and the servicing of accounts of each Fund.

     The expenses incurred by the Distributor under the 12b-1 Plans include the preparation, printing and distribution of prospectuses, sales brochures and other promotional materials sent to prospective shareholders. They also include purchasing radio, television, newspaper and other advertising and compensating the Distributor's employees or employees of the Distributor's affiliates for their distribution assistance.

     Distribution fees also allow the Distributor to compensate broker/dealers or other persons or entities for providing distribution assistance, as well as financial intermediaries for providing administrative and accounting services for their account holders. In addition to commissions and maintenance fees paid to broker/dealers the Distributor may from time to time pay additional compensation to broker/dealers in connection with the sale of shares. Such additional amounts may be utilized to provide additional compensation to registered representatives of such broker/dealers who sell shares of the Fund. On some occasions, such compensation will be conditioned on the sale of a specified minimum dollar amount of the shares of the Funds during a specific period of time. Such incentives may take the form of payment for meals, entertainment, or attendance at educational seminars and associated expenses such as travel and lodging. Such broker/dealers may elect to receive cash incentives of equivalent amounts in lieu of such payments.

                      DIVIDEND AND DISTRIBUTION INFORMATION

     Dividends are declared daily and paid monthly to shareholders of the Money Funds, the Credit Suisse Warburg Pincus Fixed Income II Fund, the Credit Suisse Warburg Pincus Municipal Trust Fund and the Credit Suisse Warburg Pincus High Income Fund from net investment income. Dividends are paid to shareholders of the Credit Suisse Warburg Pincus Value Fund quarterly, if net investment income has been earned, and to shareholders of the Credit Suisse Warburg Pincus Blue Chip Fund, the Credit Suisse Warburg Pincus Small Company Value Fund, the Credit Suisse Warburg Pincus Strategic Growth Fund, the Credit Suisse Warburg Pincus Technology Fund and the International Funds once a year. Capital gains earned in any of the Funds are normally distributed to shareholders once a year, shortly after the Funds' fiscal year end. For purposes of this calculation, net investment income consists of all accrued interest and dividend income on Fund assets less the Fund expenses applicable to that dividend period.

     For your convenience, dividends and capital gains are automatically reinvested in your Fund. If you ask us to pay the distributions in cash, the Fund will send you a check instead of purchasing more shares of your Fund. You will receive a confirmation that shows the payment amount and a summary of all transactions. Checks are normally mailed within five business days of the payment date.

                                      TAXES

     As with any investment, you should consider how your investment in the Funds will be taxed. If your account is not a tax-deferred retirement account, you should be aware of these tax consequences. For federal income tax purposes, a Fund's income and short-term capital gain distributions are taxed as ordinary income. Long-term capital gain distributions are taxed as long-term capital gains. Your distributions may also be subject to state and local income taxes. The distributions are taxable when they are paid, whether you receive them in cash or participate in the dividend reinvestment program. Each January, your Fund will mail you a form indicating the federal tax status of your dividend and capital gain distributions. For individuals, long-term capital gains are generally subject to a maximum tax rate of 20%. If you hold shares in a tax-deferred retirement account, your distributions will be taxed when you receive a distribution from your tax-deferred account.

     Distributions to shareholders of tax-exempt interest income earned by the Credit Suisse Warburg Pincus Municipal Trust Fund and the Credit Suisse Warburg Pincus Municipal Money Fund are not subject to federal income tax if, at the close of each quarter of each Fund's taxable year, at least 50% of the value of each Fund's total assets consists of tax-exempt obligations. Both Funds intend to meet this requirement. Because the Credit Suisse Warburg Pincus Municipal Trust Fund and Credit Suisse Warburg Pincus Municipal Money Fund can invest in taxable municipal bonds and other taxable securities as well as tax-exempt municipal bonds, the portion of their dividends exempt from or subject to regular federal income taxes cannot be predicted. In addition, these distributions may also be subject to state and local taxes.

     If you are subject to the AMT, you should be aware that a portion of the distributions out of tax-exempt interest earned by the Credit Suisse Warburg Pincus Municipal Trust Fund and the Credit Suisse Warburg Pincus Municipal Money Fund may be taxable.

     When you redeem your shares, the tax treatment of any gains or losses may be affected by the length of time for which you hold your shares.

     As a shareholder, you must provide your Fund with a correct taxpayer identification number (generally your Social Security number) and certify that you are not subject to backup withholding. If you fail to do so, the IRS can require your Fund to withhold 31% of your taxable distributions and redemptions. Federal law also requires your Fund to withhold 30% or the applicable tax treaty rate from dividends paid to certain non-resident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

     Please see the Statement of Additional Information for your Fund for more information on the tax consequences of your investment. You should also consult your own tax adviser for further information.

THE TAXPAYER RELIEF ACT OF 1997:

     The Taxpayer Relief Act of 1997 made certain changes to capital gains tax rates. Under this law, certain taxpayers will pay a lower tax rate when it comes to capital gains.

      The Fund will provide information relating to the portion of any Fund distribution that is eligible for the reduced capital gains tax rate.

                              FINANCIAL HIGHLIGHTS

       The financial highlights table is intended to help you understand your Fund's financial performance for the past 5 years (or, if shorter, the period of the Fund's operations.) Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the indicated Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, the Funds' independent auditors, whose unqualified reports, along with the Funds' financial statements, are included in the Statements of Additional Information, which are available upon request. Additional information about the performance of the Funds is contained in each Fund's annual report to shareholders, which may be obtained without charge. Prior to February 28, 1996, the Credit Suisse Warburg Pincus Capital Funds offered only a single class of shares. Accordingly, the data presented below with respect to Class A shares of the Credit Suisse Warburg Pincus Capital Funds for periods prior to such date have been obtained from the financial statements for the Credit Suisse Warburg Pincus Capital Funds' sole class of shares outstanding during such prior fiscal years. Also, Class R shares of the Fund are now designated Common Class.


                                                     NET ASSET       NET       NET REALIZED     TOTAL     DIVIDENDS
                                                       VALUE      INVESTMENT  AND UNREALIZED    FROM       FROM NET
                                                     BEGINNING      INCOME/   GAINS/(LOSSES)  INVESTMENT  INVESTMENT
                                                     OF PERIOD      (LOSS)    ON SECURITIES   OPERATIONS    INCOME
---------------------------------------------------------------------------------------------------------------------
CREDIT SUISSE WARBURG PINCUS BLUE CHIP FUND

CLASS A
Year Ended October 31, 2000 ......................      $21.27      $(0.04)*      $2.92         $2.88       $   --
Year Ended October 31, 1999 ......................       16.52       (0.03)*       5.04          5.01           --
Year Ended October 31, 1998 ......................       14.56       (0.00)*+      2.88          2.88        (0.02)
Year Ended October 31, 1997 ......................       12.69        0.03         3.07          3.10        (0.05)
Year Ended October 31, 1996 ......................       11.35        0.05         2.11          2.16        (0.04)

CLASS B
Year Ended October 31, 2000 ......................       20.75       (0.20)*       2.85          2.65           --
Year Ended October 31, 1999 ......................       16.25       (0.17)*       4.93          4.76           --
Year Ended October 31, 1998 ......................       14.41       (0.12)*       2.86          2.74           --
Year Ended October 31, 1997 ......................       12.63       (0.03)        3.02          2.99        (0.03)
Year Ended October 31, 1996+ .....................       11.88       (0.01)        0.76          0.75           --

CLASS C
Year Ended October 31, 2000++++ ..................       20.01       (0.17)*       1.95          1.78           --

CLASS D
Year Ended October 31, 2000 ......................       21.27        0.02*        2.92          2.94           --
Year Ended October 31, 1999++ ....................       20.29        0.01*        0.97          0.98           --

COMMON CLASS
Year Ended October 31, 2000++++++ ................       22.55       (0.02)*       0.02         --              --

-----------------------------------------------------------------------------------------------------------------------
CREDIT SUISSE WARBURG PINCUS VALUE FUND

CLASS A
Year Ended October 31, 2000 ......................      $23.49       $0.16*       $0.16         $0.32       $(0.12)
Year Ended October 31, 1999 ......................       22.60        0.12*        2.87          2.99        (0.09)
Year Ended October 31, 1998 ......................       20.09        0.20*        3.51          3.71        (0.17)
Year Ended October 31, 1997 ......................       17.18        0.21         4.59          4.80        (0.21)
Year Ended October 31, 1996 ......................       14.57        0.27         2.93          3.20        (0.24)

CLASS B
Year Ended October 31, 2000 ......................       23.37          --*+       0.38          0.38           --
Year Ended October 31, 1999 ......................       22.55       (0.04)*       2.88          2.84        (0.01)
Year Ended October 31, 1998 ......................       20.06        0.04*        3.50          3.54        (0.02)
Year Ended October 31, 1997 ......................       17.15        0.08         4.58          4.66        (0.07)
Year Ended October 31, 1996+ .....................       16.05        0.14         1.11          1.25        (0.15)

CLASS C
Year Ended October 31, 2000++++ ..................       20.87       (0.01)*       3.50          3.49        (0.03)

CLASS D
Year Ended October 31, 2000 ......................       23.50        0.23*        0.04          0.27        (0.18)
Year Ended October 31, 1999+++ ...................       23.73        0.10*       (0.26)        (0.16)       (0.07)

COMMON CLASS
Year Ended October 31, 2000+++++ .................       22.44        0.02*        2.13          2.15        (0.04)


                                       60



                                                    DISTRIBUTIONS
                                                        FROM                       NET ASSET
                                                       CAPITAL       TOTAL           VALUE       TOTAL
                                                        GAINS     DISTRIBUTIONS  END OF PERIOD  RETURN**
------------------------------------------------------------------------------------------------------------------
CREDIT SUISSE WARBURG PINCUS BLUE CHIP FUND

CLASS A
Year Ended October 31, 2000 ......................      $(1.61)     $(1.61)           $22.54     14.39%
Year Ended October 31, 1999 ......................       (0.26)      (0.26)            21.27     30.77
Year Ended October 31, 1998 ......................       (0.90)      (0.92)            16.52     21.00
Year Ended October 31, 1997 ......................       (1.18)      (1.23)            14.56     26.48
Year Ended October 31, 1996 ......................       (0.78)      (0.82)            12.69     20.32

CLASS B
Year Ended October 31, 2000 ......................       (1.61)      (1.61)            21.79     13.58
Year Ended October 31, 1999 ......................       (0.26)      (0.26)            20.75     29.73
Year Ended October 31, 1998 ......................       (0.90)      (0.90)            16.25     20.20
Year Ended October 31, 1997 ......................       (1.18)      (1.21)            14.41     25.66
Year Ended October 31, 1996+ .....................          --          --             12.63      6.40

CLASS C
Year Ended October 31, 2000++++ ..................          --          --             21.79      8.90

CLASS D
Year Ended October 31, 2000 ......................       (1.61)      (1.61)            22.60     14.69
Year Ended October 31, 1999++ ....................          --          --             21.27      4.83

COMMON CLASS
Year Ended October 31, 2000++++++ ................          --          --             22.55      0.00

------------------------------------------------------------------------------------------------------------------
CREDIT SUISSE WARBURG PINCUS VALUE FUND

CLASS A
Year Ended October 31, 2000 ......................      $(0.69)     $(0.81)           $24.62      8.44%
Year Ended October 31, 1999 ......................       (2.01)      (2.10)            23.49     14.37
Year Ended October 31, 1998 ......................       (1.03)      (1.20)            22.60     19.14
Year Ended October 31, 1997 ......................       (1.68)      (1.89)            20.09     30.53
Year Ended October 31, 1996 ......................       (0.35)      (0.59)            17.18     22.60

CLASS B
Year Ended October 31, 2000 ......................       (0.69)      (0.69)            24.44      7.66
Year Ended October 31, 1999 ......................       (2.01)      (2.02)            23.37     13.66
Year Ended October 31, 1998                              (1.03)      (1.05)            22.55     18.29
Year Ended October 31, 1997 ......................       (1.68)      (1.75)            20.06     29.59
Year Ended October 31, 1996+ .....................          --       (0.15)            17.15      7.67

CLASS C
Year Ended October 31, 2000++++ ..................          --       (0.03)            24.39     17.02

CLASS D
Year Ended October 31, 2000 ......................       (0.69)      (0.87)            24.64      8.75
Year Ended October 31, 1999+++ ...................          --       (0.07)            23.50     (0.67)

COMMON CLASS
Year Ended October 31, 2000+++++ .................          --       (0.04)            24.63      9.96



                                                    NET ASSETS       RATIO OF         RATIO OF NET
                                                      END OF         EXPENSES      INVESTMENT INCOME    PORTFOLIO
                                                      PERIOD        TO AVERAGE     (LOSS) TO AVERAGE    TURNOVER
                                                  (000 OMITTED)    NET ASSETS(2)     NET ASSETS(2)        RATE
-----------------------------------------------------------------------------------------------------------------
CREDIT SUISSE WARBURG PINCUS BLUE CHIP FUND

CLASS A
Year Ended October 31, 2000 ......................  $159,945           1.14%            (0.19)%           26.0%
Year Ended October 31, 1999 ......................   135,677           1.23             (0.16)            34.7
Year Ended October 31, 1998 ......................    97,078           1.29             (0.02)            21.0
Year Ended October 31, 1997 ......................    82,926           1.36              0.21             41.1
Year Ended October 31, 1996 ......................    68,096           1.48              0.47             60.6

CLASS B
Year Ended October 31, 2000 ......................    50,233           1.85             (0.91)            26.0
Year Ended October 31, 1999 ......................    32,783           1.93             (0.86)            34.7
Year Ended October 31, 1998 ......................    17,438           1.99             (0.72)            21.0
Year Ended October 31, 1997 ......................    10,378           2.06             (0.51)            41.1
Year Ended October 31, 1996+ .....................     3,177           2.17(1)          (0.34)(1)         60.6

CLASS C
Year Ended October 31, 2000++++ ..................     4,412           1.32             (0.91)            26.0

CLASS D
Year Ended October 31, 2000 ......................    23,029           0.85              0.07             26.0
Year Ended October 31, 1999++ ....................     4,839           1.17(1)           0.07(1)          34.7

COMMON CLASS
Year Ended October 31, 2000++++++ ................     1,002           0.27             (0.11)            26.0

------------------------------------------------------------------------------------------------------------------
CREDIT SUISSE WARBURG PINCUS VALUE FUND

CLASS A
Year Ended October 31, 2000 ......................  $162,871           1.08%             0.71%            55.4%
Year Ended October 31, 1999 ......................   174,213           1.11              0.52             24.5
Year Ended October 31, 1998 ......................   163,936           1.13              0.92             32.7
Year Ended October 31, 1997 ......................   145,586           1.22              1.15             19.8
Year Ended October 31, 1996 ......................   113,803           1.36              1.68             44.0

CLASS B
Year Ended October 31, 2000 ......................    41,194           1.80             (0.01)            55.4
Year Ended October 31, 1999 ......................    41,144           1.81             (0.18)            24.5
Year Ended October 31, 1998 ......................    33,325           1.83              0.22             32.7
Year Ended October 31, 1997 ......................    19,664           1.92              0.39             19.8
Year Ended October 31, 1996+ .....................     6,545           1.99(1)           1.06(1)          44.0

CLASS C
Year Ended October 31, 2000++++ ..................       496           1.28             (0.03)            55.4

CLASS D
Year Ended October 31, 2000 ......................    46,708           0.80              1.00             55.4
Year Ended October 31, 1999+++ ...................    48,152           0.97(1)           0.99(1)          24.5

COMMON CLASS
Year Ended October 31, 2000+++++ .................        96           0.43              0.07             55.4

                                                    NET ASSET        NET          NET REALIZED         TOTAL        DIVIDENDS
                                                      VALUE      INVESTMENT      AND UNREALIZED        FROM         FROM NET
                                                    BEGINNING      INCOME/       GAINS/(LOSSES)     INVESTMENT     INVESTMENT
                                                    OF PERIOD      (LOSS)        ON SECURITIES      OPERATIONS       INCOME
------------------------------------------------------------------------------------------------------------------------------
CREDIT SUISSE WARBURG PINCUS SMALL COMPANY VALUE FUND
CLASS A
Year Ended October 31, 2000 ......................      $20.52      $ 0.06*            $4.05              $4.11        $(0.04)
Year Ended October 31, 1999 ......................       19.54        0.06*             1.01               1.07         (0.07)
Year Ended October 31, 1998 ......................       23.34        0.07*            (2.55)             (2.48)        (0.06)
Year Ended October 31, 1997 ......................       18.41        0.07              5.66               5.73         (0.08)
Year Ended October 31, 1996 ......................       16.61        0.09              2.16               2.25         (0.04)
CLASS B
Year Ended October 31, 2000 ......................       20.13       (0.09)*            3.96               3.87            --
Year Ended October 31, 1999 ......................       19.23       (0.14)*            1.06               0.92            --
Year Ended October 31, 1998 ......................       23.12       (0.09)*           (2.55)             (2.64)           --
Year Ended October 31, 1997 ......................       18.34       (0.02)             5.57               5.55         (0.05)
Year Ended October 31, 1996+ .....................       17.41       (0.02)             0.95               0.93            --
CLASS C
Year Ended October 31, 2000++++ ..................       17.96       (0.07)*            4.05               3.98            --
COMMON CLASS
Year Ended October 31, 2000+++++ .................       21.35        0.02*             1.25               1.27            --
------------------------------------------------------------------------------------------------------------------------------
CREDIT SUISSE WARBURG PINCUS STRATEGIC GROWTH FUND
COMMON CLASS
Year Ended October 31, 2000++++++ ................      $10.00      $(0.05)*           $0.99              $0.94         $   --
CLASS A
Year Ended October 31, 2000+++++++ ...............       11.07       (0.02)*           (0.12)             (0.14)            --
CLASS B
Year Ended October 31, 2000+++++++ ...............       11.07       (0.04)*           (0.10)             (0.14)            --
CLASS C
Year Ended October 31, 2000+++++++ ...............       11.07       (0.04)*           (0.10)             (0.14)            --
------------------------------------------------------------------------------------------------------------------------------
CREDIT SUISSE WARBURG PINCUS TECHNOLOGY FUND
COMMON CLASS
Year Ended October 31, 2000++++++ ................     $10.00       $(0.14)*           $2.93              $2.79         $   --
CLASS A
Year Ended October 31, 2000+++++++ ...............      13.30        (0.04)*           (0.47)             (0.51)            --
CLASS B
Year Ended October 31, 2000+++++++ ...............      13.30        (0.07)*           (0.46)             (0.53)            --
CLASS C
Year Ended October 31, 2000+++++++ ...............      13.30        (0.06)*           (0.47)             (0.53)            --
CLASS D
Year Ended October 31, 2000++++++++ ..............      15.79        (0.02)*           (2.98)             (3.00)            --


                                       62

                                                  DISTRIBUTIONS
                                                     FROM                         NET ASSET
                                                    CAPITAL        TOTAL            VALUE            TOTAL
                                                     GAINS     DISTRIBUTIONS    END OF PERIOD       RETURN**
--------------------------------------------------------------------------------------------------------------
CREDIT SUISSE WARBURG PINCUS SMALL COMPANY VALUE FUND
CLASS A
Year Ended October 31, 2000 ......................     ($2.05)      ($2.09)          $22.54          21.69%
Year Ended October 31, 1999 ......................      (0.02)       (0.09)           20.52           5.47
Year Ended October 31, 1998 ......................      (1.26)       (1.32)           19.54         (11.20)
Year Ended October 31, 1997 ......................      (0.72)       (0.80)           23.34          32.48
Year Ended October 31, 1996 ......................      (0.41)       (0.45)           18.41          13.80
CLASS B
Year Ended October 31, 2000 ......................      (2.05)       (2.05)           21.95          20.80
Year Ended October 31, 1999 ......................      (0.02)       (0.02)           20.13           4.75
Year Ended October 31, 1998 ......................      (1.25)       (1.25)           19.23         (11.98)
Year Ended October 31, 1997 ......................      (0.72)       (0.77)           23.12          31.55
Year Ended October 31, 1996+ .....................         --           --            18.34           5.28
CLASS C
Year Ended October 31, 2000++++ ..................         --           --            21.94          22.16
COMMON CLASS
Year Ended October 31, 2000+++++ .................         --           --            22.62           5.95
--------------------------------------------------------------------------------------------------------------
CREDIT SUISSE WARBURG PINCUS STRATEGIC GROWTH FUND
COMMON CLASS
Year Ended October 31, 2000++++++ ................     $   --       $   --           $10.94           9.40%
CLASS A
Year Ended October 31, 2000+++++++ ...............         --           --            10.93          (1.26)
CLASS B
Year Ended October 31, 2000+++++++ ...............         --           --            10.93          (1.26)
CLASS C
Year Ended October 31, 2000+++++++ ...............         --           --            10.93          (1.26)
--------------------------------------------------------------------------------------------------------------
CREDIT SUISSE WARBURG PINCUS TECHNOLOGY FUND
COMMON CLASS
Year Ended October 31, 2000++++++ ................     $   --       $   --           $12.79          27.90%
CLASS A
Year Ended October 31, 2000+++++++ ...............         --           --            12.79          (3.83)
CLASS B
Year Ended October 31, 2000+++++++ ...............         --           --            12.77          (3.98)
CLASS C
Year Ended October 31, 2000+++++++ ...............         --           --            12.77          (3.98)
CLASS D
Year Ended October 31, 2000++++++++ ..............         --           --            12.79         (19.00)


                                                  NET ASSETS     RATIO OF        RATIO OF NET
                                                    END OF       EXPENSES     INVESTMENT INCOME     PORTFOLIO
                                                    PERIOD      TO AVERAGE    (LOSS) TO AVERAGE     TURNOVER
                                                 (000 OMITTED) NET ASSETS(2)     NET ASSETS(2)        RATE
---------------------------------------------------------------------------------------------------------------
CREDIT SUISSE WARBURG PINCUS SMALL COMPANY VALUE FUND
CLASS A
Year Ended October 31, 2000 ......................    $188,501      1.39%              0.28%           41.6%
Year Ended October 31, 1999 ......................     188,192      1.37               0.33            29.6
Year Ended October 31, 1998 ......................     237,873      1.29               0.30            41.5
Year Ended October 31, 1997 ......................     283,001      1.35               0.37            21.1
Year Ended October 31, 1996 ......................     227,716      1.47               0.48            35.1
CLASS B
Year Ended October 31, 2000 ......................      17,255      2.10              (0.43)           41.6
Year Ended October 31, 1999 ......................      19,257      2.07              (0.71)           29.6
Year Ended October 31, 1998 ......................      22,284      1.99              (0.40)           41.5
Year Ended October 31, 1997 ......................      18,395      2.05              (0.32)           21.1
Year Ended October 31, 1996+ .....................       6,305      2.15(1)           (0.34)(1)        35.1
CLASS C
Year Ended October 31, 2000++++ ..................         220      1.42              (0.33)           41.6
COMMON CLASS
Year Ended October 31, 2000+++++ .................         105      0.34               0.09            41.6
----------------------------------------------------------------------------------------------------------------
CREDIT SUISSE WARBURG PINCUS STRATEGIC GROWTH FUND
COMMON CLASS
Year Ended October 31, 2000++++++ ................      $8,263      1.13%             (0.43)%          21.4%
CLASS A
Year Ended October 31, 2000+++++++ ...............         100      0.30              (0.17)           21.4
CLASS B
Year Ended October 31, 2000+++++++ ...............         359      0.48              (0.34)           21.4
CLASS C
Year Ended October 31, 2000+++++++ ...............          38      0.48              (0.35)           21.4
----------------------------------------------------------------------------------------------------------------
CREDIT SUISSE WARBURG PINCUS TECHNOLOGY FUND
COMMON CLASS
Year Ended October 31, 2000++++++ ................     $28,726      1.31%             (1.03)%          14.2%
CLASS A
Year Ended October 31, 2000+++++++ ...............       2,913      0.35              (0.29)           14.2
CLASS B
Year Ended October 31, 2000+++++++ ...............       1,277      0.53              (0.47)           14.2
CLASS C
Year Ended October 31, 2000+++++++ ...............         479      0.54              (0.48)           14.2
CLASS D
Year Ended October 31, 2000++++++++ ..............       3,292      0.18              (0.15)           14.2


                                                    NET ASSET       NET      NET REALIZED     TOTAL      DIVIDENDS
                                                      VALUE      INVESTMENT AND UNREALIZED    FROM        FROM NET
                                                    BEGINNING     INCOME/   GAINS/(LOSSES)  INVESTMENT   INVESTMENT
                                                    OF PERIOD      (LOSS)   ON SECURITIES   OPERATIONS     INCOME
--------------------------------------------------------------------------------------------------------------------
CREDIT SUISSE WARBURG PINCUS FIXED INCOME II FUND
CLASS A
Year Ended October 31, 2000 .....................   $    9.83   $    0.52   $   (0.02)   $    0.50    $   (0.52)
Year Ended October 31, 1999 .....................       10.46        0.50       (0.53)       (0.03)       (0.50)
Year Ended October 31, 1998 .....................       10.16        0.53        0.30         0.83        (0.53)
Year Ended October 31, 1997 .....................       10.07        0.58        0.09         0.67        (0.58)
Year Ended October 31. 1996 .....................       10.22        0.58       (0.15)        0.43        (0.58)

CLASS B
Year Ended October 31, 2000 .....................        9.83        0.45       (0.02)        0.43        (0.45)
Year Ended October 31, 1999 .....................       10.46        0.43       (0.53)       (0.10)       (0.43)
Year Ended October 31, 1998 .....................       10.16        0.46        0.30         0.76        (0.46)
Year Ended October 31, 1997 .....................       10.07        0.50        0.09         0.59        (0.50)
Year Ended October 31, 1996+ ....................       10.22        0.34       (0.15)        0.19        (0.34)

CLASS C
Year Ended October 31, 2000++++ .................        9.69        0.25        0.12         0.37        (0.25)

CLASS D
Year Ended October 31, 2000 .....................        9.83        0.55       (0.02)        0.53        (0.55)
Year Ended October 31, 1999+++ ..................       10.09        0.26       (0.26)        --          (0.26)

COMMON CLASS
Year Ended October 31, 2000+++++ ................        9.71        0.14        0.10         0.24        (0.14)

+ For the period February 28, 1996 (commencement of offering of Class B shares) to October 31, 1996.

++ For the period May 13, 1999 (commencement of offering of Class D shares) to October 31, 1999.

+++ For the period April 30, 1999 (commencement of offering of Class D shares) to October 31, 1999.

++++ For the period February 28, 2000 (commencement of offering of Class C shares) to October 31, 2000.

+++++ For the period August 1, 2000 (commencement of offering of Common Class shares by all Funds except Credit Suisse Warburg Pincus Strategic
         Growth Fund and Credit Suisse Warburg Pincus Technology Fund) to
         October 31, 2000.

++++++   For the period November 18, 1999 (commencement of operations) to
         October 31, 2000.

+++++++  For the period August 1, 2000 (the commencement of offering of Class A,
         Class B and Class C shares by the Credit Suisse Warburg Pincus
         Strategic Growth Fund and Credit Suisse Warburg Pincus Technology Fund) to October 31, 2000.

++++++++ For the period September 1, 2000 (the commencement of offering of Class
         D shares) to October 31, 2000.

*        Based on average shares outstanding.

** Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestments of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. An initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.


                                       64


                                                   DISTRIBUTIONS
                                                       FROM                      NET ASSET
                                                      CAPITAL       TOTAL          VALUE       TOTAL
                                                       GAINS    DISTRIBUTIONS  END OF PERIOD  RETURN**
--------------------------------------------------------------------------------------------------------------------
CREDIT SUISSE WARBURG PINCUS FIXED INCOME II FUND

CLASS A
Year Ended October 31, 2000 .....................   $    --     $   (0.52)      $    9.81        5.31%
Year Ended October 31, 1999 .....................     (0.10)        (0.60)           9.83       (0.26)
Year Ended October 31, 1998 .....................        --         (0.53)          10.46        8.46
Year Ended October 31, 1997 .....................        --         (0.58)          10.16        6.84
Year Ended October 31. 1996 .....................        --         (0.58)          10.07        4.34

CLASS B
Year Ended October 31, 2000 .....................        --         (0.45)           9.81        4.57
Year Ended October 31, 1999 .....................     (0.10)        (0.53)           9.83       (0.97)
Year Ended October 31, 1998 .....................        --         (0.46)          10.46        7.71
Year Ended October 31, 1997 .....................        --         (0.50)          10.16        6.10
Year Ended October 31, 1996+ ....................        --         (0.34)          10.07        2.23

CLASS C
Year Ended October 31, 2000++++ .................        --         (0.25)           9.81        3.86

CLASS D
Year Ended October 31, 2000 .....................        --         (0.55)           9.81        5.62
Year Ended October 31, 1999+++ ..................        --         (0.26)           9.83        0.04

COMMON CLASS
Year Ended October 31, 2000+++++ ................        --         (0.14)           9.81        2.44



                                                  NET ASSETS     RATIO OF        RATIO OF NET
                                                    END OF       EXPENSES     INVESTMENT INCOME     PORTFOLIO
                                                    PERIOD      TO AVERAGE    (LOSS) TO AVERAGE     TURNOVER
                                                 (000 OMITTED) NET ASSETS(2)     NET ASSETS(2)        RATE
---------------------------------------------------------------------------------------------------------------
CREDIT SUISSE WARBURG PINCUS FIXED INCOME II FUND

CLASS A
Year Ended October 31, 2000 .....................   $ 34,951        0.99%            5.38%            84.2%
Year Ended October 31, 1999 .....................     43,060        1.00             4.91             84.3
Year Ended October 31, 1998 .....................     47,834        1.00             5.24            114.0
Year Ended October 31, 1997 .....................     54,755        1.00             5.74            119.3
Year Ended October 31. 1996 .....................     56,388        1.00             5.72             90.2

CLASS B
Year Ended October 31, 2000 .....................      3,256        1.70             4.67             84.2
Year Ended October 31, 1999 .....................      4,471        1.70             4.21             84.3
Year Ended October 31, 1998 .....................      5,849        1.70             4.50            114.0
Year Ended October 31, 1997 .....................      3,375        1.70             4.99            119.3
Year Ended October 31, 1996+ ....................      1,629        1.70(1)          5.03(1)          90.2

CLASS C
Year Ended October 31, 2000++++ .................          0(3)     1.70(1)           4.08(1)         84.2

CLASS D
Year Ended October 31, 2000 .....................     95,471        0.70             5.67             84.2
Year Ended October 31, 1999+++ ..................    116,424        0.70(1)          6.30(1)          84.3

COMMON CLASS
Year Ended October 31, 2000+++++ ................         22        0.99(1)          6.51(1)          84.2


+        Rounds to less than $0.01.

(1)      Annualized

(2)      See footnote (3) on page 70.

(3)      Amount rounds to less than $1,000.

                                                                        NET REALIZED
                                              NET ASSET      NET            AND                            TOTAL        DIVIDENDS
                                                VALUE     INVESTMENT     UNREALIZED      CONTRIBUTION       FROM         FROM NET
                                              BEGINNING    INCOME/     GAINS/(LOSSES)        FROM        INVESTMENT     INVESTMENT
                                              OF PERIOD     (LOSS)     ON SECURITIES     SUB-ADVISER     OPERATIONS       INCOME
-----------------------------------------------------------------------------------------------------------------------------------
CREDIT SUISSE WARBURG PINCUS MUNICIPAL TRUST FUND

CLASS A
Year Ended October 31, 2000 ................     $10.05      $0.39            $0.12           $--         $0.51        $(0.39)
Year Ended October 31, 1999 ................      10.53       0.38            (0.48)           --         (0.10)        (0.38)
Year Ended October 31, 1998 ................      10.29       0.38             0.24            --          0.62         (0.38)
Year Ended October 31, 1997 ................      10.01       0.45             0.28            --          0.73         (0.45)
Year Ended October 31, 1996 ................      10.06       0.43            (0.05)           --          0.38         (0.43)

CLASS B
Year Ended October 31, 2000 ................      10.05       0.32             0.12            --          0.44         (0.32)
Year Ended October 31, 1999 ................      10.53       0.31            (0.48)           --         (0.17)        (0.31)
Year Ended October 31, 1998 ................      10.29       0.32             0.24            --          0.56         (0.32)
Year Ended October 31, 1997 ................      10.01       0.37             0.28            --          0.65         (0.37)
Year Ended October 31, 1996+ ...............      10.12       0.25            (0.11)           --          0.14         (0.25)

CLASS C
Year Ended October 31, 2000++++ ............       9.88       0.19             0.17            --          0.36         (0.19)

COMMON CLASS
Year Ended October 31, 2000+++++ ...........      10.04       0.10             0.05            --          0.15         (0.10)
-----------------------------------------------------------------------------------------------------------------------------------
CREDIT SUISSE WARBURG PINCUS INTERNATIONAL EQUITY II FUND

CLASS A
Year Ended October 31, 2000 ................     $14.00     $(0.06)*         $(0.11)          $--        $(0.17)       $   --
Year Ended October 31, 1999 ................      12.20      (0.06)*           2.56            --          2.50            --
Year Ended October 31, 1998 ................      11.42      (0.06)*           0.99            --          0.93          (0.06)
Year Ended October 31, 1997 ................      10.38      (0.07)*           1.11            --          1.04            --
Year Ended October 31, 1996 ................       9.58      (0.04)*           0.84            --          0.80            --

CLASS B
Year Ended October 31, 2000 ................      13.63      (0.16)*          (0.12)           --         (0.28)           --
Year Ended October 31, 1999 ................      11.98      (0.15)*           2.50            --          2.35            --
Year Ended October 31, 1998 ................      11.24      (0.15)*           0.98            --          0.83            --
Year Ended October 31, 1997 ................      10.29      (0.15)*           1.10            --          0.95            --
Year Ended October 31, 1996 ................       9.57      (0.13)*           0.85            --          0.72            --

CLASS C
Year Ended October 31, 2000++++ ............      13.35      (0.24)*          (1.52)           --         (1.76)           --

CLASS D
Year Ended October 31, 2000 ................      14.02       0.02*           (0.17)           --         (0.15)           --
Year Ended October 31, 1999+++ .............      12.69      (0.14)*           1.47            --          1.33            --

COMMON CLASS
Year Ended October 31, 2000+++++ ...........      13.05      (0.11)*          (0.89)           --         (1.00)           --


                                       66


                                          DISTRIBUTIONS          TAX                                   NET ASSET
                                              FROM              RETURN                                   VALUE
                                             CAPITAL              OF            TOTAL                   END OF              TOTAL
                                              GAINS             CAPITAL      DISTRIBUTIONS              PERIOD            RETURN(2)
-----------------------------------------------------------------------------------------------------------------------------------
CREDIT SUISSE WARBURG PINCUS MUNICIPAL TRUST FUND

CLASS A
Year Ended October 31, 2000 ............   $  (0.08)     $          --     $         (0.47)   $         10.09              5.20%
Year Ended October 31, 1999 ............         --                 --               (0.38)             10.05             (1.02)
Year Ended October 31, 1998 ............         --                 --               (0.38)             10.53              6.28
Year Ended October 31, 1997 ............         --                 --               (0.45)             10.29              7.37
Year Ended October 31, 1996 ............         --                 --               (0.43)             10.01              3.83

CLASS B
Year Ended October 31, 2000 ............      (0.08)                --               (0.40)             10.09              4.45
Year Ended October 31, 1999 ............         --                 --               (0.31)             10.05             (1.71)
Year Ended October 31, 1998 ............         --                 --               (0.32)             10.53              5.54
Year Ended October 31, 1997 ............         --                 --               (0.37)             10.29              6.62
Year Ended October 31, 1996+ ...........         --                 --               (0.25)             10.01              1.42

CLASS C
Year Ended October 31, 2000++++ ........         --                 --               (0.19)             10.05              3.65

COMMON CLASS
Year Ended October 31, 2000+++++ .......         --                 --               (0.10)             10.09              1.46
-----------------------------------------------------------------------------------------------------------------------------------
CREDIT SUISSE WARBURG PINCUS INTERNATIONAL EQUITY II FUND

CLASS A
Year Ended October 31, 2000 ............   $    (1.78)   $          --     $         (1.78)   $         12.05             (1.87)%
Year Ended October 31, 1999 ............        (0.70)              --               (0.70)             14.00             21.76
Year Ended October 31, 1998 ............        (0.09)              --               (0.15)             12.20              8.20
Year Ended October 31, 1997 ............           --               --                  --              11.42             10.02
Year Ended October 31, 1996 ............           --               --                  --              10.38              8.35

CLASS B
Year Ended October 31, 2000 ............        (1.78)              --               (1.78)             11.57             (2.84)
Year Ended October 31, 1999 ............        (0.70)              --               (0.70)             13.63             20.86
Year Ended October 31, 1998 ............        (0.09)              --               (0.09)             11.98              7.43
Year Ended October 31, 1997 ............           --               --                  --              11.24              9.23
Year Ended October 31, 1996 ............           --               --                  --              10.29              7.52

CLASS C
Year Ended October 31, 2000++++ ........           --               --                  --              11.59            (13.18)

CLASS D
Year Ended October 31, 2000 ............        (1.78)              --               (1.78)             12.09             (1.70)
Year Ended October 31, 1999+++ .........           --               --                  --              14.02             10.48

COMMON CLASS
Year Ended October 31, 2000+++++ .......           --               --                  --              12.05             (7.66)


                                                                          RATIO OF               RATIO OF
                                                   NET ASSETS           EXPENSES TO           NET INVESTMENT
                                                     END OF               AVERAGE             INCOME (LOSS)             PORTFOLIO
                                                     PERIOD                 NET                 TO AVERAGE               TURNOVER
                                                  (000 OMITTED)           ASSETS(3)             NET ASSETS(3)              RATE
-----------------------------------------------------------------------------------------------------------------------------------
CREDIT SUISSE WARBURG PINCUS MUNICIPAL TRUST FUND
CLASS A
Year Ended October 31, 2000 ................          $22,565                0.99%                     3.92%                 17.7%
Year Ended October 31, 1999 ................           29,912                1.00                      3.65                  76.5
Year Ended October 31, 1998 ................           44,306                1.00                      3.78                  51.5
Year Ended October 31, 1997 ................           35,878                0.70                      4.38                  84.3
Year Ended October 31, 1996 ................           38,794                0.80                      4.26                  79.3

CLASS B
Year Ended October 31, 2000 ................            1,082                1.70                      3.21                  17.7
Year Ended October 31, 1999 ................            1,044                1.70                      2.94                  76.5
Year Ended October 31, 1998 ................            1,430                1.70                      3.04                  51.5
Year Ended October 31, 1997 ................              546                1.40                      3.66                  84.3
Year Ended October 31, 1996+ ...............              489                1.23(1)                   3.81(1)               79.3

CLASS C
Year Ended October 31, 2000++++ ............                0(4)             1.70(1)                   2.91(1)               17.7

COMMON CLASS
Year Ended October 31, 2000+++++ ...........               26                0.99(1)                   4.01(1)               17.7
-----------------------------------------------------------------------------------------------------------------------------------
CREDIT SUISSE WARBURG PINCUS INTERNATIONAL EQUITY II FUND

CLASS A
Year Ended October 31, 2000 ................          $52,966                2.03%                   (0.45)%                 45.2%
Year Ended October 31, 1999 ................           48,181                2.15                    (0.44)                  82.0
Year Ended October 31, 1998 ................           44,286                2.15                    (0.49)                  69.7
Year Ended October 31, 1997 ................           44,316                2.15                    (0.59)                  73.9
Year Ended October 31, 1996 ................           42,170                2.15                    (0.39)                  94.1

CLASS B
Year Ended October 31, 2000 ................            5,089                2.78                    (1.22)                  45.2
Year Ended October 31, 1999 ................            5,527                2.90                    (1.18)                  82.0
Year Ended October 31, 1998 ................            6,133                2.90                    (1.24)                  69.7
Year Ended October 31, 1997 ................            6,821                2.90                    (1.32)                  73.9
Year Ended October 31, 1996 ................            4,955                2.90                    (1.25)                  94.1

CLASS C
Year Ended October 31, 2000++++ ............              141                2.59                    (1.81)                  45.2

CLASS D
Year Ended October 31, 2000 ................            4,738                1.50                     0.18                   45.2
Year Ended October 31, 1999+++ .............            1,586                1.90(1)                 (1.14)(1)               82.0

COMMON CLASS
Year Ended October 31, 2000+++++ ...........              138                1.63                    (0.87)                  45.2

                                                                           NET REALIZED
                                                 NET ASSET       NET            AND                            TOTAL      DIVIDENDS
                                                   VALUE     INVESTMENT     UNREALIZED     CONTRIBUTION        FROM       FROM NET
                                                 BEGINNING     INCOME/    GAINS/(LOSSES)       FROM         INVESTMENT   INVESTMENT
                                                 OF PERIOD     (LOSS)      ON SECURITIES   SUB-ADVISER      OPERATIONS     INCOME
-----------------------------------------------------------------------------------------------------------------------------------
CREDIT SUISSE WARBURG PINCUS DEVELOPING MARKETS FUND

CLASS A
Year Ended October 31, 2000 ..................     $9.95       $ (0.08)*       $(1.28)       $   --         $(1.36)   $     --
Year Ended October 31, 1999 ..................      7.14          0.03*          2.58          0.23           2.84       (0.01)
Year Ended October 31, 1998 ..................      9.52          0.02*         (2.40)           --          (2.38)         --
Year Ended October 31, 1997 ..................      9.96         (0.02)*        (0.40)           --          (0.42)         --
Year Ended October 31, 1996 ..................      9.53         (0.01)*         0.44            --           0.43          --

CLASS B
Year Ended October 31, 2000 ..................      9.66         (0.16)*        (1.22)           --          (1.38)         --
Year Ended October 31, 1999 ..................      6.96         (0.03)*         2.50          0.23           2.70          --
Year Ended October 31, 1998 ..................      9.36         (0.04)*        (2.36)           --          (2.40)         --
Year Ended October 31, 1997 ..................      9.86         (0.19)*        (0.29)           --          (0.48)         --
Year Ended October 31, 1996 ..................      9.52         (0.08)*         0.42            --           0.34          --

CLASS C
Year Ended October 31, 2000++++ ..............     12.35         (0.28)*        (3.81)           --          (4.09)         --

COMMON CLASS
Year Ended October 31, 2000+++++ .............     10.54         (0.19)*        (1.76)           --          (1.95)         --
-----------------------------------------------------------------------------------------------------------------------------------
CREDIT SUISSE WARBURG PINCUS MUNICIPAL MONEY FUND
Year Ended October 31, 2000 ................. .    $1.00         $0.032       $   --         $   --          $0.032     $(0.032)
Year Ended October 31, 1999 ..................      1.00          0.023           --             --           0.023      (0.023)
Year Ended October 31, 1998 ..................      1.00          0.027           --             --           0.027      (0.027)
Year Ended October 31, 1997** ................      1.00          0.020           --             --           0.020      (0.020)
-----------------------------------------------------------------------------------------------------------------------------------
CREDIT SUISSE WARBURG PINCUS U.S. GOVERNMENT MONEY FUND
Year Ended October 31, 2000 ..................     $1.00         $0.053       $   --         $   --          $0.053     $(0.053)
Year Ended October 31, 1999 ..................      1.00          0.042           --             --           0.042      (0.042)
Year Ended October 31, 1998 ..................      1.00          0.047           --             --           0.047      (0.047)
Year Ended October 31, 1997** ................      1.00          0.032           --             --           0.032      (0.032)


                                       68



                                              DISTRIBUTIONS           TAX                                NET ASSET
                                                   FROM             RETURN                                 VALUE
                                                 CAPITAL              OF                TOTAL              END OF           TOTAL
                                                  GAINS             CAPITAL         DISTRIBUTIONS          PERIOD          RETURN(2)
------------------------------------------------------------------------------------------------------------------------------------
CREDIT SUISSE WARBURG PINCUS DEVELOPING MARKETS FUND

CLASS A
Year Ended October 31, 2000 ..................  $   --           $   --            $      --              $8.59        (13.67)%
Year Ended October 31, 1999 ..................      --            (0.02)               (0.03)              9.95         39.82
Year Ended October 31, 1998 ..................      --               --                   --               7.14        (25.00)
Year Ended October 31, 1997 ..................   (0.02)              --                (0.02)              9.52         (4.18)
Year Ended October 31, 1996 ..................      --               --                   --               9.96          4.51

CLASS B
Year Ended October 31, 2000 ..................      --               --                   --               8.28        (14.29)
Year Ended October 31, 1999 ..................      --               --                   --               9.66         38.79
Year Ended October 31, 1998 ..................      --               --                   --               6.96        (25.64)
Year Ended October 31, 1997 ..................   (0.02)              --                (0.02)              9.36         (4.83)
Year Ended October 31, 1996 ..................      --               --                   --               9.86          3.57

CLASS C
Year Ended October 31, 2000++++ ..............      --               --                   --               8.26        (33.12)

COMMON CLASS
Year Ended October 31, 2000+++++ .............      --               --                   --               8.59        (18.50)
-----------------------------------------------------------------------------------------------------------------------------------
CREDIT SUISSE WARBURG PINCUS MUNICIPAL MONEY FUND
Year Ended October 31, 2000 ..................  $   --           $   --              $(0.032)             $1.00          3.23%
Year Ended October 31, 1999 ..................      --               --               (0.023)              1.00          2.37
Year Ended October 31, 1998 ..................      --               --               (0.027)              1.00          2.72
Year Ended October 31, 1997** ................      --               --               (0.020)              1.00          2.90(1)
-----------------------------------------------------------------------------------------------------------------------------------
CREDIT SUISSE WARBURG PINCUS U.S. GOVERNMENT MONEY FUND
Year Ended October 31, 2000 ..................  $   --           $   --              $(0.053)             $1.00          5.39%
Year Ended October 31, 1999 ..................      --               --               (0.042)              1.00          4.26
Year Ended October 31, 1998 ..................      --               --               (0.047)              1.00          4.79
Year Ended October 31, 1997** ................      --               --               (0.032)              1.00          4.68(1)


                                                                   RATIO OF           RATIO OF
                                                NET ASSETS        EXPENSES TO      NET INVESTMENT
                                                  END OF            AVERAGE         INCOME (LOSS)        PORTFOLIO
                                                  PERIOD              NET            TO AVERAGE           TURNOVER
                                              (000 OMITTED)         ASSETS(3)        NET ASSETS(3)          RATE
--------------------------------------------------------------------------------------------------------------------
CREDIT SUISSE WARBURG PINCUS DEVELOPING MARKETS FUND

CLASS A
Year Ended October 31, 2000 ..................     $13,294             2.15%              (0.70)%           115.4%
Year Ended October 31, 1999 ..................      16,023             2.15                0.32              36.9
Year Ended October 31, 1998 ..................      16,355             2.15                0.22              43.6
Year Ended October 31, 1997 ..................      29,402             2.15               (0.17)             52.8
Year Ended October 31, 1996 ..................      36,918             2.15               (0.14)             26.8

CLASS B
Year Ended October 31, 2000 ..................       2,214             2.90               (1.43)            115.4
Year Ended October 31, 1999 ..................       2,685             2.90               (0.36)             36.9
Year Ended October 31, 1998 ..................       2,509             2.90               (0.50)             43.6
Year Ended October 31, 1997 ..................       4,941             2.90               (1.74)             52.8
Year Ended October 31, 1996 ..................       3,641             2.90               (0.83)             26.8

CLASS C
Year Ended October 31, 2000++++ ..............          12             1.97               (1.97)            115.4

COMMON CLASS
Year Ended October 31, 2000+++++ .............          18             0.54               (0.54)            115.4
--------------------------------------------------------------------------------------------------------------------
CREDIT SUISSE WARBURG PINCUS MUNICIPAL MONEY FUND
Year Ended October 31, 2000 ..................     $56,488             0.90%               3.17%              N/A
Year Ended October 31, 1999 ..................      44,347             0.90                2.33               N/A
Year Ended October 31, 1998 ..................      57,778             0.90                2.68               N/A
Year Ended October 31, 1997** ................      38,681             0.90(1)             2.87               N/A
--------------------------------------------------------------------------------------------------------------------
CREDIT SUISSE WARBURG PINCUS U.S. GOVERNMENT MONEY FUND
Year Ended October 31, 2000 ..................     $59,926             0.90%               5.26%              N/A
Year Ended October 31, 1999 ..................      59,877             0.90                4.19               N/A
Year Ended October 31, 1998 ..................      56,697             0.90                4.68               N/A
Year Ended October 31, 1997** ................      35,174             0.90(1)             4.65(1)            N/A

                                                                      NET REALIZED
                                           NET ASSET        NET            AND                             TOTAL        DIVIDENDS
                                             VALUE       INVESTMENT    UNREALIZED      CONTRIBUTION        FROM         FROM NET
                                           BEGINNING      INCOME/    GAINS/(LOSSES)        FROM         INVESTMENT     INVESTMENT
                                           OF PERIOD       (LOSS)     ON SECURITIES    SUB-ADVISER      OPERATIONS       INCOME
------------------------------------------------------------------------------------------------------------------------------------
CREDIT SUISSE WARBURG PINCUS HIGH INCOME FUND

CLASS A
Year Ended October 31, 2000 ............       $9.66        $0.88          $(0.86)           $--           $0.02        $(0.88)
Year Ended October 31, 1999++ ..........       10.00         0.56           (0.34)            --            0.22         (0.56)

CLASS B
Year Ended October 31, 2000 ............        9.66         0.81           (0.86)            --           (0.05)        (0.81)
Year Ended October 31, 1999++ ..........       10.00         0.50           (0.34)            --            0.16         (0.50)

CLASS C
Year Ended October 31, 2000++++ ........        9.57         0.53           (0.84)            --           (0.31)        (0.53)

CLASS D
Year Ended October 31, 2000 ............        9.65         0.90           (0.85)            --            0.05         (0.90)
Year Ended October 31, 1999+++ .........       10.23         0.41           (0.58)            --           (0.17)        (0.41)

COMMON CLASS
Year Ended October 31, 2000+++++ .......        9.21         0.21           (0.48)            --           (0.27)        (0.21)

*        Based on average shares outstanding.

** Commencement of operations for the Credit Suisse Warburg Pincus Municipal Money Fund and the Credit Suisse Warburg Pincus U.S. Government Money Fund was February 24, 1997.

+ For the period February 28, 1996 (commencement of offering of Class B shares) to October 31, 1996.

++ Commencement of operations for the Credit Suisse Warburg Pincus High Income Fund was March 8, 1999.

+++ For the period May 13, 1999 (commencement of offering of Class D shares) to October 31, 1999.

++++ For the period February 28, 2000 (commencement of offering of Class C shares) to October 31, 2000.

+++++ For the period August 1, 2000 (commencement of offering of Common Class shares by all Funds except Credit Suisse Warburg Pincus Strategic Growth Fund and Credit Suisse Warburg Pincus Technology Fund) to October 31, 2000.

(1)      Annualized

(2) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. An initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Total return calculated for a period of less than one year is not annualized except for the Money Funds. Total return for the year end October 31, 1999 excluding the effect of the contribution from the former sub-adviser for realized and unrealized securities losses was 36.59% and 35.49% for the Credit Suisse Warburg Pincus Developing Markets Fund Class A and B shares, respectively.

(3) Net of voluntary assumption by the investment adviser of expenses, expressed as a percentage of average net assets, as follows: Credit Suisse Warburg Pincus Strategic Growth Fund Common Class shares, 1.87% (annualized) for the period 11/19/99 through 10/31/00, Credit Suisse Warburg Pincus Strategic Growth Fund Class A, B and C shares, 1.87%, 1.87% and 1.87% (annualized), respectively for the period 8/1/00 through 10/31/00; Credit Suisse Warburg Pincus Technology Fund Common Class shares, .83% (annualized) for the period 11/19/99 through 10/31/00, Credit Suisse Warburg Pincus Technology Fund Class A, B and C shares, .83%, .83% and .83% (annualized), respectively for the period 8/1/00 through 10/31/00, Credit Suisse Warburg Pincus Technology Fund Class D shares, .83% (annualized) for the period 9/1/00 through 10/31/00; Credit Suisse Warburg Pincus Fixed Income II Fund Class A shares, .13%, .14%, .30%, .30%, and .34%, for the years ended 10/31/00,
         99, 98, 97, and 96 respectively; Credit Suisse Warburg Pincus Fixed Income II




                                                  DISTRIBUTIONS         TAX                                NET ASSET
                                                      FROM             RETURN                                VALUE
                                                     CAPITAL             OF               TOTAL              END OF         TOTAL
                                                      GAINS           CAPITAL         DISTRIBUTIONS          PERIOD        RETURN(2)
------------------------------------------------------------------------------------------------------------------------------------
CREDIT SUISSE WARBURG PINCUS HIGH INCOME FUND

CLASS A
Year Ended October 31, 2000 ............             $(0.07)            $--               $(0.95)            $8.73          (0.06)%
Year Ended October 31, 1999++ ..........                 --              --                (0.56)              9.66          2.19

CLASS B
Year Ended October 31, 2000 ............              (0.07)             --                (0.88)              8.73         (0.81)
Year Ended October 31, 1999++ ..........                 --              --                (0.50)              9.66          1.60

CLASS C
Year Ended October 31, 2000++++ ........                 --              --                (0.53)              8.73         (3.31)

CLASS D
Year Ended October 31, 2000 ............              (0.07)             --                (0.97)              8.73          0.29
Year Ended October 31, 1999+++ .........                 --              --                (0.41)              9.65         (1.63)

COMMON CLASS
Year Ended October 31, 2000+++++ .......                 --              --                (0.21)              8.73         (2.98)


                                                                      RATIO OF          RATIO OF
                                                   NET ASSETS       EXPENSES TO      NET INVESTMENT
                                                     END OF           AVERAGE         INCOME (LOSS)        PORTFOLIO
                                                     PERIOD             NET            TO AVERAGE           TURNOVER
                                                  (000 OMITTED)       ASSETS(3)        NET ASSETS(3)          RATE
----------------------------------------------------------------------------------------------------------------------
CREDIT SUISSE WARBURG PINCUS HIGH INCOME FUND
CLASS A
Year Ended October 31, 2000 ............             $10,709            1.10%                9.35%              43.9%
Year Ended October 31, 1999++ ..........              10,488            1.10(1)              8.61(1)           188.4
CLASS B

Year Ended October 31, 2000 ............               1,313            1.85                 8.60               43.9
Year Ended October 31, 1999++ ..........               1,447            1.85(1)              7.83(1)           188.4
CLASS C

Year Ended October 31, 2000++++ ........                  78            1.85(1)              7.57(1)            43.9
CLASS D

Year Ended October 31, 2000 ............               1,504            0.85                 9.62               43.9
Year Ended October 31, 1999+++ .........                 926            0.85(1)              9.36(1)           188.4
COMMON CLASS

Year Ended October 31, 2000+++++ .......                 141            1.10(1)              9.14(1)            43.9

         Fund Class B shares, .13%, .14%, .30%, and .30% for the years ended 10/31/00, 99, 98 and 97, and .34% (annualized) for the period 2/28/96 through 10/31/96; Fixed Income Class C shares, .13% (annualized) for the period 2/28/00 through 10/31/00; Fixed Income Class D shares, .13% for the year ended 10/31/00, and .14% (annualized) for the period 4/30/99 through 10/31/99; Fixed Income Common Class shares, .13% (annualized) for the period 8/1/00 through 10/31/00; Credit Suisse Warburg Pincus Municipal Trust Fund Class A shares, .53%, .42%, .41%, .74%, and .64% for the years ended 10/31/00, 99, 98, 97, and 96, respectively; Credit Suisse Warburg Pincus Municipal Trust Fund Class B shares, .53%, .42%, .41% and .74% for the years ended 10/31/00, 99, 98 and 97, and .64% (annualized) for the period 2/28/96 through 10/31/96; Credit Suisse Warburg Pincus Municipal Trust Fund Class C shares, .53% (annualized) for the period 2/28/00 through 10/31/00; Credit Suisse Warburg Pincus Municipal Trust Fund Common Class shares, .53% (annualized) for the period 8/1/00 through 10/31/00; Credit Suisse Warburg Pincus Developing Markets Fund Class A and Class B shares, .72%, .76%, .61%, .34%, and .54% for the years ended 10/31/00, 99, 98,
         97, and 96, respectively; Credit Suisse Warburg Pincus Developing Markets Fund Class C shares, .72% (annualized) for the period 2/28/00 through 10/31/00; Credit Suisse Warburg Pincus Developing Markets Fund Common Class shares, .72% (annualized) for the period 8/1/00 through 10/31/00; Credit Suisse Warburg Pincus International Equity II Fund Class A and Class B shares, .04%, .10%, .18%, and .27% for the years ended 10/31/99, 98, 97, and 96, respectively; Credit Suisse Warburg Pincus International Equity II Fund Class D shares, 04% (annualized) for the period 5/13/99 through 10/31/99; Credit Suisse Warburg Pincus Municipal Money Fund, .09%, .14%, .15% and .40% (annualized) for the years ended 10/31/00, 99, 98 and 97, respectively; Credit Suisse Warburg Pincus U.S. Government Money Fund, .09% .19%, .25% and .45% (annualized) for the years ended 10/31/00, 99, 98, and 97, respectively; Credit Suisse Warburg Pincus High Income Fund Class A and Class B shares, 1.53%, for the year ended 10/31/00 and 1.43% (annualized) for the period 3/8/99 through 10/31/99; Credit Suisse Warburg Pincus High Income Fund Class C shares, 1.53% (annualized) for the period 2/28/00 through 10/31/00; Credit Suisse Warburg Pincus High Income Fund Class D shares, 1.53% for the year ended 10/31/00 and 1.43% (annualized) for the period 5/13/99 through 10/31/99; and Credit Suisse Warburg Pincus High Income Fund Common Class shares, 1.53% (annualized) for the period 8/1/00 through 10/31/00.

(4)      Amount rounds to less than $1,000.

                              FOR MORE INFORMATION

     More information about these Funds is available free upon request, including the following:

     ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS

     Includes financial statements, portfolio investments and detailed performance information.

     The ANNUAL REPORT also contains a letter from the Funds' President discussing market conditions and investment strategies that significantly affected fund performance during the past fiscal year.

     OTHER INFORMATION

     A current STATEMENT OF ADDITIONAL INFORMATION (SAI) which provides more details about the Funds is on file with the Securities and Exchange Commission
(SEC) and is incorporated by reference.

     You may visit the SEC's Internet website (www.sec.gov) to view the SAI, material incorporated by reference and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009 or electronically at publicinfo@sec.gov.

     Shareholders may obtain any of these documents free of charge and may obtain other information about the Funds by visiting the Funds' website (www.warburg.com).

     Further information about the Funds may be obtained by calling 800-225-8011 or by writing:

Credit Suisse Warburg Pincus Funds
PFPC, Inc.
P.O. Box 61503
King of Prussia, PA 19406-0903

SEC FILE NUMBERS:
Credit Suisse Warburg Pincus Capital Funds                             811-04604
     Credit Suisse Warburg Pincus Blue Chip Fund
     Credit Suisse Warburg Pincus Value Fund
     Credit Suisse Warburg Pincus Small Company Value Fund
     Credit Suisse Warburg Pincus Fixed Income II Fund
     Credit Suisse Warburg Pincus Municipal Trust Fund

Credit Suisse Warburg Pincus Opportunity Funds                          811-9054
     Credit Suisse Warburg Pincus Developing Markets Fund
     Credit Suisse Warburg Pincus International Equity II Fund
     Credit Suisse Warburg Pincus High Income Fund
     Credit Suisse Warburg Pincus Municipal Money Fund
     Credit Suisse Warburg Pincus U.S. Government Money Fund

Credit Suisse Warburg Pincus Select Funds                              811-09531
     Credit Suisse Warburg Pincus Strategic Growth Fund
     Credit Suisse Warburg Pincus Technology Fund




                              WARBURG PINCUS FUNDS
                     PART OF CREDIT SUISSE ASSET MANAGEMENT

                      P.O. BOX 9030, BOSTON, MA 02205-9030
                  800-WARBURG (800-927-2874) - www.warburg.com

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.       CSWPF-1-0201

CREDIT SUISSE WARBURG PINCUS
    OPPORTUNITY FUNDS
466 LEXINGTON AVENUE,
NEW YORK, NEW YORK 10017
Toll Free (800) 255-8011

                       STATEMENT OF ADDITIONAL INFORMATION

                                                               February 28, 2001

      This Statement of Additional Information relates to the Credit Suisse Warburg Pincus Developing Markets Fund (the "Developing Markets Fund") and the Credit Suisse Warburg Pincus International Equity II Fund (the "International Equity Fund" and together with the Developing Markets Fund, the "International Funds"). Each Fund is a series of the Credit Suisse Warburg Pincus Opportunity Funds (the "Opportunity Funds"). This Statement of Additional Information is not a prospectus and should be read in conjunction with the International Funds' current Prospectus dated February 28, 2001, as supplemented from time to time, which is incorporated herein by reference. A copy of the Prospectus may be obtained by contacting the International Funds at the address or telephone number listed above.

                                TABLE OF CONTENTS

STATEMENT OF ADDITIONAL INFORMATION............................................1
FUND HISTORY...................................................................2
INVESTMENT POLICIES AND RESTRICTIONS...........................................3
Fundamental Investment Restrictions...........................................10
MANAGEMENT....................................................................11
Compensation Table............................................................14
Adviser.......................................................................15
EXPENSES OF THE INTERNATIONAL FUNDS...........................................18
General.......................................................................18
Distribution Plan.............................................................18
PURCHASES, REDEMPTIONS, EXCHANGES AND SYSTEMATIC WITHDRAWAL
 PLAN.........................................................................21
Purchases.....................................................................21
Redemptions...................................................................22
Exchanges.....................................................................23
Systematic Withdrawal Plan....................................................24
RETIREMENT PLANS..............................................................24
Individual Retirement Accounts ("IRA")........................................25
Simplified Employee Pension Plan ("SEP/IRA")..................................25
Savings Incentive Match Plan for Employees ("SIMPLE") -
  SIMPLE IRA and SIMPLE 401(k)................................................26
Employer-Sponsored Retirement Plans...........................................26
Self-Directed Retirement Plans................................................26

NET ASSET VALUE...............................................................26
DIVIDENDS, DISTRIBUTIONS AND TAXES............................................28
PORTFOLIO TRANSACTIONS........................................................32
PORTFOLIO TURNOVER............................................................34
INVESTMENT PERFORMANCE INFORMATION............................................34
SHARES OF BENEFICIAL INTEREST.................................................37
GENERAL INFORMATION...........................................................38
Organization and Capitalization...............................................38
Counsel and Independent Auditors..............................................38
Custodian and Transfer Agent..................................................38
Additional Information........................................................39
Financial Statements..........................................................39
APPENDIX......................................................................40
RATINGS OF CORPORATE BONDS....................................................40
S&P: 40
Moody's:......................................................................41

                                  FUND HISTORY

      Credit Suisse Warburg Pincus Opportunity Funds (previously named the DLJ Opportunity Funds) was formed on May 31, 1995 as a business trust under the laws of the state of Delaware. Its shares are currently divided into five series, the Credit Suisse Warburg Pincus High Income Fund, the Credit Suisse Warburg Pincus U.S. Government Money Fund and the Credit Suisse Warburg Pincus Municipal Money Fund (the "Money Funds"), and the International Funds. This Statement of Additional Information is for the International Funds. The International Funds commenced operations on September 8, 1995. The Credit Suisse Warburg Pincus Opportunity Funds have an unlimited number of authorized shares of beneficial interest, par value $.001 per share, which may, without shareholder approval, be divided into an unlimited number of series and an unlimited number of classes.

      The Board of Trustees of the Credit Suisse Warburg Pincus Opportunity Funds has approved, subject to shareholder approval at a special meeting of shareholders scheduled for March 23, 2001, the transfer to the Warburg, Pincus Emerging Markets Fund, Inc. of all of the assets and liabilities of the Credit Suisse Warburg Pincus Developing Markets Fund in exchange for shares of the Warburg, Pincus Emerging Markets Fund, Inc.

      The Warburg, Pincus Emerging Markets Fund, Inc. has an investment objective and strategies substantially similar to the investment objective and strategies of the Credit Suisse Warburg Pincus Developing Markets Fund. Shareholders of the Credit Suisse Warburg Pincus Developing Markets Fund would receive on a tax-free basis shares of the Warburg, Pincus Emerging Markets Fund, Inc. with the same net asset value as their shares of the Credit Suisse Warburg Pincus Developing Markets Fund. The investment advisory fees of the Warburg, Pincus Emerging Markets Fund, Inc. would be the same as the Credit Suisse Warburg Pincus Developing Markets Fund, and Credit Suisse Asset Management, LLC ("CSAM" or the "Adviser") has agreed to reimburse expenses of the Warburg, Pincus Emerging Markets Fund,

Inc. as necessary so that for the two-year period following the consummation of the acquisition the annualized expense ratio of the Credit Suisse Warburg Pincus Developing Markets Fund would not increase above its expense ratio for the 60-day period prior to consummation of the acquisition. The acquisition would be consummated promptly after receipt of shareholder approval.

                      INVESTMENT POLICIES AND RESTRICTIONS

      The following investment policies and restrictions supplement and should be read in conjunction with the information set forth under the heading "Credit Suisse Warburg Pincus Funds' Investment Objectives and Policies" in the International Funds' Prospectus. Except as noted in the Prospectus and this Statement of Additional Information, each International Fund's investment policies are not fundamental and may be changed by the Trustees of the Funds without shareholder approval. Shareholders will be notified prior to a significant change in such policies. Each International Fund's fundamental investment restrictions may not be changed without shareholder approval as defined in "Fundamental Investment Restrictions" in this Statement of Additional Information.

      It is the investment objective of the Developing Markets Fund to seek long-term growth of capital by primarily investing in common stocks and other equity securities in developing countries. It is the investment objective of the International Equity Fund to seek long-term growth of capital by primarily investing in common stocks and other equity securities from established non-U.S. markets. In addition, each International Fund may invest in any of the securities described below.

      Depositary Receipts. The International Funds may purchase sponsored or unsponsored ADRs, EDRs and GDRs (collectively, "Depositary Receipts"). Depositary Receipts may, subject to market conditions, represent a substantial portion of the International Equity Fund's investments. ADRs are American Depositary Receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are Depositary Receipts typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary Receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of Depositary Receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the Depositary Receipts. For purposes of each International Fund's investment policies, an International Fund's investments in Depositary Receipts will be deemed to be investments in the underlying securities.

      Convertible Securities. A convertible security is a bond or preferred stock which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or different issuer. Convertible securities are senior to common stocks in a corporation's capital structure, but are usually subordinated to similar nonconvertible securities. While providing a fixed income stream (generally higher in yield than the income stream from common stocks but lower than that afforded by a similar nonconvertible fixed income security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation dependent upon a market price advance in the underlying common stock. Each International Fund may invest up to 25% of its assets in foreign convertible securities. The Adviser currently does not intend to invest over 5% of each International Fund's assets in convertible securities rated below investment grade.

      The market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., its value when converted into its underlying common stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the underlying security. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

      Nonconvertible Fixed Income Securities. Each International Fund may invest up to 35% of its total assets in investment grade fixed income securities. Investment grade obligations are those obligations rated BBB or better by Standard and Poor's Ratings Group ("S&P") or Baa or better by Moody's Investors Service, Inc. ("Moody's") in the case of long-term obligations and equivalently rated obligations in the case of short-term obligations, or unrated instruments believed by the Adviser to be of comparable quality to such rated instruments. Securities rated BBB by S&P are regarded by S&P as having an adequate capacity to pay interest and repay principal. Whereas such securities normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely, in the opinion of S&P, to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Securities rated Baa by Moody's are considered by Moody's to be medium grade obligations; they are neither highly protected nor poorly secured; interest payments and principal security appear to be adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; in the opinion of Moody's, they lack outstanding investment characteristics and in fact have speculative characteristics as well. Fixed income securities in which the International Funds may invest include asset and mortgage backed securities. Prepayments of principal may be made at any time on the obligations underlying asset and mortgage backed securities and are passed on to the holders of the asset and mortgage backed securities. As a result, if an International Fund purchases such a security at a premium, faster than expected prepayments will reduce and slower than expected prepayments will increase yield to maturity. Conversely, if an International Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. For a more complete description of Moody's and S&P's ratings, see the Appendix to this Statement of Additional Information. The foregoing investment grade limitation applies only at the time of initial investment and an International Fund may determine to retain in its portfolio securities the issuers of which have had their credit characteristics downgraded.

      Options. The International Funds may purchase and sell call and put options. A call option gives the purchaser, in exchange for a premium paid, the right for a specified period of time to purchase the securities or currency subject to the option at a specified price (the exercise price or strike price). The writer, or seller, of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending upon the terms of the option contract, the underlying securities or a specified amount of cash to the purchaser upon receipt of the exercise price. When an International Fund writes a call option, that Fund gives up the potential for gain on the underlying securities or currency in excess of the exercise price of the option during the period that the option is open.

      A put option gives the purchaser, in return for a premium, the right, for a specified period of time, to sell securities or currency subject to the option to the writer of the put at the specified exercise price. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities or currency underlying the option at the exercise price. An International Fund that sells a put option might, therefore, be obligated to purchase the underlying securities or currency for more than their current market price.

      If an International Fund desires to sell a particular security from its portfolio on which it has written an option, the International Fund will seek to effect a closing purchase transaction prior to or concurrently with the sale of the security. A closing purchase transaction is a transaction in which an investor who is obligated as a writer of an option terminates his obligation by purchasing an option of the same series as the option previously written. (Such a purchase does not result in the ownership of an option). An International Fund may enter into a closing purchase transaction to realize a profit on a previously written option or to enable the International Fund to write another option on the underlying security with either a different exercise price or expiration date or both. An International Fund realizes a profit or loss from a closing purchase transaction if the cost of the transaction is less or more, respectively, than the premium received from the writing of the option.

      The International Funds will write only fully "covered" options. An option is fully covered if at all times during the option period, the Fund writing the option owns either (i) the underlying securities, or securities convertible into or carrying rights to acquire the optioned securities at no additional cost, or
(ii) an offsetting call option on the same securities at the same or a lower price.

      An International Fund may not write a call option if, as a result thereof, the aggregate of such International Fund's portfolio securities subject to outstanding call options (valued at the lower of the option price or market value of such securities) would exceed 10% of its total assets. The International Funds may also purchase and sell financial futures contracts and options thereon for hedging and risk management purposes and to enhance gains as permitted by the Commodity Futures Trading Commission (the "CFTC").

      The International Funds may also purchase and sell securities index options. Securities index options are similar to options on specific securities. However, because options on securities indices do not involve the delivery of an underlying security, the option represents the holder's right to obtain from the writer in cash a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying securities index on the exercise date. When an International Fund writes an option on a securities index, it will establish a segregated account with its custodian in which it will deposit cash or high quality short-term obligations or a combination of both with a value equal to or greater than the market value of the option and will maintain the account while the option is open.

      Each International Fund's successful use of options and financial futures depends on the ability of the Adviser to predict the direction of the market and is subject to various additional risks. The investment techniques and skills required to use options and futures successfully are different from those required to select international securities for investment. The ability of an International Fund to close out an option or futures position depends on a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular option or futures contract at any particular time. The inability to close options and futures positions also could have an adverse impact on each International Fund's ability to effectively hedge its portfolio. There is also the risk of loss by the International Funds of margin deposits or collateral in the event of bankruptcy of a broker with whom the International Funds have an open position in an option, a futures contract or related option.

      To the extent that puts, calls, straddles and similar investment strategies involve instruments regulated by the CFTC, each International Fund is limited to an investment not in excess of 5% of its total assets, except that each International Fund may purchase and sell such instruments, without limitation, for bona fide hedging purposes.

      Forward Foreign Currency Exchange Contracts. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract.

      The International Funds will generally enter into forward contracts only under two circumstances. First, when an International Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security in relation to another currency by entering into a forward contract to buy or sell the amount of foreign currency needed to settle the transaction. Second, when the Adviser believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, it may enter into a forward contract to sell or buy the former foreign currency (or another currency which acts as a proxy for that currency) approximating the value of some or all of the International Fund's portfolio securities denominated in such foreign currency. This second investment practice is generally referred to as "cross-hedging." Although forward contracts will be used primarily to protect the International Funds from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted.

      Futures and Options Thereon. The International Funds may purchase and sell financial futures contracts and options thereon which are traded on a commodities exchange or board of trade for certain hedging, return enhancement and risk management purposes in accordance with regulations of the CFTC. These futures contracts and related options will be on financial indices and foreign currencies or groups of foreign currencies. A financial futures contract is an agreement to purchase or sell an agreed amount of securities or currencies at a set price for delivery in the future.

      Equity-Linked Derivatives-WEBS and OPALS, Series B. The Fund may invest in World Equity Benchmark Series ("WEBS") and baskets of securities of issuers outside the United States ("OPALS") and other similar equity-linked derivative investments. Each of these instruments are derivative securities whose value follows a well-known securities index or basket of securities. WEBS are exchange traded mutual funds and are charged a management fee.

      OPALS seek to provide investors with investment results through a specified maturity date that correspond generally to those of a specified benchmark index by indirectly investing in a baskets of shares or other OPALS owned by Morgan Stanley Capital (Luxembourg) S. A. (the "Counterparty"). Holders of OPALS will receive semi-annual distributions corresponding to dividends received on shares contained in the underlying basket of stocks and certain amounts, net of expenses. On the maturity date of the OPALS, the holders will receive the physical securities comprising the underlying baskets. OPALS, like many of these types of instruments, represent an unsecured obligation and therefore carry with them the risk that the Counterparty will default and the Fund may not be able to recover the current value of its investment.

      Because the prices of WEBS and OPALS are correlated to diversified portfolios, they are subject to the risk that the general level of stock prices may decline, that the underlying indices decline or that financial condition of specific issuers in the underlying indices may become impaired. However, these securities may not fully replicate the performance of the underlying indices. In addition, because WEBS and OPALS will continue to be traded even when trading is halted in component stocks of the underlying indices, price quotations for these securities may, at times, be based upon non-current price information with respect to some of even all of the stocks in the underlying indices. Because WEBS mirror the performance of a single country index, a economic downturn in a single country could significantly adversely affect the price of the WEBS for that country.

      Repurchase Agreements. The International Funds may enter into "repurchase agreements" with member banks of the Federal Reserve System, "primary dealers" (as designated by the Federal Reserve Bank of New York) in such securities or with any domestic or foreign broker/dealer which is recognized as a reporting government securities dealer. Repurchase agreements permit an International Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The International Funds require continual maintenance of collateral with the Custodian in an amount equal to, or in excess of, the market value of the securities which are the subject of a repurchase agreement. In the event a vendor defaults on its repurchase obligation, the International Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the vendor becomes the subject of bankruptcy proceedings, the International Fund might be delayed in selling the collateral.

      Reverse Repurchase Agreements. The International Funds may also enter into reverse repurchase agreements. Under a reverse repurchase agreement an International Fund would sell securities and agree to repurchase them at a mutually agreed upon date and price. At the time an International Fund enters into a reverse repurchase agreement, it would establish and maintain with an approved custodian a segregated account containing liquid high-grade securities having a value not less than the repurchase price. Reverse repurchase agreements involve the risk that the market value of the securities subject to such agreement could decline below the repurchase price to be paid by an International Fund for such securities. In the event the buyer of securities under a reverse repurchase agreement filed for bankruptcy or became insolvent, such buyer or receiver would receive an extension of time to determine whether to enforce an International Fund's obligations to repurchase the securities and an International Fund's use of the proceeds of the reverse repurchase agreement could effectively be restricted pending such decision. Reverse repurchase agreements create leverage, a speculative factor, but are not considered senior securities by the International Funds or the Securities and Exchange Commission ("SEC") to the extent liquid high-grade debt securities are segregated in an amount at least equal to the amount of the liability.

      Illiquid Investments. Each International Fund may invest up to 15% of its assets in illiquid investments. Under the supervision of the Trustees, the Adviser determines the liquidity of an International Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for an International Fund to sell them promptly at an acceptable price. The staff of the SEC currently takes the position that OTC options purchased by an International Fund, and portfolio securities "covering" the amount of that International Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to such International Fund's limitations on investments in illiquid securities.

      Borrowing. Each International Fund may borrow up to one-third of the value of its total assets from banks to increase its holdings of portfolio securities or for other purposes. Under the Investment Company Act of 1940, as amended (the "1940 Act"), each International Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities on an International Fund's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds. The Adviser does not currently intend to engage in borrowing transactions.

      Securities Lending. The International Funds may seek to receive or increase income by lending their respective portfolio securities. Under present regulatory policies, such loans may be made to member firms of the New York Stock Exchange and are required to be secured continuously by collateral held by the Custodian consisting of cash, cash equivalents or U.S. Government Securities maintained in an amount at least equal to the market value of the securities loaned. Accordingly, the International Funds will continuously secure the lending of portfolio securities by collateral held by the Custodian consisting of cash, cash equivalents or U.S. Government Securities maintained in an amount at least equal to the market value of the securities loaned. The International Funds have the right to call such a loan and obtain the securities loaned at any time on five days notice. Cash collateral may be invested in fixed income securities rated at least A or better by S&P or Moody's. As is the case with any extension of credit, loans of portfolio securities involve special risks in the event that the borrower should be unable to repay the loan, including delays or inability to recover the loaned securities or foreclose against the collateral. The aggregate value of securities loaned by an International Fund may not exceed 25% of the value of its net assets.

      When Issued, Delayed Delivery Securities and Forward Commitments. The International Funds may, to the extent consistent with their other investment policies and restrictions, enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a when, as and if issued security.

      When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While an International Fund will only enter into a forward commitment with the intention of actually acquiring the security, such International Fund may sell the security before the settlement date if it is deemed advisable.

      Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to an International Fund prior to the settlement date. Each International Fund will segregate with its Custodian cash or liquid high-grade securities in an aggregate amount at least equal to the amount of its respective outstanding forward commitments.

      Privatization. The governments in some countries have been engaged in programs of selling part or all of their stakes in government owned or controlled enterprises ("privatization"). The Adviser believes that privatization may offer opportunities for significant capital appreciation and intend to invest assets of the International Funds in privatization in appropriate circumstances. In certain countries, the ability of foreign entities such as the International Funds to participate in privatization may be limited by local law and/or the terms on which the International Funds may be permitted to participate may be less advantageous than those afforded local investors. There can be no assurance that certain governments will continue to sell companies currently owned or controlled by them or that privatization programs will be successful.

      Investment Companies. Certain markets are closed in whole or in part to international investments by foreigners. The International Funds may be able to invest in such markets solely or primarily through governmentally authorized investment vehicles or companies. Pursuant to the 1940 Act, each International Fund generally may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company as long as each investment does not represent more than 3% of the outstanding voting stock of the acquired investment company at the time of investment. Investment in other investment companies may involve the payment of substantial premiums above the value of such investment companies' portfolio securities, and is subject to limitations under the 1940 Act and market availability. The International Funds do not intend to invest in such investment companies unless, in the judgment of the Adviser the potential benefits of such investment justify the payment of any applicable premium or sales charge. As a shareholder in an investment company, an International Fund would bear its ratable share of that investment company's expenses, including its advisory and administration fees. At the same time, an International Fund would continue to pay its own management fees and other expenses.

Fundamental Investment Restrictions

      The following fundamental investment restrictions are applicable to each of the International Funds and may not be changed with respect to an International Fund without the approval of a majority of the shareholders of that International Fund, which means the affirmative vote of the holders of (a) 67% or more of the shares of that International Fund represented at a meeting at which more than 50% of the outstanding shares of the International Fund are represented or (b) more than 50% of the outstanding shares of that International Fund, whichever is less. Except as set forth in the Prospectus, all other investment policies or practices are considered by each International Fund not to be fundamental and accordingly may be changed without shareholder approval. If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

      Briefly, these restrictions provide that an International Fund may not:

            (1) purchase the securities of any one issuer, other than the United States Government, or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer or the International Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the International Fund's total assets may be invested without regard to such 5% and 10% limitations;

            (2) invest 25% or more of the value of its total assets in any one industry, provided that, for purposes of this policy, consumer finance companies, industrial finance companies and gas, electric, water and telephone utility companies are each considered to be separate industries;

            (3) issue senior securities (including borrowing money, including on margin if margin securities are owned and enter into reverse repurchase agreements) in excess of 33

      1/3% of its total assets (including the amount of senior securities issued but excluding any liabilities and indebtedness not constituting senior securities) except that the International Fund may borrow up to an additional 5% of its total assets for temporary purposes; or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies. The International Fund's obligations under swaps are not treated as senior securities;

            (4) make loans of money or property to any person, except through loans of portfolio securities, the purchase of fixed income securities consistent with the International Fund's investment objectives and policies or the acquisition of securities subject to repurchase agreements;

            (5) underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities the International Fund may be deemed to be an underwriter;

            (6) purchase real estate or interests therein;

            (7) purchase or sell commodities or commodities contracts except for purposes, and only to the extent, permitted by applicable law without the International Fund becoming subject to registration with the CFTC as a commodity pool;

            (8) make any short sale of securities except in conformity with applicable laws, rules and regulations and unless, giving effect to such sale, the market value of all securities sold short does not exceed 25% of the value of the International Fund's total assets and the International Fund's aggregate short sales of a particular class of securities do not exceed 25% of the then outstanding securities of that class; or

            (9) invest in oil, gas or other mineral leases.

                                   MANAGEMENT

      The Trustees and principal officers of the International Funds, their ages and their primary occupations during the past five years are set forth below. Unless otherwise specified, the address of each such person is 466 Lexington Avenue, New York, New York 10017. Those Trustees whose names are preceded by an asterisk are "interested persons" of the International Funds as defined by the 1940 Act.

      *G. Moffett Cochran, 49, Chairman of the Board of Trustees and President of the Credit Suisse Warburg Pincus Opportunity Funds, Credit Suisse Warburg Pincus Capital Funds, Credit Suisse Warburg Pincus Select Funds and DLJ High Yield Bond Fund, is President and Chief Executive Officer of the adviser to the Credit Suisse Warburg Pincus Opportunity Funds, CSAM; former Chairman of DLJ Asset Management Group, Inc. ("DLJAM"), with which he was associated since prior to 1993. Prior to his association with the International Funds and the Adviser, Mr. Cochran was a Senior Vice President with Bessemer Trust Companies.

      Robert E. Fischer, 70, Trustee of the Credit Suisse Warburg Pincus Opportunity Funds, Credit Suisse Warburg Pincus Capital Funds, Credit Suisse Warburg Pincus Select Funds and DLJ High Yield Bond Fund, has been Partner of the law firm Wolf, Block, Schorr and Solis-Cohen LLP (or its predecessor firm) since prior to 1993.

      Stig Host, 74, Trustee of the Credit Suisse Warburg Pincus Opportunity Funds, Credit Suisse Warburg Pincus Capital Funds, Credit Suisse Warburg Pincus Select Funds and DLJ High Yield Bond Fund; Trustee and Chairman of the Board of Kriti Exploration, Inc., International Energy Corp. and International Marine Sales, Inc., a Trustee of Alliance International Fund, Alliance Global Environmental Fund, Alliance New Europe Fund, Alliance All-Asia Investment Fund, Alliance Developing Markets Fund, Alexander Host Foundation and American Scandinavian Foundation. His address is 103 Oneida Drive, Greenwich, CT 06830.

      *Martin Jaffe, 53, Trustee, Vice President, Secretary and Treasurer of the Credit Suisse Warburg Pincus Opportunity Funds, Credit Suisse Warburg Pincus Capital Funds, Credit Suisse Warburg Pincus Select Funds and DLJ High Yield Bond Fund, is a Managing Director, Chief Financial Officer and Member of the Management Committee of the Adviser; former Chief Operating Officer of DLJAM, with which he was associated since prior to 1993.

      Wilmot H. Kidd III, 58, Trustee of the Credit Suisse Warburg Pincus Opportunity Funds, Credit Suisse Warburg Pincus Capital Funds, Credit Suisse Warburg Pincus Select Funds and DLJ High Yield Bond Fund, has been President of Central Securities Corporation since prior to 1993.

      Peter F. Krogh, 64, Trustee of the Credit Suisse Warburg Pincus Opportunity Funds, Credit Suisse Warburg Pincus Capital Funds, Credit Suisse Warburg Pincus Select Funds and DLJ High Yield Bond Fund and other CSAM-advised investment companies; Dean Emeritus and Distinguished Professor of International Affairs, School of Foreign Service, Georgetown University, Washington, D.C. with which he has been associated since 1992. He is moderator of "Great Decisions", a foreign affairs television series, author of numerous articles relating to international issues for professional publications and serves on the board of the Carlisle Companies and several world affairs organizations. His address is 3417 N. Street NW, Washington, DC 20007.

      John J. Sheehan, 69, Trustee of the Credit Suisse Warburg Pincus Opportunity Funds, Credit Suisse Warburg Pincus Capital Funds, Credit Suisse Warburg Pincus Select Funds and DLJ High Yield Bond Fund; a Consultant to Financial Data Processing with which he has been associated since prior to 1990. His address is 4 Bennington Place, Newton, PA 18940.

      Brian A. Kammerer, 43, Vice President of the Credit Suisse Warburg Pincus Opportunity Funds, is a Director of the Adviser, which he joined as a result of Credit Suisse's acquisition of DLJ; former Senior Vice President of DLJAM, with which he was associated since prior to 1993.

      Luisa Michel, 35, Vice President of the Credit Suisse Warburg Pincus Opportunity Funds, is the co-portfolio manager of the International Funds and Vice President of the Adviser, with which she has been associated since 1998. From 1993 to 1998, Ms. Michel was a Senior International Credit Analyst at Merrill Lynch, Pierce, Fenner & Smith Incorporated focusing on

Latin America. From 1989 to 1991, she acted as a lending officer for Manufacturers Hanover Trust Company.

      Hugh M. Neuburger, Ph.D., 56, Vice President of the Credit Suisse Warburg Pincus Opportunity Funds, is the primary portfolio manager of the Funds and Managing Director of the Adviser, which he joined as a result of Credit Suisse's acquisition of DLJ; former Managing Director of DLJAM with which he was associated since March 1995. From 1992 to March 1995, Mr. Neuburger was president of a consulting firm that provided domestic and global tactical asset allocation advice.

      To rationalize the management of the Funds and the Warburg Pincus family of funds managed by CSAM ("Warburg Pincus Funds"), CSAM has proposed, and the Board of Trustees has approved for submission to shareholders at a meeting scheduled for March 23, 2001 the replacement of all the current Trustees of the Funds, other than Peter F. Krogh, with trustees of the Warburg Pincus Funds. Additionally, the Board of Trustees has appointed James P. McCaughan as Chairman of the Trust, effective March 23, 2001.

      The following table sets forth certain information regarding compensation of the International Funds' Trustees and officers. Except as disclosed below, no executive officer or person affiliated with the International Funds received compensation from the International Funds.

Compensation Table

                                                              Pension or
                                                              Retirement                      Total Compensation
                                                               Benefits                           From Trust
                                            Aggregate           Accrued         Estimated          and Fund
                                           Compensation       As Part of         Annual            Complex
                                               From              Trust        Benefits Upon        Paid to
Name and Position                            Trust(1)          Expenses        Retirement        Trustees(2)
G. Moffett Cochran, Trustee                  $    0              None             None             $     0
Robert E. Fischer, Trustee                    9,750              None             None              30,500
Stig Host, Trustee                            4,250              None             None              22,000
Martin Jaffe, Trustee                             0              None             None                   0
Wilmot H. Kidd III, Trustee                   9,750              None             None              30,500
Peter F. Krogh, Trustee                       4,250              None             None              22,000
John J. Sheehan, Trustee                      3,750              None             None              19,500
John W. Waller III, Trustee*                  5,000              None             None              12,000

* Retired April 20, 2000

(1) The Opportunity Funds anticipate paying each independent Trustee approximately $7,000 in each calendar year.

(2) As of October 31, 2000, the Fund Complex consisted of three open-end investment companies (the DLJ Focus Funds, the DLJ Opportunity Funds and the DLJ Select Funds, which were subsequently renamed the Credit Suisse Warburg Pincus Capital Funds, the Credit Suisse Warburg Pincus Opportunity Funds and the Credit Suisse Warburg Pincus Select Funds, respectively) with a total of 12 series and one closed-end investment company (the DLJ High Yield Bond Fund).

      The Trustees of the Opportunity Funds who are officers or employees of the Adviser or any of its affiliates receive no remuneration from the Opportunity Funds. Each of the Trustees who are not affiliated with the Adviser are paid a $1,500 fee for each board meeting attended, a $500 fee for each special meeting attended and an annual retainer of $500. Messrs. Cochran and Jaffe are members of the Executive Committee and Dividend Committee. Messrs. Fisher, Host, Kidd, Krogh and Sheehan are members of the Audit Committee and are paid a $250 fee for each Audit Committee meeting attended.

Adviser

      CSAM, with principal offices at 466 Lexington Avenue, New York, New York 10017 has been retained under an interim investment advisory agreement ("Interim Investment Advisory Agreement") as the Funds' investment adviser (see "Fund Management" in the Prospectus), effective November 3, 2000.

      Credit Suisse Group ("Credit Suisse") acquired Donaldson, Lufkin & Jenrette, Inc. ("DLJ"), including its subsidiary, DLJAM, the previous investment adviser of the Funds, and has combined the investment advisory business of DLJAM with its existing U.S. asset management business, CSAM (the "Acquisition"). CSAM is part of Credit Suisse Asset Management, which is the institutional asset management and mutual fund arm of Credit Suisse. Credit Suisse is a global financial services company, providing a comprehensive range of banking and insurance products.

      Prior to the Acquisition, DLJAM was a wholly-owned subsidiary of Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ Securities"), the former distributor of the Funds' shares and a wholly-owned subsidiary of DLJ, which was, in turn, an independently operated, indirect subsidiary of AXA Financial, Inc., a holding company controlled by AXA, a French insurance holding company. Following the Acquisition, DLJAM was merged with Credit Suisse Investment Corporation ("CSIC"), the parent company of CSAM. CSIC subsequently changed its name to CSAM Americas Holding Corp. and CSIC contributed all of its assets and liabilities, including its investment advisory agreements, to CSAM.

      CSAM is an indirect wholly-owned U.S. subsidiary of Credit Suisse. Credit Suisse is a global financial services company, providing a comprehensive range of banking and insurance products. Active on every continent and in all major financial centers, Credit Suisse comprises five business units -- Credit Suisse Asset Management (asset management), of which CSAM is a member; Credit Suisse First Boston (investment banking); Credit Suisse Private Banking (private banking); Credit Suisse (retail banking); and Winterthur (insurance). Credit Suisse has approximately $680 billion of global assets under management and employs approximately 62,000 people worldwide. The principal business address of Credit Suisse is Paradeplatz 8, CH 8070, Zurich, Switzerland. Credit Suisse Asset Management companies managed approximately $93 billion in the U.S. and $298 billion globally as of December 31, 2000.

      CSAM's sole member is CSAM Americas Holding Corp. located at 466 Lexington Avenue, New York, New York 10017, which is wholly-owned by Credit Suisse Asset Management Holding Corp., of the same address, which in turn is wholly-owned by Credit Suisse First Boston, Inc., located at 11 Madison Avenue, New York, New York 10010, which is indirectly wholly-owned by Credit Suisse Group.

      The Interim Investment Advisory Agreement became effective on November 3, 2000. The Interim Investment Advisory Agreement replaced an earlier, substantially identical agreement (the "Previous Investment Advisory Agreement") with DLJAM that terminated pursuant to the terms of the existing agreement. The Previous Investment Advisory Agreement was approved by the Board of Trustees of the International Funds on July 25, 1995 and by the then shareholders and the Adviser on August 23, 1995 and became effective on the same date and is and was most recently reapproved on August 3, 2000. The provisions of the Interim Investment Advisory Agreement and the Previous Investment Advisory Agreement are the same, except for the identity of the parties, the commencement and termination dates and the payment of fees. On October 26, 2000, the Board of Trustees approved the Interim Investment Advisory Agreement with DLJAM, which was assigned to CSAM as part of the Acquisition. The Interim Investment Advisory Agreement terminates, pursuant to its terms, upon the earlier of 150 days from November 3, 2000, which is April 2, 2001, or the date of approval by the shareholders, voting separately by series, of a new investment advisory agreement. CSAM has proposed, and the Board of Trustees have approved for submission to shareholders at meetings scheduled for March 23, 2001, a new investment advisory agreement with CSAM on the same economic terms as the Interim Investment Advisory Agreement.

      The Interim Investment Advisory Agreement provides for termination at any time without penalty on ten days' prior written notice, by a vote of the holders of a majority of the Fund's outstanding voting securities or by a vote of a majority of the Board of Trustees or by the Adviser on sixty days' prior written notice, and will automatically terminate in the event of its assignment.

      Pursuant to the terms of the Previous and Interim Investment Advisory Agreements, the Adviser may retain, at its own expense, a subadviser to assist in the performance of its services to the Funds, although such an arrangement is not currently contemplated.

      Effective November 1, 2000, the Subadvisory Agreement with AXA Investor Managers GS Ltd. ("AXA Investor"), pursuant to which AXA Investor acted as subadviser of the International Funds, was terminated by mutual agreement of the parties. At that time, the Adviser became solely responsible for investment management of the International Funds.

      For the fiscal years ended October 31, 2000, 1999 and 1998, the Developing Markets Fund paid the Adviser fees of $262,585, $215,235 and $327,927, respectively, and the International Equity Fund paid the Adviser fees of $809,279, $641,576, and $678,442, respectively. Such amounts include fees that were subsequently paid to the Subadviser.

      The Previous Investment Advisory Agreement for the International Equity Fund is dated September 1, 1995. This agreement was most recently approved by the Board of Trustees of the Credit Suisse Warburg Pincus Opportunity Funds on August 3, 2000 and by shareholders of the Fund on August 23, 1995. Under the Previous Investment Advisory Agreement for the International Equity Fund, the Adviser was paid a management fee equal to 1.25% of the first $100,000,000 of average daily net assets, 1.15% of the next $100,000,000 of average daily net assets and 1% of the balance. Under the Interim Investment Advisory Agreement, the Adviser is paid a management fee of 1% of average daily net assets.

      The Previous Investment Advisory Agreement for the Developing Markets Fund is dated September 1, 1995. This agreement was most recently approved by the Board of Trustees of the Credit Suisse Warburg Pincus Opportunity Funds on August 3, 2000 and by shareholders of the Fund on August 23, 1995. Under the Previous and Interim Investment Advisory Agreements for the Developing Markets Fund, the Adviser is paid a management fee equal to 1.25% of the first $100,000,000 of average daily net assets, 1.15% of the next $100,000,000 of average daily net assets and 1.00% thereafter.

      During the fiscal years ended October 31, 2000, 1999 and 1998, the Adviser reimbursed the Developing Markets Fund $152,177, $130,046 and $159,784, respectively. During the fiscal years ended October 31, 1999 and 1998, the Adviser reimbursed the International Equity Fund $18,842 and $53,004, respectively, for operating expenses.

      As required by Rule 15a-4(b)(2)(vi) of the 1940 Act, the Interim Investment Advisory Agreement provides that fees earned by CSAM with respect to each series of the Funds will be deposited into an interest-bearing escrow account with Citibank, N.A., and will only be paid to CSAM if a majority of the shareholders of such series approve a new investment advisory agreement for that series. If shareholders of a series do not approve a new investment advisory agreement, CSAM will receive as compensation or reimbursement in respect of such series the lesser of: (i) the fee under such Interim Investment Advisory Agreement; or (ii) the costs of providing services during the term of such Interim Investment Advisory Agreement (plus, in each case, interest earned on that amount while in escrow).

      Certain other clients of the Adviser may have investment objectives, policies and risk considerations similar to those of the International Funds. The Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the International Funds. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of the securities being sold, there may be an adverse effect on price. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the International Funds. When two or more of the clients of the Adviser (including the International Funds) are purchasing the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

      The Fund intends to enter into arrangements with certain broker-dealers (including affiliates of the Distributor) whose customers are Fund shareholders pursuant to which the broker-dealers may perform shareholder servicing functions, such as opening new shareholder accounts, processing purchase and redemption transactions, and responding to certain inquiries regarding the Fund's performance and the status of shareholder accounts. The Fund may pay for the electronic communications equipment maintained at the broker-dealers' offices that permits access to the Fund's computer files and, in addition, may reimburse the broker-dealers at cost for personnel expenses involved in providing the services.

      On December 18, 2000, Credit Suisse Asset Management Securities, Inc. ("CSAMSI" or the "Distributor") became the distributor of the Funds.

      Effective February 1, 2001, the Funds retained CSAMSI and PFPC, Inc. ("PFPC") as co-administrators to each of the Funds for a total rate not to exceed .18% of each Funds' average daily net assets. DLJAM and then CSAM previously provided administrative services to the Funds without charge (although DLJAM, and later CSAM, was entitled to reimbursement from the Funds of the Credit Suisse Warburg Pincus Opportunity Funds). However, CSAM has agreed to assume DLJAM's undertaking to limit total annual operating expenses until October 31, 2001, and to limit average annual expenses from the date of the acquisition of DLJ, November 3, 2000, until November 3, 2002 to the annualized levels previously paid by each of the Funds measured over the 60-day period ended on the date of the acquisition of DLJ. Consequently, it is not anticipated that there will be any increase in the average annualized operating expense ratio of each Fund until November 3, 2002, as a result of the retention of new co-administrators. Further, accounting services previously provided by PFPC pursuant to a separate agreement will be provided by PFPC under its new co-administration agreement.

      Effective February 6, 2001, State Street Bank and Trust Company ("State Street") became the transfer agent for the Funds' Common Class shares. The Board has approved the retention of State Street as transfer agent to the Funds' other classes of shares.

                       EXPENSES OF THE INTERNATIONAL FUNDS

General

      In addition to the payments to the Adviser under the Interim Investment Advisory Agreement, each International Fund pays the other expenses incurred in its organization and operations, including the costs of printing prospectuses and other reports to existing shareholders; all expenses and fees related to registration and filing with the SEC and with state regulatory authorities; custody, transfer and dividend disbursing expenses; legal and auditing costs; clerical, accounting and other office costs; fees and expenses of Trustees who are not affiliated with the Adviser or Subadviser; costs of maintenance of existence; and interest charges, taxes, brokerage fees and commissions.

      As to the obtaining of clerical and accounting services not required to be provided to the International Funds by the Adviser under the Interim Investment Advisory Agreement the International Funds may employ their own personnel. For such services, they also may utilize personnel employed by the Adviser, or its affiliates. In such event, the costs associated with the management, supervision and assistance and office facilities, in addition to administrative and nonadviser services provided by the Adviser or their affiliates, may be reimbursed. These payments must be specifically approved by the Funds' Trustees, including a majority of the disinterested Trustees.

Distribution Plan

      Pursuant to Rule 12b-1 adopted by the SEC under the 1940 Act, the International Funds have adopted a Distribution Agreement (the "Distribution Agreement") and a Rule 12b-1 Plan for each Class of shares of each International Fund (the "12b-1 Plans") to permit such International Fund directly or indirectly to pay expenses associated with the distribution of shares.

      Pursuant to the Distribution Agreement and the 12b-1 Plans, the Treasurer of the International Funds reports the amounts expended under the Distribution Agreement and the purposes for which such expenditures were made to the Trustees of the International Funds on a quarterly basis. Also, the 12b-1 Plans provide that the selection and nomination of disinterested Trustees (as defined in the 1940 Act) are committed to the discretion of the disinterested Trustees then in office. The Distribution Agreement and 12b-1 Plans may be continued annually if approved by a majority vote of the Trustees, including a majority of the Trustees who neither are interested persons of the International Funds nor have any direct or indirect financial interest in the Distribution Agreement, the 12b-1 Plans or in any other agreements related to the 12b-1 Plans, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement for Class A and Class B shares was initially approved by each International Fund's Trustees on July 25, 1995 and by the then shareholders on August 23, 1995. The Distribution Agreement for Class A, Class B and Class C shares was most recently reviewed and reapproved on August 3, 2000. The Distribution Agreement for the Class C shares was initially approved by each International Fund's Trustees on January 20, 2000 and by the then shareholders on February 25, 2000. The Distribution Agreement for the Common Class shares was initially approved by each International Fund's Trustees on May 16, 2000 and by the then shareholders on July 31, 2000. All material amendments to the 12b-1 Plans must be approved by a vote of the Trustees, including a majority of the Trustees who neither are interested persons of the International Funds nor have any direct or indirect financial interest in the 12b-1 Plans or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. In addition to such Trustee approval, the 12b-1 Plans may not be amended in order to increase materially the costs which the International Funds may bear pursuant to the 12b-1 Plans without the approval of a majority of the outstanding shares of such International Funds. Each International Fund's 12b-1 Plan or Plans may be terminated without penalty at any time by a majority vote of the disinterested Trustees, by a majority vote of the outstanding shares of an International Fund or by the Adviser. Any agreement related to the 12b-1 Plans may be terminated at any time, without payment of any penalty, by a majority vote of the independent Trustees or by majority vote of the outstanding shares of an International Fund on not more than 60 days' notice to any other party to the agreement, and will terminate automatically in the event of assignment.

      With respect to sales of an International Fund's Class B, Class C or certain sales of Class A shares through a broker-dealer, the Distributor pays the broker-dealer a concession at the time of sale. In addition, an ongoing maintenance fee may be paid to broker-dealers on sales of Class A, Class B and Class C shares. Pursuant to the International Funds' 12b-1 Plans, the Distributor is then reimbursed for such payments with amounts paid from the assets of such International Fund. The payments to the broker-dealer, although an International Fund expense which is paid by all shareholders, will only directly benefit investors who purchase their shares through a broker-dealer rather than from the International Funds. Broker-dealers who sell shares of the International Funds may provide services to their customers that are not available to investors who purchase their shares directly from the International Funds. Investors who purchase their shares directly from an International Fund will pay a pro rata share of such International Fund's expenses of encouraging broker-dealers to provide such services but not receive any of the direct benefits of such services. The payments to the broker-dealers will continue to be paid for as long as the related assets remain in the International Funds.

      Pursuant to the provisions of the 12b-1 Plans and the Distribution Agreement, each International Fund pays a distribution services fee each month to the Distributor, with respect to the aggregate average daily net assets attributable to the Class A and Common Class shares of each International Fund at an annual rate of up to .25 of 1%, and with respect to the Class B and Class C shares of each International Fund the annual rate may be up to 1%, of the aggregate average daily net assets attributable to the Class B and Class C shares of each International Fund.

      The 12b-1 Plans of the International Funds permit payments to be made in subsequent years for expenses incurred in prior years if the Funds' Trustees specifically authorize such payment. As of the year ended October 31, 2000, the amounts eligible for payment in subsequent years were $373,949 and $635,089 for the Developing Markets Fund and the International Equity Fund, respectively, which represents 2.4% and 1.0% of the Fund's October 31, 2000 net assets, respectively.

The table below shows distribution costs charged to each Fund during the past fiscal year.

                                             DISTRIBUTION COSTS

                                 Class A     Class B     Class C    Common Class
                                 -------     -------     -------    ------------

International Equity Fund       $136,766    $ 57,612    $    217     $     44
Developing Markets Fund         $ 44,887    $ 30,488    $     18     $      4

Class D shares of the International Equity Fund are also subject to the Distribution Agreement with the Distributor. The Distributor pays all of the expenses of distributing Class D shares.

      Under the Agreements, the Adviser may make payments to the Distributor from the Adviser's own resources, which may include the management fees paid by the funds. In addition to the concession and maintenance fee paid to dealers or agents, the Distributor will from time to time pay additional compensation to dealers or agents in connection with the sale of shares. Such additional amounts may be utilized, in whole or in part, in some cases together with other revenues of such dealers or agents, to provide additional compensation to registered representatives of such dealers or agents who sell shares of the Funds. On some occasions, such compensation will be conditioned on the sale of a specified minimum dollar amount of the shares of the Funds during a specific period of time. Such incentives may take the form of payment for meals, entertainment, or attendance at educational seminars and associated expenses such as travel and lodging. Such dealer or agent may elect to receive cash incentives of equivalent amounts in lieu of such payments.

                      PURCHASES, REDEMPTIONS, EXCHANGES AND
                           SYSTEMATIC WITHDRAWAL PLAN

The following information supplements that set forth in the International Funds' Prospectus under the headings "How to Buy and Sell Shares," "Other Shareholder Information" and "Additional Shareholder Services."

Purchases

      Shares of the International Funds are offered at the respective net asset value (less any applicable sales charge for Class A shares) per share next determined following receipt of a purchase order in proper form by the International Funds, the International Funds' transfer agent, PFPC, Inc. (the "Transfer Agent"), or by the Distributor, CSAMSI. The International Funds calculate net asset value per share as of the close of the regular session of the New York Stock Exchange, (the "NYSE") which is generally 4:00 p.m. New York City time on each day that trading is conducted on the NYSE. See "Net Asset Value."

      In addition to Class A, Class B, and Class C shares, the International Funds offer Common Class shares and the International Equity Fund offers Class D shares. Purchases of Common Class and Class D shares are offered without any initial sales charge or CDSC. Class D shares are solely available for purchase by employees of Credit Suisse First Boston and its subsidiaries that are eligible to participate in the Employee Savings and Retirement Plan of Credit Suisse First Boston, certain investment advisory or brokerage clients of CSAM or its affiliates, and certain employee benefit plans for employees of CSAM or its affiliates. CSFB employees should contact the CSFB Hotline at 1-800-588-6200 concerning how to purchase Class D shares.

      All shares purchased are confirmed to each shareholder and are credited to such shareholder's account at net asset value and with respect to the Class A shares, less any applicable initial sales charge. As a convenience to the investor and to avoid unnecessary expense to the International Funds, share certificates representing shares of the International Fund purchased are not issued except upon the written request of the shareholder and payment of a fee in the amount of $50 for such share issuance. The International Funds retain the right to waive such fee in their sole discretion. This facilitates later redemption and relieves the shareholder of the responsibility and inconvenience of preventing the share certificates from becoming lost or stolen. No certificates are issued for fractional shares (although such shares remain in the shareholder's account on the books of the International Funds).

      Brokerage firms and other intermediaries which have entered into the appropriate selling or service agreement with the Funds are authorized to accept orders on the Funds' behalf. Shareholders maintaining Fund accounts through brokerage firms and other intermediaries should be aware that such institutions may necessarily set deadlines for receipt of transaction orders from their clients that are earlier than the transaction times of the Fund itself so that the institutions may properly process such orders prior to their transmittal to the Fund or the Distributor. Should an investor place a transaction order with such an intermediary after its deadline, the intermediary may not effect the order with the Fund until the next business day.

Accordingly, an investor should familiarize himself or herself with the deadlines set by his or her institution. (For example, a brokerage firm may accept purchase orders from its customers up to 2:15 p.m. for issuance at the 4:00 p.m. transaction time and price.) A brokerage firm acting on behalf of a customer in connection with transactions in Fund shares is subject to the same legal obligations imposed on it generally in connection with transactions in securities for a customer, including the obligation to act promptly and accurately.

Redemptions

      Shares of the International Funds may be redeemed at a redemption price equal to the net asset value per share, as next computed as of the regular trading session of the NYSE following the receipt in proper form by the International Funds of the shares tendered for redemption, less any applicable contingent deferred sales charge in the case of Class B and Class C shares, and certain redemptions of Class A shares.

      Payment of the redemption price may be made either in cash or in portfolio securities (selected in the discretion of the Trustees and taken at their value used in determining the redemption price), or partly in cash and partly in portfolio securities. However, payments will be made wholly in cash unless the Trustees believe that economic conditions exist which would make such a practice detrimental to the best interest of the International Funds. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the investor in converting the securities to cash. See the Prospectus for a description of the contingent deferred sales charge which may be applicable to certain redemptions.

      For Class A, Class B and Class C shares, to redeem shares, the registered owner or owners should forward a letter to the Transfer Agent containing a request for redemption of such shares at the next determined net asset value per share. Alternatively, the shareholder may elect the right to redeem shares by telephone as described in the Prospectus. If the shares are represented by share certificates, investors should forward the appropriate share certificates, endorsed in blank or with blank stock powers attached, to the Transfer Agent with the request that the shares represented thereby or a portion thereof be redeemed at the next determined net asset value per share. The share assignment form on the reverse side of each share certificate surrendered to the Transfer Agent for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, in the alternative, a stock power signed in the same manner may be attached to the share certificate or certificates, or, where tender is made by mail, separately mailed to the Transfer Agent. The signature or signatures on the assignment form must be guaranteed in the manner described below. Similar procedures are available for Common Class shares, as described in the Prospectus.

      The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered in proper form for redemption, except for any period during which the NYSE is closed (other than customary weekend and holiday closings) or during which trading on the exchange is deemed to be restricted under rules of the SEC, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by an International Fund of its portfolio securities is not reasonably practicable, or as a result of which it is not reasonably practicable for an International Fund to determine the value of its net assets, or for such other period as the SEC may by order permit for the protection of shareholders. Generally, redemptions will be made by payment in cash or by check.

      If the total value of the shares being redeemed exceeds $50,000 (before deducting any applicable contingent deferred sales charge) or a redemption request directs proceeds to a party other than the registered account owner(s), the signature or signatures on the letter or the endorsement must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A broker-dealer guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program. Additional documents may be required for redemption of corporate, partnership or fiduciary accounts.

      The requirement for a guaranteed signature is for the protection of the shareholder in that it is intended to prevent an unauthorized person from redeeming his shares and obtaining the redemption proceeds.

Exchanges

      Class A, Class B, Class C and Common Class shares of an International Fund can be exchanged for shares of the same class of another International Fund, shares of the Money Funds, shares of the same class of the Credit Suisse Warburg Pincus High Income Fund, shares of the same class of Credit Suisse Warburg Pincus Blue Chip Fund, Credit Suisse Warburg Pincus Fixed Income II Fund, Credit Suisse Warburg Pincus Small Company Value Fund, Credit Suisse Warburg Pincus Value Fund and Credit Suisse Warburg Pincus Municipal Trust Fund (the "Credit Suisse Warburg Pincus Capital Funds") and shares of the same class of Credit Suisse Warburg Pincus Strategic Growth Fund and Credit Suisse Warburg Pincus Technology Fund ("Credit Suisse Warburg Pincus Select Funds"). Class A shares may also be exchanged for Common Class shares of other Credit Suisse Warburg Pincus Opportunity Funds, Credit Suisse Warburg Pincus Capital Funds or Credit Suisse Warburg Pincus Select Funds. After about July 1, 2001, Common Class shares of the Credit Suisse Warburg Pincus Funds may be exchanged for Common Class shares of the funds in the Warburg, Pincus family of funds. Shareholders may exchange shares by mail. Shareholders or the shareholders' investment dealer of record may exchange shares by telephone.

      Participants within the Employee Savings and Retirement Plan of Credit Suisse First Boston should contact their plan administrator for information regarding exchanging Class D shares of the International Equity Fund.

      The exchange privilege is available only in those jurisdictions where shares of such Fund may be legally sold. In addition, the exchange privilege is available only when payment for the shares to be redeemed has been made.

      Only those shareholders who have had shares in an International Fund for at least seven days may exchange all or part of those shares for shares of the other International Fund, the Credit Suisse Warburg Pincus High Income Fund, the Money Funds, Capital Funds or Select Funds, and no partial exchange may be made if, as a result, the shareholders' interest in an International Fund would be reduced to less than $250. The minimum initial exchange into another Fund is $1,000.

      Exchanges into any of the Credit Suisse Warburg Pincus Funds are subject to the minimum investment requirements and any other applicable terms set forth in the Prospectus for the Fund whose shares are being acquired. If for these or other reasons the exchange cannot be effected, the shareholder will be so notified.

      The exchange privilege is intended to provide shareholders with a convenient way to switch their investments when their objectives or perceived market conditions suggest a change. The exchange privilege is not meant to afford shareholders an investment vehicle to play short-term swings in the stock market by engaging in frequent transactions in and out of all the Funds. Shareholders who engage in such frequent transactions may be prohibited from or restricted in placing future exchange orders.

      Exchanges of shares are subject to the other requirements of the Fund into which exchanges are made. Annual fund operating expenses for such fund may be higher and a sales charge differential may apply. See "Summary of Credit Suisse Warburg Pincus Fund Expenses" and "Additional Shareholder Services - Exchange Privilege" in the Prospectus for a description of these expense differences.

Systematic Withdrawal Plan

      Shares of an International Fund owned by a participant in the International Funds' systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments. A contingent deferred sales charge which would otherwise be imposed will be waived in connection with redemptions made pursuant to the International Funds' systematic withdrawal plan up to 1% monthly or 3% quarterly of an account not to exceed 12% of total market value over any 12-month rolling period. Systematic withdrawals elected on a semi-annual or annual basis are not eligible for the waiver. See the Prospectus for a description of the contingent deferred sales charge. The systematic withdrawal plan may be terminated at any time by the shareholder or the International Funds.

      Redemption of shares for withdrawal purposes may reduce or even liquidate an account. While an occasional lump sum investment may be made by a shareholder who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000 whichever is less.

                                RETIREMENT PLANS

      Each of the International Funds may be a suitable investment vehicle for part or all of the assets held in various tax sheltered retirement plans, such as those listed below. Semper Trust

Company serves as custodian under these prototype retirement plans and charges an annual account maintenance fee of $15 per participant, regardless of the number of Funds selected. Persons desiring information concerning these plans should write or telephone the International Funds' Transfer Agent. While the International Funds reserve the right to suspend sales of its shares in response to conditions in the securities markets or for other reasons, it is anticipated that any such suspension of sales would not apply to the types of plans listed below.

Individual Retirement Accounts ("IRA")

      The Adviser has available a prototype form of a Traditional IRA for investment in shares of any one or more International Funds. Under the Code, individuals may currently make IRA contributions of up to $2,000 annually. Married individuals filing jointly may contribute up to $2,000 for each spouse if the combined compensation of both spouses is at least equal to the contributed amount. Contributions to an IRA may be wholly or partly tax-deductible, depending upon the contributor's income level and participation in an employer-sponsored retirement plan. The income earned on shares held in an IRA is not subject to federal income tax until withdrawn in accordance with the Code. Investors may be subject to penalties or additional taxes on contributions to or withdrawals from IRAs under certain circumstances. As with tax-deductible contributions, taxes on the income earned from nondeductible IRA contributions will be deferred until distributed from the IRA.

      The Adviser has available a prototype form of the Roth IRA. Unlike Traditional IRA's, contributions to a Roth IRA are not currently deductible. However, the amounts within the Roth IRA accounts will accumulate tax-free, and qualified distributions from the International Funds will not be included in a shareholder's taxable income. An individual may contribute a maximum of $2,000 annually to a Roth IRA ($4,000 for joint returns). However, such limit is calculated in the aggregate with contributions to traditional IRA's. In addition, Roth IRA's are not available to individuals above certain income levels.

      The Adviser also has available a prototype form of the Education IRA for investment in shares of any one or more International Funds. Like the Roth IRA, contributions are not currently deductible. However, the investment earnings accumulate tax-free, and qualifying distributions used for higher education expenses are not taxable. An individual may contribute a maximum of $500 per account annually. In addition, Education IRA's are not available to individuals above certain income levels.

Simplified Employee Pension Plan ("SEP/IRA")

      A SEP/IRA is available for investment and may be established on a group basis by an employer who wishes to sponsor a tax-sheltered retirement program by making IRA contributions on behalf of all eligible employees.

Savings Incentive Match Plan for Employees ("SIMPLE") - SIMPLE IRA and SIMPLE 401(k)

      SIMPLE plans offer employers with 100 or fewer eligible employees who earned at least $5,000 from the employer in the preceding calendar year the ability to establish a retirement plan that permits employee contributions. An employer may also elect to make additional contributions to these Plans. Please telephone the Funds' transfer agent at (800) 225-8011 for more information.

Employer-Sponsored Retirement Plans

      The Adviser has a prototype retirement plan available which provides for investment of plan assets in shares of any one or more International Funds. The prototype retirement plan may be used by sole proprietors and partnerships as well as corporations to establish a tax qualified profit sharing plan or money purchase pension plan (or both) of their own.

      Under the prototype retirement plan, an employer may make annual tax-deductible contributions for allocation to the accounts of the plan participants to the maximum extent permitted by the federal tax law for the type of plan implemented. The Adviser has received favorable opinion letters from the IRS that the prototype retirement plan is acceptable by qualified employers.

Self-Directed Retirement Plans

      Shares of the International Funds may be suitable for self-directed IRA accounts and prototype retirement plans.

                                 NET ASSET VALUE

      Shares of each International Fund will be priced at the net asset value per share as computed each International Fund Business Day in accordance with the International Funds' Agreement and Declaration of Trust and By-Laws. For this purpose, an International Fund Business Day is any day on which the NYSE is open for business, typically, Monday through Friday exclusive of New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day and Good Friday.

      The net asset value of the shares of each International Fund is determined as of the close of the regular session on the NYSE, which is generally at 4:00 p.m., New York City time, on each day that trading is conducted on the NYSE. The net asset value per share is calculated separately for each class, by taking the sum of the value of each International Fund's investments and any cash or other assets, subtracting liabilities, and dividing by the total number of shares outstanding per class. All expenses, including the fees payable to the Adviser, are accrued daily. For net asset value determination purposes, securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rates (determined at 4:00 p.m. London time) or at such rates as the Trustees may determine. As a result, to the extent an International Fund holds securities quoted or denominated in a foreign currency, fluctuations in the value of such currencies in relation to the U.S. dollar will affect the net asset value of such International Fund's shares even though there has not been any change in the value of such securities as quoted in the foreign currency. For purposes of this computation, the securities in each International Fund's portfolio are, except as described below, valued at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other method as the Trustees believe would accurately reflect their fair value.

      Foreign securities trading may not take place on all days on which the NYSE is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Accordingly, the determination of the net asset value of an International Fund's shares may not take place contemporaneously with the determination of the prices of investments held by such International Fund. Events affecting the values of investments that occur between the time their prices are determined and the close of regular trading on the NYSE on each day that the NYSE is open will not be reflected in the net asset value of an International Fund's shares unless the Adviser, under the supervision of such International Fund's Board of Trustees, determines that the particular event would materially affect net asset value. As a result, the net asset value of an International Fund's shares may be significantly affected by such trading on days when a shareholder has no access to such International Fund.

      For purposes of the computation of net asset value, each of the International Funds values securities held in its respective portfolios as follows: readily marketable portfolio securities listed on an exchange are valued, except as indicated below, at the last sale price at the close of the exchange on the business day as of which such value is being determined. However, where a foreign securities market remains open at the time that the Fund values its portfolio securities, or closing prices of securities from that market may not be retrieved because of local time differences or other difficulties in obtaining such prices at that time, last sale prices in such market at a point in time most practicable to timely valuation of the Fund may be used. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Trustees of the International Funds shall determine in good faith to reflect its fair value.

      Readily marketable securities, including certain options, not listed on an exchange but admitted to trading on the National Association of Securities Dealers Automatic Quotations, Inc. ("NASDAQ") National List (the "List") are valued in like manner. Portfolio securities traded on more than one exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

      Readily marketable securities, including certain options traded only in the over-the-counter market and listed securities whose primary market is believed by the Adviser to be over-the-counter (excluding those admitted to trading on the List) are valued at the mean of the current bid and asked prices as reported by such sources as the Trustees of the International Funds deem appropriate to reflect their fair market value. However, fixed-income securities (except short-term securities) may be valued on the basis of prices provided by a pricing service when such prices are believed by the Adviser to reflect the fair market value of such securities. The prices provided by a pricing service are determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities and any developments related to specific securities. Portfolio securities underlying listed call options will be valued at their market price and reflected in net assets accordingly. Premiums received on call options written by an International Fund will be included in the liability section of the Statement of Assets and Liabilities as a deferred credit and subsequently adjusted (marked-to-market) to the current market value of the option written. Investments for which market quotations are not readily available are valued at fair value as determined in good faith by the Trustees of the International Funds.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

      The International Funds intend to distribute to shareholders of the International Funds on an annual basis, substantially all of such respective periods' investment company taxable income, if any, for each respective International Fund. Such distributions generally will be taxable to shareholders as ordinary income for federal income tax purposes.

      Upon a redemption or other disposition of shares of a Fund, a shareholder will generally recognize gain or loss in an amount equal to the difference between the amount realized and the shareholder's tax basis in such shares. Generally, such gain or loss will be capital gain or loss, if the shares are held as capital assets and will be long-term capital gain or loss if the shareholder's holding period for such shares exceeds one year.

      Capital gains, if any, realized by each of the International Funds during their fiscal year will be distributed to the respective shareholders shortly after the end of such fiscal year. Distributions of the International Funds' net capital gain, when designated as such, will be taxable to shareholders as long-term capital gain, regardless of how long the shareholders have held their shares.

      Each income dividend and capital gains distribution, if any, declared by the International Funds on the outstanding shares of any International Fund will, at the election of each shareholder, be paid in cash or reinvested in additional full and fractional shares of that International Fund at the net asset value as of the close of business on the payment date. Such distributions, to the extent they would otherwise be taxable, will be taxable to shareholders regardless of whether paid in cash or reinvested in additional shares. An election to receive dividends and distributions in cash or shares is made at the time of the initial investment and may be changed by notice received by the International Funds from a shareholder at least 30 days prior to the record date for a particular dividend or distribution on shares of each International Fund. There is no charge in connection with the reinvestment of dividends and capital gains distributions.

      For Federal income tax purposes, dividends that are declared by an International Fund in October, November or December of any year and payable to shareholders of record on a specified date in such a month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year in which they were declared. Therefore, such dividends will generally be taxable to a shareholder in the year declared rather than the year paid.

      Shareholders will be advised annually as to the Federal tax status of dividends and capital gains distributions made by each International Fund for the preceding year.

      There is no fixed dividend rate and there can be no assurance that an International Fund will pay any dividends or realize any gains. The amount of any dividend or distribution paid by each International Fund depends upon the realization by the International Fund of income and capital gains from that International Fund's investments. All dividends and distributions will be made to shareholders of an International Fund solely from assets of that International Fund.

      Payment (either in cash or in portfolio securities) received by a shareholder upon redemption of his shares, or an exchange of shares in one International Fund for shares in another fund, assuming the shares constitute capital assets in his hands, will result in long-term or short-term capital gains (or losses) depending upon the shareholder's holding period and basis in respect of shares redeemed. Any loss realized by a shareholder on the sale of International Fund shares held for six months or less will be treated for Federal income tax purposes as a long-term capital loss to the extent of any distributions of long-term capital gains received by the shareholder with respect to such shares. Note that any loss realized on the sale of shares will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before the disposition of such shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

      Each International Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"), as amended, so that it will not be liable for Federal income taxes to the extent that its net taxable income and net capital gains are distributed to shareholders. Accordingly, each International Fund must, among other things, (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the International Fund's assets is represented by cash, cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the International Fund's assets and 10% of the outstanding voting securities of such issuer, and
(ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities) or of two or more issuers which the International Fund controls and which are engaged in the same or related trades or businesses. Foreign currency gains that are not `directly related' to the International Fund's principal business of investing in stock or securities may be excluded by Treasury Regulations from income that counts toward the 90% of gross income requirement described above. The Treasury Department has not yet issued any such regulations.

      Since the International Funds are not treated as a single entity for Federal income tax purposes, the performance of one International Fund will have no effect on the income tax liability of shareholders of another International Fund. A dividend or capital gains distribution with respect to shares of any International Fund held by a tax-deferred or qualified retirement plan, such as an IRA, Keogh Plan or corporate pension or profit sharing plan, will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

      As a regulated investment company, each International Fund will not be subject to Federal income tax on income and gains distributed to shareholders if it distributes at least 90% of its investment company taxable income to shareholders each year but will be subject to tax on its income and gains to the extent that it does not distribute to its shareholders an amount equal to such income and gains. In addition, each International Fund will be subject to a nondeductible 4% excise tax on the excess, if any, of certain required distribution amounts over the amounts actually distributed by that International Fund. To the extent possible, each International Fund intends to make such distributions as may be necessary to avoid this excise tax.

      Some of the investment practices of each International Fund are subject to special provisions that, among other things, may defer the use of certain losses of such International Funds and affect the holding period of the securities held by the International Funds and, particularly in the case of transactions in or with respect to foreign currencies, the character of the gains or losses realized. These provisions may also require the International Fund to mark-to-market some of the positions in their respective portfolios (i.e., treat them as if they were closed out), which may cause such International Funds to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for qualification as a regulated investment company and for avoiding income and excise taxes. Each International Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the International Fund as a regulated investment company.

      The International Funds may make investments denominated in a foreign currency. Gains or losses attributable to dispositions of foreign currency or to foreign currency contracts, or to fluctuations in exchange rates between the time an International Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the International Fund actually collects such income or pays such liabilities, are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on the disposition of debt securities held by an International Fund, if any, denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, also are generally treated as ordinary income or loss. These gains and losses increase or decrease the amount of the International Fund's net investment income available for distribution.

      The International Funds intend to invest in, among other things, foreign securities. If, in connection with such investments, an International Fund owns shares of stock in certain foreign investment entities, referred to as passive foreign investment companies ("PFICs"), such International Fund may be subject to Federal income tax, and additional charges in the nature of interest, on a portion of any "excess distribution" from such company or gain from the disposition of such shares, even if the entire distribution or gain is distributed by the International Fund to its shareholders. If an International Fund were able and elected to treat a PFIC as a "qualified electing fund," in lieu of the treatment described above, such International Fund would be required each year to include in income, the International Fund's pro rata share of the ordinary earnings and net capital gains of the company, whether or not actually received by the International Fund. The Code and proposed Treasury Regulations would each allow certain regulated investment companies to elect to mark-to-market their stock in certain PFICs at the end of each taxable year, whereby the International Funds would include in their taxable income each year any unrealized gain on such PFIC investments. In order to distribute the income includible in an International Fund's income under either election, maintain its qualification as a regulated investment company, and avoid income or excise taxes, such International Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold. In the case of the proposed Treasury Regulations, there can be no assurance that these regulations will be finalized in the form proposed or as to the effective date of any such final regulations.

      If, as is expected, more than 50 % of the value of each International Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, it will be eligible to file an election with the Internal Revenue Service to "pass through" to its shareholders the amount of foreign income taxes (including withholding taxes) paid by such International Fund. Pursuant to this election a shareholder will: (1) include in gross income (in addition to the taxable dividends actually received) the shareholder's pro rata share of the foreign income taxes paid by such International Fund; (2) treat the shareholder's pro rata share of the foreign income taxes paid by such International Fund as paid by the shareholder; and (3) subject to certain limitations, either deduct the pro rata share of such foreign income taxes in computing the shareholder's taxable income or use it as a foreign tax credit against federal income taxes. Each shareholder will be notified within 60 days after the close of an International Fund's taxable year whether the foreign income taxes paid by an International Fund will "pass through" for that year and, if so, such notification will designate the shareholder's portion of the foreign income taxes paid to each country and the portion of dividends that represents income derived from sources derived within each country.

      Generally, an International Fund may not elect to "pass through" to its shareholders foreign tax credits for foreign taxes paid by the Fund if it fails to meet certain holding period requirements with respect to the stock and securities in respect of which such foreign taxes were paid. Moreover, shareholders of the International Funds must also satisfy certain holding period requirements with respect to their shares of the International Funds to be entitled to claim foreign tax credits with respect to dividends received from the International Funds.

      Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's Federal income tax (before the credit) attributable to the shareholder's total foreign source taxable income. For this purpose, the portion of dividends and distributions paid by each International Fund from its foreign source income will be treated as foreign source income. Each International Fund's gains and losses from the sale of securities, and certain currency gains and losses, will generally be treated as derived from United States sources. The limitation on the foreign tax credit is applied separately to foreign source "passive income," such as dividend income. Because of these limitations, a shareholder may be unable to claim a credit for the full amount of the shareholder's proportionate share of foreign income taxes paid by such International Fund. In addition, no deduction for foreign income taxes may be claimed by a shareholder who does not itemize deductions. Shareholders are advised to consult their own tax advisers on the application of the foreign tax credit rules to their own particular circumstances.

      Each International Fund is required to withhold and remit to the U.S. Treasury 31% of the dividends, capital gain distributions or the proceeds of any redemptions or exchanges of shares with respect to any shareholder who fails to furnish the International Funds with a correct taxpayer identification number, who under-reports dividend or interest income or who fails to certify to the International Funds that he or she is not subject to such withholding. An individual's tax identification number is his or her social security number.

      The foregoing is only a brief summary of some of the material U.S. federal income tax considerations generally relating to an investment in the International Funds. It is based upon the Code, applicable Treasury regulations and administrative rulings and pronouncements of the Internal Revenue Service, all as in effect on the date hereof and which are subject to change, possibly with retroactive effect. This summary is directed to investors who are U.S. persons (as determined for U.S. federal income tax purposes) and does not purport to discuss all of the income tax consequences applicable to the International Funds or to all categories of investors, some of whom may be subject to special rules (including dealers in securities, insurance companies, non-U.S. persons and tax-exempt entities). Investors are urged to consult their tax advisers regarding the specific U.S. federal income tax consequences of an investment in the International Funds, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

                             PORTFOLIO TRANSACTIONS

      CSAM is responsible for establishing, reviewing and, where necessary, modifying each Fund's investment program to achieve its investment objective. Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal. Other purchases and sales may be effected on a securities exchange or over-the-counter, depending on where it appears that the best price and execution will be obtained. The purchase price paid by a Fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer's mark-up or mark-down. Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in domestic or foreign over-the-counter markets, but the price of securities traded in over-the-counter markets includes an undisclosed commission or mark-up. U.S. Government Securities are generally purchased from underwriters or dealers, although certain newly issued U.S. Government Securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. No brokerage commissions are typically paid on purchases and sales of U.S. Government Securities.

      In selecting broker-dealers, the Adviser does business exclusively with those broker-dealers that, in the Adviser's judgment, can be expected to provide the best service. The service has two main aspects: the execution of buy and sell orders and the provision of research. In negotiating commissions with broker-dealers, the Adviser will pay no more for execution and research services than it considers either, or both together, to be worth. The worth of execution service depends on the ability of the broker-dealer to minimize costs of securities purchased and to maximize prices obtained for securities sold. The worth of research depends on its usefulness in optimizing portfolio composition and its changes over time. Commissions for the combination of execution and research services that meet the Adviser's standards may be higher than for execution services alone or for services that fall below the Adviser's standards. The Adviser believes that these arrangements may benefit all clients and not necessarily only the accounts in which the particular investment transactions occur that are so executed. Further, the Adviser will only receive brokerage or research service in connection with securities transactions that are consistent with the "safe harbor" provisions of Section 28(e) of the Securities Exchange Act of 1934 when paying such higher commissions. Research services may include research on specific industries or companies, macroeconomic analyses, analyses of national and international events and trends, evaluations of thinly traded securities, computerized trading screening techniques and securities ranking services, and general research services.

      Investment decisions for a Fund concerning specific portfolio securities are made independently from those for other clients advised by the Adviser. Such other investment clients may invest in the same securities as a Fund. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to each client, including a Fund. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold for a Fund. To the extent permitted by law, securities may be aggregated with those to be sold or purchased for a Fund with those to be sold or purchased for such other investment clients in order to obtain best execution.

      All orders for transactions in securities or options on behalf of a Fund are placed by the Adviser with broker-dealers that it selects, including Credit Suisse First Boston ("CSFB"), CSAMSI and affiliates of Credit Suisse. A Fund may utilize CSFB, CSAMSI or affiliates of Credit Suisse in connection with a purchase or sale of securities when the Adviser believes that the charge for the transaction does not exceed usual and customary levels and when doing so is consistent with guidelines adopted by the Board.

      In no instance will portfolio securities be purchased from or sold to CSAM, CSAMSI or CSFB or any affiliated person of the foregoing entities except as permitted by SEC exemptive order or by applicable law. In addition, the Funds will not give preference to any institutions with whom a Fund enters into distribution or shareholder servicing agreements concerning the provision of distribution services or support services.

      If permitted for a Fund, transactions for such Fund may be effected on foreign securities exchanges. In transactions for securities not actively traded on a foreign securities exchange, such Fund will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

      A Fund may participate, if and when practicable, in bidding for the purchase of securities for a Fund's portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. A Fund will engage in this practice, however, only when the Adviser, in its sole discretion, believes such practice to be otherwise in a Fund's interest.

      The tables below show certain information regarding the payment of commissions by the International Funds for the three years ending October 31, 2000.

                                                                                Fiscal Years ended October 31
                                                                             2000            1999*          1998*
Total brokerage commissions incurred by the
Credit Suisse Warburg Pincus Developing Markets Fund...................     $150,870        $51,719      $108,279
Total dollar amount paid to Paribas....................................     $      0        $    0       $  8,832
Percentage of total brokerage commissions paid to Paribas..............            0%            0%         8.16%
Percentage  of aggregate dollar amount of transactions involving the
payment of commissions to Paribas......................................            0%            0%        10.56%

                                                                                Fiscal Years ended October 31
                                                                             2000            1999*          1998*
Total brokerage commissions incurred by the
Credit Suisse Warburg Pincus International Equity II Fund..............     $133,448       $208,096      $198,383
Total dollar amount paid to Paribas....................................     $      0       $    753      $    572
Percentage of total brokerage commissions paid to Paribas..............            0%         0.36%         0.29%
Percentage  of aggregate dollar amount of transactions involving the
payment of commissions to Paribas......................................            0%         0.22%         0.78%

      * DLJ Securities Corporation, formerly an affiliate of the Adviser, and Autranet, Inc., an affiliate of the Adviser, did not receive any amounts of such brokerage commissions.

                               PORTFOLIO TURNOVER

      Each International Fund's average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of such securities owned during the year, excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less. For the year ended October 31, 2000, the portfolio turnover rates for the Developing Markets Fund and the International Equity Fund were 115.4% and 45.2%, respectively. A higher rate involves greater transaction costs to an International Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed.

                       INVESTMENT PERFORMANCE INFORMATION

      Each International Fund may furnish data about its investment performance in advertisements, sales literature and reports to shareholders. "Total return" represents the change in value of $1,000 invested at the maximum public offering price for a period assuming reinvestment of all dividends and distributions.

      Quotations of yield will be based on the investment income per share earned during a particular 30-day period, less expenses accrued during the period ("net investment income") and will be computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                             YIELD = 2[(A-B+ 1)^6-1]
                                        ---
                                        CD

where A = dividends and interest earned during the period, B = expenses accrued for the period (net of any reimbursements), C = the average daily number of shares outstanding during the period that were entitled to receive dividends, and D = the maximum offering price per share on the last day of the period.

      Quotations of average annual total return will reflect only the performance of an investment in any International Fund during the particular time period shown. Each International Fund's total return and current yield may vary from time to time depending on market conditions, the compositions of its portfolio and operating expenses. These factors and possible differences in the methods used in calculating yield should be considered when comparing each International Fund's current yield to yields published for other investment companies and other investment vehicles. Average annual total return and yield should also be considered relative to change in the value of each International Fund's shares and the risks associated with each International Fund's investment objectives, policies and risk considerations. At any time in the future, average annual total returns and yield may be higher or lower than past total returns and yields and there can be no assurance that any historical return or yield will continue.

      From time to time evaluations of performance are made by independent sources that may be used in advertisements concerning each International Fund. These sources include Lipper Inc., Weisenberger Investment Company Service, Barron's, Business Week, Kiplinger's Personal Finance, Financial World, Forbes, Fortune, Money, Personal Investor, Sylvia Porter's Personal Finance, Bank Rate Monitor, Morningstar and The Wall Street Journal.

      In connection with communicating its yield or average annual total return to current or prospective shareholders, each International Fund may also compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indexes which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

      Quotations of each International Fund's average annual total return will represent the average annual compounded rate of return of a hypothetical investment in each International Fund over periods of 1, 5, and 10 years (or up to the life of each International Fund), and are calculated pursuant to the following formula:

                                   P(1+T)^n=ERV

(where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the redeemable value at the end of the period of a $1,000 payment made at the beginning of the period). All average annual total return figures will reflect the deduction of International Fund expenses (net of certain expenses reimbursed by the Adviser) on an annual basis, and will assume that all dividends and distributions are reinvested and will deduct the maximum sales charge, if any is imposed. The International Funds may also quote total return that eliminates any applicable initial sales charge or contingent deferred sales charge.

      For the year ended October 31, 2000, the average annual total return for the Class A and Class B shares of the Developing Markets Fund was -13.67% and -14.29%, respectively, and -1.87%, -2.84% and -1.70% for Class A, Class B and Class D shares, respectively, of the International Equity Fund. Assuming deduction of the maximum sales charge, the average annual total return for the Class A and Class B shares of the Developing Markets Fund was -18.66% and -17.71%, respectively, and -7.49% and -6.24%, respectively, of the International Equity Fund. Because Common Class shares were issued as of August 1, 2000 and Class C shares were issued as of February 28, 2000, no performance information is included for those classes of shares. For the period May 13, 1999 (commencement of offering Class D shares of the International Equity Fund) through October 31, 2000, the total average annual return for Class D shares of the International Equity Fund was 5.80%. For the five year period ended October 31, 2000, the average annual total return for the Class A and Class B shares of the Developing Markets Fund was -1.94% and -2.70%, respectively. For the five year period ended October 31, 2000, the average annual total return for the Class A and Class B shares of the International Equity Fund was 9.03% and 8.18%, respectively. Assuming deduction of the maximum sales charge, the average annual total return for the Class A and Class B shares of the Developing Markets Fund was -3.09% and -2.70%, respectively. Assuming deduction of the maximum sales charge, the average annual total return for the Class A and Class B shares of the International Equity Fund was 7.76% and 8.18%, respectively. Total returns shown reflect the impact of expense waivers and/or reimbursements by the investment advisor. Absent such waivers/reimbursements, total returns would be lower.

                          SHARES OF BENEFICIAL INTEREST

      Set forth below is certain information as to persons who owned 5% or more of a Fund's outstanding shares as of January 31, 2001.

      Credit Suisse Warburg Pincus                            Name and                           Percent
           Opportunity Funds                                  Address                             Owned
      ----------------------------                            --------                           -------

                                                           Balsa and Co.
                                                              Reinvest
      Credit Suisse Warburg Pincus                         P.O. Box 2558
      Developing Markets Fund                          Houston, TX 77252-8340                    15.40%

                                                           Balsa and Co.
                                                              Reinvest
      Credit Suisse Warburg Pincus                         P.O. Box 2558
      International Equity II Fund                     Houston, TX 77252-8340                     6.75%

                                              Donaldson, Lufkin & Jennette Securities
                                                             Corp. Inc.
                                                       Winthrop Trust Company
                                                           P.O. Box 2052
                                                     Jersey City, NJ 07303-9998                   6.48%

                                                       Bankers Trust Company
                                                     Estate of Robert Winthrop
                                                           P.O. Box 9005
                                                       Church Street Station
                                                         New York, NY 10008                       5.52%

------------------
(a) Such Recordholder disclaims beneficial ownership.

      As of the date of this Statement of Additional Information the Trustees and Officers of the Funds as a group owned less than 1% of the outstanding shares of either Fund.

      The Adviser manages accounts over which it has discretionary power to vote or dispose of securities held in such accounts and which accounts hold in the aggregate, as of January 31, 2001, 350,000 shares (21.6%) of the Developing Markets Fund and 1,008,154 shares (19.5%) of the International Equity Fund.

                               GENERAL INFORMATION

Organization and Capitalization

      The Trust was formed on May 31, 1995 as a "business trust" under the laws of the State of Delaware.

      The Agreement and Declaration of Trust provides that no Trustee, officer, employee or agent of the International Funds is liable to the International Funds or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Funds, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. It also provides that all third parties shall look solely to the property of the International Funds or the property of the appropriate International Fund for satisfaction of claims arising in connection with the affairs of an International Fund. With the exceptions stated, the Agreement and Declaration of Trust permits the Trustees to provide for the indemnification of Trustees, officers, employees or agents of the International Funds against all liability in connection with the affairs of the International Funds.

      All shares of the International Funds when duly issued will be fully paid and non-assessable. The Trustees are authorized to re-classify and issue any unissued shares to any number of additional series without shareholder approval. Accordingly, the Trustees in the future, for reasons such as the desire to establish one or more additional International Funds with different investment objectives, policies, risk considerations or restrictions, may create additional series or classes of shares. Any issuance of shares of such additional series would be governed by the 1940 Act and the laws of the State of Delaware.

Counsel and Independent Auditors

      Sullivan & Cromwell, 125 Broad Street, New York, New York 10004, serves as legal counsel for the Credit Suisse Warburg Pincus Opportunity Funds.

      Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, has been appointed as independent auditors for the Credit Suisse Warburg Pincus Opportunity Funds.

Custodian and Transfer Agent

      Citibank, N.A., 111 Wall Street, New York, New York 10043 serves as custodian to the Credit Suisse Warburg Pincus Opportunity Funds.

      PFPC Inc., 211 S. Gulph Road, King of Prussia, PA 19406-3101 serves as Transfer Agent for the Class A, B, C, and D shares of the Credit Suisse Warburg Pincus Opportunity Funds. Boston Financial Data Services, Inc., 66 Brooks Drive, Braintree, MA 02184 serves as Transfer Agent for the Funds' Common Class of shares.

Additional Information

      This Statement of Additional Information does not contain all the information set forth in the Registration Statement filed by the International Funds with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.

Financial Statements

      The audited financial statements of each International Fund for the fiscal year ended October 31, 2000 and the report of the Funds' independent auditors in connection therewith are included in the October 31, 2000 Annual Report to Shareholders. The Annual Report is incorporated by reference into this Statement of Additional Information. You can obtain a copy of the International Funds' Annual Report by writing or calling the International Funds at the address or telephone numbers set forth on the cover of this Statement of Additional Information.

                                    APPENDIX

      The following is a description of the ratings given by Moody's and S&P to corporate bonds.

                           RATINGS OF CORPORATE BONDS

S&P:

      Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated BBB is regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

      Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

      Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB - rating. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB - rating.

      Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B - rating. The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC - debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. The rating C1 is reserved for income bonds on which no interest is being paid. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period had not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Moody's:

      Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds A-1 because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

CREDIT SUISSE WARBURG PINCUS OPPORTUNITY FUNDS
466 LEXINGTON AVENUE, NEW YORK, NEW YORK 10017
Toll Free (800) 225-8011

                      STATEMENT OF ADDITIONAL INFORMATION

February 28, 2001

This Statement of Additional Information relates to the Credit Suisse Warburg Pincus Municipal Money Fund (the "Municipal Fund") and the Credit Suisse Warburg Pincus U.S. Government Money Fund (the "Government Fund" and together with the Municipal Fund, the "Money Funds"). This Statement of Additional Information also relates to the Credit Suisse Warburg Pincus High Income Fund (the "High Income Fund" and together with the Money Funds, the "Funds"). Each Fund is a series of the Credit Suisse Warburg Pincus Opportunity Funds. Each Fund is an open-end, diversified management investment company. This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Funds' current Prospectus, dated February 28, 2001, as supplemented from time to time, which is incorporated herein by reference. A copy of the Prospectus may be obtained by contacting the Funds at the address or telephone number listed above.

                               TABLE OF CONTENTS

STATEMENT OF ADDITIONAL INFORMATION............................................1
w
FUND HISTORY...................................................................4

INVESTMENT POLICIES AND RESTRICTIONS...........................................4

   SECURITIES..................................................................6
   RULE 2A-7 UNDER THE INVESTMENT COMPANY ACT OF 1940.........................11
   OTHER GENERAL INFORMATION ABOUT THE MUNICIPAL FUND.........................12
   OTHER GENERAL INFORMATION ABOUT THE HIGH INCOME FUND.......................12
   FUNDAMENTAL INVESTMENT RESTRICTIONS........................................14

MANAGEMENT....................................................................16

   COMPENSATION TABLE.........................................................18
   ADVISER....................................................................19

EXPENSES OF THE FUNDS.........................................................22

   GENERAL....................................................................22
   DISTRIBUTION AGREEMENT.....................................................22

PURCHASES, REDEMPTIONS AND EXCHANGES..........................................24

   PURCHASES..................................................................24
   REDEMPTIONS................................................................26
   EXCHANGES..................................................................26

RETIREMENT PLANS..............................................................28

   INDIVIDUAL RETIREMENT ACCOUNTS ("IRA").....................................28
   SIMPLIFIED EMPLOYEE PENSION PLAN ("SEP/IRA")...............................29
   SAVINGS INCENTIVE MATCH PLAN FOR EMPLOYEES ("SIMPLE")
      - SIMPLE IRA AND SIMPLE 401(K)..........................................29
   SELF-DIRECTED RETIREMENT PLANS.............................................29

NET ASSET VALUE...............................................................29

DIVIDENDS, DISTRIBUTIONS AND TAXES............................................32

PORTFOLIO TRANSACTIONS........................................................36

INVESTMENT PERFORMANCE INFORMATION............................................37

   YIELD......................................................................38
   EFFECTIVE YIELD............................................................38
   TAX-EQUIVALENT YIELD.......................................................38

TAX-EXEMPT INCOME VS. TAXABLE INCOME..........................................39

SHARES OF BENEFICIAL INTEREST.................................................41

   MUNICIPAL MONEY FUND.......................................................41
   NAME AND ADDRESS...........................................................41

GENERAL INFORMATION...........................................................42
   ORGANIZATION AND CAPITALIZATION............................................42

   COUNSEL AND INDEPENDENT AUDITORS...........................................42
   ADDITIONAL INFORMATION.....................................................42
   CUSTODIAN AND TRANSFER AGENT...............................................43
   FINANCIAL STATEMENTS.......................................................43

APPENDIX A  SECURITIES RATINGS.................................................1

      Ratings of Municipal Obligations.......................................A-1
      Commercial Paper Ratings...............................................A-2
      Ratings of Corporate Bonds.............................................A-2
      Moody's................................................................A-3

APPENDIX B.....................................................................1


DESCRIPTION OF MUNICIPAL SECURITIES..........................................B-1

                                  FUND HISTORY

      Credit Suisse Warburg Pincus Opportunity Funds (previously the DLJ Opportunity Funds) was formed on May 31, 1995 as a business trust under the laws of the state of Delaware. Its shares are currently divided into five series, the Credit Suisse Warburg Pincus High Income Fund, each Money Fund, the Credit Suite Warburg Pincus Developing Markets Fund and the Credit Suisse Warburg Pincus International Equity II Fund. This Statement of Additional Information is for the Money Funds and the High Income Fund. The Money Funds commenced operations on February 24, 1997 and the High Income Fund commenced operations March 8, 1999. The Credit Suisse Warburg Pincus Opportunity Funds have an unlimited number of authorized shares of beneficial interest, par value $.001 per share, which may, without shareholder approval, be divided into an unlimited number of series and an unlimited number of classes.

      The Board of Trustees of the Credit Suisse Warburg Pincus Opportunity Funds has approved, subject to shareholder approval at a special meeting of shareholders scheduled for March 23, 2001, the transfer to the Warburg, Pincus Emerging Markets Fund, Inc. of all of the assets and liabilities of the Credit Suisse Warburg Pincus Developing Markets Fund in exchange for shares of the Warburg, Pincus Emerging Markets Fund, Inc.

      The Warburg, Pincus Emerging Markets Fund, Inc. has an investment objective and strategies substantially similar to the investment objective and strategies of the Credit Suisse Warburg Pincus Developing Markets Fund. Shareholders of the Credit Suisse Warburg Pincus Developing Markets Fund would receive on a tax-free basis shares of the Warburg, Pincus Emerging Markets Fund, Inc. with the same net asset value as their shares of the Credit Suisse Warburg Pincus Developing Markets Fund. The investment advisory fees of the Warburg, Pincus Emerging Markets Fund, Inc. would be the same as the Credit Suisse Warburg Pincus Developing Markets Fund, and Credit Suisse Asset Management, LLC ("CSAM" or the "Adviser") has agreed to reimburse expenses of the Warburg, Pincus Emerging Markets Fund, Inc. as necessary so that for the two-year period following the consummation of the acquisition the annualized expense ratio of the Credit Suisse Warburg Pincus Developing Markets Fund would not increase above its expense ratio for the 60-day period prior to consummation of the acquisition. The acquisition would be consummated promptly after receipt of shareholder approval.

                      INVESTMENT POLICIES AND RESTRICTIONS

      The following investment policies and restrictions supplement should be read in conjunction with the information set forth under the heading "Credit Suisse Warburg Pincus Funds' Investment Objectives and Policies" in the Funds' Prospectus. Except as noted in the Prospectus and this Statement of Additional Information, the Funds' investment policies are not fundamental and may be changed by the Trustees of the Funds without shareholder approval; however, shareholders will be notified prior to a significant change in such policies. The Funds' investment restrictions which are fundamental and may not be changed without shareholder approval are indicated under "Fundamental Investment Restrictions" in this Statement of Additional Information.

      It is the policy of the Municipal Fund to seek maximum current income, consistent with liquidity and safety of principal, that is exempt from Federal income taxes by investing principally in municipal securities; it is the policy of the Government Fund to seek maximum current income, consistent with liquidity and safety of principal, by investing in a portfolio of U.S. Government securities. It is the policy of both Money Funds to declare the net investment income associated with their investments as a daily dividend to maintain the net asset value of the Funds at $1.00. (See "Net Asset Value" and "Dividends, Distributions and Taxes.") In addition, one or both of the Funds may invest in the securities described below.

      It is the policy of the High Income Fund to seek a high level of current income and as a secondary investment objective, of capital appreciation. The High Income Fund seeks to achieve its objective by investing in fixed income securities, including corporate bonds and notes, that are rated in the lower rating categories of the established rating services (Baa or lower by Moody's Investors Service, Inc. ("Moody's") and BBB or lower by Standard & Poor's Ratings Group ("S&P").

The Prospectus indicates what securities a particular Fund may invest in, or may be limited in investing in, which may include the following securities.

                                   Securities

      U.S. Government Obligations. The Funds may purchase marketable obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities. These include issues of the United States Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities established under the authority of an act of Congress, including variable rate obligations such as floating rate notes. The latter issues include, but are not limited to, obligations of the Bank for Cooperatives, Federal Financing Bank, Federal Home Loan Bank, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association and Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the United States Treasury, others are supported by the right of the issuer to borrow from the Treasury, and still others are supported only by the credit of the agency or instrumentality.

      Repurchase Agreements. The Funds may enter into "repurchase agreements" with member banks of the Federal Reserve System, "primary dealers" (as designated by the Federal Reserve Bank of New York) in such securities, any domestic or foreign broker/dealer which is recognized as a reporting government securities dealer or any other counterparty allowable under Rule 2a-7 of the Investment Company Act of 1940 (the "Act"). Repurchase agreements permit the Funds to keep all of their assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Funds require continual maintenance of collateral with an approved custodian in an amount equal to, or in excess of, the market value of the securities which are the subject of a repurchase agreement. In the event a vendor defaults on its repurchase obligation, the Funds might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the vendor becomes the subject of bankruptcy proceedings, the Funds might be delayed in selling the collateral. Pursuant to 1940 Act, a repurchase agreement is deemed to be an acquisition of the underlying securities provided that the obligation of the seller to repurchase the securities from the Funds is collateralized fully (as defined in such Rule). Accordingly, the vendor of a fully collateralized repurchase agreement is deemed to be the issuer of the underlying securities.

      Reverse Repurchase Agreements. The Funds may also enter into reverse repurchase agreements. Under a reverse repurchase agreement, the Funds would sell securities and agree to repurchase them at a mutually agreed upon date and price. At the time the Funds enter into a reverse repurchase agreement, they would establish and maintain with an approved custodian a segregated account containing liquid securities having a value not less than the repurchase price. Reverse repurchase agreements involve the risk that the market value of the securities subject to such agreement could decline below the repurchase price to be paid by the Funds for such securities. In the event the buyer of securities under a reverse repurchase agreement filed for bankruptcy or became insolvent, such buyer or receiver would receive an extension of time to determine whether to enforce the Funds' obligations to repurchase the securities and the Funds' use of the proceeds of the reverse repurchase agreement could effectively be restricted pending such decision. Reverse repurchase agreements create leverage, a speculative factor, but are not considered senior securities by the Funds or the Securities and Exchange Commission to the extent liquid debt securities are segregated in an amount at least equal to the amount of the liability.

      When-Issued and Delayed-Delivery Securities. The Funds may, to the extent consistent with their other investment policies and restrictions, enter into forward commitments for the purchase or sale of securities, including on a "when-issued" or "delayed-delivery" basis, in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a when, as and if issued security.

      When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally ten days to a month, or more, after the date of the commitment. While the Funds will only enter into a forward commitment with the intention of actually acquiring the security, the Funds may sell the security before the settlement date if it is deemed advisable.

      Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Funds prior to the settlement date. The Funds will segregate with their custodian cash or liquid debt securities in an aggregate amount at least equal to the amount of their respective outstanding forward commitments.

      Standby Commitments. The Municipal Fund may purchase municipal securities together with the right to resell them to the seller at an agreed-upon price or yield within specified periods prior to their maturity dates. Such a right to resell is commonly known as a "standby commitment," and the aggregate price which the Municipal Fund pays for securities with a standby commitment may be higher than the price which otherwise would be paid. The primary purpose of this practice is to permit the Municipal Fund to be as fully invested as practicable in municipal securities while preserving the necessary flexibility and liquidity to meet unanticipated redemptions. In this regard, the Municipal Fund acquires standby commitments solely to facilitate liquidity and does not exercise its rights thereunder for trading purposes. Since the value of a standby commitment is dependent on the ability of the standby commitment writer to meet its obligation to repurchase, the Municipal Fund's policy is to enter into standby commitment transactions only with municipal securities dealers which are determined to present minimal credit risks.

      The acquisition of a standby commitment does not affect the valuation or maturity of the underlying municipal securities which continue to be valued in accordance with the amortized cost method. Standby commitments acquired by the Municipal Fund are valued at zero in determining net asset value. Where a Municipal Fund pays directly or indirectly for a standby commitment, its cost is reflected as unrealized depreciation for the period during which the commitment is held. Standby commitments do not affect the average weighted maturity of the Municipal Fund's portfolio of securities.

      The Municipal Fund may only invest up to 10% of its net assets, in the aggregate, in standby commitments, when-issued securities, delayed-delivery securities and other illiquid securities.

      Municipal Securities. The term "municipal securities," as used in the Prospectus and this Statement of Additional Information, means obligations issued by or on behalf of states, territories, and possessions of the United States or their political subdivisions, agencies and instrumentalities, the interest from which is exempt (subject to the alternative minimum tax - as later described) from Federal income taxes. The municipal securities in which the Municipal Fund invests are limited to those obligations which at the time of purchase are:

      1.    Backed by the full faith and credit of the United States; or

      2. Municipal notes rated MIG-1 or MIG-2 and VMIG-1 or VMIG-2, by Moody's or SP-1 or SP-2 by S&P, or, if not rated, are of equivalent investment quality as determined by the Municipal Fund's adviser; or

      3. Municipal bonds rated Aa or higher by Moody's, AA- or higher by S&P or, if not rated, are of equivalent investment quality as determined by the Municipal Funds' adviser; or

      4. Other types of municipal securities, provided that such obligations are rated Prime-1 by Moody's, A-1 or higher by S&P or, if not rated, are of equivalent investment quality as determined by the Municipal Fund's adviser

See Appendix A for a description of municipal ratings and Appendix B for a description of municipal securities.

      Alternative Minimum Tax. The Municipal Fund may invest without limitation in tax-exempt municipal securities subject to the alternative minimum tax (the "AMT"). Under current Federal income tax law, (1) interest on tax-exempt municipal securities issued after August 7, 1986 which are "specified private activity bonds," and the proportionate share of any exempt-interest dividend paid by a regulated investment company which receives interest from such specified private activity bonds will be treated as an item of tax preference for purposes of the AMT imposed on individuals and corporations, though for regular Federal income tax purposes, such interest will remain fully tax-exempt, and (2) interest on all tax-exempt obligations will be included in "adjusted current earnings" for corporations for AMT purposes. Such private activity bonds ("AMT-Subject Bonds") have provided, and may continue to provide, somewhat higher yields than other comparable municipal securities.

      Investors should consider that, in most instances, no state, municipality or other governmental unit with taxing power will be obligated with respect to AMT-Subject Bonds. AMT-Subject Bonds are in most cases revenue bonds and do not generally have the pledge of the credit or the taxing power, if any, of the issuer of such bonds. AMT-Subject Bonds are generally limited obligations of the issuer supported by payments from private business entities and not by the full faith and credit of a state or any governmental subdivision. Typically the obligation of the issuer of an AMT-Subject Bond is to make payments to bond holders only out of, and to the extent of, payments made by the private business entity for whose benefit the AMT-Subject Bonds were issued. Payment of the principal and interest on such revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. It is not possible to provide specific detail on each of these obligations in which Municipal Fund assets may be invested.

      While the Municipal Fund may invest without limitation in securities subject to AMT, the AMT affects only a small percentage of all taxpaying investors.

      Taxable Securities for the Municipal Fund. The Municipal Fund is, and expects to be, largely invested in municipal securities, but may elect to invest up to 20% of its total assets in taxable money market securities when such action is deemed to be in the best interests of shareholders. Such taxable money market securities also are limited to remaining maturities of 397 days or less at the time of the Municipal Fund's investment, and the Municipal Fund's municipal and taxable securities are maintained at a dollar-weighted average of 90 days or less.

      Variable Rate Obligations. The interest rate payable on certain municipal securities in which the Municipal Fund may invest, called "variable rate" obligations, is not fixed and may fluctuate based upon changes in market rates. The interest rate payable on a variable rate municipal security is adjusted either at pre-designated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. Other features may include the right of the Municipal Fund to demand prepayment of the principal amount of the obligation prior to its stated maturity and the right of the issuer to prepay the principal amount prior to maturity. The main benefit of a variable rate municipal security is that the interest rate adjustment minimizes changes in the market value of the obligation. As a result, the purchase of variable rate municipal securities enhances the ability of the Municipal Fund to maintain a stable net asset value per share and to sell an obligation prior to maturity at a price approximating the full principal amount. The payment of principal and interest by issuers of certain municipal securities purchased by the Municipal Fund may be guaranteed by letters of credit or other credit facilities offered by banking or other financial institutions. Such guarantees will be considered in determining whether a municipal security meets the Municipal Fund's investment quality requirements.

      Variable rate obligations purchased by the Municipal Fund may include participation interests in variable rate industrial development bonds. Purchase of a participation interest gives the Municipal Fund an undivided interest in certain such bonds. The Municipal Fund can exercise the right, on not more than 30 days' notice, to sell such an instrument back to the financial institution from which it purchased the instrument and, if applicable, draw on the letter of credit for all or any part of the principal amount of the Municipal Fund's participation interest in the instrument, plus accrued interest, but will do so only (i) as required to provide liquidity to the Municipal Fund, (ii) to maintain a high quality investment portfolio, or (iii) upon a default under the terms of the demand instrument. Financial institutions retain portions of the interest paid on such variable rate industrial development bonds as their fees for servicing such instruments and the issuance of related letters of credit and repurchase commitments. No single financial institution will issue its letters of credit with respect to variable rate obligations or participation interests therein covering more than the allowable percentage of the total assets of the Municipal Fund pursuant to Rule 2a-7 of the Act. The Municipal Fund will not purchase participation interests in variable rate industrial development bonds unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by the Municipal Fund from the bonds in which it holds participation interests is exempt from Federal income taxes. The Municipal Fund's adviser will monitor the pricing, quality and liquidity of variable rate demand obligations and participation interests therein held by the Municipal Fund on the basis of published financial information, rating agency reports and other research services to which the adviser may subscribe.

      Municipal Leases and Participations Therein. These are obligations in the form of a lease or installment purchase which is issued by state and local governments to acquire equipment and facilities. Income from such obligations is exempt from local and state taxes in the state of issuance. "Participations" in such leases are undivided interests in a portion of the total obligation. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. The constitutions and statutes of all states contain requirements that the state or a municipality must meet to incur debt. These often include voter referenda, interest rate limits and public sale requirements. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis.

      In addition to the "non-appropriation" risk, municipal leases have additional risk aspects because they represent a relatively new type of financing that has not yet developed in many cases the depth of marketability and liquidity associated with conventional bonds; moreover, although the obligations will be secured by the leased equipment, the disposition of the equipment in the event of non-appropriation or foreclosure might, in some cases, prove difficult. In addition, in certain instances the tax-exempt status of the obligations will not be subject to the legal opinion of a nationally recognized "bond counsel," as is customarily required in larger issues of municipal obligations. However, in all cases the Municipal Fund will require that a municipal lease purchased by the Municipal Fund be covered by a legal opinion (typically from the issuer's counsel) to the effect that, as of the effective date of such lease, the lease is the valid and binding obligation of the governmental issuer.

      Municipal leases and participations will be purchased pursuant to analysis and review procedures which the Municipal Fund's adviser believes will minimize risks to shareholders. It is possible that more than 5% of the Municipal Fund's net assets will be invested in municipal leases which have been determined by the Municipal Fund's adviser to be liquid securities. When evaluating the liquidity of a municipal lease, the investment adviser considers all relevant factors including frequency of trading, availability of quotations, the number of dealers and their willingness to make markets, the nature of trading activity and the assurance that liquidity will be maintained. With respect to unrated municipal leases, credit quality is also evaluated.

      General. Net income to shareholders is aided both by the Funds' ability to make investments in large denominations and by its efficiencies of scale. Also, the Money Funds may seek to improve its income by selling certain portfolio securities prior to maturity in order to take advantage of yield disparities that occur in money markets. The market value of the Funds' investments tends to decrease during periods of rising interest rates and to increase during intervals of falling rates.

               Rule 2a-7 Under the Investment Company Act of 1940

      The Money Funds will comply with Rule 2a-7 under the Act, as amended from time to time, including the diversity, quality and maturity limitations imposed by the Rule.

      Currently, pursuant to Rule 2a-7, the Money Funds may invest only in "eligible securities," as that term is defined in the Rule. Generally, an eligible security is a security that (i) is denominated in U.S. Dollars and has a remaining maturity of 397 days or less; (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by two nationally recognized statistical rating organizations ("Rating Organizations") or, if only one has issued a rating, by that Rating Organization; and (iii) has been determined by the Money Funds' adviser to present minimal credit risks. A security that originally had a maturity of greater than 397 days is an eligible security if its remaining maturity at the time of purchase is 397 calendar days or less and the issuer has outstanding short-term debt that would be an eligible security. Unrated securities may also be eligible securities if the Money Funds' adviser determines that they are of comparable quality to a rated eligible security pursuant to guidelines approved by the Trustees. A description of the ratings of some Rating Organizations appears in Appendix A attached hereto.

      The Money Funds may not invest in the securities of any one issuer other than the United States Government, its agencies or instrumentalities in violation of Rule 2a-7. In addition, the Money Funds may not invest in a security that has received, or is deemed comparable in quality to a security that has received, the second highest rating by the requisite number of Rating Organizations (a "second tier security") if immediately after the acquisition thereof the Money Funds would have invested more than (A) the greater of one percent of its total assets or one million dollars in securities issued by that issuer which are second tier securities, or (B) five percent of its total assets in second tier securities.

      Securities with a settlement of more than seven days from the date of purchase, as calculated pursuant to Rule 2a-7, are considered by the Securities and Exchange Commission to be illiquid securities in an open-end investment company. The Money Funds are restricted to invest no more than 10% of their net assets in illiquid securities.

               Other General Information About the Municipal Fund

      Yields on municipal securities are dependent on a variety of factors, including the general condition of the money market and of the municipal bond and municipal note market, the size of a particular offer, the maturity of the obligation and the rating of the issue. Municipal securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities. (An increase in interest rates will generally reduce the market value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments.) The achievement of the Municipal Fund's investment objectives is dependent in part on the continuing ability of the issuers of municipal securities in which the Municipal Fund invests to meet their obligations for the payment of principal and interest when due. Municipal securities historically have not been subject to registration with the Securities and Exchange Commission, although there have been proposals which would require registration in the future. The Municipal Fund may seek to improve income by selling certain securities prior to maturity in order to take advantage of yield disparities that occur in securities markets.

      Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Code. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal of, and interest on, its municipal securities may be materially affected.

              Other General Information About the High Income Fund

      Lower Grade Securities. Lower grade securities are regarded as being predominantly speculative as to the issuer's ability to make payments of principal and interest. Investment in such securities involves substantial risk. Lower grade securities are commonly referred to as "junk bonds." Issuers of lower grade securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher-rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of lower grade securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During periods of economic downturn, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. Therefore, there can be no assurance that in the future there will not exist a higher default rate relative to the rates currently existing in the market for lower grade securities. The risk of loss due to default by the issuer is significantly greater for the holders of lower grade securities because such securities may be unsecured and may be subordinate to other creditors of the issuer. Other than with respect to distressed securities, discussed below, the lower grade securities in which the High Income Fund may invest do not include instruments which, at the time of investment, are in default or the issuers of which are in bankruptcy. However, there can be no assurance that such events will not occur after the High Income Fund purchases a particular security, in which case the High Income Fund may experience losses and incur costs.

      Lower grade securities frequently have call or redemption features that would permit an issuer to repurchase the security from the High Income Fund. If a call were exercised by the issuer during a period of declining interest rates, the High Income Fund is likely to have to replace such called security with a lower yielding security, thus decreasing the net investment income to the High Income Fund and dividends to shareholders.

      Lower grade securities are considered to be more volatile than higher-rated fixed-income securities, so that adverse economic events may have a greater impact on the prices of lower grade securities than on higher-rated fixed income securities. Factors adversely affecting the market value of such securities are likely to affect adversely the High Income Fund's net asset value. The difference between the yields paid by lower grade securities and investment grade bonds (i.e., the "spread") varies over time depending on the demand for lower grade securities. To the extent the spread increases, the value of lower grade securities in the High Income Fund's portfolio could be adversely affected.

      Like higher-rated fixed-income securities, lower grade securities generally are purchased and sold through dealers who make a market in such securities for their own accounts. However, there are fewer dealers in the lower grade securities market, which market may be less liquid than the market for higher-rated fixed-income securities, even under normal economic conditions. Also, there may be significant disparities in the prices quoted for lower grade securities by various dealers. As a result, during periods of high demand in the lower grade securities market, it may be difficult to acquire lower grade securities appropriate for investment by the High Income Fund. Adverse economic conditions and investor perceptions thereof (whether or not based on economic reality) may impair liquidity in the lower grade securities market and may cause the prices the High Income Fund receives for its lower grade securities to be reduced. In addition, the High Income Fund may experience difficulty in liquidating a portion of its portfolio when necessary to meet the High Income Fund's liquidity needs or in response to a specific economic event such as deterioration in the credit-worthiness of the issuers. Under such conditions, judgment may play a greater role in valuing certain of the High Income Fund's portfolio instruments than in the case of instruments trading in a more liquid market. In addition, the High Income Fund may incur additional expense to the extent that it is required to seek recovery upon a default on a portfolio holding or to participate in the restructuring of the obligation.

      Distressed Securities As a component of the High Income Fund's investment in "junk bonds," the High Income Fund may invest up to 20% of its total assets in distressed securities. Investment in distressed securities is speculative and involves significant risk. Distressed securities frequently do not produce income while they are outstanding and may require the High Income Fund to bear certain extraordinary expenses in order to protect and recover its investment. Therefore, to the extent the High Income Fund pursues its secondary objective of capital appreciation through investment in distressed securities, the High Income Fund's ability to achieve current income for shareholders may be diminished.

      Non-U.S. Securities The High Income Fund may invest up to 30% of its total assets in securities of non-U.S. issuers or that are denominated in various foreign currencies and multinational foreign currency units. Investing in securities of non-U.S. issuers and securities denominated in foreign currencies involves certain risks not involved in domestic investments, including, but not limited to, fluctuations in foreign exchange rates, future foreign political and economic developments, different legal and accounting systems and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Securities prices in different countries are subject to different economic, financial, political and social factors. In addition, with respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, difficulty in obtaining or enforcing a court judgment, economic, political or social instability or diplomatic developments that could affect investments in those countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Certain non-U.S. investments also may be subject to foreign withholding taxes. These risks often are heightened for investments in smaller, emerging capital markets.

      As a result of these potential risks, the High Income Fund's adviser may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country. The High Income Fund may invest in countries in which foreign investors, including the Adviser, have had no or limited prior experience.

See the Appendix for a further description of securities ratings.

                       Fundamental Investment Restrictions

      The following fundamental investment restrictions are applicable to each of the Funds and may not be changed with respect to a Fund without the approval of a majority of the shareholders of that Fund. This means an affirmative vote of the holders of (a) 67% or more of the shares of that Fund represented at a meeting at which more than 50% of the outstanding shares of the Fund are represented or (b) more than 50% of the outstanding shares of that Fund, whichever is less. Except as set forth in the Prospectus and this Statement of Additional Information, all other investment policies or practices are considered by each Fund not to be fundamental and accordingly may be changed without shareholder approval. If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

      Briefly, these fundamental restrictions provide that each Fund may not:

            (1) Invest 25% or more of the value of its total assets in any one industry, other than the United States Government, or any of its agencies or instrumentalities, provided that, for purposes of this policy, consumer finance companies, industrial finance companies and gas, electric, water and telephone utility companies are each considered to be separate industries;

            (2) Issue senior securities, except as permitted under the Investment Company Act of 1940;

            (3) Make loans of money or property to any person, except through loans of portfolio securities, the purchase of fixed income securities consistent with the Funds' investment objective and policies or the acquisition of securities subject to repurchase agreements. The High Income Fund may lend its portfolio securities in an amount not to exceed 33 1/3% of the value of its total assets;

            (4) Underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities the Funds may be deemed to be an underwriter;

            (5) Purchase real estate or interests therein unless acquired as a result of ownership from investing in securities or other instruments (but this shall not prevent the Funds from investing in securities or other interests backed by real estate or securities of companies engaged in the real estate business);

            (6) Purchase or sell commodities or commodities contracts except for purposes, and only to the extent, permitted by applicable law without the Funds becoming subject to registration with the Commodity and Futures Trading Commission as a commodity pool;

            (7) Make any short sale of securities except in conformity with applicable laws, rules and regulations and unless, giving effect to such sale, the market value of all securities sold short does not exceed 25% of the value of the Money Fund's total assets and the Money Fund's aggregate short sales of a particular class of securities does not exceed 25% of then outstanding securities of that class; and

            (8) Borrow money, except that the Funds may (i) borrow money for temporary or emergency purposes (not for leveraging or investment) and (ii) engage in reverse repurchase agreements for any purpose; provided that (i) and (ii) in combination do not exceed 33 1/3% of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Saturdays, Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

                                   MANAGEMENT

      The Trustees and principal officers of the Funds, their ages and their primary occupations during the past five years are set forth below. Unless otherwise specified, the address of each such person is 466 Lexington Avenue, New York, New York 10017. Those Trustees whose names are preceded by an asterisk are "interested persons" of the Funds as defined by Section 2(a)(19) of the Act.

      *G. Moffett Cochran, 49, Chairman of the Board of Trustees and President of the Credit Suisse Warburg Pincus Opportunity Funds, Credit Suisse Warburg Pincus Capital Funds, Credit Suisse Warburg Pincus Select Funds and DLJ High Yield Bond Fund, is President and Managing Director of the adviser to the Credit Suisse Warburg Pincus Opportunity Funds, CSAM; former Chairman of DLJ Asset Management Group, Inc. ("DLJAM"), with which he was associated since prior to 1993. Prior to his association with the Funds and the Adviser, Mr. Cochran was a Senior Vice President with Bessemer Trust Companies.

      Robert E. Fischer, 70, Trustee of the Credit Suisse Warburg Pincus Opportunity Funds, Credit Suisse Warburg Pincus Capital Funds, Credit Suisse Warburg Pincus Select Funds and DLJ High Yield Bond Fund, has been a Partner of the law firm Wolf, Block, Schorr and Solis-Cohen LLP (or its predecessor firm) since prior to 1993.

      Stig Host, 74, Trustee Chairman of the Board of Kriti Exploration, Inc., International Energy Corp. and International Marine Sales, Inc., a Trustee of the Credit Suisse Warburg Pincus Opportunity Funds, Credit Suisse Warburg Pincus Capital Funds, Credit Suisse Warburg Pincus Select Funds, DLJ High Yield Bond Fund, Alliance International Fund, Alliance Global Environmental Fund, Alliance New Europe Fund, Alliance All-Asia Investment Fund, Alliance Developing Markets Fund, Alexander Host Foundation and American Scandinavian Foundation. His address is 103 Oneida Drive, Greenwich, CT 06830.

      *Martin Jaffe, 53, Trustee, Vice President, Secretary and Treasurer of the Credit Suisse Warburg Pincus Opportunity Funds, Credit Suisse Warburg Pincus Capital Funds, Credit Suisse Warburg Pincus Select Funds and DLJ High Yield Bond Fund, is a Managing Director, Chief Financial Officer and Member of the Management Committee of the Adviser; former Chief Operating Officer of DLJAM, with which he was associated since prior to 1993.

      Wilmot H. Kidd III, 58, Trustee of the Credit Suisse Warburg Pincus Opportunity Funds, Credit Suisse Warburg Pincus Capital Funds, Credit Suisse Warburg Pincus Select Funds and DLJ High Yield Bond Fund, has been President of Central Securities Corporation since prior to 1993.

      Peter F. Krogh, 64, Trustee of the Credit Suisse Warburg Pincus Opportunity Funds, Credit Suisse Warburg Pincus Capital Funds, Credit Suisse Warburg Pincus Select Funds and DLJ High Yield Bond Fund; Dean Emeritus and Distinguished Professor of International Affairs, School of Foreign Service, Georgetown University, Washington, D.C. with which he has been associated since 1992. He is moderator of "Great Decisions", a foreign affairs television series, author of numerous articles relating to international issues for professional publications and serves on the board of the Carlisle Companies and several world affairs organizations. His address is 3417 N. Street NW, Washington, DC 20007.

      John J. Sheehan, 69, Trustee of the Credit Suisse Warburg Pincus Opportunity Funds, Credit Suisse Warburg Pincus Capital Funds, Credit Suisse Warburg Pincus Select Funds and DLJ Yield Bond Fund; Trustee Consultant to Financial Data Processing with which he has been associated since prior to 1990. His address is 4 Bennington Place, Newton, PA 18940.

      Brian A. Kammerer, 43, Vice President of the Credit Suisse Warburg Pincus Opportunity Funds and is a Director of the Adviser, which he joined as a result of Credit Suisse's acquisition of DLJ; former Senior Vice President of DLJAM with which he was associated since prior to 1993.

      Richard Lindquist, 40, portfolio manager of the Credit Suisse Warburg Pincus High Income Fund, is a Managing Director of CSAM and heads their high yield investment team. Mr. Lindquist joined CSAM in 1995 as a result of CSAM's acquisition of CS First Boston Investment Corp., which he joined in 1989. Previously, he managed high yield portfolios at Prudential Insurance Company of America and a high yield mutual fund at T. Rowe Price Associates. Mr. Lindquist also assumed the role of portfolio manager for the DLJ High Yield Bond Fund, a closed-end high yield fund. Mr. Lindquist is a Chartered Financial Analyst.

      To rationalize the management of the Funds and the Warburg Pincus family of funds managed by CSAM ("Warburg Pincus Funds"), CSAM has proposed, and the Board of Trustees has approved for submission to shareholders at a meeting scheduled for March 23, 2001 the replacement of all the current Trustees of the Funds, other than Peter F. Krogh, with trustees of the Warburg Pincus Funds. Additionally, the Board of Trustees has appointed James P. McCaughan as Chairman of the Trust, effective March 23, 2001.

      The following table sets forth certain information regarding compensation of the Funds' Trustees and officers. No executive officer or person affiliated with the Funds will receive compensation from the Funds.

                               Compensation Table

                                                                                                 Total
                                                         Pension or                          Compensation
                                                         Retirement          Estimated        From Trust
                                   Aggregate          Benefits Accrued        Annual           and Fund
                                   Compensation       as Part of Trust     Benefits Upon     Complex Paid
Name and Position                  From Trust(1)          Expenses          Retirement      to Trustees(2)
G. Moffett Cochran,
     Trustee                         $    0                None                 None            $     0
Robert E. Fischer,
     Trustee                          9,750                None                 None             30,500
Stig Host,
     Trustee                          4,250                None                 None             22,000
Martin Jaffe,
     Trustee                              0                None                 None                  0
Wilmot H. Kidd III,
     Trustee                          9,750                None                 None             30,500
Peter F. Krogh,
Trustee                               4,250                None                 None             22,000
John J. Sheehan, Trustee              3,750                None                 None             19,500
John W. Waller III,
Trustee *                             5,000                None                 None             12,000

* Retired April 20, 2000

      The Trustees of the Credit Suisse Warburg Pincus Opportunity Funds who are officers or employees of the Adviser or any of its affiliates receive no remuneration from the Credit Suisse Warburg Pincus Opportunity Funds. Each of the Trustees who are not affiliated with the Adviser are paid a $1,500 fee for each Opportunity Fund board meeting attended, a $500 fee for each special meeting attended and a $500 annual retainer. Messrs. Cochran and Jaffe are members of the Executive Committee. Messrs. Fisher, Host, Kidd, Krogh and Sheehan are members of the Audit Committee and are paid a $250 fee for each Audit Committee meeting attended.

----------
(1) The Credit Suisse Warburg Pincus Opportunity Funds anticipate paying each independent Trustee approximately $7,000 in each calendar year.

(2) As of October 31, 2000, the Fund Complex consisted of three open-end investment companies (the DLJ Focus Funds, the DLJ Opportunity Funds and the DLJ Select Funds, which were subsequently renamed the Credit Suisse Warburg Pincus Capital Funds, the Credit Suisse Warburg Pincus Opportunity Funds and the Credit Suisse Warburg Pincus Select Funds, respectively) with a total of 12 series and one closed-end investment company (the DLJ High Yield Bond Fund).

                                     Adviser

      CSAM, with principal offices at 466 Lexington Avenue, New York, New York 10017, has been retained under an interim investment advisory agreement ("Interim Investment Advisory Agreement") as the Funds' investment adviser (see "Fund Management" in the Prospectus), effective November 3, 2000.

      Credit Suisse Group ("Credit Suisse") acquired Donaldson, Lufkin & Jenrette, Inc. ("DLJ"), including its subsidiary, DLJAM (the "Acquisition"), the previous investment adviser of the Funds, and has combined the investment advisory business of DLJAM with its existing U.S. asset management business, CSAM. CSAM is part of Credit Suisse Asset Management, which is the institutional asset management and mutual fund arm of Credit Suisse. Credit Suisse is a global financial services company, providing a comprehensive range of banking and insurance products.

      Prior to the Acquisition, DLJAM was a wholly-owned subsidiary of Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ Securities"), the former distributor of the Funds' shares and a wholly-owned subsidiary of DLJ, which was, in turn an independently operated, indirect subsidiary of AXA Financial, Inc., a holding company controlled by AXA, a French insurance holding company. Following the Acquisition, DLJAM was merged with Credit Suisse Investment Corporation ("CSIC"), the parent company of CSAM. CSIC subsequently changed its name to CSAM Americas Holding Corp. and CSIC contributed all of its assets and liabilities, including its investment advisory agreements, to CSAM.

      CSAM is an indirect wholly-owned U.S. subsidiary of Credit Suisse. Credit Suisse is a global financial services company, providing a comprehensive range of banking and insurance products. Active on every continent and in all major financial centers, Credit Suisse comprises five business units -- Credit Suisse Asset Management (asset management), of which CSAM is a member; Credit Suisse First Boston (investment banking); Credit Suisse Private Banking (private banking); Credit Suisse (retail banking); and Winterthur (insurance). Credit Suisse has approximately $680 billion of global assets under management and employs approximately 62,000 people worldwide. The principal business address of Credit Suisse is Paradeplatz 8, CH 8070, Zurich, Switzerland. Credit Suisse Asset Management companies managed approximately $93 billion in the U.S. and $298 billion globally as of December 31, 2000.

      CSAM's sole member is CSAM Americas Holding Corp. located at 466 Lexington Avenue, New York, New York 10017, which is wholly-owned by Credit Suisse Asset Management Holding Corp., of the same address, which in turn is wholly-owned by Credit Suisse First Boston, Inc., located at 11 Madison Avenue, New York, New York 10010, which is indirectly wholly-owned by Credit Suisse Group.

      The Interim Investment Advisory Agreement became effective on November 3, 2000. The Interim Investment Advisory Agreement replaced an earlier, substantially identical agreement (the "Previous Investment Advisory Agreement") with DLJAM that terminated pursuant to the terms of the existing agreement. The provisions of the Interim Investment

Advisory Agreement and the Previous Investment Advisory Agreement are the same, except for the identity of the parties, the commencement and termination dates and the payment of fees. On October 26, 2000, the Board of Trustees approved the Interim Investment Advisory Agreement with DLJAM, which was assigned to CSAM as part of the Acquisition. The Interim Investment Advisory Agreement terminates, pursuant to its terms, upon the earlier of 150 days from November 3, 2000, which is April 2, 2001, or the date of approval by the shareholders, voting separately by series, of a new investment advisory agreement. CSAM has proposed, and the Board of Trustees has approved for submission to shareholders at meetings scheduled for March 23, 2001, a new investment advisory agreement with CSAM on the same economic terms as the Interim Investment Advisory Agreement.

         The Interim Investment Advisory Agreement provides for termination at any time without penalty on ten days' prior written notice, by a vote of the holders of a majority of the Fund's outstanding voting securities or by a vote of a majority of the Board of Trustees or by the Adviser on sixty days' prior written notice, and will automatically terminate in the event of its assignment.

         The Previous Investment Advisory Agreement for the Money Funds is dated October 22, 1996. This agreement was approved by the Board of Trustees of the Credit Suisse Warburg Pincus Opportunity Funds on October 22, 1996 and by the shareholders of the Money Funds on January 24, 1997 and became effective on the same date. The Previous Investment Advisory Agreement for the Money Funds was most recently reapproved on August 3, 2000. Under the Previous and Interim Investment Advisory Agreements for the Money Funds, the Adviser is paid a management fee equal to .40 of 1% of the average daily net assets of the Money Funds which are reduced to .35% of the average daily net assets in excess of $1 billion.

         The Previous Investment Advisory Agreement for the High Income Fund is dated January 21, 1999. This agreement was most recently approved by the Board of Trustees of the Credit Suisse Warburg Pincus Opportunity Funds on August 3, 2000 and by the shareholders of the High Income Fund on February 22, 1999 and became effective on the same date. Under the Previous and Interim Investment Advisory Agreements for the High Income Fund, the Adviser is paid a management fee equal to .70 of 1% of the average daily net assets of the High Income Fund which are reduced to .625 of 1% of the average daily net assets in excess of $500 million.

         For the fiscal years ending October 31, 2000, 1999, and 1998, the Municipal Fund paid the Adviser fees of $223,580, $212,914 and $246,668, respectively, and the Government Fund paid the Adviser fees of $256,602, $234,429 and $171,144, respectively. During the fiscal years ending October 31, 2000, 1999 and 1998 the Adviser reimbursed the Municipal Fund $49,632, $75,849 and $93,148, respectively, and the Adviser reimbursed the Government Fund $58,332, $110,585 and $105,492, respectively. For the fiscal years ending October 31, 2000 and 1999, the High Income Fund paid the Adviser fees totaling $98,962 and $44,319, respectively. During the same period, the Adviser reimbursed the High Income Fund $224,209 and $91,286, respectively.

         As required by Rule 15a-4(b)(2)(vi) of the 1940 Act, the Interim Investment Advisory Agreement provides that fees earned by CSAM with respect to each series of the Funds will be deposited into an interest-bearing escrow account with Citibank, N.A., and will only be paid to CSAM if a majority of the shareholders of such series approves a new investment advisory agreement for that series. If shareholders of a series do not approve a new investment advisory agreement, CSAM will receive as compensation or reimbursement in respect of such series the lesser of: (i) the fee under such Interim Investment Advisory Agreement; or (ii) the costs of providing services during the term of such Interim Investment Advisory Agreement (plus, in each case, interest earned on that amount while in escrow).

      Pursuant to the terms of the Previous Investment Advisory Agreements for the Money Funds and the High Income Fund, the Adviser may retain, at its own expense, a subadviser to assist in the performance of its services to such Funds, although such an arrangement is not currently contemplated.

      The Funds intend to enter into arrangements with certain broker-dealers (including affiliates of the Distributor) whose customers are Fund shareholders pursuant to which the broker-dealers may perform shareholder servicing functions, such as opening new shareholder accounts, processing purchase and redemption transactions, and responding to certain inquiries regarding the Fund's performance and the status of shareholder accounts. The Funds may pay for the electronic communications equipment maintained at the broker-dealers' offices that permits access to the Funds' computer files and, in addition, may reimburse the broker-dealers at cost for personnel expenses involved in providing the services.

      On December 18, 2000, Credit Suisse Asset Management Securities, Inc. ("CSAMSI" or the "Distributor") became the distributor of the Funds.

      Effective February 1, 2001, the Funds retained CSAMSI and PFPC, Inc. ("PFPC") as co-administrators to each of the Funds for a total rate not to exceed .18% of each Funds' average daily net assets. DLJAM and then CSAM provided administrative services to the Funds without charge (although DLJAM, and CSAM, was entitled to reimbursement from the Funds of the Credit Suisse Warburg Pincus Opportunity Funds). However, CSAM has agreed to assume DLJAM's undertaking to limit total annual operating expenses until October 31, 2001, and to limit average annual expenses from the date of the acquisition of DLJ, November 3, 2000, until November 3, 2002 to the annualized levels previously paid by each of the Funds measured over the 60-day period ended on the date of the acquisition of DLJ. Consequently, it is not anticipated that there will be any increase in the average annualized operating expenses ratio of each Fund until November 3, 2002, as a result of the retention of new co-administrators. Further, accounting services previously provided by PFPC pursuant to a separate agreement will be provided by PFPC under its new co-administration agreement.

      Effective February 6, 2001, State Street Bank and Trust Company ("State Street") became the transfer agent for the Funds' Common Class shares. The Board has approved the retention of State Street as transfer agent for the Funds' other classes of shares.

                              EXPENSES OF THE FUNDS

                                     General

      In addition to the payments to the Adviser under the Interim Investment Advisory Agreements, each Fund pays the other expenses incurred in its organization and operations, including the costs of printing prospectuses and other reports to existing shareholders; all expenses and fees related to registration and filing with the Securities and Exchange Commission and with state regulatory authorities; custody, transfer and dividend disbursing expenses; legal and auditing costs; clerical, accounting and other office costs; fees and expenses of Trustees who are not affiliated with the Adviser; costs of maintenance of existence; and interest charges, taxes, brokerage fees and commissions.

      As to the obtaining of clerical and accounting services not required to be provided to the Funds by the Adviser under the Interim Investment Advisory Agreements, the Funds may employ their own personnel. For such services, they also may utilize personnel employed by the Adviser or their affiliates. In such event, the costs associated with the management, supervision and assistance and office facilities, in addition to administrative and nonadviser services provided by the Adviser or their affiliates, may be reimbursed, however, the payments must be specifically approved by the Funds' Trustees, including a majority of the disinterested Trustees.

                             Distribution Agreement

      Pursuant to Rule 12b-1 adopted by the Securities and Exchange Commission under the Act, the Funds have adopted a Distribution Agreement (the "Distribution Agreement") and a Rule 12b-1 Plan for each Money Fund and Class A, Class B, Class C and Common Class Rule 12b-1 Plans for the High Income Fund (the "12b-1 Plans") to permit such Fund directly or indirectly to pay expenses associated with the distribution of shares.

      Pursuant to the Distribution Agreement and the 12b-1 Plans, the Treasurer of the Funds reports the amounts expended under the Distribution Agreement and the purposes for which such expenditures were made to the Trustees of the Funds on a quarterly basis. Also, the 12b-1 Plans provide that the selection and nomination of disinterested Trustees (as defined in the Act) are committed to the discretion of the disinterested Trustees then in office. The Distribution Agreement and 12b-1 Plans may be continued annually if approved by a majority vote of the Trustees, including a majority of the Trustees who neither are interested persons of the Funds nor have any direct or indirect financial interest in the Distribution Agreement, the 12b-1 Plans or in any other agreements related to the 12b-1 Plans, cast in person at a meeting called for the purpose of voting on such approval.

      The Distribution Agreement for each Money Fund was initially approved by each Money Fund's Trustees on October 22, 1996 and by the then shareholders on January 24, 1997. The Distribution Agreement for the Class A and Class B shares of the High Income Fund was initially approved by the High Income Fund's Trustees on January 21, 1999 and by the then shareholders on February 22, 1999. The Distribution Agreement for the Money Funds and Class A and Class B shares of the High Income Fund was most recently reviewed and reapproved on August 3, 2000. The Distribution Agreement for the Class C shares was initially approved by the High Income Fund's Trustees on January 20, 2000 and by the then shareholders on February 25, 2000. The Distribution Agreement for the Common Class shares was initially approved by the High Income Fund's Trustees on May 16, 2000 and by the then shareholders on August 3, 2000. All material amendments to the 12b-1 Plans must be approved by a vote of the Trustees, including a majority of the Trustees who neither are interested persons of the Funds nor have any direct or indirect financial interest in the 12b-1 Plans or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. Each Fund's 12b-1 Plan or Plans may be terminated without penalty at any time by a majority vote of the disinterested Trustees, by a majority vote of the outstanding shares of a Fund or by the Adviser. Any agreement related to the 12b-1 Plans may be terminated at any time, without payment of any penalty, by a majority vote of the independent Trustees or by majority vote of the outstanding shares of a Fund on not more than 60 days notice to any other party to the agreement, and any agreement, but not the 12b-1 Plans, will terminate automatically in the event of assignment.

         An initial concession or ongoing maintenance fee may be paid to broker-dealers on sales of the Funds' shares. Pursuant to the Funds' 12b-1 Plans, if such fee is paid, the Distributor is then reimbursed for such payments with amounts paid from the assets of such Fund. The payments to the broker-dealer, although a Fund expense which is paid by all shareholders, will only directly benefit investors who purchase their shares through a broker-dealer rather than from the Funds. Broker-dealers who sell shares of the Funds may provide services to their customers that are not available to investors who purchase their shares directly from the Funds. Investors who purchase their shares directly from a Fund will pay a pro rata share of such Fund's expenses of encouraging broker-dealers to provide such services but not receive any of the direct benefits of such services. The payments to the broker-dealers will continue to be paid for as long as the related assets remain in the Funds.

         Pursuant to the provisions of the 12b-1 Plans and the Distribution Agreement for the Money Funds, the maximum amount payable by the Money Funds under the 12b-1 Plans for distributing shares is .40 of 1% of the average daily net assets during the fiscal year. Currently, each Money Fund pays a distribution services fee each month to the Distributor, with respect to shares of each Money Fund, at an annual rate of up to .25 of 1% of the aggregate average daily net assets attributable to each Money Fund.

         Pursuant to the provisions of the 12b-1 Plans and the Distribution Agreement, the High Income Fund pays a distribution services fee each month to the Distributor, with respect to Class A and Common Class shares of the High Income Fund, at an annual rate of up to .25 of 1% of the aggregate average daily net assets of both the Class A and Common Class shares of the High Income Fund. With respect to the Class B and Class C shares of the High Income Fund, the annual rate may be up to 1% of the aggregate average daily net assets attributable to both the Class B and Class C shares of the High Income Fund.

      The table below shows distribution costs charged to each Money Fund and each Class of the High Income Fund during the past fiscal year.

DISTRIBUTION COSTS

--------------------------------------------------------------------------------
Municipal Fund     U.S. Government Fund       High Income Fund
--------------------------------------------------------------------------------
                                              Class A              $27,736
                                              ----------------------------------
$139,738           $160,376                   Class B              $15,943
                                              ----------------------------------
                                              Class C              $    95
                                              ----------------------------------
                                              Common Class         $   227
--------------------------------------------------------------------------------

      Class D shares of the High Income Funds are also subject to the Distribution Agreement with the Distributor. The Distributor pays all of the expenses of distributing the Class D shares.

      Under the Agreements, the Adviser may make payments to the Distributor from the Adviser's own resources, which may include the management fees paid by the Funds. In addition to the concession and maintenance fee paid to dealers or agents, the Distributor will from time to time pay additional compensation to dealers or agents in connection with the sale of shares. Such additional amounts may be utilized, in whole or in part, in some cases together with other revenues of such dealers or agents, to provide additional compensation to registered representatives of such dealers or agents who sell shares of the Funds. On some occasions, such compensation will be conditioned on the sale of a specified minimum dollar amount of the shares of the Funds during a specific period of time. Such incentives may take the form of payment for meals, entertainment, or attendance at educational seminars and associated expenses such as travel and lodging. Such dealer or agent may elect to receive cash incentives of equivalent amounts in lieu of such payments.

                      PURCHASES, REDEMPTIONS AND EXCHANGES

      The following information supplements that set forth in the Funds' Prospectus under the headings "How to Buy and Sell Shares," "Other Shareholder Information" and "Additional Shareholder Services."

                                    Purchases

      Shares of the Funds are offered at the respective net asset value (less any applicable sales charge for Class A shares of the High Income Fund) per share next determined following receipt of a purchase order in proper form by the Funds, the Funds' transfer agent, PFPC, Inc. (the "Transfer Agent"), or by the Distributor, CSAMSI. The Funds calculate net asset value per share as of the close of the regular session of the New York Stock Exchange, which is generally 4:00 p.m. New York City time on each day that trading is conducted on the New York Stock Exchange (the "NYSE"). See "Net Asset Value".

      Orders for the purchase of shares of a Fund become effective at the next transaction time (as stated in the Prospectus) after Federal funds or bank wire monies become available to the Transfer Agent for a shareholder's investment. Federal funds are a bank's deposits in a Federal Reserve Bank. These funds can be transferred by Federal Reserve wire from the account of one member bank to that of another member bank on the same day and are considered to be immediately available funds. Investors should note that their banks may impose a charge for this service. Money transmitted by a check drawn on a member of the Federal Reserve System is converted to Federal funds in one business day following receipt. Checks drawn on banks which are not members of the Federal Reserve System may take longer. All payments (including checks from individual investors) must be in United States dollars. All shares purchased are confirmed to each shareholder and are credited to such shareholder's account at net asset value. To avoid unnecessary expense to the Funds, share certificates representing shares of the Fund purchased are not issued for full or fractional shares.

      In addition to Class A, Class B, and Class C shares, the High Income Fund offers Common Class and Class D shares. Purchases of Common Class and Class D shares are offered without any initial sales charge or CDSC. Class D shares are solely available to employees of Credit Suisse First Boston and its subsidiaries that are eligible to participate in the Employee Savings and Retirement Plan of Credit Suisse First Boston, certain investment advisory or brokerage clients of CSAM or its affiliates, and certain employee benefit plans for employees of CSAM or its affiliates. CSFB employees should contact the CSFB Hotline at 1-800-588-6200 concerning how to purchase Class D shares of the High Income Fund.

      All shares purchased are confirmed to each shareholder and are credited to such shareholder's account at net asset value and with respect to the Class A shares, less any applicable initial sales charge.

      Brokerage firms and other intermediaries which have entered into the appropriate selling or service agreement with the Funds' are authorized to accept orders on the Funds' behalf. Shareholders maintaining Fund accounts through brokerage firms and other intermediaries should be aware that such institutions may necessarily set deadlines for receipt of transaction orders from their clients that are earlier than the transaction times of the Fund itself so that the institutions may properly process such orders prior to their transmittal to the Fund or the Distributor. Should an investor place a transaction order with such an institution after its deadline, the institution may not effect the order with the Fund until the next business day. Accordingly, an investor should familiarize himself or herself with the deadlines set by his or her institution. (For example, a brokerage firm may accept purchase orders from its customers up to 2:15 p.m. for issuance at the 4:00 p.m. transaction time and price.) A brokerage firm acting on behalf of a customer in connection with transactions in Fund shares is subject to the same legal obligations imposed on it generally in connection with transactions in securities for a customer, including the obligation to act promptly and accurately.

                                   Redemptions

      Shares of the Funds may be redeemed at a redemption price equal to the net asset value per share less any applicable contingent deferred sales charge ("CDSC"), as next computed as of the closing of the regular trading session of the NYSE following the receipt in proper form by the Fund of the shares tendered for redemption.

      Payment of the redemption price may be made either in cash or in portfolio securities (selected in the discretion of the Trustees and taken at their value used in determining the redemption price), or partly in cash and partly in portfolio securities. However, payments will be made wholly in cash unless the Trustees believe that an appropriate situation exists which would make such a practice detrimental to the best interest of the Funds or its shareholders. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the investor in converting the securities to cash.

      For Class A, Class B and Class C shares of the High Income Fund, to redeem shares, the registered owner or owners should forward a letter to the Funds containing a request for redemption of such shares at the next determined net asset value per share. Alternatively, the shareholder may elect the right to redeem shares by telephone as described in the Prospectus. The signature or signatures in the redemption letter must be guaranteed in the manner described below. Similar procedures are available for Common Class shares, as described in the Prospectus.

      If the total value of the shares being redeemed exceeds $50,000 or a redemption request directs proceeds to a party other than the registered account owner(s), the signature or signatures on the letter or the endorsement must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A broker-dealer guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program. Additional documents may be required for redemption of corporate, partnership or fiduciary accounts.

      The requirement for a guaranteed signature is for the protection of the shareholder in that it is intended to prevent an unauthorized person from redeeming his shares and obtaining the redemption proceeds.

                                    Exchanges

      Class A, Class B, Class C and Common Class shares of the High Income Fund can be exchanged for shares of the Money Funds, or shares of the same class of the Credit Suisse Warburg Pincus Developing Markets Fund and the Credit Suisse Warburg Pincus International

Equity II Fund (the "International Funds" and together with the Money Funds, the "Credit Suisse Warburg Pincus Opportunity Funds"), and shares of the same class of the Credit Suisse Warburg Pincus Blue Chip Fund, the Credit Suisse Warburg Pincus Fixed Income II Fund, the Credit Suisse Warburg Pincus Small Company Value Fund, the Credit Suisse Warburg Pincus Value Fund and the Credit Suisse Warburg Pincus Municipal Trust Fund (the "Credit Suisse Warburg Pincus Capital Funds") and shares of the same class of the Credit Suisse Warburg Pincus Strategic Growth and the Credit Suisse Warburg Pincus Technology Fund (the "Credit Suisse Warburg Pincus Select Funds"). Class A shares may also be exchanged for Common Class shares of other Credit Suisse Warburg Pincus Opportunity Funds, Credit Suisse Warburg Pincus Capital Funds or Credit Suisse Warburg Pincus Select Funds. After about July 1, 2001, Common Class shares of the Credit Suisse Warburg Pincus Funds may be exchanged for Common Class shares of funds in the Warburg, Pincus family of funds (and vice versa). Shareholders may exchange shares by mail. Shareholders or the shareholders' investment dealer of record may exchange shares by telephone.

      Participants within the Employee Savings and Retirement Plan of Credit Suisse First Boston should contact the CSFB Hotline at 1-800-588-6200 for information regarding exchanging Class D shares of the High Income Fund.

      Shares of each Money Fund can be exchanged for shares of the other Money Fund. Shareholders whose initial investment was directly into a Money Fund may exchange such shares into Class A, Class B, Class C or Common Class shares of the International Funds, High Income Fund, Capital Funds or Select Funds. Shares of each Money Fund established pursuant to Credit Suisse Warburg Pincus Funds' exchange privilege will be eligible for exchange into the International Funds, High Income Fund, Capital Funds or Select Funds provided that the exchange is directed into the same class of shares upon which the initial investment was made. Shareholders may exchange shares by mail. Shareholders or the shareholders' investment dealer of record may exchange shares by telephone.

      The exchange privilege is available only in those jurisdictions where shares of such Fund may be legally sold. In addition, the exchange privilege is available only when payment for the shares to be redeemed has been made and the shares exchanged are held by the Transfer Agent.

      Only those shareholders who have had shares in the High Income Fund for at least seven days may exchange all or part of those shares for shares of the International Funds, the Money Funds, Capital Funds or Select Funds, and no partial exchange may be made if, as a result, the shareholders' interest in the High Income Fund would be reduced to less than $250. The minimum initial exchange into another Fund is $1,000.

      All exchanges into either of the Money Funds, the International Funds or any of the Capital Funds are subject to the minimum investment requirements and any other applicable terms set forth in the Prospectus for the relevant Money Fund, International Fund, Capital Fund or Select Fund whose shares are being acquired. If for these or other reasons the exchange cannot be effected, the shareholder will be so notified.

      The exchange privilege is intended to provide shareholders with a convenient way to switch their investments when their objectives or perceived market conditions suggest a change. The exchange privilege is not meant to afford shareholders an investment vehicle to play short-term swings in the stock market by engaging in frequent transactions in and out of the Funds. Shareholders who engage in such frequent transactions may be prohibited from or restricted in placing future exchange orders.

      All exchanges of shares are subject to the other requirements of the Fund into which exchanges are made. Annual fund operating expenses and distribution fees for such Fund may be higher and a sales charge differential may apply. See "Summary of Credit Suisse Warburg Pincus Fund Expenses" and "Additional Shareholder Services - Exchange Privilege" in the Prospectus for a description of these expense differences.

                                RETIREMENT PLANS

      The Funds may be a suitable investment vehicle for part or all of the assets held in various tax sheltered retirement plans, such as those listed below. Semper Trust Company serves as custodian under these prototype retirement plans and charges an annual account maintenance fee of $15 per participant, regardless of the number of Funds selected. Persons desiring information concerning these plans should write or telephone the Funds' Transfer Agent. While the Funds reserve the right to suspend sales of its shares in response to conditions in the securities markets or for other reasons, it is anticipated that any such suspension of sales would not apply to the types of plans listed below.

                     Individual Retirement Accounts ("IRA")

      The Adviser has available a prototype form of a Traditional IRA. Under the Code, individuals may currently make IRA contributions of up to $2,000 annually. Married individuals filing jointly may contribute up to $2,000 for each spouse if the combined compensation of both spouses is at least equal to the contributed amount. Contributions to an IRA may be wholly or partly tax-deductible, depending upon the contributor's income level and participation in an employer-sponsored retirement plan. The income earned on shares held in an IRA is not subject to Federal income tax until withdrawn in accordance with the Code. Investors may be subject to penalties or additional taxes on contributions to or withdrawals from IRAs under certain circumstances. As with tax-deductible contributions, taxes on the income earned from nondeductible IRA contributions will be deferred until distributed from the IRA.

      The Adviser has available a prototype form of the Roth IRA. Unlike Traditional IRA's, contributions to a Roth IRA are not currently deductible. However, the amounts within the Roth IRA accounts will accumulate tax-free, and qualified distributions from the Funds will not be included in a shareholder's taxable income. An individual may contribute a maximum of $2,000 annually to a Roth IRA ($4,000 for joint returns). However, such limit is calculated in the aggregate with contributions to traditional IRA's. In addition, Roth IRA's are not available to individuals above certain income levels.

      The Adviser also has available a prototype form of the Education IRA. Like the Roth IRA, contributions are not currently deductible. However, the investment earnings accumulate tax-free, and qualifying distributions used for higher education expenses are not taxable. An individual may contribute a maximum of $500 per account annually. In addition, Educational IRA's are not available to individuals above certain income levels.

                  Simplified Employee Pension Plan ("SEP/IRA")

      A SEP/IRA is available for investment and may be established on a group basis by an employer who wishes to sponsor a tax-sheltered retirement program by making IRA contributions on behalf of all eligible employees.

       Savings Incentive Match Plan for Employees ("SIMPLE") - SIMPLE IRA
                                and SIMPLE 401(k)

      SIMPLE plans offer employers with 100 or fewer eligible employees who earned at least $5,000 from the employer in the preceding calendar year the ability to establish a retirement plan that permits employee contributions. An employer may also elect to make additional contributions to these Plans. Please telephone Credit Suisse Warburg Pincus Funds' shareholder servicing representatives at (800) 225-8011 for more information.

                      Employer-Sponsored Retirement Plans

      The Adviser has a prototype retirement plan available which provides for investment of plan assets in shares of any one or more Funds. The prototype retirement plan may be used by sole proprietors and partnerships as well as corporations to establish a tax qualified profit sharing plan or money purchase pension plan (or both) of their own.

      Under the prototype retirement plan, an employer may make annual tax-deductible contributions for allocation to the accounts of the plan participants to the maximum extent permitted by the federal tax law for the type of plan implemented. The Adviser has received favorable opinion letters from the IRS that the prototype retirement plan is acceptable by qualified employers.

                         Self-Directed Retirement Plans

      Shares of the Funds may be suitable for self-directed IRA accounts and prototype retirement plans.

                                 NET ASSET VALUE

      Shares of the Funds will be priced at the net asset value per share as computed each Fund Business Day in accordance with the Agreement and Declaration of Trust and By-Laws. For this purpose, a Fund Business Day is any day on which the NYSE is open for business, typically,

Monday through Friday exclusive of New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

      The net asset value of the shares of each Money Fund is determined as of the close of the regular session on the NYSE, which is generally at 4:00 p.m., New York City time, on each day that trading is conducted on the NYSE. The net asset value per share is calculated by taking the sum of the value of each Fund's investments and any cash or other assets, subtracting liabilities, and dividing by the total number of shares outstanding. All expenses, including the fees payable to the Adviser, are accrued daily.

      For purposes of this computation, the securities in each Money Fund's portfolio are valued at their amortized cost, which does not take into account unrealized securities gains or losses as measured by market valuations. The amortized cost method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. During periods of declining interest rates, the daily yield on shares of the Money Fund may be higher than that of a fund with identical investments utilizing a method of valuation based upon market prices for its portfolio instruments; the converse would apply in a period of rising interest rates.

      The valuation at amortized cost is in accordance with the provisions of Rule 2a-7 under the Act. Pursuant to such rule, the Money Funds maintain a dollar-weighted average portfolio maturity of 90 days or less and invests only in securities of high quality (as defined by the Rule). The Money Funds also purchase instruments which, at the time of investment, have remaining maturities of no more than one year which maturities may extend to 397 days. The Money Funds maintain procedures designed to stabilize, to the extent reasonably possible, the price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Money Funds' portfolio holdings by the Adviser at such intervals as the Adviser deems appropriate to determine whether and to what extent the net asset value of the Money Funds calculated by using available market quotations or market equivalents deviates from net asset value based on amortized cost. If such deviation exceeds 1/2 of 1%, the Adviser will promptly consider what action, if any, should be initiated. In the event the Adviser determines that such a deviation may result in material dilution or other unfair results to new investors or existing shareholders, they will consider corrective action which might include (1) selling instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, (2) withholding dividends of net income on shares, or (3) establishing a net asset value per share using available market quotations or equivalents. There can be no assurance, however, that the Money Funds' net asset value per share will remain constant at $1.00.

      The net asset value of the shares of the High Income Fund is determined as of the close of the regular session on the NYSE, which is generally at 4:00 p.m., New York City time, on each day that trading is conducted on the NYSE. The net asset value per share is calculated separately for each class by taking the sum of the value of the Fund's investments and any cash or other assets, subtracting liabilities, and dividing by the total number of shares outstanding per class. All expenses, including the fees payable to the Adviser, are accrued daily. For purposes of this computation, the securities in the Fund's portfolio are, except as described below, valued at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other method as the Trustees believe would accurately reflect their fair value.

      Substantially all of the High Income Fund's investments (excluding short-term investments) are valued by one or more independent pricing services (the "Service") pursuant to procedures approved by the Trustees. Securities valued by the Service for which quoted bid prices in the judgment of the Service are readily available and are representative of the bid side of the market are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments valued by the Service are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and the indications as to values from dealers; and general market conditions. Debt securities which mature in less than 60 days are valued at amortized cost (unless the Trustees determine that this method does not represent fair value) if their original maturity was 60 days or less, or by amortizing the value as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days. Other investments that are readily marketable portfolio securities listed on an exchange are valued at the last sale price at the close of the exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Trustees shall determine in good faith to reflect its fair value. Readily marketable securities including certain options, not listed on an exchange but admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ("NASDAQ") National List (the "List") are valued in like manner. Portfolio securities traded on more than one exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Readily marketable securities, including certain options traded only in the over-the-counter market and listed securities whose primary market is believed by the Adviser to be over-the-counter (excluding those admitted to trading on the List) are valued at the mean of the current bid and asked prices as reported by such sources as the Trustees deem appropriate to reflect their fair market value.

      Options, futures contracts and options thereon which are traded on exchanges are valued at their last sale or settlement price as of the close of the exchanges or, if no sales are reported, at the average of the quoted bid and asked prices as of the close of the exchange. Portfolio securities underlying listed call options will be valued at their market price and reflected in net assets accordingly. Premiums received on call options written by the Fund will be included in the liability section of the Statement of Assets and Liabilities as a deferred credit and subsequently adjusted (marked-to-market) to the current market value of the option written.

      Any assets or liabilities initially expressed in terms of foreign currency will be translated into U.S. dollars at the prevailing rates of exchange or, if no such rate is quoted on such date, at the exchange rate utilized on the previous business day or at such other quoted market exchange rate as may be determined to be appropriate by the Adviser. Expenses and fees, including the management fee, are accrued daily and taken into account for the purpose of determining net asset value.

      Securities that are not valued by the Service are valued at fair value as determined in good faith by the Trustees utilizing such factors as the Trustees deem appropriate. The Trustees will review the method of such valuation on a regular basis.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

      Dividends. The net investment income of the Money Funds and the High Income Fund is declared daily as a dividend to holders of record, after giving effect to redemptions received during the day, following the determination of net asset value as of the close of business of regular sessions of the NYSE. Net investment income consists of all accrued interest and dividend income on the Funds' portfolio assets less the Funds' actual and accrued expenses applicable to that dividend period. Realized gains and losses are reflected in net asset value and are not included in net investment income.

      Because the net investment income of each Money Fund is declared as a dividend each time the net investment income of the Fund is determined and is expressed by an increase in the number of shares held at a $1.00 price, the net asset value per share of each Money Fund (i.e., the value of the net assets of the Fund divided by the number of shares of the Money Fund outstanding) is expected to remain at $1.00 per share immediately after each such determination and dividend declaration, unless (i) there are unusual or extended fluctuations in short-term interest rates or other factors, such as unfavorable changes in the creditworthiness of issuers affecting the value of securities in the Money Fund's portfolio, or (ii) net income is a negative amount. Normally, each Money Fund will have a positive net investment income at the time of each determination thereof. Net investment income may be negative if an unexpected liability must be accrued or a loss realized. If the net investment income of a Money Fund determined at any time is a negative amount, the net asset value per share will be reduced below $1.00 unless one or more of the following steps are taken: the Adviser has the authority (i) to reduce the number of shares in each shareholder's account, (ii) to offset each shareholder's pro rata portion of negative net investment income from the shareholder's accrued dividend account or from future dividends, or (iii) to combine these methods in order to seek to maintain the net asset value per share at $1.00. Each Money Fund may endeavor to restore the net asset value per share to $1.00 by not declaring dividends from net investment income on subsequent days until restoration, with the result that the net asset value per share will increase to the extent of positive net investment income which is not declared as a dividend.

      Should the Money Funds incur or anticipate any unusual or unexpected significant expense or loss which would affect disproportionately the Money Funds' income for a particular period, the Adviser would at that time consider whether to adhere to the dividend policy described above or to revise it in light of the then prevailing circumstances in order to ameliorate to the extent possible the disproportionate effect of such expense, loss or depreciation on then existing shareholders. Such expenses or losses may nevertheless result in a shareholder's receiving no dividends for the period during which the shares are held and in receiving upon redemption a price per share lower than that which was paid.

      The Money Funds do not anticipate realizing any long-term capital gains. The Money Funds expect to follow the practice of distributing any net realized capital gains to shareholders at least annually. However, if any realized capital gains are retained by the Money Funds for reinvestment and Federal income taxes are paid thereon by the Money Funds, the Money Funds will elect to treat such capital gains as having been distributed to shareholders; as a result, shareholders would be able to claim their share of the taxes paid by the Funds on such gains as a credit against their individual Federal income tax liability.

      Upon a redemption or other disposition of shares of a Fund, including an exchange of shares in one Fund for shares in another Fund, a shareholder will generally recognize gain or loss in an amount equal to the difference between the amount realized and the shareholder's tax basis in such shares. Generally, such gain or loss will be capital gain or loss if the shares are held as capital assets and will be long-term capital gain or loss if the shareholder's holding period for such shares exceeds one year. Capital gains (short-term and long-term), if any, realized by the Funds during their fiscal year will be distributed to the respective shareholders shortly after the end of such fiscal year.

      Each income dividend and capital gains distribution, if any, declared by the Funds on the outstanding shares of any Fund will, at the election of each shareholder, be paid in cash or reinvested in additional full and fractional shares of that Fund at the net asset value as of the close of business on the payment date. Such distributions, to the extent they would otherwise be taxable, will be taxable to shareholders regardless of whether paid in cash or reinvested in additional shares. An election to receive dividends and distributions in cash or shares is made at the time of the initial investment and may be changed by notice received by the Fund from a shareholder at least 30 days prior to the record date for a particular dividend or distribution on shares of the Fund. There is no charge in connection with the reinvestment of dividends and capital gains distributions.

      There is no fixed dividend rate and there can be no assurance that a Fund will pay any dividends or realize any gains. The amount of any dividend or distribution paid by each Fund depends upon the realization by the Fund of income and capital gains from that Fund's investments. All dividends and distributions will be made to shareholders of each Fund solely from assets of that Fund.

      Taxation of Distributions. For Federal income tax purposes and except as provided below, all distributions by the Funds out of net investment income and net realized short-term capital gains are treated as ordinary income, and distributions of long-term capital gains, if any, when designated as capital gain dividends, are treated as long-term capital gains irrespective of the length of time the shareholder held shares in the Funds. Since the Funds derive nearly all of their gross income in the form of interest income, and not dividends from domestic corporations, it is expected that for corporate shareholders, none of the Funds' distributions will be eligible for the dividends-received deduction under current law.

      Since each Fund intends to qualify as a regulated investment company ("RIC"), as discussed below, any distributions from tax-exempt interest and designated as such by the Fund generally will be treated as tax-exempt interest by the shareholders, provided that at least 50% of the value of the Fund's assets at the end of each quarter of the taxable year is invested in state, municipal and other obligations the interest on which is exempt from tax under
Section 103(a) of the Internal Revenue Code of 1986 (the "Code"). The Municipal Fund intends to satisfy this 50% requirement in order to permit distributions of tax-exempt interest to be treated as such for Federal income tax purposes in the hands of their shareholders. Distributions to shareholders of tax-exempt interest earned by the Municipal Fund for the taxable year are therefore not subject to regular Federal income tax, although they may be subject to the alternative minimum taxes imposed on corporations and individuals. Discount from certain stripped tax-exempt obligations or their coupons, however, may be taxable.

      Since the Funds are not treated as a single entity for Federal income tax purposes, the performance of any one Fund will have no effect on the income tax liability of shareholders of another Fund.

      Shareholders will be advised annually as to the federal (and state, for the Municipal Fund) tax status of dividends and capital gains distributions, if any, made by each Money Fund for the preceding year.

      Tax Qualification of the Funds. Each Fund intends to qualify as a RIC under Subchapter M of the Code, as amended, so that it will not be liable for federal income taxes to the extent that its net taxable income and net capital gains are distributed to shareholders. Accordingly, each Fund must, among other things, (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other RICs, or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses).

      In addition, each Fund will be subject to a nondeductible 4% excise tax on the excess, if any, of certain required distribution amounts over the amounts actually distributed by that Fund.

To the extent possible, each Fund intends to make such distributions as may be necessary to avoid this excise tax.

      In addition, gain on the disposition by a Money Fund of a tax-exempt obligation or any other market discount bond that is acquired for a price less than its principal amount generally will be treated as ordinary income (instead of capital gain) to the extent of accrued market discount. Generally, a market discount bond is a bond acquired in the secondary market at a price below its stated redemption price at maturity.

      The High Income Fund may invest in debt-securities of non-U.S. issuers. Any income received by the Funds from such investments may be subject to income, withholding or other taxes imposed by foreign countries. Such taxes will not be deductible or creditable by shareholders of the Funds (but may be deductible by the Funds), and may be withheld at a higher rate than that which would be applicable if the underlying securities had been held directly by a shareholder. Tax conventions between certain countries and the United States may reduce or eliminate those taxes.

      Tax Withholding. Each Fund is required to withhold and remit to the U.S. Treasury 31% of the dividends or the proceeds of any redemptions or exchanges of shares with respect to any shareholder who fails to furnish the Funds with a correct taxpayer identification number, who under-reports dividend or interest income, or who fails to certify to the Funds that he or she is not subject to such withholding. An individual's tax identification number is his or her social security number.

      Tax Legislation. Tax legislation in recent years has included several provisions that may affect the supply of, and the demand for, tax-exempt bonds, as well as the tax-exempt nature of interest paid thereon. It is not possible to predict with certainty the effect of these recent tax law changes upon the tax-exempt bond market, including the availability of obligations appropriate for investment, nor is it possible to predict any additional restrictions that may be enacted in the future. The Municipal Fund will monitor developments in this area and consider whether changes in its objectives or policies are desirable.

      General. The foregoing is only a brief summary of some of the material U.S. federal income tax considerations generally relating to an investment in the Funds. It is based upon the Code, applicable Treasury regulations and administrative rulings and pronouncements of the Internal Revenue Service, all as in effect on the date hereof and which are subject to change, possibly with retroactive effect. This summary is directed to investors who are U.S. persons (as determined for U.S. federal income tax purposes) and does not purport to discuss all of the income tax consequences applicable to the Funds or to all categories of investors, some of whom may be subject to special rules (including dealers in securities, insurance companies, non-U.S. persons and tax-exempt entities). Investors are urged to consult their tax advisers regarding the specific U.S. federal income tax consequences of an investment in the Funds, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

                             PORTFOLIO TRANSACTIONS

      CSAM is responsible for establishing, reviewing and, where necessary, modifying each Fund's investment program to achieve its investment objective. Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal. Other purchases and sales may be effected on a securities exchange or over-the-counter, depending on where it appears that the best price and execution will be obtained. The purchase price paid by a Fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer's mark-up or mark-down. Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in domestic or foreign over-the-counter markets, but the price of securities traded in over-the-counter markets includes an undisclosed commission or mark-up. U.S. Government Securities are generally purchased from underwriters or dealers, although certain newly issued U.S. Government Securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. No brokerage commissions are typically paid on purchases and sales of U.S. Government Securities.

      In selecting broker-dealers, the Adviser does business exclusively with those broker-dealers that, in the Adviser's judgment, can be expected to provide the best service. The service has two main aspects: the execution of buy and sell orders and the provision of research. In negotiating commissions with broker-dealers, the Adviser will pay no more for execution and research services than it considers either, or both together, to be worth. The worth of execution service depends on the ability of the broker-dealer to minimize costs of securities purchased and to maximize prices obtained for securities sold. The worth of research depends on its usefulness in optimizing portfolio composition and its changes over time. Commissions for the combination of execution and research services that meet the Adviser's standards may be higher than for execution services alone or for services that fall below the Adviser's standards. The Adviser believes that these arrangements may benefit all clients and not necessarily only the accounts in which the particular investment transactions occur that are so executed. Further, the Adviser will only receive brokerage or research service in connection with securities transactions that are consistent with the "safe harbor" provisions of Section 28(e) of the Securities Exchange Act of 1934 when paying such higher commissions. Research services may include research on specific industries or companies, macroeconomic analyses, analyses of national and international events and trends, evaluations of thinly traded securities, computerized trading screening techniques and securities ranking services, and general research services.

      Investment decisions for a Fund concerning specific portfolio securities are made independently from those for other clients advised by the Adviser. Such other investment clients may invest in the same securities as a Fund. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to each client, including a Fund. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold for a Fund. To the extent permitted by law, securities may be aggregated with those to be sold or purchased for a Fund with those to be sold or purchased for such other investment clients in order to obtain best execution.

      All orders for transactions in securities or options on behalf of a Fund are placed by the Adviser with broker-dealers that it selects, including Credit Suisse First Boston ("CSFB"), CSAMSI and affiliates of Credit Suisse. A Fund may utilize CSFB, CSAMSI or affiliates of Credit Suisse in connection with a purchase or sale of securities when the Adviser believes that the charge for the transaction does not exceed usual and customary levels and when doing so is consistent with guidelines adopted by the Board.

      In no instance will portfolio securities be purchased from or sold to CSAM, CSAMSI or CSFB or any affiliated person of the foregoing entities except as permitted by SEC exemptive order or by applicable law. In addition, the Funds will not give preference to any institutions with whom a Fund enters into distribution or shareholder servicing agreements concerning the provision of distribution services or support services.

      If permitted for a Fund, transactions for such Fund may be effected on foreign securities exchanges. In transactions for securities not actively traded on a foreign securities exchange, such Fund will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

      A Fund may participate, if and when practicable, in bidding for the purchase of securities for a Fund's portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. A Fund will engage in this practice, however, only when the Adviser, in its sole discretion, believes such practice to be otherwise in a Fund's interest.

      The tables below show certain information regarding the payment of commissions by the Credit Suisse Warburg Pincus High Income Fund for the fiscal year ending October 31, 2000.

                                                                   Fiscal Year ended       Fiscal Year ended
                                                                    October 31, 2000        October 31, 1999
                                                                    ----------------        ----------------
Total brokerage commissions incurred by the
Credit Suisse Warburg Pincus High Income
Fund .......................................................             $1,563                  $6,563
Total dollar amount paid to Donaldson, Lufkin & Jenrette
Securities Corporation ("DLJSC") ...........................             $1,563                  $6,563
Percentage of total brokerage commissions paid to
DLJSC ......................................................                100%                    100%
Percentage of aggregate dollar amount of transactions
involving the payment of commissions to DLJSC ..............                1.2%                    4.7%

                       INVESTMENT PERFORMANCE INFORMATION

      The Funds may furnish data about its investment performance in advertisements, sales literature and reports to shareholders. From time to time evaluations of performance are made by independent sources that may be used in advertisements concerning each Fund. These sources include Lipper Inc., Weisenberger Investment Company Service, Barron's, Business Week, Kiplinger's Personal Finance, Financial World, Forbes, Fortune, Money, Personal Investor, Sylvia Porter's Personal Finance, Bank Rate Monitor, Morningstar and The Wall Street Journal.

      These performance figures may be calculated in the following manner:

                                      Yield

      Quotations of yield for the High Income Fund will be based on the investment income per share earned during a particular 30 day period, less expenses accrued during the period ("net investment income") and will be computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                             YIELD = 2[(A-B+ 1)^6-1]
                                        ---
                                        CD

      where

      A = dividends and interest earned during the period

      B = expenses accrued for the period (net of reimbursements)

      C = the average daily number of shares outstanding during the period that were entitled to receive dividends

      D = the maximum offering price per share on the last day of the period

      The "yield" calculated for the Money Funds is the net annualized yield based on a specified 7 calendar days calculated at simple interest rates. Yield is calculated by determining the net change exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. The yield is annualized by multiplying the base period return by 365/7. The yield figure is stated to the nearest hundredth of one percent. The yield quotation based on the 7 days ended October 31, 2000 was 3.56% and 5.50% for the Municipal Fund and Government Fund, respectively.

                                 Effective Yield

      Effective yield also calculated for the Money Funds is the net annualized yield for a specified 7 calendar days assuming a reinvestment of the income or compounding. Effective yield is calculated by the same method as yield except the effective yield figure is compounded by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

            Effective yield = [(Base Period Return + 1)^(365/7)] - 1.

      The effective yield quotation based on the 7 days ended October 31, 2000 was 3.62% and 5.65% for the Municipal Fund and Government Fund, respectively.

                              Tax-Equivalent Yield

      Tax-equivalent yield is the net annualized taxable yield needed to produce a specified tax-exempt yield at a given tax rate based on a specified 30-day period assuming a reinvestment of all dividends paid during such period. Tax-equivalent yield is calculated by dividing that portion of the Municipal Fund's yield (as computed in the yield description above) which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Municipal Fund that is not tax-exempt.

      The following chart will illustrate the effects of tax-exempt income versus taxable income.

                      Tax-Exempt Income vs. Taxable Income

         Federal income tax rates in effect for the 2000 calendar year.

                         Federal                  To Equal Hypothetical Tax-Free Yields of 5%,
2000 Taxable             Tax Rates                7% and 9%, a Taxable Investment Would Have To
Income Brackets          Individual Return        Earn3
                                                  5%              7%             9%
0-26,250                 15.0%                    5.88            8.24           10.59
26,250-63,550            28.0%                    6.94            9.72           12.50
63,550-132,600           31.0%                    7.25            10.14          13.04
132,600-288,350          36.0%                    7.81            10.95          14.06
Over 288,350             39.6%                    8.28            11.59          14.90

                         Joint Return

0-43,850                 15.0%                    5.88            8.24           10.59
43,850-105,950           28.0%                    6.94            9.72           12.50
105,950-161,450          31.0%                    7.25            10.14          13.04
161,450-288,350          36.0%                    7.81            10.95          14.06
Over 288,350             39.6%                    8.28            11.59          14.90

      Based on 2000 Federal tax rates, a married couple filing a joint return with two exemptions and taxable income of $50,000 would have to earn a tax-equivalent yield of 6.94% in order to match a tax-free yield of 5%.

      There is no guarantee that a fund will achieve a specific yield. While most of the income distributed to the shareholders of the Municipal Fund will be exempt from Federal income taxes, distributions may be subject to state and local taxes. Income from the Government Money Fund is exempt from certain state taxes.

      Quotations of total return will reflect only the performance of an investment in any Money Fund during the particular time period shown. Each Money Fund's total return and

----------
(3) These illustrations assume the Federal alternative minimum tax is not applicable, that an individual is not a "head of household" and claims one exemption and that taxpayers filing a joint return claim two exemptions. Note also that these Federal income tax brackets and rates do not take into account the effects of (i) a reduction in the deductibility of itemized deductions for taxpayers whose Federal adjusted gross income exceeds $126,600 ($63,300 in the case of a married individual filing a separate return), or of (ii) the gradual phaseout of the personal exemption amount for taxpayers whose federal adjusted gross income exceeds $126,600 (for single individuals). The effective Federal tax rates and equivalent yields for such taxpayers would be higher than those shown above.

current yield may vary from time to time depending on market conditions, the compositions of its portfolio and operating expenses. These factors and possible differences in the methods used in calculating yield should be considered when comparing each Money Fund's current yield to yields published for other investment companies and other investment vehicles. Total return and yield should also be considered relative to change in the value of each Money Fund's shares and the risks associated with each Money Fund's investment objectives, policies and risk considerations.

      In connection with communicating its yield, effective yield or tax-equivalent yield to current or prospective shareholders, each Money Fund may also compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

                          SHARES OF BENEFICIAL INTEREST

      Set forth below is certain information as to persons who owned 5% or more of a Fund's outstanding shares as of January 31, 2001.

                                         Name and Address             % of Class

Credit Suisse Warburg Pincus         Protective Insurance Co.
U.S. Government Money Fund             Att: Mark Bockelman            8.42%
                                  1099 N. Meridian St., Ste. 700
                                      Indianapolis, IN 46204

                                      Winthrop Trust Company
                                  Lawrence and Schloss Trustees
                                            Grat NO 3                 6.25%
                                         277 Park Avenue
                                        New York, NY 10172

Credit Suisse Warburg Pincus            Chalsty Family LLC
Municipal Money Fund                  c/o Winthrop Trust Co.
                                         277 Park Avenue              5.74%
                                        New York, NY 10172

                                          Thompson Dean
                                    550 Park Avenue, Apt. 10E         5.27%
                                        New York, NY 10021

(a)  Such Record holder disclaims beneficial ownership.

      As of the date of this Statement of Additional Information, the Trustees and Officers of the Funds as a group owned less than 1% of the outstanding shares of either Fund.

      The Adviser manages accounts over which it has discretionary power to vote or dispose of securities held in such accounts and which accounts hold in the aggregate, as of January 31, 2001 18,259,783 shares (26.5%) of the Municipal Money Fund, 17,670,767 shares (24.3%) of the U.S. Government Money Fund and 182,286 shares (12.0%) of the High Income Fund.

                               GENERAL INFORMATION

                         Organization and Capitalization

      The Agreement and Declaration of Trust provides that no Trustee, officer, employee or agent of the Credit Suisse Warburg Pincus Opportunity Funds is liable to the Funds or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third person in connection with the affairs of the Funds, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. It also provides that all third parties shall look solely to the property of the appropriate Credit Suisse Warburg Pincus Opportunity Fund for satisfaction of claims arising in connection with the affairs of a Credit Suisse Warburg Pincus Opportunity Fund. With the exceptions stated, the Agreement and Declaration of Trust permits the Trustees to provide for the indemnification of Trustees, officers, employees or agents of the Credit Suisse Warburg Pincus Opportunity Funds against all liability in connection with the affairs of the Credit Suisse Warburg Pincus Opportunity Funds.

      All shares of the Credit Suisse Warburg Pincus Opportunity Funds when duly issued will be fully paid and non-assessable. The Trustees are authorized to re-classify and issue any unissued shares to any number of additional series without shareholder approval. Accordingly, the Trustees in the future, for reasons such as the desire to establish one or more additional Credit Suisse Warburg Pincus Opportunity Funds with different investment objectives, policies, risk considerations or restrictions, may create additional series or classes of shares. Any issuance of shares of such additional series would be governed by the Act and the laws of the State of Delaware.

                        Counsel and Independent Auditors

      Sullivan & Cromwell, 125 Broad Street, New York, New York 10004, serves as legal counsel for the Credit Suisse Warburg Pincus Opportunity Funds.

      Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, has been appointed as independent auditors for the Credit Suisse Warburg Pincus Opportunity Funds.

                             Additional Information

      This Statement of Additional Information does not contain all the information set forth in the Registration Statement filed by the Funds with the Securities and Exchange Commission under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.

                          Custodian and Transfer Agent

      Citibank, N.A., 111 Wall Street, New York, New York 10043 serves as custodian to the Credit Suisse Warburg Pincus Opportunity Funds.

      PFPC Inc., 211 South Gulph Road, King of Prussia, PA 19406 serves as accounting agent for the Credit Suisse Warburg Pincus Opportunity Funds and transfer agent for the Funds' Class A, B, C and D shares. Boston Financial Data Services, Inc. serves as the transfer agent for the Funds' Common Class shares.

                              Financial Statements

      The audited financial statements of each Fund for the fiscal year ended October 31, 2000 and the reports of the Funds' independent auditors in connection therewith are included in the October 31, 2000 Annual Reports to Shareholders for the Money Funds and the High Income Fund. The Annual Reports are incorporated by reference into this Statement of Additional Information. You can obtain a copy of the Funds' Annual Reports by writing or calling the Funds at the address or telephone numbers set forth on the cover of this Statement of Additional Information.

                                   APPENDIX A

                               SECURITIES RATINGS

      The following is a description of the ratings given by S&P and Moody's to U.S. municipal and government securities in which the Funds are permitted to invest in accordance with Rule 2a-7 of the Act.

Ratings of Municipal Obligations

            S&P:

      The two highest ratings of S&P for municipal bonds are AAA (Prime) and AA (High-grade). Bonds rated AAA have the highest rating assigned by S&P to a municipal obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree. The rating may be modified by the addition of a plus (+) or a minus (-) to show relative standing within the category.

      S&P top ratings for municipal notes are SP-1 and SP-2. The designation SP-1 indicates a very strong capacity to pay principal and interest. A "+" is added for those issues determined to possess overwhelming safety characteristics. An "SP-2" designation indicates a satisfactory capacity to pay principal and interest.

            Moody's:

      The two highest ratings of Moody's for municipal bonds are Aaa and Aa. Bonds rated Aaa are judged by Moody's to be of the best quality. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. Moody's states that Aa bonds are rated lower than the best bonds because margins of protection or other elements make long-term risks appear somewhat larger than for Aaa municipal bonds. Moody's rates a bond in the Aa category as Aa1 if Moody's believes the bond possesses strong attributes within the category.

      Moody's ratings for municipal notes and other short-term loans are designated Moody's Investment Grade (MIG) and Variable Rate Demand Obligation Moody's Investment Grade (VMIG). This distinction is in recognition of the differences between short-term and long-term credit risk. Loans bearing the designation MIG1/VMIG1 are of the best quality, enjoying strong protection by establishing cash flows of funds for their servicing or by established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG2/VMIG2 are of high quality with margins of protection ample although not as large as in the preceding group.

Commercial Paper Ratings

            S&P:

      Commercial paper rated A-1 or better by S&P has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed; the issuer has access to at least two additional channels of borrowing; and basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned.

            Moody's:

         The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationship which exists with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Ratings of Corporate Bonds

            S&P

      AAA--Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

      AA--Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

      A--Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.

      BBB--Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

      BB--Bonds rated BB have less near-term vulnerability to default than other speculative grade debt. However, they face major ongoing uncertainties or exposure to adverse business, financial


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

or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

      B--Bonds rated B have a greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

      CCC--Bonds rated CCC have a current identifiable vulnerability to default and are dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

      CC--The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

      C--The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating.

      D--Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

      S&P's letter ratings may be modified by the addition of a plus (+) or a minus (-) sign designation, which is used to show relative standing within the major rating categories, except in the AAA (Prime Grade) category.

Moody's

      Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issuers.

      Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

      A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.


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

      Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and, therefore, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa--Bonds which are rated Caa are of poor standing. Such issuers may be in default or there may be present elements of danger with respect to principal or interest.

      Ca--Bonds which are rated Ca present obligations which are speculative in a high degree. Such issuers are often in default or have other marked shortcomings.

      C--Bonds which are rated C are the lowest rated class of bonds, and issuers so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Moody's applies the numerical modifiers 1, 2 and 3 to show relative standing within the major rating categories, except in the Aaa category and in the categories below B. The modifier 1 indicates a ranking for the security in the higher end of a rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.


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

                                   APPENDIX B

                       DESCRIPTION OF MUNICIPAL SECURITIES

      Municipal Notes generally are used to provide for short-term capital needs and usually have maturities of one year or less. They include the following:

      1. Project Notes, which carry a U.S. Government guarantee, are issued by public bodies (called "local issuing agencies") created under the laws of a state, territory, or U.S. possession. They have maturities that range up to one year from the date of issuance. Project Notes are backed by an agreement between the local issuing agency and the Federal Department of Housing and Urban Development. These Notes provide financing for a wide range of financial assistance programs for housing, redevelopment, and related needs (such as low-income housing programs and renewal programs).

      2. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from those specific future taxes.

      3. Revenue Anticipation Notes are issued in expectation of receipt of other types of revenues, such as Federal revenues available under the Federal Revenue Sharing Programs.

      4. Bond Anticipation Notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

      5. Construction Loan Notes are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under the Federal National Mortgage Association or the Government National Mortgage Association.

      6. Tax-Exempt Commercial Paper is a short-term obligation with a stated maturity of 365 days or less. It is issued by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing.

      Municipal Bonds, which meet longer term capital needs and generally have maturities of more than one year when issued, have three principal classifications:

      7. General Obligation Bonds are issued by such entities as states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a


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            wide range of public projects, including construction or improvement of schools, highways, and roads, and water and sewer systems. The basic security behind General Obligation bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

      8. Revenue Bonds generally are accrued by the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source. Revenue Bonds are issued to finance a wide variety of capital projects including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Many of these Bonds provide additional security in the form of a debt service reserve fund to be used to make principal and interest payments. Housing authorities have a wide range of security, including partially or fully insured mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

      9. Industrial Development Bonds are considered municipal bonds if the interest paid thereon is exempt from Federal income tax and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These Bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such Bonds is dependent solely on the ability or the facility's user to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment.


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